UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03857

American Funds Insurance Series
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Steven I. Koszalka
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American Funds Insurance Series®

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Special feature

A complementary blend:
The American Funds multiple portfolio counselor system

▶ See page 19

Annual report for the year ended December 31, 2010

American Funds Insurance Series is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For nearly 80 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

The summary investment portfolios (with the exception of Cash Management Fund, which shows a complete listing of portfolio holdings) are designed to streamline this report and help investors easily identify the funds’ principal holdings. See the outside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, investment results are for Class 2 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution.

The mountain charts on pages 3 to 17 illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund) over the past 10 years (or the lifetime of the fund if less than 10 years).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series’ investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, and for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waivers, without which they would have been lower. See the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Investing outside the United States (especially in developing countries) may be subject to risks, such as currency and interest rate fluctuations; local, regional or global political, social or economic instability; differing securities regulations and accounting standards; possible changes in taxation; periods of illiquidity; and price volatility. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. See the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Fellow investors:

The past year serves as a reminder of the importance of investing with a long-term perspective. Six months ago, it appeared that the global economic recovery that helped produce a significant stock market rally in 2009 had stalled. All major equity indexes lost ground for the period from January 1 through June 30, 2010, as did most of the funds in American Funds Insurance Series.

Fortunately, patient investors were rewarded with a turnaround beginning in September that saw many countries’ stock markets end 2010 with double-digit gains. Both developed and developing markets benefited from the rally, as did our funds.

The strongest returns for the year came in developing markets. Thailand (+56.3%), Peru (+53.3%), Chile (+44.8%) and Colombia (+43.4%) helped the MSCI Emerging Markets Index to a 19.2% gain. Among developed markets, Sweden (+34.8%), Denmark (+31.1%) and Hong Kong (+23.2%) were the major contributors to the 12.3% return of the MSCI World Index. The U.S. market, as measured by Standard & Poor’s 500 Composite Index, gained 15.1%. The weakest returns came from several euro zone countries that are still dealing with sovereign debt problems. Hardest hit was Greece (–44.7%), followed by Spain (–21.1%), Ireland (–17.7%) and Italy (–14.1%).

Returns for countries outside the U.S. are calculated in U.S. dollars with dividends reinvested. All the indexes are unmanaged.

In fixed-income markets, high-yield bonds had the best results, with the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index gaining 14.9%. In investment-grade fixed-income markets, the Barclays Capital Global Aggregate Index rose 5.5% and the U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Index, was up 6.5%. As with equities, developing-market bonds were strong: the J.P. Morgan Emerging Markets Bond Index Plus gained 11.8%.

During 2010, the Federal Reserve kept its target for the federal funds rate at 0% to 0.25%, unchanged since December 2008. As economic data started to improve later in the year and Congress extended tax breaks for another two years, government bond yields rose. The yield on the 10-year Treasury was 3.30% at year-end.

While the full-year results were welcome after the midyear setback, it’s important not to lose sight of the significant challenges still facing investors. In the U.S., there remains uncertainty about whether continuing high unemployment and the weak housing market could slow the economic recovery.

Several states, including California, New York and Illinois, are grappling with large budget deficits that could lead to additional layoffs and cutbacks. Many local governments could see increased pressure from their budget deficits, too.

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[Begin Sidebar]
In this report

Special feature

19	A complementary blend:
The American Funds multiple portfolio counselor system

Contents

1	Letter to investors

3	Fund reviews

24	Summary investment portfolios

78	Financial statements

123	Board of trustees and other officers
[End Sidebar]

In the corporate sector, many U.S. companies have gone through painful adjustments and are reporting solid earnings and dividend growth. Companies have stronger balance sheets, with the resources to invest in new technology and begin hiring. This may start to happen with the more positive rhetoric toward businesses that is coming out of Washington, D.C. There are also indications that consumers are beginning to spend again after cutting back personal debt relative to disposable income to the lowest level since the mid-90s. For example, the number of new cars sold in 2010 was about 11% higher than the year before, though total sales remain well below the recent annual average. U.S. economists are currently forecasting 3% to 4% growth in GDP this year.

The economic situation is more difficult in Europe, where the PIIGS countries — Portugal, Ireland, Italy, Greece and Spain — are still working through the sovereign credit issues that have hurt banks and other financial companies throughout the continent. However, austerity measures implemented by these countries’ governments are significant and investors are becoming more confident about the markets. One positive aspect of the European debt crisis is that many stocks are available at attractive valuations.

It would not surprise us to see developing markets maintain their recent strong growth. Many of these countries produce commodities that are in demand by China, which imports a wide variety of resources to fuel its explosive economic growth. However, Chinese growth has slowed slightly because of higher inflation and interest rate hikes. Other Asian countries, including Indonesia and Malaysia, are also growing strongly.

The funds in American Funds Insurance Series are well-positioned to take advantage of opportunities wherever they may arise around the world. Our funds benefit from the skill and experience of a global network of more than 200 investment professionals who conduct in-depth research to identify the most promising investments. These professionals stay in close contact with the companies they follow, and they monitor customers, suppliers, bankers and competitors to build a comprehensive picture of their operations. The result is that our portfolio counselors and investment analysts invest only in their highest conviction ideas.

In the current environment, we remain cautiously optimistic. As we saw last year, it is possible for the global economic recovery to experience temporary setbacks at any time. However, we are confident that the recovery will continue. Short-term disruptions in the financial markets are inevitable and unsettling, but we encourage investors not to abandon their long-term investment plan.

A long-term plan includes a mix of stocks, bonds, and possibly other assets, and is a function of one’s risk tolerance and time horizon. In the past year, we’ve noticed many investors continuing to favor bonds over equities. While income-producing bonds play an important role in a well-diversified portfolio, we would like to remind investors that bonds alone — especially at current yield levels — are unlikely to produce the level of returns over the long term required to achieve important goals such as saving for retirement. This is another way of saying we encourage our shareholders to set up a comprehensive long-term plan, and stick to it.

Thank you for your continued support. We look forward to reporting to you again in six months.

Cordially,

/s/ James K. Dunton

James K. Dunton
Vice Chairman of the Board

/s/ Donald D. O’Neal

Donald D. O’Neal
President

February 8, 2011

Global Discovery Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Discovery Fund rose 10.1% for the 12 months ended December 31, 2010, while the S&P 500 gained 15.1% and the Global Service and Information Index increased 10.5%. The Lipper Multi-Cap Growth Funds Index, the fund’s peer group, gained 20.4%.

Information technology stocks, which comprise more than a quarter of the portfolio, rebounded over the second half of the year, offsetting disappointing returns from holdings in health care and financial companies, the fund’s second- and third-largest sectors at year-end. Holdings in utilities and consumer discretionary companies also contributed to the fund’s return.

The fund trailed its benchmark indexes because it had relatively few holdings in sectors that produced the best returns for the year, including materials and energy.

While the structural problems in the U.S., Japan and particularly Europe have yet to be resolved, it appears that world markets are gradually recovering from the downturn precipitated by the recent credit crisis. We believe that equity markets globally will provide attractive opportunities for investors over the long term.

Where the fund’s assets were invested based on total net assets as of December 31, 2010

[begin pie chart]
Percent of net assets
The Americas	60.7%
Asia/Pacific Basin	14.9
Europe	14.0
Other regions	1.5
Short-term securities & other assets less liabilities	8.9
[end pie chart]

The Americas
United States	58.2%
Brazil	1.7
Mexico	.8
60.7

Asia/Pacific Basin
China	6.8
India	2.1
Taiwan	2.0
Hong Kong	1.6
Other	2.4
14.9

Europe
United Kingdom	4.1
Ireland	4.1
Switzerland	1.4
Finland	1.3
Other	3.1
14.0

Other regions
Israel	1.5

Short-term securities & other assets less liabilities	8.9

Total	100.0%

[begin mountain chart]
	Global Discovery Fund, Class 2	S&P 5001	Global Service and Information Index3	Consumer Price Index2

7/5/01	$10,000	$10,000	$10,000	$10,000
12/31/01	$9,329	$9,485	$9,163	$9,927
6/30/02	$8,256	$8,237	$7,843	$10,107
12/31/02	$7,307	$7,389	$6,877	$10,163
6/30/03	$8,466	$8,258	$7,848	$10,320
12/31/03	$10,019	$9,508	$9,361	$10,354
6/30/04	$10,360	$9,835	$9,578	$10,657
12/31/04	$11,064	$10,541	$10,589	$10,691
6/30/05	$10,851	$10,456	$10,354	$10,927
12/31/05	$12,259	$11,059	$11,338	$11,056
6/30/06	$12,565	$11,358	$11,740	$11,399
12/31/06	$14,394	$12,804	$13,301	$11,337
6/30/07	$15,728	$13,695	$14,117	$11,705
12/31/07	$16,872	$13,507	$13,604	$11,800
6/30/08	$14,671	$11,899	$11,700	$12,293
12/31/08	$9,265	$8,511	$8,199	$11,811
6/30/09	$11,384	$8,782	$8,717	$12,118
12/31/09	$13,981	$10,763	$10,670	$12,132
6/30/10	$12,659	$10,049	$9,736	$12,245
12/31/10	$15,400	$12,387	$11,791	$12,313
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010

	Class 1	Class 2

1 year	10.43%	10.14%
5 years	4.93	4.67
Lifetime (since July 5, 2001)	4.92	4.65
Expense ratios	.61	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

1Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks.

2Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

3Global Service and Information Index is a subset of the unmanaged MSCI World Index, which is a free float-adjusted market capitalization-weighted index that is designed to measure the returns of companies in more than 20 developed countries. This subset is 70% U.S.-weighted and consists specifically of companies in the service and information industries that together represent approximately 60% of the MSCI World Index.

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Growth Fund increased 11.7% for the 12 months ended December 31, 2010, compared with a 12.3% gain in the MSCI World Index over the same period.

Strong global demand for resources helped boost share prices of some mining companies, particularly in Australia and Canada. Select technology, financial and pharmaceutical holdings also contributed to results. With a few exceptions, holdings in sectors that would normally be expected to fare well in an uncertain market, such as utilities, energy and telecommunications, were disappointing.

We continue to see positive signs of recovery in the U.S. despite the twin threats of depressed housing prices and high unemployment. Overseas, we expect Europe to shake off its debt problems and for China to continue to be an engine for global growth.

The past year serves as a useful reminder that a recovery can involve volatility on the return to prosperity. We will continue our search for good companies at reasonable share prices whose values are not recognized by other investors.

Where the fund’s assets were invested based on total net assets as of December 31, 2010

[begin pie chart]
Percent of net assets
The Americas	42.6%
Europe	31.5
Asia/Pacific Basin	19.7
Other regions	1.6
Short-term securities & other assets less liabilities	4.6
[end pie chart]

The Americas
United States	36.4%
Mexico	2.9
Canada	2.3
Brazil	1.0
42.6

Europe
United Kingdom	6.8
France	4.9
Switzerland	4.7
Germany	4.0
Netherlands	3.1
Denmark	3.0
Belgium	1.5
Other	3.5
31.5

Asia/Pacific Basin
Japan	8.6
China	3.4
India	2.1
Australia	2.0
South Korea	1.3
Hong Kong	1.0
Other	1.3
19.7

Other regions
South Africa	1.6

Short-term securities & other assets less liabilities	4.6

Total	100.0%

[begin mountain chart]
	Global Growth Fund, Class 2	MSCI World Index1	Consumer Price Index2

12/31/00	$10,000	$10,000	$10,000
12/31/01	$8,578	$8,348	$10,155
12/31/02	$7,323	$6,717	$10,397
12/31/03	$9,906	$8,984	$10,592
12/31/04	$11,241	$10,354	$10,937
12/31/05	$12,824	$11,392	$11,310
12/31/06	$15,443	$13,745	$11,598
12/31/07	$17,736	$15,059	$12,071
12/31/08	$10,928	$8,985	$12,082
12/31/09	$15,550	$11,752	$12,411
12/31/10	$17,377	$13,202	$12,596
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010
	Class 1	Class 2

1 year	12.04%	11.75%
5 years	6.53	6.27
10 years	5.95	5.68
Lifetime (since April 30, 1997)	9.48	9.21
Expense ratios	.56	.81

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

1MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

2Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Small Capitalization Fund had the series’ best return, recording a gain of 22.4% for the 12 months ended December 31, 2010. Its benchmark, the MSCI All Country World Small Cap Index, rose 26.7%, slightly ahead of the fund’s peer group, the Lipper Global Small-Cap Funds Average, which gained 26.1%.

The fund was helped by holdings in Asia, particularly in the information technology and financials sectors. Holdings in consumer discretionary companies, the fund’s third-largest sector at year-end, were generally weaker.

On a country basis, the strongest returns came from the fund’s investments in Hong Kong, the United Kingdom and Australia, while Greece, which is still grappling with structural problems, was the weakest. The fund’s relatively large cash position at year-end — 11.8% compared with 4.2% a year ago — held back returns during the strong latter part of the year.

This larger cash position reflects our cautiously optimistic outlook for the year ahead. We believe that the U.S. will continue its gradual recovery from the recent recession, and that developing markets will maintain their robust growth rates.

Where the fund’s assets were invested based on total net assets as of December 31, 2010

[begin pie chart]
Percent of net assets
The Americas	38.6%
Asia/Pacific Basin	30.7
Europe	18.5
Other regions	.4
Short-term securities & other assets less liabilities	11.8
[end pie chart]

The Americas
United States	31.1%
Canada	5.3
Brazil	2.0
Mexico	.2
38.6

Asia/Pacific Basin
China	9.2
Hong Kong	5.1
India	3.5
Singapore	3.2
South Korea	2.6
Australia	2.0
Taiwan	1.8
Thailand	1.2
Philippines	1.2
Other	.9
30.7

Europe
United Kingdom	8.9
Greece	1.6
Sweden	1.3
Ireland	1.3
Switzerland	1.2
Other	4.2
18.5

Other regions
Other	.4

Short-term securities & other assets less liabilities	11.8

Total	100.0%

[begin mountain chart]
	Global Small Capitalization Fund, Class 2	MSCI ACWI Small Cap1	Consumer Price Index2

12/31/00	$10,000	$10,000	$10,000
12/31/01	$8,715	$9,363	$10,155
12/31/02	$7,055	$8,291	$10,397
12/31/03	$10,831	$12,543	$10,592
12/31/04	$13,092	$15,580	$10,937
12/31/05	$16,411	$18,059	$11,310
12/31/06	$20,358	$21,920	$11,598
12/31/07	$24,721	$23,497	$12,071
12/31/08	$11,490	$13,294	$12,082
12/31/09	$18,533	$20,114	$12,411
12/31/10	$22,687	$25,486	$12,596
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010
	Class 1	Class 2

1 year	22.76%	22.41%
5 years	6.96	6.69
10 years	8.81	8.54
Lifetime (since April 30, 1998)	11.18	10.91
Expense ratios	.75	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

1MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

2Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Growth Fund gained 18.7% for the year ended December 31, 2010, outpacing the S&P 500, which rose 15.1%.

Investments in consumer discretionary stocks provided the fund’s strongest returns for the year, with the top five contributors all coming from within the sector. Three of the five are U.S. gaming companies with a strong presence in Macau, the former Portuguese territory in China that has become the world’s most lucrative gambling center. Rising commodity prices helped lift the value of some of the fund’s holdings in the materials sector, particularly in the second half of the year, and holdings in telecommunication services also contributed to results. Utilities, the fund’s smallest sector, was the weakest.

As global markets recover from the recent downturn, we expect that the materials and consumer discretionary sectors will continue to do reasonably well. There are signs that consumers are beginning to spend more and that should bode well for the fund.

During 2010, the fund increased its ability to invest outside the U.S. overall, and in developing markets. We believe our long-term perspective has worked out well and will continue to be the right approach as we search for growth opportunities in the U.S. and overseas.

Where the fund’s assets were invested based on total net assets as of December 31, 2010

[begin pie chart]
Percent of net assets
Consumer discretionary	17.5%
Information technology	16.6
Financials	15.0
Energy	14.4
Materials	9.5
Other industries	21.6
Other securities	.1
Short-term securities & other assets less liabilities	5.3
[end pie chart]

[begin mountain chart]
	Growth Fund, Class 2	S&P 5002	Consumer Price Index1

12/31/00	$10,000	$10,000	$10,000
12/31/01	$8,185	$8,812	$10,155
12/31/02	$6,183	$6,866	$10,397
12/31/03	$8,459	$8,834	$10,592
12/31/04	$9,516	$9,794	$10,937
12/31/05	$11,057	$10,275	$11,310
12/31/06	$12,187	$11,896	$11,598
12/31/07	$13,692	$12,549	$12,071
12/31/08	$7,672	$7,907	$12,082
12/31/09	$10,695	$10,001	$12,411
12/31/10	$12,693	$11,509	$12,596
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010

	Class 1	Class 2	Class 3

1 year	19.01%	18.68%	18.76%
5 years	3.06	2.80	2.87
10 years	2.67	2.41	2.49
Lifetime (since February 8, 1984)	12.65	12.34	12.44
Expense ratios	.34	.59	.52

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

1Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

2Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks.

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

International Fund gained 7.2% for the year ended December 31, 2010, while its benchmark index, the MSCI ACWI (All Country World Index) ex USA, rose 11.6%.

Holdings in consumer discretionary companies, including European car makers Fiat, Daimler and BMW, were among the main contributors to the fund’s results.

However, some other holdings in Europe were disappointing, particularly in the financials sector, which comprises the largest portion of the fund. Many stronger European banks, while fundamentally sound, were affected by government intervention, such as the austerity measures imposed by some European countries. Unfortunately, it is difficult to predict how these government actions might impact companies. A weak euro also hurt the fund’s results.

Despite ongoing volatility around the world, we continue to see attractive opportunities in many companies. We believe that our global research capability will enable us to take advantage of opportunities that arise during short-term volatility to invest in companies that will be more appreciated by the market over the longer term.

Where the fund’s assets were invested based on total net assets as of December 31, 2010

[begin pie chart]
Percent of net assets
Europe	54.9%
Asia/Pacific Basin	32.6
The Americas	5.0
Other regions	4.2
Short-term securities & other assets less liabilities	3.3
[begin pie chart]

United Kingdom	13.0%
Germany	10.3
France	8.4
Switzerland	7.7
Italy	2.8
Sweden	2.5
Austria	1.9
Belgium	1.6
Spain	1.5
Ireland	1.3
Russia	1.1
Other	2.8
54.9
Asia/Pacific Basin
Japan	9.8
China	8.1
Hong Kong	3.1
India	2.7
Taiwan	2.7
South Korea	2.6
Other	3.6
32.6
The Americas
Brazil	2.5
Mexico	2.2
Canada	.3
5.0
Other regions
South Africa	2.5
Israel	1.7
4.2

Short-term securities & other assets less liabilities	3.3

Total	100.0%

[begin mountain chart]
	International Fund, Class 2	MSCI ACWI ex USA1	Consumer Price Index2

12/31/00	$10,000	$10,000	$10,000
12/31/01	$8,011	$8,050	$10,155
12/31/02	$6,822	$6,870	$10,397
12/31/03	$9,200	$9,714	$10,592
12/31/04	$10,977	$11,789	$10,937
12/31/05	$13,337	$13,807	$11,310
12/31/06	$15,869	$17,556	$11,598
12/31/07	$19,046	$20,562	$12,071
12/31/08	$11,023	$11,260	$12,082
12/31/09	$15,771	$16,005	$12,411
12/31/10	$16,912	$17,862	$12,596
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010

	Class 1	Class 2	Class 3

1 year	7.52%	7.23%	7.26%
5 years	5.14	4.86	4.93
10 years	5.66	5.39	5.46
Lifetime (since May 1, 1990)	9.11	8.83	8.92
Expense ratios	.53	.78	.71

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

1MSCI ACWI (All Country World Index) ex USA is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed- and emerging-market country indexes.

2Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

New World Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

New World Fund gained 17.9% for the year ended December 31, 2010, outpacing the 13.2% return of the MSCI ACWI (All Country World Index). The MSCI Emerging Markets Index rose 19.2%.

The fund’s two largest sectors, consumer staples and financials, were the biggest contributors to results during 2010. Rising wealth in developing countries helped boost bank stocks in India, Thailand and Indonesia, as well as consumer staples and health care companies based in the developed world.

One of the strongest returns came from Novo Nordisk, of Denmark, which specializes in the treatment of diabetes, a growing scourge in developing countries. The fund’s best holding during the year was Taiwan-based HTC Corp., which makes cell phones powered by Google’s Android operating system.

Many developing countries have benefited from structural changes that have made them less dependent on trade and more resilient to economic volatility. Developing markets often run counter to the rest of the world, making the fund a good option to provide diversification within a portfolio. We are confident that we will continue to find attractive investments around the world in companies that can benefit from these opportunities.

Where the fund’s assets were invested based on total net assets as of December 31, 2010

[begin pie chart]
Percent of net assets
Asia/Pacific Basin	32.1%
Europe	26.9
The Americas	24.1
Other regions	6.4
Short-term securities & other assets less liabilities	10.5
[end pie chart]

Asia/Pacific Basin
China	7.9%
India	6.1
Japan	4.0
Australia	3.9
Indonesia	2.6
South Korea	1.9
Hong Kong	1.5
Malaysia	1.2
Other	3.0
32.1

Europe
United Kingdom	4.8
Russia	4.8
Switzerland	2.9
Germany	2.5
France	1.8
Turkey	1.5
Denmark	1.4
Other	7.2
26.9

The Americas
Brazil	7.4
United States	7.1
Mexico	5.4
Colombia	1.6
Canada	1.2
Other	1.4
24.1

Other regions
South Africa	5.0
Other	1.4
6.4

Short-term securities & other assets less liabilities	10.5

Total	100.0%

[begin mountain chart]
	New World Fund, Class 2	MSCI ACWI1	Consumer Price Index2

12/31/00	$10,000	$10,000	$10,000
12/31/01	$9,581	$8,409	$10,155
12/31/02	$9,038	$6,813	$10,397
12/31/03	$12,579	$9,173	$10,592
12/31/04	$14,943	$10,618	$10,937
12/31/05	$18,042	$11,825	$11,310
12/31/06	$23,922	$14,371	$11,598
12/31/07	$31,628	$16,122	$12,071
12/31/08	$18,226	$9,376	$12,082
12/31/09	$27,275	$12,695	$12,411
12/31/10	$32,150	$14,373	$12,596
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010

	Class 1	Class 2

1 year	18.20%	17.87%
5 years	12.52	12.25
10 years	12.67	12.39
Lifetime (since June 17, 1999)	11.24	10.96
Expense ratios	.80	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

1MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed- and emerging-market country indexes.

2Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 12.3% for the 12 months ended December 31, 2010, while its benchmark index, the S&P 500, was up 15.1%.

In the early part of the year, the fund benefited from the stock market rally that followed the recent recession. However, in April, concerns over the sovereign debt crisis in Europe hurt the fund’s financial and information technology companies as investors moved into more stable stocks and U.S. Treasuries. We expect the fund’s technology holdings, by far the fund’s largest concentration, to benefit over the longer term from the steady global economic recovery.

The fund’s result for the year was boosted by its investments in industrials and energy. Portfolio counselors added energy companies to the portfolio with the expectation that major oil companies would benefit from higher prices and continued strong demand from developing countries.

As its name suggests, Blue Chip Income and Growth Fund invests in high-quality, dividend-paying companies. We continue to find plenty of opportunities in this area and look ahead to 2011 with confidence.

Where the fund’s assets were invested based on total net assets as of December 31, 2010

[begin pie chart]
Percent of net assets
Information technology	22.1%
Industrials	13.2
Consumer staples	10.4
Health care	9.9
Energy	9.8
Other industries	28.0
Other securities	1.0
Short-term securities & other assets less liabilities	5.6
[end pie chart]

[begin mountain chart]
	Blue Chip Income and Growth Fund, Class 2	S&P 5001	Consumer Price Index2

7/5/01	$10,000	$10,000	$10,000
12/31/01	$9,462	$9,485	$9,927
6/30/02	$8,478	$8,237	$10,107
12/31/02	$7,279	$7,389	$10,163
6/30/03	$8,153	$8,258	$10,320
12/31/03	$9,516	$9,508	$10,354
6/30/04	$9,747	$9,835	$10,657
12/31/04	$10,443	$10,541	$10,691
6/30/05	$10,506	$10,456	$10,927
12/31/05	$11,199	$11,059	$11,056
6/30/06	$11,709	$11,358	$11,399
12/31/06	$13,149	$12,804	$11,337
6/30/07	$14,110	$13,695	$11,705
12/31/07	$13,415	$13,507	$11,800
6/30/08	$11,386	$11,899	$12,293
12/31/08	$8,518	$8,511	$11,811
6/30/09	$8,769	$8,782	$12,118
12/31/09	$10,901	$10,763	$12,132
6/30/10	$10,115	$10,049	$12,245
12/31/10	$12,244	$12,387	$12,313
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010

	Class 1	Class 2

1 year	12.61%	12.33%
5 years	2.05	1.80
Lifetime (since July 5, 2001)	2.42	2.16
Expense ratios	.44	.69

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

1Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks.

2Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Growth and Income Fund gained 11.8% for the year ended December 31, 2010, while the MSCI World Index rose 12.3% over the period.

Companies in the consumer discretionary sector were the primary contributors to the fund’s return, while holdings in some European telephone companies were among the weakest. On a country basis, the strongest returns came from companies in Taiwan (including cell phone manufacturer HTC Corp.), the United Kingdom and Italy. In generally rising global equity markets, the fund’s cash position, although lower at year-end than last year, proved to be a slight drag on results.

We are pleased to note that the fund’s lifetime return became positive again during the year and thank our investors for their support, particularly those who have been with the fund since its inception in 2006.

We look forward to continuing to grow investors’ capital over the long term by investing globally with a growth and income focus.

Where the fund’s assets were invested based on total net assets as of December 31, 2010

[begin pie chart]
Percent of net assets
The Americas	48.7%
Europe	23.3
Asia/Pacific Basin	19.3
Other regions	1.9
Bonds, short-term securities & other assets less liabilities	6.8
[end pie chart]

The Americas
United States	42.1%
Canada	6.0
Other	.6
48.7

Europe
United Kingdom	8.3
France	4.9
Switzerland	2.3
Netherlands	1.7
Italy	1.4
Portugal	1.2
Belgium	1.0
Germany	1.0
Other	1.5
23.3

Asia/Pacific Basin
China	5.2
Australia	5.0
Japan	3.6
Hong Kong	1.3
Singapore	1.3
Taiwan	1.1
Other	1.8
19.3

Other regions
South Africa	1.6
Israel	.3
1.9

Bonds, short-term securities & other assets less liabilities	6.8

Total	100.0%

[begin mountain chart]
	Global Growth and Income Fund, Class 2	MSCI World Index2	Consumer Price Index1

5/1/06	$10,000	$10,000	$10,000
6/30/06	$9,600	$9,656	$10,069
9/30/06	$10,030	$10,097	$10,069
12/31/06	$11,030	$10,952	$10,015
3/31/07	$11,181	$11,237	$10,191
6/30/07	$11,933	$11,991	$10,340
9/30/07	$12,367	$12,286	$10,347
12/31/07	$12,428	$12,000	$10,424
3/31/08	$11,624	$10,927	$10,597
6/30/08	$11,245	$10,771	$10,859
9/30/08	$9,190	$9,139	$10,858
12/31/08	$7,312	$7,160	$10,433
3/31/09	$6,851	$6,317	$10,556
6/30/09	$8,084	$7,646	$10,704
9/30/09	$9,658	$8,989	$10,718
12/31/09	$10,216	$9,365	$10,717
3/31/10	$10,384	$9,679	$10,801
6/30/10	$9,317	$8,470	$10,817
9/30/10	$10,582	$9,646	$10,841
12/31/10	$11,420	$10,520	$10,877
[end mountain chart]

Average annual total returns based on a $1,000 investment for period ended December 31, 2010

	Class 1	Class 2

1 year	12.02%	11.78%
Lifetime (since May 1, 2006)	3.14	2.88
Expense ratios	.61	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

1Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

2MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Growth-Income Fund gained 11.4% for the 12 months ended December 31, 2010, while the fund’s benchmark, the S&P 500, added 15.1%.

The dramatic recovery in information technology stocks that began in late 2009 slowed in 2010, contributing to the fund’s modest return compared to its benchmark. Disappointing results from the fund’s sizable holdings in the technology sector, coupled with a cash position averaging 6.7% during the year, accounted for most of the difference.

We are optimistic that these technology holdings will soon make up the deficiency now that corporate balance sheets have improved and more companies are investing in technology equipment and services to help reduce their own costs. It’s not unusual for one sector or another to take a breather during an economic recovery, which is why our investment focus is on the long term.

Investing with a dividend focus has been the mainstay of our investment adviser since it began nearly 80 years ago, and we are confident that our strength in this area will continue to serve investors well in the future.

Where the fund’s assets were invested based on total net assets as of December 31, 2010

[begin pie chart]
Percent of net assets
Information technology	21.3%
Consumer discretionary	12.5
Industrials	12.4
Energy	10.0
Health care	8.6
Other industries	26.7
Other securities	.6
Short-term securities & other assets less liabilities	7.9
[end pie chart]

[begin mountain chart]
	Growth-Income Fund, Class 2	S&P 5002	Consumer Price Index1

12/31/00	$10,000	$10,000	$10,000
12/31/01	$10,256	$8,812	$10,155
12/31/02	$8,375	$6,866	$10,397
12/31/03	$11,090	$8,834	$10,592
12/31/04	$12,241	$9,794	$10,937
12/31/05	$12,954	$10,275	$11,310
12/31/06	$14,924	$11,896	$11,598
12/31/07	$15,676	$12,549	$12,071
12/31/08	$9,743	$7,907	$12,082
12/31/09	$12,787	$10,001	$12,411
12/31/10	$14,248	$11,509	$12,596
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010

	Class 1	Class 2	Class 3

1 year	11.72%	11.43%	11.50%
5 years	2.18	1.92	2.00
10 years	3.86	3.60	3.67
Lifetime (since February 8, 1984)	10.97	10.66	10.77
Expense ratios	.29	.54	.47

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

1Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

2Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks.

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

International Growth and Income Fund gained 6.9% for the 12 months ended December 31, 2010, trailing the 9.4% increase in its benchmark, the MSCI World ex USA Index.

The first half of the year saw a continued selloff in financial stocks, which made up the fund’s largest sector. Although the situation stabilized somewhat in the second half as European government measures took hold, many of the fund’s bank holdings in Europe were hurt by their association with government bonds. Another out-of-favor sector in 2010 was utilities, which has cash-generative companies that provide good yields.

The improving economic cycle helped some of the fund’s capital goods companies in Europe, including truck maker Volvo. Rising demand in China for luxury cars lifted Daimler, maker of the Mercedes range. The fund’s most successful holding for the year was BP, which made a strong recovery after the leaking Gulf of Mexico oil well was capped.

Looking ahead, we continue to maintain conviction in the long-term prospects of our core holdings in the utilities and financials sectors.

Where the fund’s assets were invested based on total net assets as of December 31, 2010

[begin pie chart]
Percent of net assets
Europe	48.4%
Asia/Pacific Basin	32.8
The Americas	10.2
Other regions	.5
Short-term securities & other assets less liabilities	8.1
[end pie chart]

Europe
United Kingdom	13.1%
France	8.4
Germany	6.7
Sweden	4.0
Switzerland	3.9
Spain	2.9
Ireland	1.9
Austria	1.7
Belgium	1.6
Turkey	1.1
Other	3.1
48.4

Asia/Pacific Basin
Taiwan	11.6
China	6.0
Japan	4.9
Australia	3.2
Singapore	3.0
Hong Kong	1.7
South Korea	1.1
Other	1.3
32.8

The Americas
United States	5.8
Brazil	2.0
Mexico	1.4
Canada	1.0
10.2

Other regions
Israel	.5
.5

Short-term securities & other assets less liabilities	8.1

Total	100.0%

[begin mountain chart]
	International Growth and Income Fund, Class 2	MSCI World ex USA Index1	Consumer Price Index2

11/18/08	$10,000	$10,000	$10,000
12/31/08	$10,927	$10,854	$9,897
3/31/09	$10,116	$9,438	$10,013
6/30/09	$12,399	$11,917	$10,154
9/30/09	$14,974	$14,232	$10,167
12/31/09	$15,302	$14,586	$10,166
3/31/10	$15,312	$14,795	$10,245
6/30/10	$13,314	$12,811	$10,261
9/30/10	$15,584	$14,887	$10,283
12/31/10	$16,362	$15,962	$10,318
[end mountain chart]

Average annual total returns based on a $1,000 investment for period ended December 31, 2010

	Class 1	Class 2

1 year	7.24%	6.92%
Lifetime (since November 18, 2008)	26.50	26.17
Expense ratios	.74	.99

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

1MSCI World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of developed markets, excluding the United States. The index consists of more than 20 developed-market country indexes.

2Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Asset Allocation Fund gained 12.5% for the year ended December 31, 2010. Its benchmark indexes are the S&P 500 for stocks, which rose 15.1%, and the Barclays Capital U.S. Aggregate Index for bonds, which was up 6.5%.

As the stock market continued its steady recovery in 2010, the fund increased its allocation to stocks, from 70.3% of the portfolio at the start of the year to 76.6% at year-end. Holdings in energy and materials companies helped the fund during the year, while health care stocks were the biggest drag on results.

The bond portion of the portfolio, 20.8% at year-end, was close to the fund’s historical low. The fund’s portfolio counselors believe that stocks offer the potential for higher returns with lower volatility in 2011.

As always, the fund’s goal remains to strive for equity-like returns while reducing risk through the strategic use of bonds and cash.

Where the fund’s assets were invested based on total net assets as of December 31, 2010

[begin pie chart]
Percent of net assets
Common stocks	76.6%
Corporate bonds	8.5
Bonds & notes of U.S. government & government agencies	6.4
Mortgage-backed obligations	5.6
Other bonds	.3
Short-term securities & other assets less liabilities	2.6
[end pie chart]

[begin mountain chart]
	Asset Allocation Fund, Class 2	S&P 5003	Barclays Capital U.S. Aggregate Index1	Consumer Price Index2

12/31/00	$10,000	$10,000	$10,000	$10,000
12/31/01	$10,052	$8,812	$10,844	$10,155
12/31/02	$8,807	$6,866	$11,956	$10,397
12/31/03	$10,722	$8,834	$12,447	$10,592
12/31/04	$11,617	$9,794	$12,987	$10,937
12/31/05	$12,678	$10,275	$13,303	$11,310
12/31/06	$14,537	$11,896	$13,879	$11,598
12/31/07	$15,489	$12,549	$14,846	$12,071
12/31/08	$10,918	$7,907	$15,624	$12,082
12/31/09	$13,537	$10,001	$16,551	$12,411
12/31/10	$15,230	$11,509	$17,633	$12,596
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010

	Class 1	Class 2	Class 3

1 year	12.75%	12.50%	12.62%
5 years	3.99	3.74	3.80
10 years	4.56	4.30	4.37
Lifetime (since August 1, 1989)	8.10	7.82	7.91
Expense ratios	.31	.57	.50

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

1Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.

2Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

3Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks.

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Bond Fund gained 6.4% for the 12 months ended December 31, 2010, slightly behind the 6.5% return of the Barclays Capital U.S. Aggregate Index.

All sectors of the U.S. bond market were positive for the year, with corporate and high-yield issues contributing most to the fund’s return. In the corporate sector, longer term bonds fared better than shorter term issues.

With corporate health generally improving during the year, valuations in the corporate sector reflected the robust outlook. As a result, the fund’s portfolio counselors gradually reduced holdings in corporate bonds as they found more attractive opportunities in mortgage-related bonds. Mortgage bonds accounted for 20.3% of the portfolio at the start of the year and 31.0% at year-end.

We expect that interest rates could begin a gradual rise in 2011, although continuing high unemployment and low inflation make an increase unlikely in the short term. Higher interest rates can be good for investors taking income because we can buy securities at higher yields, generating more income for the portfolio.

Where the fund’s assets were invested based on total net assets as of December 31, 2010

[begin pie chart]
Percent of net assets
Mortgage-backed obligations	31.0%
U. S. Treasury	27.8
Corporate bonds	21.9
Bonds & notes of governments & government agencies outside the U.S.	7.2
Bonds & notes of U.S. government agencies	4.7
Other bonds	.7
Other securities	.4
Short-term securities & other assets less liabilities	6.3
[end pie chart]

[begin mountain chart]
	Bond Fund, Class 2	Barclays Capital U.S. Aggregate Index1	Consumer Price Index2

12/31/00	$10,000	$10,000	$10,000
12/31/01	$10,815	$10,844	$10,155
12/31/02	$11,252	$11,956	$10,397
12/31/03	$12,692	$12,447	$10,592
12/31/04	$13,418	$12,987	$10,937
12/31/05	$13,631	$13,303	$11,310
12/31/06	$14,583	$13,879	$11,598
12/31/07	$15,068	$14,846	$12,071
12/31/08	$13,660	$15,624	$12,082
12/31/09	$15,382	$16,551	$12,411
12/31/10	$16,373	$17,633	$12,596
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010

	Class 1	Class 2

1 year	6.73%	6.44%
5 years	4.00	3.73
10 years	5.32	5.05
Lifetime (since January 2, 1996)	5.43	5.17
Expense ratios	.38	.63

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

1Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.

2Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Bond Fund gained 5.2% for the 12 months ended December 31, 2010, compared with a 5.5% return for its benchmark index, the Barclays Capital Global Aggregate Index. The fund’s peer group, as measured by the Lipper Global Income Funds Average, rose 7.5%.

Rising commodity prices helped the fund’s investments in commodity-exporting countries such as Brazil, Australia and South Africa. Overall, developing-market currencies fared better than those of developed countries. One notable exception was the yen, which was unexpectedly strong despite continued low interest rates in Japan.

Global Bond Fund’s return was held back by too much exposure to the euro, which weakened again after rallying in midyear, and to the U.S. dollar, which suffered in the Treasury selloff toward the end of the year.

Looking ahead, we expect the global economic recovery to continue. Rising commodity prices could slow economic growth in some importing countries where consumers have to pay more for staples, but despite this uncertainty, and the possibility of rising interest rates in the U.S., we are confident that the fund’s global flexibility will help us uncover attractive opportunities.

Where the fund’s assets were invested based on total net assets as of December 31, 2010

[begin pie chart]
Percent of net assets
Bonds & notes of governments & government agencies outside the U.S.	49.1%
Corporate bonds	20.1
Bonds & notes of U.S. government & government agencies	12.7
Mortgage- & asset-backed obligations	10.3
Preferred stocks	.1
Short-term securities & other assets less liabilities	7.7
[end pie chart]

Net assets

Currency weighting by country	Currency weighting (after hedging)

United States1	47.5%
EMU2	14.3
Japan	10.3
Poland	4.4
South Korea	4.2
Malaysia	2.9
Canada	2.0
Australia	1.9
Singapore	1.8
United Kingdom	1.8
Turkey	1.5
Sweden	1.4
Mexico	1.3
Israel	1.2
Norway	1.0
Denmark	.7
Indonesia	.6
Hungary	.4
Thailand	.3
Philippines	.3
Egypt	.1
Brazil	.1
Total	100.0%

[begin mountain chart]
	Global Bond Fund, Class 2	Barclays Capital Global Aggregate Index3	Consumer Price Index4

10/4/06	$10,000	$10,000	$10,000
12/31/06	$10,238	$10,180	$9,946
3/31/07	$10,419	$10,311	$10,121
6/30/07	$10,429	$10,220	$10,269
9/30/07	$10,942	$10,793	$10,276
12/31/07	$11,182	$11,145	$10,352
3/31/08	$11,844	$11,884	$10,524
6/30/08	$11,586	$11,538	$10,784
9/30/08	$11,099	$11,095	$10,783
12/31/08	$11,572	$11,679	$10,361
3/31/09	$11,181	$11,298	$10,483
6/30/09	$11,872	$11,856	$10,631
9/30/09	$12,721	$12,595	$10,644
12/31/09	$12,693	$12,488	$10,643
3/31/10	$12,826	$12,454	$10,726
6/30/10	$12,602	$12,449	$10,742
9/30/10	$13,598	$13,357	$10,766
12/31/10	$13,357	$13,180	$10,802
[end mountain chart]

Average annual total returns based on a $1,000 investment for period ended December 31, 2010

	Class 1	Class 2

1 year	5.44%	5.23%
Lifetime (since October 4, 2006)	7.33	7.06	5
Expense ratios	.57	.83

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

1Includes U.S. dollar-denominated debt of other countries, totaling 7.2%.

2European Monetary Union consists of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated debt includes corporate and European government debt.

3Barclays Capital Global Aggregate Index represents the global investment-grade fixed-income markets.

4Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

5Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of .25%.

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

High-Income Bond Fund had a 15.1% gain for the year ended December 31, 2010, slightly ahead of its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, which rose 14.9%.

Conditions in the high-yield bond market continued to improve throughout 2010, propelled by strong investor demand for higher yielding debt, a recovering economy and a surge of refinancing among companies looking to improve their capital structures. In addition, the Federal Reserve stepped in to actively buy Treasuries and mortgages, which helped lower interest rates and boost fixed-income markets.

Financial companies, including banks and insurance companies, were the major contributors to the fund’s return. Airlines and technology-related holdings also did well, while utilities, energy and food companies were generally weaker.

The outlook for company fundamentals remains positive, with the U.S. economy expected to continue its sluggish recovery. Despite some uncertainty about the possibility of rising interest rates, the fund’s portfolio counselors are optimistic that our in-depth research and attention to risk will continue to help us identify attractive investment opportunities.

Where the fund’s assets were invested based on total net assets as of December 31, 2010

[begin pie chart]
Percent of net assets
Corporate bonds	88.0%
Equity securities	3.4
Other securities	.9
Other bonds	.4
Short-term securities & other assets less liabilities	7.3
[end pie chart]

[begin mountain chart]
	High-Income Bond Fund, Class 2	BarCap U.S. Corp HY 2% Issuer Capped Index1	Citigroup BIG Index2	Consumer Price Index3

12/31/00	$10,000	$10,000	$10,000	$10,000
12/31/01	$10,773	$10,546	$10,852	$10,155
12/31/02	$10,576	$10,521	$11,947	$10,397
12/31/03	$13,698	$13,549	$12,449	$10,592
12/31/04	$15,012	$15,058	$13,006	$10,937
12/31/05	$15,343	$15,473	$13,340	$11,310
12/31/06	$16,967	$17,137	$13,918	$11,598
12/31/07	$17,194	$17,525	$14,922	$12,071
12/31/08	$13,095	$12,989	$15,969	$12,082
12/31/09	$18,195	$20,622	$16,778	$12,411
12/31/10	$20,938	$23,703	$17,835	$12,596
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010

	Class 1	Class 2	Class 3

1 year	15.38%	15.07%	15.14%
5 years	6.69	6.42	6.51
10 years	7.95	7.67	7.75
Lifetime (since February 8, 1984)	9.72	9.37	9.53
Expense ratios	.48	.73	.66

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

1Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.

2Citigroup Broad Investment-Grade (BIG) Bond Index is a market capitalization-weighted index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade corporate securities with maturities of one year or longer.

3Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund had a gain of 5.7% for the year ended December 31, 2010, slightly ahead of its benchmark index, the Citigroup Treasury/Government Sponsored/Mortgage Index, which rose 5.6%.

Holdings in mortgage-backed securities made the strongest contribution to the fund’s return for the year. The portfolio counselors took advantage of curve shifts to move from longer term bonds in the first half of the year when prices were rallying, to shorter bonds later in the year when bonds sold off.

These behind-the-scenes moves are typical of how the fund is managed — with ongoing research and evaluation by experienced fixed-income analysts — enabling us to add value for investors by taking advantage of subtle changes in the bond markets.

We continue to anticipate a gentle rise in interest rates in the near future, but don’t expect it to have a negative impact on the economic recovery. In any event, we believe the fund’s conservative approach makes it an appropriate choice for risk-averse investors and for those who are concerned about equity market volatility.

Where the fund’s assets were invested based on total net assets as of December 31, 2010

[begin pie chart]
Percent of net assets
Mortgage-backed obligations	39.7%
U.S. Treasury bonds & notes	36.3
Federal agency bonds & notes	12.4
Other bonds	.3
Short-term securities & other assets less liabilities	11.3
[end pie chart]

[begin mountain chart]
	U.S. Govt./AAA-Rated Securities Fund, Class 2	Citigroup Treasury/Govt. Sponsored/Mortgage Index1	Consumer Price Index2

12/31/00	$10,000	$10,000	$10,000
12/31/01	$10,702	$10,769	$10,155
12/31/02	$11,681	$11,867	$10,397
12/31/03	$11,947	$12,194	$10,592
12/31/04	$12,342	$12,698	$10,937
12/31/05	$12,639	$13,042	$11,310
12/31/06	$13,113	$13,598	$11,598
12/31/07	$13,964	$14,668	$12,071
12/31/08	$15,029	$16,215	$12,082
12/31/09	$15,405	$16,479	$12,411
12/31/10	$16,290	$17,400	$12,596
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010

	Class 1	Class 2	Class 3

1 year	5.94%	5.75%	5.82%
5 years	5.45	5.21	5.28
10 years	5.26	5.00	5.08
Lifetime (since December 2, 1985)	6.83	6.52	6.64
Expense ratios	.39	.64	.57

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waivers, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

1Citigroup Treasury/Government Sponsored/Mortgage Index is a market capitalization-weighted index that includes U.S. Treasury and agency securities, as well as securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

2Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Cash Management Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Cash Management Fund declined 0.4% for the year ended December 31, 2010.

Most investors use the fund to keep assets while awaiting investment opportunities or as a balance against the volatility inherent in investing in stocks and bonds. Cash Management Fund is not guaranteed to maintain a stable net asset value, and therefore it may not always have positive returns.

When interest rates are very low, as they have been for some time, the fund’s expenses may exceed its income, as happened in 2010. While the Federal Reserve maintains its 0% to 0.25% target for the federal funds rate, yields on money market securities are likely to remain low.

Where the fund’s assets were invested based on total net assets as of December 31, 2010

[begin pie chart]
Percent of net assets
Commercial paper & other assets less liabilities	35.9%
U.S. Treasuries	34.8
Federal agency discount notes	26.1
Certificates of deposit	3.2
[end pie chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010

	Class 1	Class 2	Class 3

1 year	–0.09%	–0.35%	–0.35%
5 years	2.32	2.08	2.13
10 years	2.11	1.86	1.92
Lifetime (since February 8, 1984)	4.44	4.14	4.25
Expense ratios	.33	.58	.51

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

As of December 31, 2010, Cash Management Fund’s annualized seven-day SEC yield was –0.14% for Class 1 shares; –0.39% for Class 2 shares; and –0.32% for Class 3 shares. The fund’s yields more accurately reflect the fund’s current earnings than do the fund’s returns.

A complementary blend

[photo of a hillside]

Over 50 years ago, Capital Research and Management Company, the manager of the funds in American Funds Insurance Series, developed a unique approach to investment management called the multiple portfolio counselor system. It combines the best of seemingly contradictory elements — independence and teamwork — with the goal of delivering consistently superior long-term returns with lower volatility.

In last year’s annual report, we introduced you to some of the investment managers — we call them portfolio counselors — who put the system into action. This year, we go behind the scenes to see how the system works and why we believe it is the best choice for investors with a long-term focus.

[photo of a hillside]

Concentration and diversification

The multiple portfolio counselor system divides each fund’s assets into several segments. Each segment is assigned to an individual portfolio counselor. All the American Funds Insurance Series funds have between three and six portfolio counselors. Several funds have a segment reserved for a group of investment analysts who can also invest independently in the companies they follow.

Conviction, not consensus

The multiple portfolio counselor system bears some resemblance to a team approach in that it brings together a group of investment professionals with complementary skills — men and women with different investment approaches, backgrounds and levels of industry experience.

But there’s an important difference. While our system encourages group discussions, there are no group decisions. There is no voting, and decisions are not made by committee. Investment professionals share their perspectives with others, but ultimately each acts on personal individual conviction, not consensus. That gives the portfolio counselors the benefit of the group dynamic while avoiding the potential pitfall of watered-down decisions by committee.

The mix of portfolio counselors and investment analysts in each fund is deliberate. We look for complementary approaches — for example, pairing one counselor with a focus on cyclical opportunities with another centered on more growth-oriented securities. In a bond fund, one counselor might specialize in mortgage-backed securities, while another may focus on corporate bonds.

[Begin Sidebar]
Diverse approaches to the same fund objective

International Fund’s three portfolio counselors average 15 years of investment experience.  As they pursue the fund’s growth objective and seek to manage the risks inherent in investing, they draw on insights gained over a wide variety of market conditions.

[Begin Photo Caption]
Sung Lee, Tokyo
Sung often finds attractive investments in cash-generative industries, such as food & beverage and consumer products.
[photo of Sung Lee]
[End Photo Caption]

[Begin Photo Caption]
Jesper Lyckeus, London
Jesper prefers value stocks that are out of favor in the general investment community.
[photo of Jesper Lyckeus]
[End Photo Caption]

[Begin Photo Caption]
Christopher Thomsen, London
Chris focuses on quality of management and growth at a reasonable price, often finding investments in multinationals with significant earnings from developing markets.
[photo of Christopher Thomsen]
[End Photo Caption]

Multiple portfolio counselor system

Investment analysts

[graphic of a four-segment pie chart - three segments representing portfolio counselors - one segment representing investment analysts]

This diagram is for illustration purposes only. It does not represent actual funds or holdings.
[End Sidebar]

We also blend counselors who have tended to do well in different market environments. That’s because the results of investment professionals whose approaches and investments are currently in favor may temper the results of those whose investments are not doing so well. This means that a fund’s success isn’t tied to one portfolio counselor’s returns, and the diversity of views, experience and skill can help achieve consistent returns over the long term.

The result is a selection of stocks and bonds in which the investment professionals have the highest conviction. Every portfolio has one thing in common: The holdings represent securities that the investment professionals believe can best meet fund objectives.

Ideas and action: the value of research

As a measure of the importance we place on research, investment analysts at American Funds are entrusted with managing a significant amount of fund assets — typically 20% to 25% — in what we call the research portfolio.

Unlike portfolio counselors, who have broad investing authority, analysts are specialists. They invest only in the industries they cover. The multiple portfolio counselor system requires them to put their ideas to work, not just to talk about them.

A deep bench

Because investment analysts also manage assets, they are peers with portfolio counselors. They also have similar compensation opportunities. That means our analysts often stay in their roles for years, giving the funds a unique body of knowledge.

Given their tenure, it’s not unusual for analysts to have a working relationship with a company’s chief executive officer that dates back to the CEO’s days as a middle manager. This affords us not only a high degree of access to senior management, but also a deep and enduring understanding of companies. For analysts who want to become portfolio counselors, their track record in the research portfolio helps determine their best fit in terms of time and place.

[Begin Sidebar]
[Begin Photo Caption]
[photo of Jim Lovelace]
Jim Lovelace
Portfolio counselor
28 years of investment experience
[End Photo Caption]

Many larger variable annuity funds advised by other firms might hold more than 150 companies managed by a single person. He or she might have a team to help, but ultimately one person makes the decisions regarding all investments. In our system with multiple portfolio counselors, each counselor is able to focus on his or her best ideas and does not have to hold 150 or more stocks. One counselor might have a very concentrated portfolio of 20 investments. Others might maintain a longer list, but it won’t be anywhere near 150.

I can understand how one person could have 15 or 20 high-conviction ideas. I don’t believe I could have 150 or 200. While the American Funds Insurance Series funds might invest in just as many companies as comparable variable annuity funds, our system means we get high-conviction ideas from each of the counselors and, in this way, more high-conviction ideas into the funds as a whole.

When you take into account the additional slice that’s managed by analysts, it’s even more of the same idea. Analysts might invest in just a few securities — companies that, in most cases, they have followed for years. So each of their investments is going to be a high-conviction idea. This is a business in which you are never going to get everything right. But if you can focus on your highest conviction ideas, I believe that you improve your chances of delivering superior returns.
[End Sidebar]

[Begin Sidebar]
[Begin Photo Caption]
[photo of Barry Crosthwaite]
Barry Crosthwaite
Investment analyst
13 years of investment experience
[End Photo Caption]

I think that the research portfolio is a critical part of our competitive advantage. A research portfolio might have 20 or 25 analysts actually managing 20% to 30% of the fund’s total assets. That’s very different from other firms in the industry.

The first thing the research portfolio does is clear away the clutter in communication. If I say as an analyst that we should invest in a particular company and it’s my highest conviction stock, that’s one thing. But if I say I’m going to make that company my largest position in Growth-Income Fund, that sends a much stronger message. Actions speak louder than words.

The second benefit of the multiple portfolio counselor system is that it trains analysts to become portfolio counselors over time. It trains us to manage assets, deal with inflows and outflows, which stocks we add to, which stocks we eliminate. And by training our people how to manage assets over a long period of time, it allows us to recruit new portfolio counselors into the system from our own ranks of analysts who have developed track records.

The third part is what I’ll call a role as a career analyst. Our average analyst has 12 years of experience. That’s very unusual in the industry and a huge competitive advantage.
[End Sidebar]

[photo of trees - a hillside in the background]

Diversity of ideas

Several American Funds Insurance Series funds have at least 20 analysts investing in the research portfolio; some funds have closer to 40. Indeed, the diversity of the decision-makers creates an environment in which unconventional or contrarian ideas can flourish.

Our system encourages analysts to go beyond traditional research and to explore new avenues. One of our analysts, for example, found valuable information on technology companies through trips to the patent office. Another worked for short periods as an assistant in various departments of several European grocery retailers to gain a deeper understanding of the companies and their industry.

Our research offices span North America, Europe and Asia. These offices are staffed by portfolio counselors and analysts who have a deep familiarity not only with companies and industries but also with the local culture, people and languages. When possible, we hire analysts from countries in which they operate and who can bring that local knowledge to the investment process.

Passing the baton

Portfolio counselor transitions are inevitable. In the single-manager system, transitions can be highly disruptive, with dramatic changes in the portfolio, holdings and returns under the new leadership.

Seamless change

One of the main benefits of the multiple portfolio counselor system is that it can handle transitions smoothly with minimal, if any, impact on the fund. It’s rare for a portfolio counselor to leave or retire, but when it does happen only a relatively small portion of the fund changes hands. When we know a portfolio counselor is leaving, we will, over time, move his or her assets to new or existing portfolio counselors.

Over the years, we have also added portfolio counselors to keep pace with growing assets. Typically, the new counselor takes on assets slowly, starting with a small amount and then increasing over time.

[Begin Pull Quote]
“I think our system makes average investors good. I think it makes good investors great. And I think it takes great investors to another level. The experience of developing as an analyst over years, and being an active investor, is really powerful.”
— Chris Buchbinder, portfolio counselor and investment analyst
15 years of investment experience
[End Pull Quote]

Orderly succession

Having analysts who invest is an important part of our ability to conduct orderly succession planning in the funds and in the organization. Analysts develop a track record that lets us understand what type of investor they are, how they react in different market environments and where they might fit as a portfolio counselor.

Because all of our analysts are investors, we have ranks of homegrown talent from which to select portfolio counselors. It also makes for smooth, gradual transitions that have helped keep our funds’ investment approach consistent over many years.

Looking forward

As an organization, we are committed to hiring people from around the world who bring a different perspective to the investment management process.

We believe that our global network provides a competitive advantage by giving us the ability to generate and consider investment ideas around the world. This broad perspective also helps us understand multinational companies based in the U.S. and grasp the dynamics within industries that are increasingly global.

But the value of these analysts and portfolio counselors goes beyond their detailed knowledge of companies, products, managers and markets. Ultimately, they represent a new generation of investment professionals who will carry on the company’s culture, practices and philosophy.

The generations may change, but the goal of continually striving to improve our ability to deliver superior long-term investment results for shareholders will always remain the same.■

[Begin Sidebar]
Specialists and generalists in the same fund

Investment analysts are specialists who invest only within the industries they cover. Portfolio counselors are generalists who invest across industries. Counselors are free to invest in their best ideas, possibly avoiding some industries.

	Energy	Materials	Industrials	Retail	Staples	Health care	Financials	Tech	Telecom	Utilities

Investment analysts	X	X	X	X	X	X	X	X	X	X

Portfolio counselors	X		X	X		X		X		X
Portfolio counselors		X		X	X		X	X
Portfolio counselors	X		X		X	X			X
Portfolio counselors		X		X			X		X	X

X  Indicates investment in specific industry
  Diagram is for illustration purposes only. It does not represent actual funds or holdings.
[End Sidebar]

Global Discovery Fund
Summary investment portfolio, December 31, 2010

Largest individual equity securities	Percent of net assets

Google	3.84%
Ryanair Holdings	3.19
ENN Energy Holdings	3.16
Alere	2.25
eBay	1.97
Corning	1.79
Emergency Medical Services	1.75
Citigroup	1.72
Biogen Idec	1.71
Oracle	1.71

			Percent
		Value	of net
Common stocks - 89.57%	Shares	(000)	assets

Information technology - 27.38%
Google Inc., Class A (1)	16,000	$ 9,504	3.84%
eBay Inc. (1)	175,000	4,870	1.97
Corning Inc.	230,000	4,444	1.79
Oracle Corp.	135,000	4,225	1.71
QUALCOMM Inc.	80,000	3,959	1.60
Apple Inc. (1)	12,000	3,871	1.56
First Solar, Inc. (1)	28,000	3,644	1.47
Rovi Corp. (1)	56,700	3,516	1.42
EMC Corp. (1)	125,000	2,862	1.15
NetEase.com, Inc. (ADR) (1)	74,400	2,690	1.09
Wistron Corp.	1,188,174	2,421.98
Monster Worldwide, Inc. (1)	100,000	2,363.95
Avago Technologies Ltd.	80,000	2,278.92
AAC Acoustic Technologies Holdings Inc.	776,000	2,072.84
Trimble Navigation Ltd. (1)	50,000	1,996.81
Other securities		13,062	5.28
		67,777	27.38

Health care - 17.14%
Alere Inc. (1)	152,000	5,563	2.25
Emergency Medical Services Corp., Class A (1)	67,000	4,329	1.75
Biogen Idec Inc. (1)	63,100	4,231	1.71
Teva Pharmaceutical Industries Ltd. (ADR)	72,000	3,753	1.52
Myriad Genetics, Inc. (1)	142,000	3,243	1.31
Medco Health Solutions, Inc. (1)	45,000	2,757	1.11
Life Technologies Corp. (1)	45,000	2,497	1.01
Stryker Corp.	45,000	2,417.98
Allergan, Inc.	35,000	2,403.97
Other securities		11,229	4.53
		42,422	17.14

Financials - 15.35%
Citigroup Inc. (1)	900,000	4,257	1.72
Sampo Oyj, Class A	125,000	3,349	1.35
HDFC Bank Ltd.	63,000	3,306	1.34
Industrial and Commercial Bank of China Ltd., Class H	4,180,000	3,114	1.26
Itaú Unibanco Holding SA, preferred nominative (ADR)	100,000	2,401.97
Deutsche Bank AG	43,200	2,257.91
Zions Bancorporation	80,000	1,938.78
Other securities		17,389	7.02
		38,011	15.35

Consumer discretionary - 10.11%
Walt Disney Co.	100,000	3,751	1.52
Comcast Corp., Class A, special nonvoting shares	150,000	3,121	1.26
Paddy Power PLC	55,000	2,256.91
CTC Media, Inc.	85,000	1,992.80
Texas Roadhouse, Inc. (1)	115,000	1,975.80
Tractor Supply Co.	40,000	1,940.78
Other securities		9,996	4.04
		25,031	10.11

Industrials - 8.28%
Ryanair Holdings PLC (ADR)	256,400	7,887	3.19
easyJet PLC (1)	316,000	2,168.87
AirAsia Bhd. (1)	2,600,000	2,133.86
Other securities		8,321	3.36
		20,509	8.28

Utilities - 3.82%
ENN Energy Holdings Ltd.	2,610,000	7,824	3.16
Other securities		1,623.66
		9,447	3.82

Energy - 0.91%
Schlumberger Ltd.	27,000	2,254.91

Other - 1.88%
Other securities		4,649	1.88

Miscellaneous - 4.70%
Other common stocks in initial period of acquisition		11,638	4.70

Total common stocks (cost: $190,132,000)		221,738	89.57

Rights & warrants - 0.00%

Miscellaneous - 0.00%
Other rights & warrants in initial period of acquisition		8.00

Total rights & warrants (cost: $0)		8.00

Convertible securities - 1.56%

Consumer discretionary - 1.01%
Groupon Inc., Series G, convertible preferred (1) (2) (3)	79,139	2,500	1.01

Industrials - 0.35%
Other securities		853.35

Miscellaneous - 0.20%
Other convertible securities in initial period of acquisition		499.20

Total convertible securities (cost: $3,773,000)		3,852	1.56

	Principal
	amount
Short-term securities - 8.76%	(000)

Freddie Mac 0.145%-0.24% due 2/28-7/26/2011	$ 6,800	6,796	2.74
U.S. Treasury Bills 0.143%-0.185% due 3/24-5/19/2011	5,500	5,498	2.22
Procter & Gamble Co. 0.23% due 3/3/2011 (4)	2,500	2,499	1.01
Abbott Laboratories 0.20% due 1/3/2011 (4)	2,400	2,400.97
Jupiter Securitization Co., LLC 0.24% due 2/4/2011 (4)	2,300	2,299.93
Federal Home Loan Bank 0.155% due 3/9/2011	2,200	2,199.89

Total short-term securities (cost: $21,690,000)		21,691	8.76

Total investment securities (cost: $215,595,000)		247,289	99.89
Other assets less liabilities		271.11
Net assets		$247,560	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The value of this security was $2,500,000, which represented 1.01% of the net assets of the fund.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 12/17/2010 at a cost of $2,500,000) may be subject to legal or contractual restrictions on resale.

(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,198,000, which represented 2.91% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Global Growth Fund
Summary investment portfolio, December 31, 2010

Largest individual equity securities	Percent of net assets

Virgin Media	2.79%
Novo Nordisk	2.59
América Móvil	2.26
Microsoft	1.70
Texas Instruments	1.54
Unilever NV	1.46
Oracle	1.35
Yahoo	1.30
UnitedHealth Group	1.28
Sony	1.24

			Percent
		Value	of net
Common stocks - 95.23%	Shares	(000)	assets

Consumer discretionary - 14.99%
Virgin Media Inc.	5,660,000	$154,178	2.79%
Sony Corp.	1,905,000	68,678	1.24
Toyota Motor Corp.	1,452,900	57,622	1.04
Honda Motor Co., Ltd.	1,408,800	55,786	1.01
Sirius XM Radio Inc. (1)	25,000,000	41,000	.74
McDonald's Corp.	490,000	37,612	.68
Home Depot, Inc.	1,000,000	35,060	.63
Burberry Group PLC	1,870,000	32,771	.59
Other securities		346,930	6.27
		829,637	14.99

Financials - 14.49%
UBS AG (1)	4,170,000	68,459	1.24
Moody's Corp.	2,179,900	57,855	1.05
Industrial and Commercial Bank of China Ltd., Class H	64,766,750	48,245	.87
Agricultural Bank of China, Class H (1)	79,992,000	40,136	.73
Prudential PLC	3,853,747	40,136	.73
China Life Insurance Co. Ltd., Class H	9,590,000	39,173	.71
Housing Development Finance Corp. Ltd.	2,350,000	38,278	.69
Other securities		469,674	8.47
		801,956	14.49

Information technology - 14.05%
Microsoft Corp.	3,360,000	93,811	1.70
Texas Instruments Inc.	2,626,000	85,345	1.54
Oracle Corp.	2,382,445	74,570	1.35
Yahoo! Inc. (1)	4,330,200	72,011	1.30
Nintendo Co., Ltd.	205,000	60,169	1.09
Samsung Electronics Co. Ltd.	66,045	55,227	1.00
Google Inc., Class A (1)	75,000	44,548	.81
Other securities		292,008	5.26
		777,689	14.05

Consumer staples - 10.75%
Unilever NV, depository receipts	2,588,000	80,579	1.46
Anheuser-Busch InBev NV	1,170,046	66,919	1.21
Pernod Ricard SA	675,439	63,506	1.15
METRO AG	743,108	53,504	.97
Shoprite Holdings Ltd.	2,555,000	38,650	.70
Other securities		291,940	5.26
		595,098	10.75

Health care - 10.67%
Novo Nordisk A/S, Class B	1,270,700	143,288	2.59
UnitedHealth Group Inc.	1,960,000	70,776	1.28
Aetna Inc.	1,262,600	38,522	.70
Merck & Co., Inc.	979,600	35,305	.64
Novartis AG	580,000	34,087	.62
Other securities		268,533	4.84
		590,511	10.67

Industrials - 8.93%
Siemens AG	436,157	54,029	.98
Geberit AG	230,000	53,183	.96
KBR, Inc.	1,713,000	52,195	.94
United Technologies Corp.	652,000	51,326	.93
Tyco International Ltd.	1,133,750	46,983	.85
Other securities		236,719	4.27
		494,435	8.93

Energy - 7.49%
TOTAL SA	1,135,000	60,137	1.09
Oil Search Ltd.	6,960,000	50,116	.91
Chevron Corp.	480,000	43,800	.79
Royal Dutch Shell PLC, Class B	574,666	18,950
Royal Dutch Shell PLC, Class B (ADR)	233,643	15,577	.62
Other securities		225,681	4.08
		414,261	7.49

Telecommunication services - 5.78%
América Móvil, SAB de CV, Series L (ADR)	1,770,000	101,492
América Móvil, SAB de CV, Series L	8,185,000	23,508	2.26
SOFTBANK CORP.	1,751,300	60,634	1.10
Koninklijke KPN NV	2,418,000	35,284	.64
Other securities		99,076	1.78
		319,994	5.78

Materials - 5.00%
Steel Dynamics, Inc.	2,800,000	51,240	.93
Dow Chemical Co.	1,435,000	48,991	.88
Other securities		176,518	3.19
		276,749	5.00

Utilities - 1.72%
GDF SUEZ	1,122,805	40,286	.73
Other securities		54,735	.99
		95,021	1.72

Miscellaneous - 1.36%
Other common stocks in initial period of acquisition		75,040	1.36

Total common stocks (cost: $3,882,448,000)		5,270,391	95.23

Preferred stocks - 0.15%

Financials - 0.15%
Other securities		8,549	.15

Total preferred stocks (cost: $6,891,000)		8,549	.15

	Principal
Short-term securities - 4.73%	amount (000)

U.S. Treasury Bills 0.185%-0.188% due 5/5-6/16/2011	$77,200	77,153	1.39
Straight-A Funding LLC 0.22%-0.25% due 1/4-1/7/2011 (2)	75,000	74,996	1.36
ANZ National (International) Ltd. 0.27%-0.29% due 2/14-2/28/2011 (2)	46,200	46,182	.83
Other securities		63,375	1.15

Total short-term securities (cost: $261,695,000)		261,706	4.73

Total investment securities (cost: $4,151,034,000)		5,540,646	100.11
Other assets less liabilities		(5,926)	(.11)

Net assets		$5,534,720	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $1,342,000, which represented .02% of the net assets of the fund) was valued under fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $142,226,000, which represented 2.57% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Global Small Capitalization Fund
Summary investment portfolio, December 31, 2010

Largest individual equity securities	Percent of net assets

ENN Energy Holdings	2.74%
African Minerals	1.73
Kingboard Chemical Holdings	1.65
Kingboard Laminates Holdings	1.41
AAC Acoustic Technologies Holdings	1.40
International Container Terminal Services	1.21
Rovi	1.15
Midas Holdings	1.13
Hittite Microwave	1.11
Jumbo	1.02

			Percent
		Value	of net
Common stocks - 87.73%	Shares	(000)	assets

Information technology - 18.00%
Kingboard Chemical Holdings Ltd.	11,066,500	$66,275	1.65%
Kingboard Laminates Holdings Ltd.	55,486,509	56,395	1.41
AAC Acoustic Technologies Holdings Inc.	21,051,100	56,197	1.40
Rovi Corp. (1)	743,850	46,126	1.15
Hittite Microwave Corp. (1)	725,000	44,254	1.11
Quantum Corp. (1)	8,423,211	31,334	.78
AOL Inc. (1)	1,217,909	28,877	.72
DTS, Inc. (1)	549,984	26,977	.67
Delta Electronics (Thailand) PCL	21,980,000	25,520	.64
VTech Holdings Ltd.	2,124,000	24,990	.62
Monster Worldwide, Inc. (1)	1,045,000	24,693	.62
Intersil Corp., Class A	1,453,000	22,187	.55
Other securities		267,516	6.68
		721,341	18.00

Industrials - 13.62%
International Container Terminal Services, Inc.	47,285,000	48,569	1.21
Intertek Group PLC	1,295,000	35,838	.90
Pursuit Dynamics PLC (1) (2)	4,549,900	34,901	.87
Corrections Corporation of America (1)	1,091,400	27,350	.68
MSC Industrial Direct Co., Inc., Class A	323,800	20,947	.52
United Continental Holdings, Inc. (1)	847,950	20,198	.51
Other securities		357,951	8.93
		545,754	13.62

Consumer discretionary - 13.37%
Jumbo SA	6,196,770	40,907	1.02
Modern Times Group MTG AB, Class B	613,500	40,592	1.01
Melco Crown Entertainment Ltd. (ADR) (1)	4,902,763	31,182	.78
Galaxy Entertainment Group Ltd. (1)	27,238,000	30,838	.77
Paddy Power PLC	656,000	26,912	.67
CTC Media, Inc.	1,100,000	25,773	.64
Hankook Tire Co., Ltd.	836,520	23,402	.59
Lions Gate Entertainment Corp. (1)	3,450,000	22,459	.56
Pantaloon Retail (India) Ltd.	2,500,000	20,516	.51
Other securities		273,008	6.82
		535,589	13.37

Materials - 10.66%
African Minerals Ltd. (1)	8,105,000	53,200
African Minerals Ltd. (1) (3)	2,480,000	16,278	1.73
Midas Holdings Ltd. (2)	46,865,000	34,509
Midas Holdings Ltd. (HKD denominated) (2)	14,900,000	10,638	1.13
Eastern Platinum Ltd. (1)	18,975,000	33,778
Eastern Platinum Ltd. (1) (3)	2,840,000	5,056	.97
Allied Gold Ltd. (1) (2)	38,040,274	26,652
Allied Gold Ltd. (CDI) (1) (2)	12,000,000	8,232
Allied Gold Ltd. (GBP denominated) (1) (2)	3,800,000	2,607	.93
European Goldfields Ltd. (1)	2,486,500	34,386	.86
Kenmare Resources PLC (1)	41,598,159	21,207
Kenmare Resources PLC (1) (3)	7,047,991	3,593	.62
Jaguar Mining Inc. (1)	3,329,500	23,742	.59
Other securities		153,362	3.83
		427,240	10.66

Health care - 9.46%
Emergency Medical Services Corp., Class A (1)	455,600	29,436	.74
ZOLL Medical Corp. (1)	727,424	27,082	.68
JSC Pharmstandard (GDR) (1)	946,865	26,986	.67
Integra LifeSciences Holdings Corp. (1)	545,118	25,784	.64
Savient Pharmaceuticals, Inc. (1)	1,949,291	21,715	.54
Other securities		247,951	6.19
		378,954	9.46

Financials - 6.37%
City National Corp.	376,405	23,096	.57
Other securities		232,260	5.80
		255,356	6.37

Energy - 5.53%
Heritage Oil Ltd.	4,063,000	28,423	.71
Cimarex Energy Co.	309,000	27,356	.68
Comstock Resources, Inc. (1)	1,100,000	27,016	.68
InterOil Corp. (1)	334,235	24,088	.60
Other securities		114,636	2.86
		221,519	5.53

Utilities - 3.27%
ENN Energy Holdings Ltd.	36,669,700	109,922	2.74
Hyflux Ltd	11,778,000	21,292	.53
		131,214	3.27

Consumer staples - 2.07%
Kernel Holding SA (1)	1,000,000	25,166	.63
Other securities		57,711	1.44
		82,877	2.07

Telecommunication services - 0.68%
Other securities		27,264	.68

Miscellaneous - 4.70%
Other common stocks in initial period of acquisition		188,167	4.70

Total common stocks (cost: $2,605,290,000)		3,515,275	87.73

Preferred stocks - 0.01%

Financials - 0.01%
Other securities		568	.01

Total preferred stocks (cost: $436,000)		568	.01

Rights & warrants - 0.13%

Other - 0.11%
Other securities		4,602	.11

Miscellaneous - 0.02%
Other rights & warrants in initial period of acquisition		778	.02

Total rights & warrants (cost: $3,226,000)		5,380	.13

Convertible securities - 0.24%

Other - 0.24%
Other securities		9,595	.24

Total convertible securities (cost: $8,047,000)		9,595	.24

Bonds, notes & other debt instruments - 0.06%

Financials - 0.06%
Other securities		2,211	.06

Total bonds, notes & other debt instruments (cost: $1,653,000)		2,211	.06

	Principal
	amount (000)
Short-term securities - 11.64%

U.S. Treasury Bills 0.12%-0.14% due 2/17-4/14/2011	$170,000	169,963	4.24
International Bank for Reconstruction and Development 0.15%-0.19% due 1/28-2/28/2011	77,500	77,488	1.93
Freddie Mac 0.145%-0.17% due 1/25-3/30/2011	58,800	58,785	1.47
Bank of Nova Scotia 0.08%-0.09% due 1/3/2011	54,400	54,400	1.36
American Honda Finance Corp. 0.24% due 3/18/2011	48,000	47,967	1.20
ANZ National (International) Ltd. 0.25% due 1/18/2011 (3)	30,500	30,496	.76
Other securities		27,297	.68

Total short-term securities (cost: $466,393,000)		466,396	11.64

Total investment securities (cost: $3,085,045,000)		3,999,425	99.81
Other assets less liabilities		7,500	.19

Net assets		$4,006,925	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $5,570,000, which represented .14% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2010 (000)
Midas Holdings Ltd.	40,325,000	6,540,000	-	46,865,000	$334	$34,509
Midas Holdings Ltd. (HKD denominated)	-	14,900,000	-	14,900,000	29	10,638
Allied Gold Ltd. (1)	38,040,274	-	-	38,040,274	-	26,652
Allied Gold Ltd. (CDI) (1)	12,000,000	-	-	12,000,000	-	8,232
Allied Gold Ltd. (GBP denominated) (1)	3,800,000	-	-	3,800,000	-	2,607
Pursuit Dynamics PLC (1)	4,229,200	320,700	-	4,549,900	-	34,901
JVM Co., Ltd. (1)	411,500	-	-	411,500	-	9,337
LNG Energy Ltd. (1) (3)	-	16,500,000	-	16,500,000	-	7,799
LNG Energy Ltd., warrants, expire 2010	-	16,500,000	16,500,000	-	-	-
Airesis SA (1)	3,294,151	-	-	3,294,151	-	7,046
Eveready Industries India Ltd.	-	4,370,000	-	4,370,000	45	5,321
Mwana Africa PLC (1) (3)	-	30,000,000	-	30,000,000	-	4,911
Mwana Africa PLC (1)	192,500	-	-	192,500	-	32
Gemfields Resources PLC (1)	2,000,000	10,000,000	-	12,000,000	-	2,853
Gemfields Resources PLC (1) (3)	8,149,333	-	650,000	7,499,333	-	1,783
Leni Gas & Oil PLC (1) (3)	25,500,000	21,200,000	-	46,700,000	-	2,221
Leni Gas & Oil PLC, warrants, expire 2013 (1) (3) (4)	12,750,000	-	-	12,750,000	-	5
Conquest Mining Ltd. (5)	20,000,000	-	20,000,000	-	-	-
Fourlis (5)	2,804,285	-	484,285	2,320,000	781	-
International Petroleum Ltd. (1) (5) (6)	2,894,353	27,000,000	-	29,894,353	-	-
Jumbo SA (5)	7,141,333	-	944,563	6,196,770	1,381	-
Kenmare Resources PLC (1) (5)	21,637,759	19,960,400	-	41,598,159	-	-
Kenmare Resources PLC (1) (3) (5)	-	7,047,991	-	7,047,991	-	-
Zenergy Power PLC (1) (5)	2,000,000	2,073,000	806,011	3,266,989	-	-
					$2,570	$158,847

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $116,056,000, which represented 2.90% of the net assets of the fund.

(4) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $9,791,000, which represented .24% of the net assets of the fund.

(5)Unaffiliated issuer at 12/31/2010.
(6)This security was an unaffiliated issuer in its initial period of acquisition at 12/31/2009; it was not publicly disclosed.

Key to abbreviations

ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
GBP = British pounds
HKD = Hong Kong dollars

See Notes to Financial Statements

Growth Fund
Summary investment portfolio, December 31, 2010

Largest individual equity securities	Percent of net assets

Google	2.33%
Wells Fargo	2.24
Apple	2.22
Goldman Sachs	2.00
Amazon.com	1.93
Suncor Energy	1.67
EMC	1.53
Pacific Rubiales Energy	1.51
Barrick Gold	1.37
Potash	1.36

			Percent
		Value	of net
Common stocks - 94.60%	Shares	(000)	assets

Consumer discretionary - 17.46%
Amazon.com, Inc. (1)	3,014,000	$542,520	1.93%
Home Depot, Inc.	10,556,000	370,093	1.32
Wynn Macau, Ltd.	157,230,000	351,971	1.25
CarMax, Inc. (1)	10,342,500	329,719	1.17
lululemon athletica inc. (1) (2)	4,000,000	273,680	.97
Chipotle Mexican Grill, Inc. (1)	1,241,400	263,996	.94
Johnson Controls, Inc.	6,299,100	240,626	.86
Las Vegas Sands Corp. (1)	4,160,000	191,152	.68
Tiffany & Co.	2,953,000	183,883	.65
Lowe's Companies, Inc.	7,246,000	181,730	.65
Other securities		1,984,278	7.04
		4,913,648	17.46

Information technology - 16.58%
Google Inc., Class A (1)	1,103,000	655,149	2.33
Apple Inc. (1)	1,940,000	625,766	2.22
EMC Corp. (1)	18,815,000	430,864	1.53
First Solar, Inc. (1)	2,885,095	375,466	1.33
Microsoft Corp.	9,520,000	265,798	.94
Texas Instruments Inc.	6,175,000	200,688	.71
Cisco Systems, Inc. (1)	9,095,000	183,992	.65
Lender Processing Services, Inc. (2)	5,785,000	170,773	.61
Other securities		1,756,951	6.26
		4,665,447	16.58

Financials - 14.97%
Wells Fargo & Co.	20,350,996	630,677	2.24
Goldman Sachs Group, Inc.	3,350,000	563,336	2.00
Berkshire Hathaway Inc., Class A (1)	2,115	254,752	.91
Bank of America Corp.	16,430,000	219,176	.78
Citigroup Inc. (1)	43,645,000	206,441	.73
Fairfax Financial Holdings Ltd.	230,000	94,199
Fairfax Financial Holdings Ltd. (CAD denominated)	215,000	88,437	.65
American Express Co.	4,000,000	171,680	.61
JPMorgan Chase & Co.	3,968,200	168,331	.60
Other securities		1,814,408	6.45
		4,211,437	14.97

Energy - 14.38%
Suncor Energy Inc.	12,185,603	469,139	1.67
Pacific Rubiales Energy Corp.	12,550,000	425,991	1.51
Canadian Natural Resources, Ltd.	8,251,400	368,048	1.31
Schlumberger Ltd.	3,478,700	290,471	1.03
Tenaris SA (ADR)	5,410,000	264,982	.94
Concho Resources Inc. (1)	2,500,000	219,175	.78
Noble Energy, Inc.	2,400,000	206,592	.73
Core Laboratories NV	2,200,000	195,910	.70
Denbury Resources Inc. (1)	9,810,800	187,288	.67
Other securities		1,418,640	5.04
		4,046,236	14.38

Materials - 9.54%
Barrick Gold Corp.	7,250,000	385,555	1.37
Potash Corp. of Saskatchewan Inc.	2,470,100	382,446	1.36
Newmont Mining Corp.	5,987,695	367,824	1.31
Rio Tinto PLC	3,902,955	273,008	.97
Freeport-McMoRan Copper & Gold Inc.	2,000,000	240,180	.85
Other securities		1,034,517	3.68
		2,683,530	9.54

Health care - 8.60%
Intuitive Surgical, Inc. (1)	1,250,000	322,188	1.15
Hospira, Inc. (1)	3,400,000	189,346	.67
Vertex Pharmaceuticals Inc. (1)	5,269,246	184,582	.66
Gilead Sciences, Inc. (1)	5,030,000	182,287	.65
Other securities		1,541,634	5.47
		2,420,037	8.60

Industrials - 6.56%
Stericycle, Inc. (1)	3,390,000	274,319	.97
Boeing Co.	3,065,000	200,022	.71
Other securities		1,370,686	4.88
		1,845,027	6.56

Consumer staples - 3.04%
Philip Morris International Inc.	3,530,000	206,611	.73
Costco Wholesale Corp.	2,645,000	190,995	.68
Other securities		458,687	1.63
		856,293	3.04

Telecommunication services - 1.95%
Qwest Communications International Inc.	25,000,000	190,250	.68
Other securities		358,524	1.27
		548,774	1.95

Utilities - 0.52%
Other securities		146,005	.52

Miscellaneous - 1.00%
Other common stocks in initial period of acquisition		282,523	1.00

Total common stocks (cost: $18,918,929,000)		26,618,957	94.60

			Percent
		Value	of net
Convertible securities - 0.14%		(000)	assets

Consumer discretionary - 0.14%
Other securities		40,000	.14

Total convertible securities (cost: $40,000,000)		40,000	.14

	Principal		Percent
	amount	Value	of net
Short-term securities - 5.57%	(000)	(000)	assets

Freddie Mac 0.145%-0.34% due 2/22-12/12/2011	$609,528	$608,954	2.16
U.S. Treasury Bills 0.13%-0.187% due 1/6-5/19/2011	214,200	214,119	.76
Straight-A Funding LLC 0.25%-0.26% due 1/7-3/7/2011 (3)	191,116	191,075	.68
Google, Inc. 0.19%-0.20% due 1/10/2011- 1/19/2011 (3)	60,775	60,770	.22
Variable Funding Capital Company LLC 0.26% due 1/20/2011 (3)	50,000	49,992	.18
Other securities		441,907	1.57
Total short-term securities (cost: $1,566,729,000)		1,566,817	5.57

Total investment securities (cost: $20,525,658,000)		28,225,774	100.31
Other assets less liabilities		(87,190)	(.31)

Net assets		$28,138,584	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investmens in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend Income (000)	Value of affiliates at 12/31/2010 (000)
lululemon athletica inc. (1)	4,000,000	-	-	4,000,000	$-	$273,680
Lender Processing Services, Inc.	5,785,000	-	-	5,785,000	2,314	170,773
Air Lease Corp., Class A (1) (4) (5)	-	4,183,448	-	4,183,448	-	83,669
Capella Education Co. (1)	-	1,086,826	-	1,086,826	-	72,361
Blue Nile, Inc. (1)	1,043,000	-	-	1,043,000	-	59,514
KGen Power Corp. (1) (4) (5)	3,166,128	-	-	3,166,128	-	31,661
Core Laboratories NV (6)	1,197,700	1,100,000	97,700	2,200,000	1,674	-
Heartland Payment Systems, Inc.(6)	2,426,600	-	550,741	1,875,859	97	-
Minerals Technologies Inc.(6)	1,025,000	-	1,025,000	-	1	-
Pacific Rubiales Energy Corp.(6)	12,550,000	-	-	12,550,000	1,003	-
Palm, Inc.(6)	9,250,000	-	9,250,000	-	-	-
Uranium One Inc.(6)	25,544,500	7,102,700	25,647,200	7,000,000	8,616	-
					$13,705	$691,658

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $595,972,000, which represented 2.12% of the net assets of the fund.

(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Air Lease Corp., Class A	6/30/2010	$83,669	$83,669	.30%
KGen Power Corp.	12/19/2006	44,326	31,661	.11
Other restricted securities		112,505	94,075	.33
Total restricted securities		$240,500	$209,405	.74%

(5) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $209,405,000, which represented .74% of the net assets of the fund.

(6) Unaffiliated issuer at 12/31/2010.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

See Notes to Financial Statements

International Fund
Summary investment portfolio, December 31, 2010

Largest individual equity securities	Percent of net assets
Bayer	3.69%
Novartis	3.21
América Móvil	2.23
BP	2.09
MTN Group	1.98
Nestlé	1.96
Prudential	1.94
ArcelorMittal	1.79
Teva Pharmaceutical Industries	1.74
Daimler	1.74

			Percent
		Value	of net
Common stocks - 96.59%	Shares	(000)	assets

Financials - 21.33%
Prudential PLC	18,909,470	$196,938	1.94%
Erste Bank der oesterreichischen Sparkassen AG	3,088,804	145,043	1.43
BNP Paribas SA	2,272,219	144,561	1.42
Credit Suisse Group AG	3,176,613	127,982	1.26
Lloyds Banking Group PLC (1)	123,074,399	126,069	1.24
Bank of China Ltd., Class H	228,632,800	120,600	1.19
Ping An Insurance (Group) Co. of China, Ltd., Class H	10,136,000	113,321	1.11
Itaú Unibanco Holding SA, preferred nominative (ADR)	4,456,150	106,992	1.05
Housing Development Finance Corp. Ltd.	4,845,000	78,919	.78
AIA Group Ltd. (1)	27,961,700	78,603	.77
UniCredit SpA	33,836,448	69,994	.69
China Taiping Insurance Holdings Co. Ltd. (1)	21,635,000	66,524	.65
Banco Santander, SA	6,222,673	65,924	.65
Banco Bradesco SA, preferred nominative	3,327,500	65,447	.64
Other securities		661,574	6.51
		2,168,491	21.33

Health care - 12.41%
Bayer AG	5,073,423	374,913	3.69
Novartis AG	5,544,613	325,857	3.21
Teva Pharmaceutical Industries Ltd. (ADR)	3,398,000	177,138	1.74
Mindray Medical International Ltd., Class A (ADR)	5,491,000	144,962	1.43
Merck KGaA	972,655	77,791	.76
Other securities		160,674	1.58
		1,261,335	12.41

Information technology - 11.25%
Canon, Inc.	2,738,900	142,022	1.40
HOYA CORP.	4,158,300	101,000	.99
NetEase.com, Inc. (ADR) (1)	2,651,062	95,836	.94
Murata Manufacturing Co., Ltd.	1,186,000	83,118	.82
SAP AG	1,503,000	76,522	.75
Delta Electronics, Inc.	15,575,867	76,126	.75
Nintendo Co., Ltd.	222,800	65,394	.64
Rohm Co., Ltd.	979,100	63,915	.63
Other securities		439,865	4.33
		1,143,798	11.25

Industrials - 10.13%
Wolseley PLC (1)	3,188,152	101,700	1.00
Siemens AG	806,000	99,843	.98
Ryanair Holdings PLC (ADR)	3,151,400	96,937	.95
BAE Systems PLC	18,804,000	96,747	.95
Samsung Engineering Co., Ltd.	465,000	78,668	.78
Other securities		555,528	5.47
		1,029,423	10.13

Consumer discretionary - 9.92%
Daimler AG (1)	2,607,000	176,730	1.74
Fiat SpA	7,507,800	154,804	1.52
British Sky Broadcasting Group PLC	9,457,500	108,525	1.07
Industria de Diseño Textil, SA	1,150,000	86,104	.85
Other securities		482,376	4.74
		1,008,539	9.92

Consumer staples - 8.78%
Nestlé SA	3,404,800	199,372	1.96
Anheuser-Busch InBev NV	2,612,414	149,413
Anheuser-Busch InBev NV, VVPR STRIPS (1)	1,189,792	6	1.47
Pernod Ricard SA	1,232,706	115,902	1.14
Imperial Tobacco Group PLC	3,200,000	98,186	.97
Danone SA	1,234,806	77,586	.76
Other securities		252,222	2.48
		892,687	8.78

Telecommunication services - 8.52%
América Móvil, SAB de CV, Series L (ADR)	3,961,500	227,153	2.23
MTN Group Ltd.	9,849,900	200,990	1.98
Other securities		437,606	4.31
		865,749	8.52

Materials - 5.82%
ArcelorMittal	4,803,500	182,169	1.79
Linde AG	814,600	123,605	1.22
Other securities		286,197	2.81
		591,971	5.82

Energy - 5.61%
BP PLC	29,190,137	211,873	2.09
Royal Dutch Shell PLC, Class B	2,200,000	72,545	.71
Other securities		285,987	2.81
		570,405	5.61

Utilities - 2.59%
Power Grid Corp. of India Ltd.	49,976,640	109,867	1.08
GDF SUEZ	2,409,264	86,444	.85
Other securities		67,043	.66
		263,354	2.59

Miscellaneous - 0.23%
Other common stocks in initial period of acquisition		23,195	.23

Total common stocks (cost: $7,740,581,000)		9,818,947	96.59

			Percent
		Value	of net
Preferred stocks - 0.05%		(000)	assets

Financials - 0.05%
Other securities		4,763	.05

Total preferred stocks (cost: $4,167,000)		4,763	.05

			Percent
		Value	of net
Rights & warrants - 0.00%		(000)	assets

Financials - 0.00%
Other securities		285	.00

Total rights & warrants (cost: $0)		285	.00

			Percent
		Value	of net
Bonds, notes & other debt instruments - 0.09%		(000)	assets

Financials - 0.09%
Other securities		9,539	.09

Total bonds, notes & other debt instruments (cost: $9,358,000)		9,539	.09

			Percent
	Principal	Value	of net
Short-term securities - 3.15%	amount (000)	(000)	assets

Freddie Mac 0.155%-0.19% due 1/18-2/25/2011	$84,000	83,987	.83
Credit Suisse New York Branch 0.22% due 1/3/2011	20,000	19,999	.20
Other securities		215,922	2.12

Total short-term securities (cost: $319,904,000)		319,908	3.15

Total investment securities (cost: $8,074,010,000)		10,153,442	99.88
Other assets less liabilities		12,514	.12

Net assets		$10,165,956	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $6,835,000, which represented .07% of the net assets of the fund) were valued under fair value procedures adopted by authority of the board of trustees and may be subject to legal or contractual restrictions on resale. In addition, some of these securities (with an aggregate value of $129,682,000, which represented 1.28% of the net assets of the fund) may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

The following footnote applies to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

New World Fund
Summary investment portfolio, December 31, 2010

Largest individual equity securities	Percent of net assets

América Móvil	2.07%
Cochlear	1.64
Samsung Electronics	1.52
Truworths International	1.40
Magnit	1.40
Infosys Technologies	1.26
Holcim	1.22
Shoprite Holdings	1.19
Bank Rakyat Indonesia	1.19
Boart Longyear	1.17

			Percent
		Value	of net
Common stocks - 82.31%	Shares	(000)	assets

Consumer staples - 16.43%
OJSC Magnit (GDR)	1,135,000	$33,255
OJSC Magnit (GDR) (1)	64,500	1,890	1.40%
Shoprite Holdings Ltd.	1,980,000	29,952	1.19
Tesco PLC	4,242,418	28,111	1.12
Nestlé SA	465,000	27,229	1.08
Wal-Mart de México, SAB de CV, Series V (ADR)	786,000	22,464
Wal-Mart de México, SAB de CV, Series V	1,410,000	4,046	1.05
Anheuser-Busch InBev NV	418,224	23,920	.95
China Yurun Food Group Ltd.	6,119,000	20,114	.80
United Spirits Ltd.	580,142	18,991	.76
SABMiller PLC	529,000	18,611	.74
Coca-Cola Co.	259,500	17,067	.68
X5 Retail Group NV (GDR) (1) (2)	281,776	13,032
X5 Retail Group NV (GDR) (2)	74,200	3,432	.65
Other securities		150,954	6.01
		413,068	16.43

Financials - 10.85%
PT Bank Rakyat Indonesia (Persero) Tbk	25,653,150	29,896	1.19
Industrial and Commercial Bank of China Ltd., Class H	33,899,800	25,252	1.00
Housing Development Finance Corp. Ltd.	1,300,000	21,175	.84
China Life Insurance Co. Ltd., Class H	4,745,000	19,382	.77
Itaú Unibanco Holding SA, preferred nominative (ADR)	559,082	13,424
Itaú Unibanco Holding SA, preferred nominative	227,950	5,464	.75
DLF Ltd.	2,550,000	16,649	.66
Other securities		141,475	5.64
		272,717	10.85

Consumer discretionary - 9.60%
Truworths International Ltd.	3,232,000	35,153	1.40
Naspers Ltd., Class N	406,200	23,922	.95
Toyota Motor Corp.	588,300	23,332	.93
Honda Motor Co., Ltd.	455,000	18,017	.72
Bayerische Motoren Werke AG	225,000	17,694	.70
McDonald's Corp.	205,000	15,736	.63
Other securities		107,549	4.27
		241,403	9.60

Industrials - 7.90%
Boart Longyear Ltd.	6,290,000	29,336	1.17
Schneider Electric SA	148,220	22,183	.88
Other securities		147,011	5.85
		198,530	7.90

Information technology - 7.25%
Samsung Electronics Co. Ltd.	45,725	38,235	1.52
Infosys Technologies Ltd.	410,200	31,583	1.26
Google Inc., Class A (2)	47,000	27,917	1.11
HTC Corp.	595,140	18,371	.73
Other securities		66,143	2.63
		182,249	7.25

Materials - 7.07%
Holcim Ltd	407,011	30,754	1.22
Anglo American PLC	401,850	20,924	.83
Fibria Celulose SA, ordinary nominative (ADR) (2)	1,156,138	18,498	.74
Linde AG	109,000	16,539	.66
Other securities		90,967	3.62
		177,682	7.07

Health care - 7.04%
Cochlear Ltd.	500,000	41,122	1.64
Novo Nordisk A/S, Class B	256,420	28,915	1.15
Amil Participações SA, ordinary nominative	1,997,410	21,418	.85
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	7,204,000	20,436	.81
Krka, dd, Novo mesto	209,640	17,635	.70
Other securities		47,492	1.89
		177,018	7.04

Telecommunication services - 5.78%
América Móvil, SAB de CV, Series L (ADR)	864,875	49,592
América Móvil, SAB de CV, Series L	850,000	2,441	2.07
SOFTBANK CORP.	545,500	18,887	.75
Telekom Austria AG, non-registered shares	1,075,000	15,112	.60
Other securities		59,274	2.36
		145,306	5.78

Energy - 5.73%
Oil Search Ltd.	2,465,000	17,749	.71
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	443,520	16,783	.67
Eurasia Drilling Co. Ltd. (GDR) (1)	254,800	8,281
Eurasia Drilling Co. Ltd. (GDR)	249,350	8,104	.65
Other securities		92,972	3.70
		143,889	5.73

Utilities - 1.54%
Others securities		38,695	1.54

Miscellaneous - 3.12%
Other common stocks in initial period of acquisition		78,238	3.12

Total common stocks (cost: $1,405,455,000)		2,068,795	82.31

Rights & warrants - 0.01%

Miscellaneous - 0.01%
Other rights & warrants in initial period of acquisition		197	.01

Total rights & warrants (cost: $0)		197	.01

	Principal
	amount
Bonds, notes & other debt instruments - 7.22%	(000)

Bonds & notes of governments outside the U.S. - 6.49%
Brazil (Federal Republic of) Global:
!6.00%-11.00% 2017-2040 (3)	$14,108	18,503
!12.50% 2016-2022	BRL2,200	1,554
Brazil (Federal Republic of) 6.00%-10.00% 2017-2045 (4)	9,934	6,146	1.04
Other securities		136,833	5.45
		163,036	6.49

Other - 0.73%
Other securities		18,432	.73

Total bonds, notes & other debt instruments (cost: $162,215,000)		181,468	7.22

Short-term securities - 10.29%

U.S. Treasury Bills 0.132%-0.185% due 1/6-5/19/2011	$102,200	102,169	4.06
Fannie Mae 0.14% due 3/1/2011	50,000	49,990	1.99
Google, Inc. 0.18% due 1/10/2011 (1)	26,500	26,499	1.05
Société Générale North America, Inc. 0.10% due 1/3/2011	21,100	21,100	.84
Thunder Bay Funding, LLC 0.23% due 1/20/2011 (1)	20,000	19,997	.80
International Bank for Reconstruction and Development 0.19% due 2/28/2011	20,000	19,996	.80
Other securities		18,900	.75

Total short-term securities (cost: $258,639,000)		258,651	10.29

Total investment securities (cost: $1,826,309,000)		2,509,111	99.83
Other assets less liabilities		4,313	.17

Net assets		$2,513,424	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $11,692,000, which represented .47% of the net assets of the fund) was valued under fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $95,590,000, which represented 3.80% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Index-linked bond whose principal amount moves with a government retail price index.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais

See Notes to Financial Statements

Blue Chip Income and Growth Fund
Summary investment portfolio, December 31, 2010

Largest individual equity securities	Percent of net assets

AT&T	4.73%
Microsoft	4.37
ConocoPhillips	3.21
Hewlett-Packard	3.14
Oracle	3.12
Intel	3.00
IBM	2.80
JPMorgan Chase	2.54
Bank of America	2.52
Merck	2.52

			Percent
		Value	of net
Common stocks - 93.43%	Shares	(000)	assets

Information technology - 22.12%
Microsoft Corp.	6,815,000	$190,275	4.37%
Hewlett-Packard Co.	3,250,000	136,825	3.14
Oracle Corp.	4,340,000	135,842	3.12
Intel Corp.	6,200,000	130,386	3.00
International Business Machines Corp.	830,000	121,811	2.80
Texas Instruments Inc.	1,250,000	40,625	.93
Google Inc., Class A (1)	65,000	38,608	.89
Nokia Corp. (ADR)	3,000,000	30,960	.71
Other securities		137,402	3.16
		962,734	22.12

Industrials - 13.24%
United Parcel Service, Inc., Class B	850,000	61,693	1.42
CSX Corp.	930,000	60,087	1.38
United Technologies Corp.	760,000	59,827	1.37
General Electric Co.	3,100,000	56,699	1.30
Rockwell Automation	700,000	50,197	1.15
Norfolk Southern Corp.	592,800	37,240	.86
Union Pacific Corp.	375,000	34,747	.80
Illinois Tool Works Inc.	650,000	34,710	.80
Emerson Electric Co.	600,000	34,302	.79
Eaton Corp.	300,000	30,453	.70
Other securities		116,106	2.67
		576,061	13.24

Consumer staples - 10.41%
Philip Morris International Inc.	1,615,000	94,526	2.17
CVS/Caremark Corp.	2,700,000	93,879	2.16
Kraft Foods Inc., Class A	2,030,000	63,965	1.47
PepsiCo, Inc.	550,000	35,932	.83
Kimberly-Clark Corp.	555,000	34,987	.80
Kellogg Co.	592,000	30,239	.70
Other securities		99,388	2.28
		452,916	10.41

Health care - 9.88%
Merck & Co., Inc.	3,045,400	109,756	2.52
Abbott Laboratories	1,050,000	50,306	1.16
Amgen Inc. (1)	875,000	48,037	1.10
Medtronic, Inc.	1,200,000	44,508	1.02
Eli Lilly and Co.	900,000	31,536	.73
Other securities		145,714	3.35
		429,857	9.88

Energy - 9.76%
ConocoPhillips	2,050,000	139,605	3.21
Royal Dutch Shell PLC, Class B (ADR)	1,050,000	70,004
Royal Dutch Shell PLC, Class A (ADR)	900,000	60,102	2.99
Schlumberger Ltd.	450,000	37,575	.86
Exxon Mobil Corp.	420,000	30,710	.71
Other securities		86,504	1.99
		424,500	9.76

Consumer discretionary - 9.52%
Target Corp.	1,100,000	66,143	1.52
Lowe's Companies, Inc.	2,300,000	57,684	1.33
CBS Corp., Class B	2,500,000	47,625	1.09
Harley-Davidson, Inc.	1,180,000	40,911	.94
Staples, Inc.	1,710,000	38,937	.90
General Motors Co. (1)	606,100	22,341	.51
Other securities		140,566	3.23
		414,207	9.52

Financials - 8.16%
JPMorgan Chase & Co.	2,603,000	110,420	2.54
Bank of America Corp.	8,230,000	109,788	2.52
American Express Co.	1,250,000	53,650	1.23
Wells Fargo & Co.	790,000	24,482	.56
Other securities		56,782	1.31
		355,122	8.16

Telecommunication services - 6.20%
AT&T Inc.	7,005,000	205,807	4.73
Verizon Communications Inc.	1,000,000	35,780	.82
Other securities		28,211	.65
		269,798	6.20

Utilities - 1.69%
Other securities		73,684	1.69

Materials - 1.34%
Air Products and Chemicals, Inc.	400,000	36,380	.84
Other securities		22,020	.50
		58,400	1.34

Miscellaneous - 1.11%
Other common stocks in initial period of acquisition		48,374	1.11

Total common stocks (cost: $3,386,545,000)		4,065,653	93.43

			Percent
		Value	of net
Rights & warrants - 0.00%		(000)	assets

Financials - 0.00%
Other securities		-	.00

Total rights & warrants (cost: $230,000)		-	.00

			Percent
		Value	of net
Convertible securities - 1.03%	Shares	(000)	assets

Consumer discretionary - 0.60%
General Motors Co., Series B, 4.75% convertible preferred 2013 (1)	481,900	26,076	.60

Other - 0.43%
Other securities		18,929	.43

Total convertible securities (cost: $43,561,000)		45,005	1.03

	Principal		Percent
	amount	Value	of net
Short-term securities - 5.49%	(000)	(000)	assets

Freddie Mac 0.145%-0.24% due 2/22-7/26/2011	$70,500	70,454	1.62
U.S. Treasury Bills 0.13%-0.187% due 3/31-6/16/2011	57,000	56,966	1.31
Fannie Mae 0.15%-0.16% due 3/14-3/23/2011	43,400	43,388	1.00
Variable Funding Capital Company LLC 0.25% due 2/17/2011 (2)	30,000	29,990	.69
Google, Inc. 0.20% due 1/19/2011 (2)	13,075	13,073	.30
Abbott Laboratories 0.20% due 1/3/2011 (2)	12,900	12,900	.30
General Electric Capital Corp. 0.15% due 1/3/2011	12,000	12,000	.27

Total short-term securities (cost: $238,763,000)		238,771	5.49

Total investment securities (cost: $3,669,099,000)		4,349,429	99.95
Other assets less liabilities		1,951	.05

Net assets		$4,351,380	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (which represented less than .01% of the net assets of the fund) was valued under fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $55,963,000, which represented 1.29% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Global Growth and Income Fund
Summary investment portfolio, December 31, 2010

Largest individual equity securities	Percent of net assets

Virgin Media	2.39%
Merck	2.36
Newmont Mining	2.13
Barrick Gold	2.06
Agricultural Bank of China	1.86
Industrial and Commercial Bank of China	1.60
Joy Global	1.51
British American Tobacco	1.51
Home Depot	1.49
Kraft Foods	1.44

			Percent
		Value	of net
Common stocks - 92.43%	Shares	(000)	assets

Financials - 17.57%
Agricultural Bank of China, Class H (1)	85,066,000	$42,682	1.86%
Industrial and Commercial Bank of China Ltd., Class H	49,526,440	36,893	1.60
Australia and New Zealand Banking Group Ltd.	1,280,000	30,570	1.33
JPMorgan Chase & Co.	643,200	27,285	1.19
Prudential PLC	2,213,353	23,052	1.00
Marsh & McLennan Companies, Inc.	800,000	21,872	.95
Macquarie Group Ltd.	500,000	18,927	.82
HSBC Holdings PLC (ADR)	175,000	8,932
HSBC Holdings PLC (Hong Kong)	821,529	8,424	.75
Macquarie International Infrastructure Fund Ltd.	36,200,164	16,642	.72
Other securities		169,037	7.35
		404,316	17.57

Consumer discretionary - 11.86%
Virgin Media Inc.	2,015,000	54,889	2.39
Home Depot, Inc.	980,000	34,359	1.49
Carnival Corp., units	600,000	27,666	1.20
McDonald's Corp.	290,000	22,260	.97
Carphone Warehouse Group PLC (1)	2,845,550	17,535	.76
Other securities		116,228	5.05
		272,937	11.86

Materials - 11.18%
Newmont Mining Corp.	800,000	49,144	2.13
Barrick Gold Corp.	890,000	47,330	2.06
Yamana Gold Inc.	2,000,000	25,686	1.12
Freeport-McMoRan Copper & Gold Inc.	200,000	24,018	1.04
United States Steel Corp.	350,000	20,447	.89
Other securities		90,687	3.94
		257,312	11.18

Information technology - 9.83%
Nintendo Co., Ltd.	105,000	30,818	1.34
International Business Machines Corp.	200,000	29,352	1.27
Google Inc., Class A (1)	46,750	27,768	1.21
HTC Corp.	661,500	20,419	.89
Microsoft Corp.	600,000	16,752	.73
Canon, Inc.	302,000	15,660	.68
Other securities		85,486	3.71
		226,255	9.83

Industrials - 9.64%
Joy Global Inc.	400,000	34,700	1.51
Schneider Electric SA	166,274	24,885	1.08
Geberit AG	85,000	19,655	.85
General Electric Co.	1,000,000	18,290	.79
Emerson Electric Co.	290,000	16,579	.72
Other securities		107,819	4.69
		221,928	9.64

Consumer staples - 9.18%
British American Tobacco PLC	902,000	34,644	1.51
Kraft Foods Inc., Class A	1,048,000	33,022	1.44
Anheuser-Busch InBev NV	419,000	23,964	1.04
Unilever NV, depository receipts	705,000	21,951	.95
Tesco PLC	3,303,000	21,886	.95
Other securities		75,685	3.29
		211,152	9.18

Telecommunication services - 8.59%
Verizon Communications Inc.	875,000	31,307	1.36
Portugal Telecom, SGPS, SA	2,590,000	29,003	1.26
Telstra Corp. Ltd.	7,500,000	21,402	.93
AT&T Inc.	675,000	19,831	.86
China Telecom Corp. Ltd., Class H	32,960,000	17,259	.75
Other securities		78,783	3.43
		197,585	8.59

Health care - 7.15%
Merck & Co., Inc.	1,507,000	54,312	2.36
Eli Lilly and Co.	650,000	22,776	.99
Novartis AG	383,000	22,509	.98
Novo Nordisk A/S, Class B	140,000	15,787	.69
Other securities		49,097	2.13
		164,481	7.15

Energy - 3.99%
TOTAL SA	345,000	18,280	.79
Other securities		73,499	3.20
		91,779	3.99

Utilities - 3.44%
Hongkong Electric Holdings Ltd.	3,470,000	21,875	.95
GDF SUEZ	580,000	20,810	.91
Other securities		36,360	1.58
		79,045	3.44

Total common stocks (cost: $1,781,006,000)		2,126,790	92.43

Preferred stocks - 0.10%

Financials - 0.10%
Other securities		2,340	.10

Total preferred stocks (cost: $1,103,000)		2,340	.10

	Principal
	amount
Convertible securities - 0.70%	(000)

Materials - 0.65%
Alcoa Inc. 5.25% convertible notes 2014	$6,000	14,873	.65

Other - 0.05%
Other securities		1,242	.05

Total convertible securities (cost: $6,997,000)		16,115	.70

Bonds, notes & other debt instruments - 2.03%

Consumer discretionary - 0.93%
Virgin Media Finance PLC, Series 1, 9.50% 2016	5,000	5,675
Virgin Media Secured Finance PLC 6.50% 2018	9,000	9,517	.66
Other securities		6,324	.27
		21,516	.93

Other - 1.10%
Other securities		25,268	1.10

Total bonds, notes & other debt instruments (cost: $38,229,000)		46,784	2.03

Short-term securities - 4.64%

Freddie Mac 0.145%-0.155% due 1/25-2/25/2011	24,900	24,896	1.08
Network Rail Infrastructure Finance PLC 0.22% due 1/24/2011	18,800	18,797	.82
Jupiter Securitization Co., LLC 0.23% due 1/27/2011 (2)	6,000	5,999	.26
Other securities		56,993	2.48

Total short-term securities (cost: $106,684,000)		106,685	4.64

Total investment securities (cost: $1,934,019,000)		2,298,714	99.90
Other assets less liabilities		2,204	.10

Net assets		$2,300,918	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $2,789,000, which represented .12% of the net assets of the fund) were valued under fair value procedures adopted by authority of the board of trustees and may be subject to legal or contractual restriction on resale.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is included in "Other securities" under the respective industry sector in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2010 (000)
Rickmers Maritime	27,420,000	-	-	27,420,000	$625	$8,440

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $39,591,000, which represented 1.72% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Growth-Income Fund
Summary investment portfolio, December 31, 2010

Largest individual equity securities	Percent of net assets
Oracle	3.03%
Microsoft	2.85
Google	2.43
ConocoPhillips	1.95
AT&T	1.82
Royal Dutch Shell	1.73
CSX	1.64
Merck	1.60
Philip Morris International	1.58
Hewlett-Packard	1.44

			Percent
		Value	of net
Common stocks - 91.47%	Shares	(000)	assets

Information technology - 21.27%
Oracle Corp.	25,417,500	$795,568	3.03%
Microsoft Corp.	26,790,100	747,980	2.85
Google Inc., Class A (1)	1,072,800	637,211	2.43
Hewlett-Packard Co.	9,000,000	378,900	1.44
Intel Corp.	13,511,900	284,155	1.08
Corning Inc.	14,500,000	280,140	1.07
International Business Machines Corp.	1,875,000	275,175	1.05
Yahoo! Inc. (1)	15,735,400	261,680	1.00
Cisco Systems, Inc. (1)	11,600,000	234,668	.90
Flextronics International Ltd. (1)	29,500,000	231,575	.88
Other securities		1,454,960	5.54
		5,582,012	21.27

Consumer discretionary - 12.47%
Time Warner Inc.	7,256,667	233,447	.89
DIRECTV, Class A (1)	5,812,500	232,093	.88
Best Buy Co., Inc.	6,700,000	229,743	.88
Royal Caribbean Cruises Ltd. (1)	4,805,000	225,835	.86
Comcast Corp., Class A	10,086,000	221,589	.84
Time Warner Cable Inc.	3,217,601	212,458	.81
News Corp., Class A	14,500,200	211,123	.80
Target Corp.	3,350,000	201,436	.77
Other securities		1,506,366	5.74
		3,274,090	12.47

Industrials - 12.40%
CSX Corp.	6,663,023	430,498	1.64
United Technologies Corp.	4,075,000	320,784	1.22
Union Pacific Corp.	3,338,200	309,318	1.18
Norfolk Southern Corp.	3,565,300	223,972	.85
Precision Castparts Corp.	1,510,000	210,207	.80
3M Co.	2,296,000	198,145	.75
United Parcel Service, Inc., Class B	2,656,200	192,787	.74
General Dynamics Corp.	2,707,000	192,089	.73
Other securities		1,177,980	4.49
		3,255,780	12.40

Energy - 9.99%
ConocoPhillips	7,503,000	510,954	1.95
Royal Dutch Shell PLC, Class A (ADR)	3,835,000	256,101
Royal Dutch Shell PLC, Class B (ADR)	1,652,391	110,165
Royal Dutch Shell PLC, Class B	2,639,816	87,048	1.73
Schlumberger Ltd.	4,135,000	345,273	1.32
Baker Hughes Inc.	4,314,700	246,671	.94
Chevron Corp.	2,603,200	237,542	.90
Other securities		827,181	3.15
		2,620,935	9.99

Health care - 8.58%
Merck & Co., Inc.	11,690,361	421,321	1.60
Abbott Laboratories	5,380,000	257,756	.98
Boston Scientific Corp. (1)	29,670,000	224,602	.86
Other securities		1,349,140	5.14
		2,252,819	8.58

Financials - 8.50%
Bank of America Corp.	19,841,452	264,685	1.01
JPMorgan Chase & Co.	5,606,450	237,826	.91
Capital One Financial Corp.	5,000,000	212,800	.81
Other securities		1,515,753	5.77
		2,231,064	8.50

Consumer staples - 7.40%
Philip Morris International Inc.	7,069,500	413,778	1.58
PepsiCo, Inc.	4,939,519	322,699	1.23
Molson Coors Brewing Co., Class B	4,780,500	239,933	.91
CVS/Caremark Corp.	5,750,000	199,927	.76
Kraft Foods Inc., Class A	6,000,000	189,060	.72
Other securities		577,463	2.20
		1,942,860	7.40

Materials - 4.00%
Air Products and Chemicals, Inc.	2,360,000	214,642	.82
Other securities		834,839	3.18
		1,049,481	4.00

Telecommunication services - 3.80%
AT&T Inc.	16,310,000	479,188	1.82
Other securities		519,481	1.98
		998,669	3.80

Utilities - 1.36%
Other securities		355,985	1.36

Miscellaneous - 1.70%
Other common stocks in initial period of acquisition		445,438	1.70

Total common stocks (cost: $18,897,008,000)		24,009,133	91.47

			Percent
		Value	of net
Preferred stocks - 0.16%	Shares	(000)	assets

Financials - 0.16%
JPMorgan Chase & Co., Series I, 7.90% (2)	29,049,000	30,983	.12
Other securities		10,102	.04

Total preferred stocks (cost: $37,668,000)		41,085	.16

			Percent
		Value	of net
Rights & warrants - 0.00%		(000)	assets

Financials - 0.00%
Other securities		-	.00

Total rights & warrants (cost: $6,131,000)		-	.00

			Percent
		Value	of net
Convertible securities - 0.40%		(000)	assets

Other - 0.40%
Other securities		104,608	.40

Total convertible securities (cost: $79,257,000)		104,608	.40

			Percent
		Value	of net
Bonds, notes & other debt instruments - 0.04%		(000)	assets

Other - 0.04%
Other securities		11,311	.04

Total bonds, notes & other debt instruments (cost: $9,661,000)		11,311	.04

			Percent
	Principal	Value	of net
Short-term securities - 7.95%	amount (000)	(000)	assets

Bank of America Corp. 0.20%-0.28% due 1/3-1/26/2011	$503,900	503,865	1.92
Fannie Mae 0.17%-0.38% due 1/5-5/16/2011	320,200	320,095	1.22
U.S. Treasury Bills 0.026%-0.165% due 1/6-4/28/2011	277,900	277,863	1.06
Hewlett-Packard Co. 0.17%-0.18% due 1/3-1/7/2011 (3)	238,450	238,444	.91
Freddie Mac 0.19% due 1/25-4/18/2011	229,600	229,528	.87
Jupiter Securitization Co., LLC 0.23%-0.27% due 1/5-1/27/2011 (3)	168,200	168,187	.64
Abbott Laboratories 0.17% due 1/11/2011 (3)	44,100	44,098	.17
Other securities		305,170	1.16
Total short-term securities (cost: $2,087,147,000)		2,087,250	7.95

Total investment securities (cost: $21,116,872,000)		26,253,387	100.02
Other assets less liabilities		(6,559)	(.02)

Net assets		$26,246,828	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,208,000, which represented less than .01% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Coupon rate may change periodically.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $739,202,000, which represented 2.82% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

International Growth and Income Fund
Summary investment portfolio, December 31, 2010

Largest individual equity securities	Percent of net assets

Compal Electronics	3.60%
Philip Morris International	3.12
Daimler	2.95
Scottish and Southern Energy	2.65
Banco Santander	2.62
British American Tobacco	2.52
Quanta Computer	2.43
Nintendo	2.41
BP	2.26
Legrand	2.23

			Percent
		Value	of net
Common stocks - 88.27%	Shares	(000)	assets

Financials - 15.94%
Banco Santander, SA	524,951	$5,561	2.62%
Aviva PLC	498,000	3,051	1.44
China Construction Bank Corp., Class H	2,984,230	2,676	1.26
Bank of China Ltd., Class H	5,038,000	2,658	1.25
Barclays PLC	490,000	1,999	.94
Société Générale	36,736	1,974	.93
Bank of Cyprus PCL	488,368	1,684	.79
China Life Insurance Co. Ltd., Class H	350,000	1,430	.67
Other securities		12,775	6.04
		33,808	15.94

Information technology - 14.99%
Compal Electronics, Inc.	5,754,745	7,629	3.60
Quanta Computer Inc.	2,457,340	5,158	2.43
Nintendo Co., Ltd.	17,400	5,107	2.41
Acer Inc.	1,038,157	3,208	1.51
Wistron Corp.	1,389,834	2,832	1.34
MediaTek Inc.	185,369	2,654	1.25
NetEase.com, Inc. (ADR) (1)	37,600	1,359	.64
Other securities		3,847	1.81
		31,794	14.99

Consumer staples - 10.61%
Philip Morris International Inc.	113,040	6,616	3.12
British American Tobacco PLC	139,221	5,347	2.52
Anheuser-Busch InBev NV	60,150	3,440	1.62
Nestlé SA	46,800	2,741	1.29
Wesfarmers Ltd.	43,150	1,413	.67
Other securities		2,945	1.39
		22,502	10.61

Consumer discretionary - 8.73%
Daimler AG (1)	92,330	6,259	2.95
Virgin Media Inc.	169,900	4,628	2.18
Hyundai Motor Co.	8,950	1,368	.64
Other securities		6,252	2.96
		18,507	8.73

Telecommunication services - 8.40%
Singapore Telecommunications Ltd.	1,255,000	2,983	1.41
América Móvil, SAB de CV, Series L (ADR)	51,000	2,924	1.38
BCE Inc.	60,135	2,137	1.01
Millicom International Cellular SA	19,300	1,845	.87
Telekom Austria AG, non-registered shares	101,927	1,433	.67
Other securities		6,493	3.06
		17,815	8.40

Industrials - 7.53%
Legrand SA	116,000	4,724	2.23
BAE Systems PLC	751,350	3,866	1.82
ASSA ABLOY AB, Class B	76,000	2,141	1.01
AB Volvo, Class B (1)	93,800	1,653	.78
Siemens AG	11,000	1,363	.64
Other securities		2,229	1.05
		15,976	7.53

Materials - 6.84%
ArcelorMittal	112,200	4,255	2.01
CRH PLC	157,722	3,267	1.54
Svenska Cellulosa AB SCA, Class B	132,000	2,084	.98
Amcor Ltd.	252,700	1,745	.82
Other securities		3,148	1.49
		14,499	6.84

Utilities - 5.74%
Scottish and Southern Energy PLC	293,700	5,609	2.65
GDF SUEZ	124,250	4,458	2.10
Other securities		2,109	.99
		12,176	5.74

Health care - 5.51%
Novartis AG	61,225	3,598	1.70
Bayer AG	47,280	3,494	1.65
Mindray Medical International Ltd., Class A (ADR)	126,100	3,329	1.57
Other securities		1,261	.59
		11,682	5.51

Energy - 2.83%
BP PLC	660,200	4,792	2.26
Other securities		1,196	.57
		5,988	2.83

Miscellaneous - 1.15%
Other common stocks in initial period of acquisition		2,427	1.15

Total common stocks (cost: $164,701,000)		187,174	88.27

Preferred stocks - 0.12%

Financials- 0.12%
Other securities		260	.12

Total preferred stocks (cost: $200,000)		260	.12

	Principal
Bonds, notes & other debt instruments - 3.50%	amount (000)

Bonds & notes of governments outside the U.S. - 1.03%
Brazil (Federal Republic of) 6.00% 2015 (2)	BRL 3,593	2,182	1.03

Consumer discretionary - 0.50%
Virgin Media Finance PLC, Series 1, 9.50% 2016	$925	1,050	.50

Other - 1.97%
Other securities		4,188	1.97

Total bonds, notes & other debt instruments (cost: $6,596,000)		7,420	3.50

Short-term securities - 7.93%

Federal Home Loan Bank 0.095%-0.20% due 1/14-4/26/2011	4,000	3,999	1.89
General Electric Capital Corp. 0.15% due 1/3/2011	3,000	3,000	1.41
Straight-A Funding LLC 0.25% due 1/7/2011 (3)	3,000	3,000	1.41
Freddie Mac 0.24% due 7/26/2011	2,900	2,896	1.37
International Bank for Reconstruction and Development 0.18% due 3/22/2011	1,700	1,699	.80
Other securities		2,220	1.05

Total short-term securities (cost: $16,814,000)		16,814	7.93

Total investment securities (cost: $188,311,000)		211,668	99.82
Other assets less liabilities		375	.18

Net assets		$212,043	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $129,000, which represented .06% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Index-linked bond whose principal amount moves with a government retail price index.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $6,076,000, which represented 2.87% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
BRL = Brazilian reais

See Notes to Financial Statements

Asset Allocation Fund
Summary investment portfolio, December 31, 2010

Largest individual equity securities	Percent of net assets
BHP Billiton	1.83%
Dow Chemical	1.71
Merck	1.71
Oracle	1.66
Comcast	1.55
Schlumberger	1.55
Goldman Sachs	1.46
Home Depot	1.42
Monsanto	1.40
Boeing	1.34

			Percent
		Value	of net
Common stocks - 76.55%	Shares	(000)	assets

Information technology - 12.71%
Oracle Corp.	5,820,000	$182,166	1.66%
International Business Machines Corp.	980,000	143,825	1.31
Corning Inc.	7,400,000	142,968	1.30
Microsoft Corp.	4,700,000	131,224	1.20
Apple Inc. (1)	380,000	122,573	1.12
Texas Instruments Inc.	3,500,000	113,750	1.04
Google Inc., Class A (1)	190,000	112,854	1.03
Cisco Systems, Inc. (1)	5,310,000	107,421	.98
ASML Holding NV (New York registered)	2,500,000	95,850	.87
KLA-Tencor Corp.	2,450,000	94,668	.86
Other securities		146,695	1.34
		1,393,994	12.71

Financials - 11.63%
Goldman Sachs Group, Inc.	950,000	159,752	1.46
ACE Ltd.	2,320,000	144,420	1.32
T. Rowe Price Group, Inc.	1,700,000	109,718	1.00
Moody's Corp.	3,890,000	103,241	.94
Wells Fargo & Co.	3,200,000	99,168	.90
BlackRock, Inc.	500,000	95,290	.87
JPMorgan Chase & Co.	2,000,000	84,840	.77
Marsh & McLennan Companies, Inc.	2,940,000	80,380	.73
Other securities		398,873	3.64
		1,275,682	11.63

Materials - 9.82%
BHP Billiton Ltd.	4,340,000	200,863	1.83
Dow Chemical Co.	5,500,000	187,770	1.71
Monsanto Co.	2,200,000	153,208	1.40
Sigma-Aldrich Corp.	1,840,000	122,470	1.12
Rio Tinto PLC	1,681,753	117,637	1.07
FMC Corp.	1,250,000	99,862	.91
Nucor Corp.	1,900,000	83,258	.76
Martin Marietta Materials, Inc.	840,000	77,482	.70
Other securities		35,099	.32
		1,077,649	9.82

Health care - 9.12%
Merck & Co., Inc.	5,200,000	187,408	1.71
Amgen Inc. (1)	2,350,000	129,015	1.18
Johnson & Johnson	2,060,000	127,411	1.16
Cardinal Health, Inc.	2,901,424	111,154	1.01
Other securities		445,803	4.06
		1,000,791	9.12

Industrials - 8.76%
Boeing Co.	2,250,000	146,835	1.34
Deere & Co.	1,100,000	91,355	.83
Other securities		722,544	6.59
		960,734	8.76

Energy - 8.21%
Schlumberger Ltd.	2,030,000	169,505	1.55
Chevron Corp.	1,400,000	127,750	1.16
Transocean Ltd. (1)	1,500,000	104,265	.95
Suncor Energy Inc.	2,150,000	82,774	.75
Other securities		416,001	3.80
		900,295	8.21

Consumer discretionary - 7.38%
Comcast Corp., Class A	7,750,000	170,268	1.55
Home Depot, Inc.	4,450,000	156,017	1.42
Johnson Controls, Inc.	2,150,000	82,130	.75
DIRECTV, Class A (1)	2,000,000	79,860	.73
Other securities		321,324	2.93
		809,599	7.38

Consumer staples - 4.13%
Coca-Cola Co.	2,000,000	131,540	1.20
Unilever NV (New York registered)	2,480,000	77,872	.71
Colgate-Palmolive Co.	960,000	77,155	.70
Other securities		166,213	1.52
		452,780	4.13

Telecommunication services - 1.84%
American Tower Corp., Class A (1)	2,200,000	113,608	1.04
AT&T Inc.	3,000,000	88,140	.80
Other securities		110	.00
		201,858	1.84

Utilities - 0.90%
Other securities		98,325	.90

Miscellaneous - 2.05%
Other common stocks in initial period of acquisition		224,706	2.05

Total common stocks (cost: $6,649,795,000)		8,396,413	76.55

			Percent
		Value	of net
Preferred stocks - 0.06%		(000)	assets

Financials - 0.06%
Other securities		6,544	.06

Total preferred stocks (cost: $6,861,000)		6,544	.06

			Percent
		Value	of net
Rights & warrants - 0.01%		(000)	assets

Consumer discretionary - 0.01%
Other securities		994	.01

Miscellaneous - 0.00%
Other rights & warrants in initial period of acquisition		46	.00

Total rights & warrants (cost: $3,156,000)		1,040	.01

			Percent
		Value	of net
Convertible securities - 0.04%		(000)	assets

Consumer discretionary - 0.04%
Other securities		4,141	.04

Total convertible securities (cost: $1,973,000)		4,141	.04

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 20.78%	(000)	(000)	assets

Bonds & notes of U.S. government & government agencies - 6.40%
U.S. Treasury:
4.625% 2011	74,875	78,051
4.875% 2012	155,000	162,786
1.875% 2014	92,000	94,110
3.50% 2039	107,500	92,669
1.50%-7.50% 2013-2040 (2)	184,409	207,603	5.79
Fannie Mae 6.25% 2029	15,575	18,817	.17
Other securities		47,607	.44
		701,643	6.40

Mortgage-backed obligations (3) - 5.62%
Fannie Mae 0%-7.50% 2012-2047	421,366	431,791	3.94
Other securities		184,821	1.68
		616,612	5.62

Financials - 1.73%
JPMorgan Chase & Co. 2.60% 2016	6,000	5,828	.05
Goldman Sachs Group, Inc. 3.70% 2015	2,900	2,958	.03
Other securities		181,431	1.65
		190,217	1.73

Health care - 1.45%
Cardinal Health, Inc. 5.80% 2016	4,500	5,055	.05
Other securities		153,809	1.40
		158,864	1.45

Consumer discretionary - 1.00%
Comcast Corp. 6.45%-6.95% 2037	6,875	7,691	.07
Other securities		102,161	.93
		109,852	1.00

Telecommunication services - 0.96%
American Tower Corp. 4.625% 2015	3,875	4,052	.04
Other securities		100,792	.92
		104,844	.96

Other - 3.62%
Other securities		397,084	3.62

Total bonds, notes & other debt instruments (cost: $2,182,605,000)		2,279,116	20.78

	Principal		Percent
	amount	Value	of net
Short-term securities - 3.49%	(000)	(000)	assets

Federal Home Loan Bank 0.16%-0.17% due 1/28-2/4/2011	77,136	77,123	.70
U.S. Treasury Bill 0.132% due 3/17/2011	48,800	48,790	.45
Johnson & Johnson 0.22% due 1/20/2011 (4)	30,400	30,396	.28
JPMorgan Chase & Co. 0.20% due 2/7/2011	28,700	28,694	.26
Fannie Mae 0.24%-0.31% due 1/5-2/1/2011	25,500	25,496	.23
Other securities		172,286	1.57

Total short-term securities (cost: $382,778,000)		382,785	3.49

Total investment securities (cost: $9,227,168,000)		11,070,039	100.93
Other assets less liabilities		(101,809)	(.93)

Net assets		$10,968,230	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $48,000, which represented less than .01% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

"Miscellaneous" and "Other securities" include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $11,303,000, which represented .10% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Index-linked bond whose principal amount moves with a government retail price index.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $405,761,000, which represented 3.70% of the net assets of the fund.

See Notes to Financial Statements

Bond Fund
Summary investment portfolio, December 31, 2010

Largest holdings (by issuer)	Percent of net assets
U.S. Treasury	27.83%
Fannie Mae	23.84
Freddie Mac	4.57
Government National Mortgage Assn.	2.40
Federal Home Loan Bank	1.32
Polish Government	.98
South Korean Government	.84
United Mexican States Government	.53
Canadian Government	.48
Malaysian Government	.47

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 93.22%	(000)	(000)	assets

Bonds & notes of U.S. government & government agencies - 32.48%
U.S. Treasury:
0.875% 2011	$ 123,500	$ 123,787
0.875% 2011	104,250	104,427
4.875% 2011	91,250	92,637
1.00% 2012	274,490	276,617
1.00% 2012	122,750	123,757
4.50% 2012	60,000	63,098
4.875% 2012	50,000	52,511
1.125% 2013	328,098	330,827
2.00% 2013	94,375	97,173
2.375% 2016	75,000	75,967
5.125% 2016	52,500	60,504
7.50% 2016	50,000	64,285
8.75% 2017	75,000	103,014
4.00% 2018	70,000	75,871
3.125% 2019	47,262	47,770
8.75% 2020	40,000	58,453
6.875% 2025	65,000	86,917
4.25% 2039	172,286	169,778
3.875% 2040	43,500	40,073
4.625% 2040	132,000	138,325
1.375%-8.875% 2011-2039 (1)	512,213	553,725	27.83%
Freddie Mac:
2.125% 2012	50,000	51,217
5.75% 2012	40,000	42,214
1.625%-5.25% 2011-2014	75,250	77,291	1.74
Federal Home Loan Bank:
1.75% 2012	44,000	44,825
2.25%-5.375% 2012-2016	80,000	85,329	1.32
Fannie Mae 1.00%-5.50% 2011-2014	42,950	43,724.44
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.553%-2.20% 2012 (2)	27,000	27,351.28
Other securities		85,728.87
		3,197,195	32.48

Mortgage-backed obligations (3) - 30.99%
Fannie Mae:
3.50% 2025	181,610	183,341
3.50% 2025	60,250	60,824
3.50% 2025	40,329	40,714
4.00% 2025	63,346	65,504
3.50% 2026	207,500	208,991
3.50% 2026	75,000	75,715
3.50% 2026	60,750	61,329
5.50% 2038	44,141	47,269
6.00% 2038	57,251	62,307
6.00% 2038	43,822	47,551
5.00% 2039	38,050	40,036
4.50% 2040	181,888	186,930
4.50% 2040	122,479	125,874
4.50% 2040	41,107	42,247
4.00% 2041	50,000	49,750
3.146%-9.893% 2011-2042 (2)	953,152	1,005,139	23.40
Freddie Mac:
4.00% 2025	85,444	88,048
4.50% 2025	39,965	41,826
0%-5.704% 2025-2040 (2)	144,176	148,463	2.83
Government National Mortgage Assn.:
4.00% 2041	189,370	190,701
3.50%-4.50% 2025-2040 (4)	46,010	45,335	2.40
Other securities		231,866	2.36
		3,049,760	30.99

Bonds & notes of governments & government agencies outside the U.S. - 7.24%
Canadian Government 2.00% 2014	C$ 45,245	45,244.46
Polish Government 6.375% 2019	$ 34,385	38,690.39
Other securities		628,489	6.39
		712,423	7.24

Financials - 6.17%
JPMorgan Chase & Co. 2.60%-4.25% 2015-2020	27,315	27,269.28
Other securities		579,968	5.89
		607,237	6.17

Other - 16.34%
Other securities		1,608,750	16.34

Total bonds, notes & other debt instruments (cost: $8,975,458,000)		9,175,365	93.22

			Percent
		Value	of net
Preferred stocks - 0.44%		(000)	assets

Financials - 0.43%
Other securities		42,671.43

Miscellaneous - 0.01%
Other preferred stocks in initial period of acquisition		428.01

Total preferred stocks (cost: $37,210,000)		43,099.44

			Percent
		Value	of net
Common stocks - 0.01%		(000)	assets

Consumer discretionary - 0.01%
Other securities		862.01

Miscellaneous - 0.00%
Other common stocks in initial period of acquisition		58.00

Total common stocks (cost: $1,078,000)		920.01

			Percent
		Value	of net
Rights & warrants - 0.00%		(000)	assets

Miscellaneous - 0.00%
Other rights & warrants in initial period of acquisition		86.00

Total rights & warrants (cost: $5,038,000)		86.00

	Principal		Percent
	amount	Value	of net
Short-term securities - 8.16%	(000)	(000)	assets

Freddie Mac 0.16%-0.265% due 1/4-4/19/2011	$ 131,200	131,177	1.33
Procter & Gamble Co. 0.22% due 1/4-2/8/2011 (5)	73,500	73,490
Procter & Gamble International Funding S.C.A. 0.15% due 1/6/2011 (5)	15,900	15,900.91
Coca-Cola Co. 0.20%-0.25% due 1/11-4/5/2011 (5)	74,100	74,072.75
Federal Home Loan Bank 0.17%-0.29% due 2/14-11/14/2011	67,398	67,333.68
Straight-A Funding LLC 0.25% due 2/2-2/16/2011 (5)	62,900	62,881.64
Jupiter Securitization Co., LLC 0.23%-0.25% due 1/18-1/27/2011 (5)	51,700	51,691.53
U.S. Treasury Bills 0.155%-0.17% due 2/24-4/14/2011	48,750	48,739.50
Fannie Mae 0.14%-0.18% due 2/9-4/26/2011	37,900	37,891.39
Other securities		239,549	2.43

Total short-term securities (cost: $802,702,000)		802,723	8.16

Total investment securities (cost: $9,821,486,000)		10,022,193	101.83
Other assets less liabilities		(180,039)	(1.83)

Net assets		$9,842,154	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $10,433,000, which represented .11% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Coupon rate may change periodically.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $31,861,000, which represented .32% of the net assets of the fund.

(5) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,224,840,000, which represented 12.44% of the net assets of the fund.

Key to symbol

C$ = Canadian dollars

See Notes to Financial Statements

Global Bond Fund
Summary investment portfolio, December 31, 2010

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 92.17%	(000)	(000)	assets

Euros - 20.44%
German Government:
4.50% 2013	€ 7,125	US$ 10,208
Series 4, 3.75% 2015	12,125	17,534
Series 6, 4.00% 2016	8,235	12,073
Series 6, 3.75% 2017	10,040	14,524
4.25% 2017	11,400	16,922
Series 7, 4.00% 2018	14,295	20,898
Series 8, 4.25% 2018	9,775	14,463
3.75% 2019	10,225	14,635
2.25% 2020	12,005	15,170
3.25%-6.25% 2012-2030	8,610	13,556	8.23%
Italian Government:
4.50% 2019	16,450	21,955
3.00%-5.00% 2013- 2034	14,370	18,909	2.24
Netherlands Government Eurobond:
4.50% 2017	7,815	11,631
4.25%-5.50% 2013-2028	8,940	13,802	1.40
Irish Government 4.00%-5.90% 2013-2020	22,050	24,969	1.37
French Government B.T.A.N. Eurobond 4.50% 2013	6,750	9,737.54
Canadian Government 3.50% 2020	4,000	5,560.31
Polish Government 5.875% 2014	1,550	2,247.12
Other securities		113,522	6.23
		372,315	20.44

Japanese yen - 6.44%
Japanese Government:
Series 231, 1.30% 2011	¥ 975,550	12,080
Series 248, 0.70% 2013	820,000	10,215
Series 269, 1.30% 2015	2,259,300	28,921
Series 284, 1.70% 2016	3,062,650	40,282
Series 21, 2.30% 2035	711,400	9,322
1.00%-2.40% 2012-2038	1,285,300	16,448	6.44
		117,268	6.44

Polish zloty - 4.44%
Polish Government:
Series 0414, 5.75% 2014	PLN 146,450	50,516
Series 1017, 5.25% 2017	91,865	30,340	4.44
		80,856	4.44

South Korean won - 4.21%
South Korean Government:
Series 1303, 5.25% 2013	KRW 19,893,710	18,220
Series 1309, 5.75% 2013	13,550,000	12,660
4.75% 2014	10,360,000	9,483
5.50% 2017	9,934,300	9,394
5.75% 2018	12,150,000	11,648
4.25%-5.00% 2014	16,840,000	15,274	4.21
		76,679	4.21

Malaysian ringgits - 2.93%
Malaysian Government:
Series 509, 3.21% 2013	MYR 42,250	13,737
Series 0207, 3.814% 2017	28,435	9,338
Series 0210, 4.012% 2017	47,405	15,660
3.702%-5.094% 2013-2018	44,155	14,660	2.93
		53,395	2.93

British pounds - 2.78%
United Kingdom 2.75%-6.00% 2011-2046	£ 29,005	47,599	2.61
Other securities		2,990.17
		50,589	2.78

Canadian dollars - 2.01%
Canadian Government:
2.00% 2014	C$ 9,815	9,815
4.25%-5.25% 2012-2018	8,090	8,765	1.02
Other securities		18,033.99
		36,613	2.01

Turkish liras - 1.40%
Turkey (Republic of) 0%-11.00% 2011-2014 (1)	TRY 37,965	25,444	1.40

Swedish kronor - 1.38%
Swedish Government, Series 1049, 4.00%-6.75% 2012-2015 (2)	SKr 120,010	19,281	1.06
Other securities		5,948.32
		25,229	1.38

Mexican pesos - 1.34%
United Mexican States Government:
Series M10, 7.75% 2017	MXN 112,900	9,738
7.25%-10.00% 2012-2036	161,300	14,598	1.34
		24,336	1.34

Singapore dollars - 1.22%
Singapore (Republic of):
3.75% 2016	S$ 19,415	16,718
3.50% 2012	6,750	5,524	1.22
		22,242	1.22

Israeli shekels - 1.19%
Israeli Government:
Series 0313, 5.00% 2013	ILS 38,250	11,214
4.50%-5.50% 2015-2017	34,950	10,478	1.19
		21,692	1.19

Australian dollars - 0.85%
Queensland Treasury Corp., Series 15, 6.00% 2015	A$ 12,000	12,422.68
Other securities		3,112.17
		15,534.85

U.S. dollars - 39.06%
U.S. Treasury:
0.875% 2011	US$ 12,000	US$ 12,020
0.875% 2011	9,750	9,773
1.00% 2012	15,043	15,159
1.125% 2013	10,070	10,154
2.75% 2013	9,000	9,462
3.25% 2016	13,500	14,145
5.125% 2016	16,500	19,016
8.875% 2017	16,000	22,232
3.875% 2040	10,500	9,673
4.625% 2040	18,250	19,125
0.75%-7.50% 2011-2039 (1)	81,798	85,695	12.43
Fannie Mae:
4.50% 2040 (2)	28,889	29,690
3.50%-6.50% 2024-2040 (2) (3)	77,580	80,016	6.02
Government National Mortgage Assn. 4.00% 2041 (2)	14,100	14,199.78
Freddie Mac 0%-6.50% 2025-2039 (2) (3)	7,951	8,464.46
Polish Government 6.375% 2019	4,415	4,968.27
Turkey (Republic of) 5.625%-6.75% 2018-2021	2,030	2,173.12
United Mexican States Government Global 5.95% 2019	1,660	1,859.10
South Korean Government 5.75% 2014	700	766.04
Israeli Government 5.125% 2019	500	538.03
Other securities		342,538	18.81
		711,665	39.06

Other currencies - 2.48%
Other securities		45,263	2.48

Total bonds, notes & other debt instruments (cost: $1,623,480,000)		1,679,120	92.17

Preferred stocks - 0.12%

U.S. dollars - 0.12%
Other securities		2,177.12

Total preferred stocks (cost: $1,847,000)		2,177.12

Common stocks - 0.01%

U.S. dollars - 0.01%
Other securities		193.01

Total common stocks (cost: $127,000)		193.01

Rights & warrants - 0.00%

U.S. dollars - 0.00%
Other securities		8.00

Total rights & warrants (cost: $30,000)		8.00

	Principal
	amount
Short-term securities - 7.14%	(000)

Freddie Mac 0.24% due 7/26-7/27/2011	US$ 45,200	45,137	2.48
Straight-A Funding LLC 0.25% due 1/7/2011 (4)	21,000	20,999	1.15
Norwegian Government 0% due 3/16/2011	NKr 102,400	17,485.96
U.S. Treasury Bills 0.152%-0.188% due 5/5/2011	US$ 16,150	16,142.89
Federal Home Loan Bank 0.20% due 4/26/2011	14,500	14,492.79
General Electric Capital Corp. 0.15% due 1/3/2011	10,900	10,900.60
Turkey (Republic of) 0% due 7/20/2011	TRY 2,000	1,253.07
Other securities		3,588.20

Total short-term securities (cost: $128,917,000)		129,996	7.14

Total investment securities (cost: $1,754,401,000)		1,811,494	99.44
Other assets less liabilities		10,280.56

Net assets		US$ 1,821,774	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $872,000, which represented .05% of the net assets of the fund. One of these securities (with a value of less than $1,000) may be subject to legal or contractual restrictions on sale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Coupon rate may change periodically.
(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $118,452,000, which represented 6.50% of the net assets of the fund.

See Notes to Financial Statements

High-Income Bond Fund
Summary investment portfolio, December 31, 2010

Largest holdings (by issuer)	Percent of net assets
First Data	3.24%
Univision Communications	2.98
CIT Group	2.60
Sprint Nextel	2.24
Freescale Semiconductor	2.20
NXP	2.19
Nielsen Co.	1.90
Allison Transmission	1.70
Realogy	1.60
MGM Resorts International	1.43

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 88.41%	(000)	(000)	assets

Consumer discretionary - 21.95%
Univision Communications Inc.:
10.50% 2015 (1) (2) (3)	$ 32,235	$ 33,853
Term Loan, 4.511% 2017 (2) (4) (5)	15,624	14,889
8.50%-12.00% 2014-2021 (1)	8,620	8,961	2.98%
Allison Transmission Holdings, Inc.:
11.25% 2015 (1) (2) (3)	15,196	16,640
Term Loan B, 3.02% 2014 (2) (4) (5)	7,886	7,738
11.00% 2015 (1)	7,810	8,552	1.70
MGM Resorts International 5.875%-13.00% 2012-2020 (1)	26,590	27,543	1.43
Virgin Media Finance PLC:
9.125% 2016	9,175	9,817
8.375%-9.50% 2016-2019 (1)	9,535	10,741
Virgin Media Secured Finance PLC 6.50% 2018	1,425	1,507	1.14
Cinemark USA, Inc. 8.625% 2019	10,100	10,984.57
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	7,900	8,690.45
Other securities		264,513	13.68
		424,428	21.95

Financials - 13.22%
CIT Group Inc.:
Series A, 7.00% 2014	15,315	15,506
Series A, 7.00% 2015	14,338	14,410
Term Loan 3, 6.25% 2015 (2) (4) (5)	3,730	3,814
7.00% 2013-2016	14,477	14,701	2.51
Realogy Corp.:
Term Loan B, 3.286% 2013 (2) (4) (5)	9,887	9,321
Second Lien Term Loan A, 13.50% 2017 (4) (5)	15,540	17,065
Term Loan DD, 3.286% 2013 (2) (4) (5)	3,574	3,370
Letter of Credit, 3.297% 2013 (2) (4) (5)	1,348	1,271	1.60
Liberty Mutual Group Inc.:
Series A, 7.80% 2087 (1) (2)	9,500	9,453
6.50%-10.75% 2035-2088 (1) (2)	13,449	14,476	1.24
American General Finance Corp., Series I, 5.85% 2013	1,500	1,369
International Lease Finance Corp. 5.00%-8.625% 2011-2015 (1)	21,070	21,589	1.19
National City Preferred Capital Trust I 12.00% (undated) (2)	7,762	8,752.45
Developers Diversified Realty Corp. 9.625% 2016	7,225	8,583.44
Other securities		111,908	5.79
		255,588	13.22

Industrials - 11.38%
Nielsen Finance LLC and Nielsen Finance Co.:
0%/12.50% 2016 (6)	18,585	19,607
11.50% 2016	7,780	9,025
7.75%-11.625% 2014-2018 (1)	7,225	8,032	1.90
Hawker Beechcraft Acquisition Co., LLC:
Term Loan B, 2.303% 2014 (2) (4) (5)	12,542	11,031
Letter of Credit, 2.203% 2014 (2) (4) (5)	750	659
Term Loan B, 10.50% 2014 (2) (4) (5)	1,555	1,560
8.50%-8.875% 2015 (2) (3)	10,383	7,896	1.09
Nortek, Inc. 11.00% 2013	10,381	11,107.57
TransDigm Inc. 7.75% 2018 (1)	10,530	10,951.57
DAE Aviation Holdings, Inc. 11.25% 2015 (1)	8,871	9,226.48
ARAMARK Corp. 8.50% 2015	8,600	9,030.47
Associated Materials, LLC 9.125% 2017 (1)	8,495	8,899.46
Other securities		113,016	5.84
		220,039	11.38

Telecommunication services - 9.96%
Nextel Communications, Inc.:
Series F, 5.95% 2014	13,345	13,178
Series D, 7.375% 2015	20,955	21,086
Series E, 6.875% 2013	3,565	3,592
Sprint Capital Corp. 8.375% 2012	4,625	4,914	2.21
Cricket Communications, Inc.:
7.75% 2016	12,030	12,541
7.75%-10.00% 2015-2020 (1)	7,750	7,826	1.05
Clearwire Communications and Clearwire Finance, Inc.:
12.00% 2015 (1)	12,340	13,358
12.00 2015-2017 (1)	6,520	6,905	1.05
Wind Acquisition SA:
11.75% 2017 (1)	13,030	14,756
7.25% 2018 (1)	950	969
7.375% 2018	€ 3,075	4,140	1.03
LightSquared, Term Loan B, 12.00% 2014 (3) (4) (5)	$ 12,910	11,915.62
Vodafone Group PLC, Term Loan, 6.875% 2015 (3) (4) (5) (7)	9,530	9,768.50
Other securities		67,610	3.50
		192,558	9.96

Information technology - 9.73%
First Data Corp.:
8.25% 2021 (1)	11,290	10,895
12.625% 2021 (1)	22,610	21,706
8.75% 2022 (1) (2) (3)	11,317	11,006
Term Loan B2, 3.011% 2014 (2) (4) (5)	7,846	7,269
8.875%-11.25% 2015-2020 (1) (3)	12,100	11,736	3.24
Freescale Semiconductor, Inc.:
9.125% 2014 (2) (3)	10,001	10,501
10.125% 2016	10,733	11,350
9.25% 2018 (1)	7,750	8,564
Term Loan, 4.508% 2016 (2) (4) (5)	406	393
8.875%-10.125% 2014-2018 (1)	10,725	11,701	2.20
NXP BV and NXP Funding LLC:
9.50% 2015	13,395	14,366
9.75% 2018 (1)	15,520	17,538
3.039%-10.00% 2013-2014 (2) (8)	2,492	2,676
3.735%-8.625% 2013-2015 (2)	€ 5,747	7,732	2.19
Other securities		40,658	2.10
		188,091	9.73

Health care - 7.70%
HCA Inc.:
7.75% 2021 (1)	$ 15,360	15,398
Term Loans, 2.553%-3.553% 2013-2017 (2) (4) (5)	2,056	2,053
6.375%-9.625% 2014-2016 (2) (3)	7,229	7,426	1.29
Elan Finance PLC and Elan Finance Corp.:
8.75% 2016	9,910	10,009
8.75%-8.875% 2013-2016 (1)	9,280	9,436	1.00
VWR Funding, Inc., Series B, 10.25% 2015 (2) (3)	15,402	16,250.84
PTS Acquisition Corp. 9.50% 2015 (2) (3)	14,540	14,758.76
Bausch & Lomb Inc. 9.875% 2015	11,855	12,744.66
Tenet Healthcare Corp. 7.375% 2013	10,335	10,645.55
Other securities		50,285	2.60
		149,004	7.70

Materials - 4.39%
Georgia Gulf Corp.:
9.00% 2017 (1)	13,205	14,393
10.75% 2016	1,500	1,598.83
Other securities		68,956	3.56
		84,947	4.39

Utilities - 3.85%
Edison Mission Energy 7.00%-7.75% 2013-2027	25,025	20,167
Midwest Generation, LLC, Series B, 8.56% 2016 (4)	6,612	6,695	1.39
Intergen Power 9.00% 2017 (1)	8,775	9,345.48
Other securities		38,338	1.98
		74,545	3.85

Energy - 2.67%
Petroplus Finance Ltd. 6.75% 2014 (1)	10,380	9,602.49
Other securities		42,090	2.18
		51,692	2.67

Other - 3.56%
Other securities		68,760	3.56

Total bonds, notes & other debt instruments (cost: $1,592,385,000)		1,709,652	88.41

	Principal		Percent
	amount	Value	of net
Convertible securities - 0.83%	(000)	(000)	assets

Telecommunication services - 0.02%
Clearwire Corp. 8.25% convertible notes 2040 (1)	$ 379	387.02

Other - 0.81%
Other securities		15,731.81

Total convertible securities (cost: $14,006,000)		16,118.83

			Percent
		Value	of net
Preferred stocks - 2.21%		(000)	assets

Other - 2.21%
Other securities		42,632	2.21

Total preferred stocks (cost: $35,931,000)		42,632	2.21

			Percent
		Value	of net
Common stocks - 1.21%	Shares	(000)	assets

Financials - 0.47%
CIT Group Inc. (9)	37,755	1,778.09
Other securities		7,299.38
		9,077.47

Materials - 0.24%
Georgia Gulf Corp. (9)	192,797	4,639.24

Telecommunication services - 0.10%
Sprint Nextel Corp., Series 1 (9)	127,382	539.03
Other securities		1,466.07
		2,005.10

Other - 0.40%
Other securities		7,708.40

Total common stocks (cost: $17,639,000)		23,429	1.21

			Percent
		Value	of net
Rights & warrants - 0.02%		(000)	assets

Other - 0.02%
Other securities		379.02

Total rights & warrants (cost: $4,982,000)		379.02

	Principal		Percent
	amount	Value	of net
Short-term securities - 5.71%	(000)	(000)	assets

Freddie Mac 0.14%-0.265% due 1/19-2/22/2011	$ 50,616	50,607	2.62
General Electric Capital Corp. 0.15% due 1/3/2011	29,300	29,300	1.51
Federal Home Loan Bank 0.16% due 4/1/2011	10,500	10,496.54
Jupiter Securitization Co., LLC 0.23% due 1/27/2011 (1)	10,000	9,998.52
PepsiCo Inc. 0.17% due 2/24/2011 (1)	10,000	9,997.52

Total short-term securities (cost: $110,397,000)		110,398	5.71

Total investment securities (cost: $1,775,340,000)		1,902,608	98.39
Other assets less liabilities		31,128	1.61

Net assets		$1,933,736	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $600,333,000, which represented 31.05% of the net assets of the fund.

(2) Coupon rate may change periodically.
(3) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in "Other securities," was $142,470,000, which represented 7.37% of the net assets of the fund.

(6) Step bond; coupon rate will increase at a later date.
(7) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $16,475,000, which represented .85% of the net assets of the fund.

(8) Acquired in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 7/17/2009 at a cost of $1,107,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities," was $4,730,000, which represented .24% of the net assets of the fund.

(9) Security did not produce income during the last 12 months.

Key to symbol
€ = Euros

See Notes to Financial Statements

U.S. Government/AAA-Rated Securities Fund
Summary investment portfolio, December 31, 2010

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 88.69%	(000)	(000)	assets
Mortgage-backed obligations - 39.72%
Federal agency mortgage-backed obligations (1)- 39.43%
Fannie Mae:
3.50% 2025	$56,750	$57,291
4.00% 2025	28,135	29,093
3.00% 2026	57,081	55,895
3.00% 2026	27,000	26,477
3.50% 2026	54,500	54,892
6.00% 2038	52,448	57,081
2.605% 2040 (2)	30,250	30,632
4.00% 2040	36,225	36,084
4.50% 2040	66,039	67,869
4.50% 2040	39,451	40,544
0%-11.71% 2018-2047 (2)	387,410	394,096	24.45%
Government National Mortgage Assn.:
4.00% 2040	48,739	49,196
4.00% 2041	23,235	23,377
4.50% 2041	23,375	24,273
3.50%-6.50% 2024-2058 (2)	202,901	212,935	8.91
Freddie Mac:
3.50% 2025	26,000	26,203
4.00% 2025	23,469	24,184
0%-6.00% 2014-2040 (2)	134,083	140,696	5.50
Other securities		20,024.57
		1,370,842	39.43

Commercial mortgage-backed securities (1) - 0.29%
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	6,750	7,161.21
Other securities		2,930.08
		10,091.29

Total mortgage-backed obligations		1,380,933	39.72

U.S. Treasury bonds & notes - 36.27%
U.S. Treasury:
0.875% 2011	49,000	49,114
4.875% 2011	48,250	48,983
0.625% 2012	62,250	62,442
0.875% 2012	38,200	38,416
1.00% 2012	44,250	44,613
1.125% 2013	26,483	26,703
3.125% 2013	83,175	88,253
1.75% 2014	38,500	39,312
2.625% 2014	57,250	59,918
1.625% 2015 (3)	29,751	31,747
3.50% 2018	25,500	26,832
3.375% 2019	53,000	54,116
8.125% 2019	39,470	55,008
3.50% 2020	40,100	41,084
3.625% 2020	87,000	90,307
3.875% 2040	71,250	65,637
4.375% 2040	44,000	44,219
4.625% 2040	126,410	132,467
0%-8.875% 2011-2039 (3)	246,333	261,813	36.27
		1,260,984	36.27

Federal agency bonds & notes - 12.37%
Federal Home Loan Bank:
0.875% 2012	51,200	51,544
1.75% 2012	29,300	29,849
1.875% 2013	24,250	24,804
3.625% 2013	58,750	62,824
5.50% 2014	31,410	35,852
1.125%-2.375% 2012-2014	19,000	19,327	6.45
Freddie Mac:
2.125% 2012	54,000	55,314
2.50% 2014	4,000	4,146	1.71
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.125%-3.125% 2011-2012	29,550	30,302.87
Fannie Mae 6.125% 2012	10,000	10,679.31
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 2.625% 2014	5,000	5,201.15
Other securities		100,181	2.88
		430,023	12.37

Other - 0.33%
Other securities		11,793.33

Total bonds, notes & other debt instruments (cost: $3,051,509,000)		3,083,733	88.69

	Principal		Percent
	amount	Value	of net
Short-term securities - 15.94%	(000)	(000)	assets

Private Export Funding Corp. 0.21%-0.25% due 2/14-3/7/2011 (4)	$82,500	$82,470	2.37
Coca-Cola Co. 0.21% due 2/11/2011 (4)	66,300	66,284	1.91
Google, Inc. 0.18%-0.26% due 1/10-3/21/2011 (4)	56,900	56,876	1.64
Federal Home Loan Bank 0.17%-0.22% due 2/14-3/23/2011	54,000	53,988	1.55
Abbott Laboratories 0.16%-0.18% due 1/19-1/20/2011 (4)	42,800	42,797	1.23
Straight-A Funding LLC 0.22%-0.25% due 2/1-2/16/2011 (4)	40,700	40,689	1.17
Johnson & Johnson 0.15% due 1/3/2011 (4)	38,100	38,100	1.10
Federal Farm Credit Banks 0.20%-0.23% due 4/5-8/11/2011	35,000	34,963	1.01
Medtronic Inc. 0.20% due 2/18/2011 (4)	30,000	29,989.86
Variable Funding Capital Company LLC 0.25% due 1/18/2011 (4)	27,500	27,496.79
Procter & Gamble International Funding S.C.A. 0.15% due 1/6/2011 (4)	24,100	24,099.69
JPMorgan Chase & Co. 0.20% due 2/14/2011	20,000	19,995.57
Other securities		36,496	1.05

Total short-term securities (cost: $554,243,000)		554,242	15.94

Total investment securities (cost: $3,605,752,000)		3,637,975	104.63
Other assets less liabilities		(161,056)	(4.63)

Net assets		$3,476,919	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $776,000, which represented .02% of the net assets of the fund) was valued under fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(2) Coupon rate may change periodically.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $424,477,000, which represented 12.21% of the net assets of the fund.

See Notes to Financial Statements

Cash Management Fund
Investment portfolio, December 31, 2010

	Principal		Percent
	amount	Value	of net
Short-term securities - 99.76%	(000)	(000)	assets

Commercial paper - 35.70%
KfW 0.21% due 1/13/2011 (1)	$20,700	$20,698	3.35%
Network Rail Infrastructure Finance PLC 0.22% due 1/24/2011	20,100	20,097	3.25
Svenska Handelsbanken Inc. 0.26% due 1/7/2011	19,400	19,399	3.14
American Honda Finance Corp. 0.22% due 2/3/2011	17,100	17,096	2.76
Variable Funding Capital Company LLC 0.25% due 1/18/2011 (1)	16,300	16,298	2.64
Jupiter Securitization Co., LLC 0.25% due 1/3/2011 (1)	15,600	15,600	2.52
Barton Capital LLC 0.25% due 1/7/2011 (1)	15,600	15,599	2.52
Procter & Gamble Co. 0.19% due 1/26/2011 (1)	15,300	15,298	2.47
Nordea North America, Inc. 0.23% due 1/7/2011	15,100	15,099	2.44
European Investment Bank 0.23% due 2/23/2011	14,700	14,694	2.38
Straight-A Funding LLC 0.20% due 1/19/2011 (1)	13,600	13,599	2.20
Coca-Cola Co. 0.21% due 2/11/2011 (1)	11,900	11,897	1.92
Bank of Nova Scotia 0.20% due 1/12/2011	10,100	10,099	1.63
John Deere Credit Ltd. 0.24% due 1/21/2011 (1)	9,500	9,499	1.54
General Electric Capital Corp. 0.15% due 1/3/2011	5,800	5,800	.94
		220,772	35.70

U.S. Treasuries - 34.76%
U.S. Treasury Bills 0.12%-0.211% due 1/6-8/25/2011	215,000	214,944	34.76

Federal agency discount notes - 26.07%
Freddie Mac 0.145%-0.19% due 1/4-2/25/2011	134,900	134,884	21.81
Federal Home Loan Bank 0.16% due 1/26-2/23/2011	16,310	16,308	2.64
Fannie Mae 0.14% due 1/18/2011	10,000	9,999	1.62
		161,191	26.07

Certificates of deposit - 3.23%
Bank of Montreal 0.23% due 1/5/2011	20,000	20,000	3.23

Total investment securities (cost: $616,894,000)		616,907	99.76
Other assets less liabilities		1,507	.24

Net assets		$618,414	100.00%

(1) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $118,488,000, which represented 19.16% of the net assets of the fund.

See Notes to Financial Statements

Financial Statements

Statements of assets and liabilities at December 31, 2010

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$247,289	$5,540,646	$3,840,578	$27,534,116	$10,153,442	$2,509,111	$4,349,429	$2,290,274
Affiliated issuers	-	-	158,847	691,658	-	-	-	8,440
Cash denominated in currencies other than U.S. dollars	-	-	15,167	-	-	17	-	45
Cash	354	75	67	816	145	51	239	99
Unrealized appreciation on open forward currency contracts	-	-	-	-	-	-	-	-
Receivables for:
Sales of investments	-	-	3,322	15,259	584	-	2,345	-
Sales of fund's shares	83	1,606	2,065	8,954	18,185	3,150	2,350	205
Closed forward currency contracts	-	-	-	-	-	-	-	-
Dividends and interest	215	5,168	4,308	18,186	15,417	5,257	6,097	4,261
Other assets	-	-	47	-	-	-	-	-
	247,941	5,547,495	4,024,401	28,268,989	10,187,773	2,517,586	4,360,460	2,303,324
Liabilities:
Unrealized depreciation on open forward currency contracts	-	-	-	-	-	-	-	-
Payables for:
Purchases of investments	125	138	7,386	18,184	82	1,282	1,873	16
Repurchases of fund's shares	87	9,057	6,599	97,791	15,144	612	4,899	788
Closed forward currency contracts	-	-	-	-	-	-	-	-
Investment advisory services	120	2,436	2,347	7,582	4,183	1,527	1,510	1,127
Distribution services	45	905	669	4,225	1,401	363	771	446
Trustees' deferred compensation	1	18	11	281	130	5	12	4
Non-U.S. taxes	-	159	390	2,204	626	291	-	-
Other	3	62	74	138	251	82	15	25
	381	12,775	17,476	130,405	21,817	4,162	9,080	2,406
Net assets at December 31, 2010 (total: $112,379,565)	$247,560	$5,534,720	$4,006,925	$28,138,584	$10,165,956	$2,513,424	$4,351,380	$2,300,918
Investment securities, at cost:
Unaffiliated issuers	$215,595	$4,151,034	$2,961,712	$19,925,638	$8,074,010	$1,826,309	$3,669,099	$1,918,141
Affiliated issuers	$-	$-	$123,333	$600,020	$-	$-	$-	$15,878
Cash denominated in currencies other than U.S. dollars, at cost	$-	$-	$15,009	$-	$-	$17	$-	$45
Net assets consist of:
Capital paid in on shares of beneficial interest	$241,622	$5,006,039	$3,530,813	$25,220,240	$9,404,503	$1,956,043	$4,399,198	$2,579,501
Undistributed (distributions in excess of) net investment income	186	1,357	(12,078)	55,582	(29,678)	(3,254)	12,808	2,066
(Accumulated) undistributed net realized (loss) gain	(25,949)	(862,312)	(426,036)	(4,835,355)	(1,288,525)	(121,928)	(740,956)	(645,408)
Net unrealized appreciation	31,701	1,389,636	914,226	7,698,117	2,079,656	682,563	680,330	364,759
Net assets at December 31, 2010	$247,560	$5,534,720	$4,006,925	$28,138,584	$10,165,956	$2,513,424	$4,351,380	$2,300,918

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized:

Class 1:
Net assets (total: $37,271,482)	$30,695	$1,226,486	$817,805	$8,011,451	$3,490,080	$774,616	$674,632	$170,752
Shares outstanding	2,500	56,758	37,744	146,253	193,407	33,280	72,901	17,145
Net asset value per share	$12.28	$21.61	$21.67	$54.78	$18.05	$23.28	$9.25	$9.96
Class 2:
Net assets (total: $74,500,922)	$216,865	$4,308,234	$3,189,120	$19,895,568	$6,615,162	$1,738,808	$3,676,748	$2,130,166
Shares outstanding	17,742	200,596	149,385	366,096	367,942	75,309	400,366	214,370
Net asset value per share	$12.22	$21.48	$21.35	$54.35	$17.98	$23.09	$9.18	$9.94
Class 3:
Net assets (total: $607,161)	-	-	-	$231,565	$60,714	-	-	-
Shares outstanding	-	-	-	4,224	3,363	-	-	-
Net asset value per share	-	-	-	$54.82	$18.05	-	-	-

(*)Amount less than one thousand.

See Notes to Financial Statements

Statements of assets and liabilities at December 31, 2010						(dollars and shares in thousands, except per-share amounts)

	Growth-Income Fund	International Growth and Income Fund		Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/AAA-Rated Securities Fund	Cash Management Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$26,253,387	$211,668		$11,070,039	$10,022,193	$1,811,494	$1,902,608	$3,637,975	$616,907
Affiliated issuers	-	-		-	-	-	-	-	-
Cash denominated in currencies other than U.S. dollars	-	5		-	-	-	-	-	-
Cash	139	102		525	2,360	114	771	120	108
Unrealized appreciation on open forward currency contracts	-	-		-	1,266	2,997	1	-	-
Receivables for:
Sales of investments	108	-		306	257,945	2,491	436	74,450	-
Sales of fund's shares	16,748	265		11,150	73,782	3,284	2,172	4,551	1,763
Closed forward currency contracts	-	-		-	-	33	-	-	-
Dividends and interest	30,936	338		34,376	78,544	25,092	31,443	17,422	8
Other assets	-	-		-	-	-	-	-	-
	26,301,318	212,378		11,116,396	10,436,090	1,845,505	1,937,431	3,734,518	618,786
Liabilities:
Unrealized depreciation on open forward currency contracts	-	5		-	2,124	1,783	144	-	-
Payables for:
Purchases of investments	3,396	124		136,886	554,675	19,845	1,510	254,956	-
Repurchases of fund's shares	41,258	-		7,208	32,823	789	726	1,209	67
Closed forward currency contracts	-	-		-	138	148	-	-	-
Investment advisory services	5,856	122		2,726	3,016	817	748	973	172
Distribution services	3,535	37		1,206	1,083	313	243	419	116
Trustees' deferred compensation	327	-	*	80	23	2	33	29	14
Non-U.S. taxes	-	42		-	-	-	-	-	-
Other	118	5		60	54	34	291	13	3
	54,490	335		148,166	593,936	23,731	3,695	257,599	372
Net assets at December 31, 2010 (total: $112,379,565)	$26,246,828	$212,043		$10,968,230	$9,842,154	$1,821,774	$1,933,736	$3,476,919	$618,414
Investment securities, at cost:
Unaffiliated issuers	$21,116,872	$188,311		$9,227,168	$9,821,486	$1,754,401	$1,775,340	$3,605,752	$616,894
Affiliated issuers	$-	$-		$-	$-	$-	$-	$-	$-
Cash denominated in currencies other than U.S. dollars, at cost	$-	$5		$-	$-	$-	$-	$-	$-
Net assets consist of:
Capital paid in on shares of beneficial interest	$25,184,205	$187,310		$10,192,609	$9,913,072	$1,749,282	$1,982,611	$3,346,749	$618,415
Undistributed (distributions in excess of) net investment income	73,310	(235)		43,508	48,000	8,271	22,697	9,697	(14)
(Accumulated) undistributed net realized (loss) gain	(4,147,542)	1,648		(1,110,790)	(318,868)	5,755	(198,696)	88,250	-
Net unrealized appreciation	5,136,855	23,320		1,842,903	199,950	58,466	127,124	32,223	13
Net assets at December 31, 2010	$26,246,828	$212,043		$10,968,230	$9,842,154	$1,821,774	$1,933,736	$3,476,919	$618,414

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized:

Class 1:
Net assets (total: $37,271,482)	$9,370,076	$32,147		$5,235,006	$4,768,242	$324,851	$769,228	$1,492,318	$83,097
Shares outstanding	271,869	2,108		321,551	446,932	27,481	68,702	118,488	7,296
Net asset value per share	$34.47	$15.25		$16.28	$10.67	$11.82	$11.20	$12.59	$11.39
Class 2:
Net assets (total: $74,500,922)	$16,668,161	$179,896		$5,689,531	$5,073,912	$1,496,923	$1,141,396	$1,958,544	$521,888
Shares outstanding	486,651	11,824		351,919	480,637	127,118	102,984	156,826	46,283
Net asset value per share	$34.25	$15.21		$16.17	$10.56	$11.78	$11.08	$12.49	$11.28
Class 3:
Net assets (total: $607,161)	$208,591	-		$43,693	-	-	$23,112	$26,057	$13,429
Shares outstanding	6,048	-		2,682	-	-	2,061	2,067	1,184
Net asset value per share	$34.49	-		$16.29	-	-	$11.22	$12.61	$11.34

(*)Amount less than one thousand.

See Notes to Financial Statements

Statements of operations for the year ended December 31, 2010

	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund		Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund		Global Growth and Income Fund
Investment income:
Income (net of non-U.S. taxes)(1) (2):
Dividends	$3,018		$105,384		$46,487		$340,987	$205,625	$40,841	$98,244		$59,970
Interest	284		1,347		3,452		2,392	2,515	13,213	482		6,570
	3,302		106,731		49,939		343,379	208,140	54,054	98,726		66,540
Fees and expenses(3):
Investment advisory services	1,295		26,876		24,432		82,059	45,915	15,648	16,226		12,484
Distribution services - Class 2	486		10,028		7,005		45,556	15,547	3,831	8,442		4,888
Distribution services - Class 3	-		-		-		397	110	-	-		-
Transfer agent services	-	(4)	-	(4)	-	(4)	1	- (4)	- (4)	-	(4)	- (4)
Reports to shareholders	8		311		191		1,562	530	111	195		107
Registration statement and prospectus	17		388		345		1,984	643	145	234		144
Trustees' compensation	2		42		27		219	82	16	31		17
Auditing and legal	9		44		53		157	73	27	23		17
Custodian	27		567		801		524	2,213	796	55		194
State and local taxes	2		48		32		240	86	19	36		20
Other	6		30		51		44	22	51	6		11
Total fees and expenses before waiver	1,852		38,334		32,937		132,743	65,221	20,644	25,248		17,882
Less waiver of fees and expenses:
Investment advisory services	-		-		-		-	-	-	-		-
Total fees and expenses after waiver	1,852		38,334		32,937		132,743	65,221	20,644	25,248		17,882
Net investment income (loss)	1,450		68,397		17,002		210,636	142,919	33,410	73,478		48,658
Net realized gain (loss) and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments(2)	5,276		106,660		196,126		20,054	(35,095)	41,078	95,436		(6,562)
Forward currency contracts	-		-		-		-	-	4	-		-
Currency transactions	(90)		432		194		(2,800)	(5,948)	(451)	-	(4)	460
	5,186		107,092		196,320		17,254	(41,043)	40,631	95,436		(6,102)
Net unrealized appreciation (depreciation) on:
Investments	15,155		407,891		509,929		4,271,792	587,576	284,298	306,280		196,764
Forward currency contracts			-		-		-	-	(26)	-		-
Currency translations	6		116		108		(25)	466	18	-		9
	15,161		408,007		510,037		4,271,767	588,042	284,290	306,280		196,773
Net realized gain (loss) and unrealized appreciation on investments, forward currency contracts and currency	20,347		515,099		706,357		4,289,021	546,999	324,921	401,716		190,671

Net increase (decrease) in net assets resulting from operations	$21,797		$583,496		$723,359		$4,499,657	$689,918	$358,331	$475,194		$239,329

(1)Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.
(2)Additional information related to affiliated transactions is included in the Notes to Financial Statements.
(3)Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
(4)Amount less than one thousand.

See Notes to Financial Statements

Statements of operations for the year ended December 31, 2010								(dollars in thousands)

	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund		High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund
Investment income:
Income (net of non-U.S. taxes)(1) (2):
Dividends	$489,514	$5,162	$144,132	$209	$21		$1,614	$-		$-
Interest	8,024	429	119,558	315,924	63,673		153,173	75,463		1,365
	497,538	5,591	263,690	316,133	63,694		154,787	75,463		1,365
Fees and expenses(3):
Investment advisory services	65,149	1,151	29,920	33,985	8,603		8,328	11,652		2,303
Distribution services - Class 2	39,415	346	13,566	12,410	3,382		2,713	4,491		1,519
Distribution services - Class 3	375	-	76	-	-		41	50		28
Transfer agent services	1	- (4)	1	1	-	(4)	- (4)	-	(4)	- (4)
Reports to shareholders	1,285	5	611	521	76		71	117		31
Registration statement and prospectus	1,771	8	498	472	90		103	110		32
Trustees' compensation	214	1	85	76	12		17	26		7
Auditing and legal	147	6	60	55	10		11	19		4
Custodian	360	44	99	257	277		9	8		2
State and local taxes	236	1	95	86	14		17	27		8
Other	44	11	24	23	14		11	5		1
Total fees and expenses before waiver	108,997	1,573	45,035	47,886	12,478		11,321	16,505		3,935
Less waiver of fees and expenses:
Investment advisory services	-	-	-	-	-		-	672		-
Total fees and expenses after waiver	108,997	1,573	45,035	47,886	12,478		11,321	15,833		3,935
Net investment income (loss)	388,541	4,018	218,655	268,247	51,216		143,466	59,630		(2,570)
Net realized gain (loss) and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments(2)	(965,486)	6,149	13,207	194,118	9,203		23,090	93,210		-
Forward currency contracts	-	(91)	-	27,088	5,735		(101)	-		-
Currency transactions	555	(81)	638	(2,494)	(1,696)		(38)	-		-
	(964,931)	5,977	13,845	218,712	13,242		22,951	93,210		-
Net unrealized appreciation (depreciation) on:
Investments	3,325,165	5,139	992,862	92,102	9,960		87,805	8,856		27
Forward currency contracts	-	(5)	-	(9,958)	3,138		(144)	-		-
Currency translations	189	9	54	191	208		2	-		-
	3,325,354	5,143	992,916	82,335	13,306		87,663	8,856		27
Net realized gain (loss) and unrealized appreciation on investments, forward currency contracts and currency	2,360,423	11,120	1,006,761	301,047	26,548		110,614	102,066		27

Net increase (decrease) in net assets resulting from operations	$2,748,964	$15,138	$1,225,416	$569,294	$77,764		$254,080	$161,696		$(2,543)

(1)Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.
(2)Additional information related to affiliated transactions is included in the Notes to Financial Statements.
(3)Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
(4)Amount less than one thousand.

See Notes to Financial Statements

Statements of changes in net assets

	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund		Growth Fund		International Fund
	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009

Operations:
Net investment income (loss)	$1,450	$707	$68,397	$61,212	$17,002	$10,576	$210,636	$151,308	$142,919	$120,342
Net realized gain (loss) on investments, forward currency contracts and currency transactions	5,186	(21,498)	107,092	(577,447)	196,320	(344,261)	17,254	(3,042,732)	(41,043)	(876,428)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	15,161	96,136	408,007	2,083,342	510,037	1,594,530	4,271,767	9,997,277	588,042	3,605,359
Net increase (decrease) in net assets resulting from operations	21,797	75,345	583,496	1,567,107	723,359	1,260,845	4,499,657	7,105,853	689,918	2,849,273
Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(216)	(203)	(19,112)	(14,409)	(12,806)	(2,295)	(69,058)	(48,554)	(72,483)	(42,244)
Class 2	(1,057)	(962)	(59,393)	(49,897)	(48,449)	(6,036)	(130,885)	(101,700)	(127,233)	(83,779)
Class 3	-	-	-	-	-	-	(1,652)	(1,414)	(1,222)	(933)
Total dividends from net investment income	(1,273)	(1,165)	(78,505)	(64,306)	(61,255)	(8,331)	(201,595)	(151,668)	(200,938)	(126,956)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	-	-	-	-	-	-	-	-	-	-
Class 2	-	-	-	-	-	-	-	-	-	-
Class 3	-	-	-	-	-	-	-	-	-	-
Long-term net realized gains:
Class 1	-	-	-	-	-	-	-	-	-	(12,249)
Class 2	-	-	-	-	-	-	-	-	-	(28,704)
Class 3	-	-	-	-	-	-	-	-	-	(316)
Total distributions from net realized gain on investments	-	-	-	-	-	-	-	-	-	(41,269)
Total dividends and distributions paid to shareholders	(1,273)	(1,165)	(78,505)	(64,306)	(61,255)	(8,331)	(201,595)	(151,668)	(200,938)	(168,225)
Capital share transactions:
Class 1:
Proceeds from shares sold	2,700	7,055	168,608	152,420	178,618	156,323	995,029	1,133,307	729,575	492,072
Proceeds from reinvestment of dividends and distributions	216	203	19,112	14,409	12,806	2,295	69,058	48,554	72,483	54,493
Cost of shares repurchased	(5,109)	(4,461)	(111,278)	(98,881)	(107,308)	(82,880)	(818,229)	(1,202,331)	(341,517)	(364,115)
Net (decrease) increase from Class 1 transactions	(2,193)	2,797	76,442	67,948	84,116	75,738	245,858	(20,470)	460,541	182,450
Class 2:
Proceeds from shares sold	33,925	28,318	196,550	175,261	236,754	231,775	580,610	1,076,675	440,589	394,974
Proceeds from reinvestment of dividends and distributions	1,057	962	59,393	49,897	48,449	6,036	130,885	101,700	127,233	112,483
Cost of shares repurchased	(28,371)	(32,843)	(439,951)	(532,009)	(306,103)	(338,277)	(2,078,003)	(1,430,613)	(671,643)	(853,869)
Net increase (decrease) from Class 2 transactions	6,611	(3,563)	(184,008)	(306,851)	(20,900)	(100,466)	(1,366,508)	(252,238)	(103,821)	(346,412)
Class 3:
Proceeds from shares sold	-	-	-	-	-	-	1,539	2,265	581	1,209
Proceeds from reinvestment of dividends and distributions	-	-	-	-	-	-	1,652	1,414	1,222	1,249
Cost of shares repurchased	-	-	-	-	-	-	(38,101)	(38,105)	(11,636)	(11,488)
Net decrease from Class 3 transactions	-	-	-	-	-	-	(34,910)	(34,426)	(9,833)	(9,030)
Net increase (decrease) in net assets resulting from capital share transactions	4,418	(766)	(107,566)	(238,903)	63,216	(24,728)	(1,155,560)	(307,134)	346,887	(172,992)
Total increase (decrease) in net assets	24,942	73,414	397,425	1,263,898	725,320	1,227,786	3,142,502	6,647,051	835,867	2,508,056
Net assets:
Beginning of period	222,618	149,204	5,137,295	3,873,397	3,281,605	2,053,819	24,996,082	18,349,031	9,330,089	6,822,033
End of period	$247,560	$222,618	$5,534,720	$5,137,295	$4,006,925	$3,281,605	$28,138,584	$24,996,082	$10,165,956	$9,330,089
Undistributed (distributions in excess of) net investment income	$186	$99	$1,357	$10,202	$(12,078)	$(15,995)	$55,582	$46,571	$(29,678)	$17,735
Shares of beneficial interest:
Class 1:
Shares sold	236	762	8,513	9,692	9,226	11,706	20,478	30,528	43,513	36,037
Shares issued on reinvestment of dividends and distributions	18	20	925	779	673	130	1,317	1,129	4,232	3,462
Shares repurchased	(463)	(502)	(5,588)	(5,953)	(5,681)	(5,697)	(16,869)	(32,634)	(20,349)	(26,005)
Net (decrease) increase in shares outstanding	(209)	280	3,850	4,518	4,218	6,139	4,926	(977)	27,396	13,494
Class 2:
Shares sold	2,989	3,089	10,150	11,097	12,618	16,688	12,106	28,456	26,435	27,365
Shares issued on reinvestment of dividends and distributions	88	100	2,903	2,729	2,625	347	2,527	2,410	7,486	7,223
Shares repurchased	(2,585)	(3,595)	(22,732)	(33,950)	(16,786)	(24,566)	(43,362)	(38,315)	(40,562)	(62,079)
Net increase (decrease) in shares outstanding	492	(406)	(9,679)	(20,124)	(1,543)	(7,531)	(28,729)	(7,449)	(6,641)	(27,491)
Class 3:
Shares sold	-	-	-	-	-	-	31	59	35	78
Shares issued on reinvestment of dividends and distributions	-	-	-	-	-	-	32	33	72	80
Shares repurchased	-	-	-	-	-	-	(792)	(1,033)	(701)	(837)
Net (decrease) increase in shares outstanding	-	-	-	-	-	-	(729)	(941)	(594)	(679)

Statements of changes in net assets

	New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund
	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009

Operations:
Net investment income (loss)	$33,410	$29,285	$73,478	$64,018	$48,658	$43,559	$388,541	$343,789	$4,018	$1,294
Net realized gain (loss) on investments, forward currency contracts and currency transactions	40,631	(69,962)	95,436	(449,056)	(6,102)	(308,921)	(964,931)	(1,550,366)	5,977	2,465
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	284,290	688,152	306,280	1,200,546	196,773	883,289	3,325,354	7,059,920	5,143	17,096
Net increase (decrease) in net assets resulting from operations	358,331	647,475	475,194	815,508	239,329	617,927	2,748,964	5,853,343	15,138	20,855
Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(11,697)	(7,030)	(11,550)	(7,922)	(4,464)	(3,542)	(147,491)	(126,710)	(670)	(327)
Class 2	(24,674)	(18,903)	(59,444)	(60,270)	(51,180)	(40,323)	(231,495)	(225,593)	(3,427)	(1,017)
Class 3	-	-	-	-	-	-	(3,023)	(3,277)	-	-
Total dividends from net investment income	(36,371)	(25,933)	(70,994)	(68,192)	(55,644)	(43,865)	(382,009)	(355,580)	(4,097)	(1,344)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	-	-	-	-	-	-	-	-	(269)	(377)
Class 2	-	-	-	-	-	-	-	-	(1,448)	(1,337)
Class 3	-	-	-	-	-	-	-	-	-	-
Long-term net realized gains:
Class 1	-	-	-	-	-	-	-	-	(535)	-
Class 2	-	-	-	-	-	-	-	-	(2,988)	-
Class 3	-	-	-	-	-	-	-	-	-	-
Total distributions from net realized gain on investments	-	-	-	-	-	-	-	-	(5,240)	(1,714)
Total dividends and distributions paid to shareholders	(36,371)	(25,933)	(70,994)	(68,192)	(55,644)	(43,865)	(382,009)	(355,580)	(9,337)	(3,058)
Capital share transactions:
Class 1:
Proceeds from shares sold	246,626	157,026	238,286	126,839	13,258	31,416	1,414,619	1,764,451	6,188	10,518
Proceeds from reinvestment of dividends and distributions	11,697	7,030	11,550	7,922	4,464	3,542	147,491	126,710	1,474	704
Cost of shares repurchased	(75,453)	(64,154)	(41,730)	(26,536)	(20,704)	(11,041)	(1,185,744)	(564,157)	(3,525)	(960)
Net (decrease) increase from Class 1 transactions	182,870	99,902	208,106	108,225	(2,982)	23,917	376,366	1,327,004	4,137	10,262
Class 2:
Proceeds from shares sold	150,855	131,855	181,120	226,370	142,223	116,122	434,546	612,481	74,639	82,649
Proceeds from reinvestment of dividends and distributions	24,674	18,903	59,444	60,270	51,180	40,323	231,495	225,593	7,863	2,354
Cost of shares repurchased	(159,071)	(177,160)	(253,803)	(212,095)	(184,508)	(267,041)	(1,713,835)	(1,328,890)	(7,129)	(2,159)
Net increase (decrease) from Class 2 transactions	16,458	(26,402)	(13,239)	74,545	8,895	(110,596)	(1,047,794)	(490,816)	75,373	82,844
Class 3:
Proceeds from shares sold	-	-	-	-	-	-	407	836	-	-
Proceeds from reinvestment of dividends and distributions	-	-	-	-	-	-	3,023	3,277	-	-
Cost of shares repurchased	-	-	-	-	-	-	(38,822)	(36,309)	-	-
Net decrease from Class 3 transactions	-	-	-	-	-	-	(35,392)	(32,196)	-	-
Net increase (decrease) in net assets resulting from capital share transactions	199,328	73,500	194,867	182,770	5,913	(86,679)	(706,820)	803,992	79,510	93,106
Total increase (decrease) in net assets	521,288	695,042	599,067	930,086	189,598	487,383	1,660,135	6,301,755	85,311	110,903
Net assets:
Beginning of period	1,992,136	1,297,094	3,752,313	2,822,227	2,111,320	1,623,937	24,586,693	18,284,938	126,732	15,829
End of period	$2,513,424	$1,992,136	$4,351,380	$3,752,313	$2,300,918	$2,111,320	$26,246,828	$24,586,693	$212,043	$126,732
Undistributed (distributions in excess of) net investment income	$(3,254)	$(425)	$12,808	$10,324	$2,066	$8,575	$73,310	$66,424	$(235)	$24
Shares of beneficial interest:
Class 1:
Shares sold	11,486	9,899	27,726	18,485	1,425	4,390	44,685	68,983	417	793
Shares issued on reinvestment of dividends and distributions	529	369	1,277	996	471	406	4,414	4,254	98	48
Shares repurchased	(3,665)	(4,019)	(4,849)	(3,755)	(2,312)	(1,513)	(36,772)	(21,293)	(252)	(79)
Net (decrease) increase in shares outstanding	8,350	6,249	24,154	15,726	(416)	3,283	12,327	51,944	263	762
Class 2:
Shares sold	7,157	8,032	21,403	32,904	15,511	15,788	13,927	23,193	5,142	6,285
Shares issued on reinvestment of dividends and distributions	1,135	1,006	6,645	7,677	5,411	4,662	6,983	7,650	524	159
Shares repurchased	(8,033)	(11,463)	(30,000)	(31,184)	(20,424)	(35,763)	(54,413)	(51,758)	(501)	(152)
Net increase (decrease) in shares outstanding	259	(2,425)	(1,952)	9,397	498	(15,313)	(33,503)	(20,915)	5,165	6,292
Class 3:
Shares sold	-	-	-	-	-	-	13	32	-	-
Shares issued on reinvestment of dividends and distributions	-	-	-	-	-	-	90	111	-	-
Shares repurchased	-	-	-	-	-	-	(1,230)	(1,417)	-	-
Net (decrease) increase in shares outstanding	-	-	-	-	-	-	(1,127)	(1,274)	-	-

Statements of changes in net assets										(dollars and shares in thousands)

	Asset Allocation Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		U.S. Government/AAA-Rated Securities Fund		Cash Management Fund
	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009

Operations:
Net investment income (loss)	$218,655	$207,381	$268,247	$284,022	$51,216	$40,312	$143,466	$110,667	$59,630	$61,014	$(2,570)	$(3,113)
Net realized gain (loss) on investments, forward currency contracts and currency transactions	13,845	(640,061)	218,712	(364,938)	13,242	(16,815)	22,951	(92,671)	93,210	15,865	-	2
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	992,916	2,290,623	82,335	926,325	13,306	72,190	87,663	461,683	8,856	(22,761)	27	(23)
Net increase (decrease) in net assets resulting from operations	1,225,416	1,857,943	569,294	845,409	77,764	95,687	254,080	479,679	161,696	54,118	(2,543)	(3,134)
Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(105,937)	(93,285)	(146,872)	(113,953)	(9,092)	(2,339)	(55,554)	(40,037)	(28,379)	(25,309)	-	(316)
Class 2	(106,195)	(117,534)	(153,261)	(137,087)	(42,020)	(15,691)	(82,568)	(68,526)	(34,314)	(38,568)	-	(1,604)
Class 3	(837)	(945)	-	-	-	-	(1,669)	(1,530)	(478)	(714)	-	(46)
Total dividends from net investment income	(212,969)	(211,764)	(300,133)	(251,040)	(51,112)	(18,030)	(139,791)	(110,093)	(63,171)	(64,591)	-	(1,966)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	-	-	-	-	-	-	-	-	(5,703)	(4,791)	-	(12)
Class 2	-	-	-	-	-	-	-	-	(8,206)	(9,261)	-	(76)
Class 3	-	-	-	-	-	-	-	-	(128)	(207)	-	(2)
Long-term net realized gains:
Class 1	-	-	-	-	-	-	-	-	-	(1,226)	-	-
Class 2	-	-	-	-	-	-	-	-	-	(2,369)	-	-
Class 3	-	-	-	-	-	-	-	-	-	(53)	-	-
Total distributions from net realized gain on investments	-	-	-	-	-	-	-	-	(14,037)	(17,907)	-	(90)
Total dividends and distributions paid to shareholders	(212,969)	(211,764)	(300,133)	(251,040)	(51,112)	(18,030)	(139,791)	(110,093)	(77,208)	(82,498)	-	(2,056)
Capital share transactions:
Class 1:
Proceeds from shares sold	799,855	1,291,806	1,180,204	1,488,336	171,837	93,061	206,426	223,658	550,594	561,764	43,975	41,500
Proceeds from reinvestment of dividends and distributions	105,937	93,285	146,872	113,953	9,092	2,339	55,554	40,037	34,082	31,326	-	328
Cost of shares repurchased	(294,163)	(156,605)	(453,635)	(168,758)	(20,645)	(54,163)	(171,268)	(89,997)	(124,527)	(79,283)	(65,413)	(95,018)
Net (decrease) increase from Class 1 transactions	611,629	1,228,486	873,441	1,433,531	160,284	41,237	90,712	173,698	460,149	513,807	(21,438)	(53,190)
Class 2:
Proceeds from shares sold	169,301	167,583	569,256	891,201	314,902	387,303	137,965	179,017	416,785	446,211	224,764	245,303
Proceeds from reinvestment of dividends and distributions	106,195	117,534	153,261	137,087	42,020	15,691	82,568	68,526	42,520	50,198	-	1,680
Cost of shares repurchased	(659,114)	(528,840)	(433,110)	(168,324)	(86,900)	(70,390)	(211,243)	(206,867)	(111,733)	(137,945)	(364,137)	(601,048)
Net increase (decrease) from Class 2 transactions	(383,618)	(243,723)	289,407	859,964	270,022	332,604	9,290	40,676	347,572	358,464	(139,373)	(354,065)
Class 3:
Proceeds from shares sold	1,694	1,407	-	-	-	-	6,160	4,542	4,021	3,034	11,110	11,746
Proceeds from reinvestment of dividends and distributions	837	945	-	-	-	-	1,669	1,530	606	974	-	48
Cost of shares repurchased	(6,363)	(7,954)	-	-	-	-	(9,925)	(6,093)	(6,859)	(9,441)	(15,157)	(19,384)
Net decrease from Class 3 transactions	(3,832)	(5,602)	-	-	-	-	(2,096)	(21)	(2,232)	(5,433)	(4,047)	(7,590)
Net increase (decrease) in net assets resulting from capital share transactions	224,179	979,161	1,162,848	2,293,495	430,306	373,841	97,906	214,353	805,489	866,838	(164,858)	(414,845)
Total increase (decrease) in net assets	1,236,626	2,625,340	1,432,009	2,887,864	456,958	451,498	212,195	583,939	889,977	838,458	(167,401)	(420,035)
Net assets:
Beginning of period	9,731,604	7,106,264	8,410,145	5,522,281	1,364,816	913,318	1,721,541	1,137,602	2,586,942	1,748,484	785,815	1,205,850
End of period	$10,968,230	$9,731,604	$9,842,154	$8,410,145	$1,821,774	$1,364,816	$1,933,736	$1,721,541	$3,476,919	$2,586,942	$618,414	$785,815
Undistributed (distributions in excess of) net investment income	$43,508	$34,933	$48,000	$38,336	$8,271	$7,939	$22,697	$18,214	$9,697	$9,475	$(14)	$(12)
Shares of beneficial interest:
Class 1:
Shares sold	52,906	102,533	109,614	149,856	14,447	8,516	18,595	24,161	43,646	45,477	3,858	3,630
Shares issued on reinvestment of dividends and distributions	6,673	6,550	13,882	11,086	783	202	5,027	3,917	2,725	2,560	-	29
Shares repurchased	(19,549)	(12,025)	(41,890)	(16,953)	(1,747)	(5,154)	(15,457)	(9,740)	(9,893)	(6,426)	(5,740)	(8,315)
Net (decrease) increase in shares outstanding	40,030	97,058	81,606	143,989	13,483	3,564	8,165	18,338	36,478	41,611	(1,882)	(4,656)
Class 2:
Shares sold	11,268	12,899	53,423	90,070	26,666	34,340	12,555	19,607	33,195	36,359	19,889	21,588
Shares issued on reinvestment of dividends and distributions	6,747	8,334	14,637	13,480	3,636	1,363	7,554	6,784	3,427	4,139	-	149
Shares repurchased	(44,133)	(42,295)	(40,594)	(17,148)	(7,466)	(6,671)	(19,369)	(21,748)	(8,930)	(11,281)	(32,228)	(52,942)
Net increase (decrease) in shares outstanding	(26,118)	(21,062)	27,466	86,402	22,836	29,032	740	4,643	27,692	29,217	(12,339)	(31,205)
Class 3:
Shares sold	112	107	-	-	-	-	555	512	318	245	978	1,029
Shares issued on reinvestment of dividends and distributions	53	67	-	-	-	-	151	150	48	80	-	4
Shares repurchased	(420)	(609)	-	-	-	-	(901)	(652)	(542)	(765)	(1,334)	(1,699)
Net (decrease) increase in shares outstanding	(255)	(435)	-	-	-	-	(195)	10	(176)	(440)	(356)	(666)

See Notes to Financial Statements

Notes to financial statements

1.	Organization

American Funds Insurance Series (the "Series") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 16 different funds (the “funds”). In 2009, shareholders approved a proposal to reorganize the Series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in 2011 or 2012; however, the Series reserves the right to delay the implementation.

The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives and the principal strategies the funds use to achieve these objectives are as follows:

Global Discovery Fund
Seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

Global Growth Fund	Seeks long-term growth of capital through investments in common stocks of companies located around the world.
Global Small Capitalization Fund	Seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.
Growth Fund	Seeks to invest in a wide range of companies that appear to offer superior opportunities for growth of capital.
International Fund	Seeks long-term growth of capital through investments in common stocks of companies located around the world.
New World Fund	Seeks long-term capital appreciation by investing in common stocks and bonds with significant exposure to countries that have developing economies and/or markets.
Blue Chip Income and Growth Fund
Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through investments in quality common stocks.

Global Growth and Income Fund	Seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.
Growth-Income Fund	Seeks long-term growth of capital and income by investing in common stocks or other securities of companies located in the U.S. and around the world.
International Growth and Income Fund
Seeks to provide long-term growth of capital and current income by investing primarily in the stocks of larger, well-established companies outside the U.S., including countries that have developing economies and/or markets.

Asset Allocation Fund	Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing primarily in common stocks and fixed-income securities.
Bond Fund	Seeks a high level of current income as is consistent with preservation of capital by investing primarily in bonds.
Global Bond Fund	Seeks a high level of total return consistent with prudent investment management by investing primarily in a global portfolio of investment-grade bonds.
High-Income Bond Fund	Seeks a high level of current income and, secondarily, capital appreciation through a diversified portfolio consisting primarily of lower rated, higher risk corporate bonds.
U.S. Government/AAA-Rated Securities Fund
Seeks to provide a high level of current income consistent with preservation of capital by investing primarily in securities guaranteed or sponsored by the U.S. government and the highest quality corporate bonds.

Cash Management Fund	Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Each fund in the Series offers two or three share classes (Classes 1, 2 and 3). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations –Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders –Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Mortgage dollar rolls – The funds may enter into mortgage dollar roll transactions in which a fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds' portfolio turnover rates.

Loan transactions – The funds may enter into loan transactions in which a fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

3.	Valuation

The funds’ investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The funds generally determine their net asset values as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The funds use the following methods and inputs to establish the fair value of their assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the Series’ board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The funds classify their assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the funds’ determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2010, and reconcile the valuation of the funds’ Level 3 investment securities and related transactions, if any, during the year ended December 31, 2010 (dollars in thousands):

Global Discovery Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Information technology	$67,777	$-	$-	$67,777
Health care	42,422	-	-	42,422
Financials	38,011	-	-	38,011
Consumer discretionary	25,031	-	-	25,031
Industrials	20,509	-	-	20,509
Utilities	9,447	-	-	9,447
Energy	2,254	-	-	2,254
Other	4,649	-	-	4,649
Miscellaneous	11,638	-	-	11,638
Rights & warrants	8	-	-	8
Convertible securities	499	853	2,500	3,852
Short-term securities	-	21,691	-	21,691
Total	$222,245	$22,544	$2,500	$247,289

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases	Net unrealized appreciation (*)	Net transfers out of Level 3 (†)	Ending value at 12/31/2010
Investment securities	$-	$2,500	$5	$(5)	$2,500

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands) (*):					$-

(*) Net unrealized appreciation is included in the related amounts on investments in the statement of operations.
(†) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

Global Growth Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Consumer discretionary	$828,295	$-	$1,342	$829,637
Financials	801,956	-	-	801,956
Information technology	777,689	-	-	777,689
Consumer staples	595,098	-	-	595,098
Health care	590,511	-	-	590,511
Industrials	494,435	-	-	494,435
Energy	414,261	-	-	414,261
Telecommunication services	319,994	-	-	319,994
Materials	276,749	-	-	276,749
Utilities	95,021	-	-	95,021
Miscellaneous	75,040	-	-	75,040
Preferred stocks	-	8,549	-	8,549
Short-term securities	-	261,706	-	261,706
Total	$5,269,049	$270,255	$1,342	$5,540,646

Level 3 reconciliation	Beginning value at 1/1/2010	Net realized loss (*)	Net unrealized depreciation (*)	Net transfers out of Level 3 (†)	Ending value at 12/31/2010
Investment securities	$14,508	$(5,942)	$(2,602)	$(4,622)	$1,342

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands) (*):					$284

(*) Net realized loss and unrealized appreciation (depreciation) are included in the related amounts on investments in the statement of operations.
(†) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

Global Small Capitalization Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Information technology	$721,140	$-	$201	$721,341
Industrials	545,708	46	-	545,754
Consumer discretionary	535,531	-	58	535,589
Materials	427,240	-	-	427,240
Health care	378,954	-	-	378,954
Financials	250,443	-	4,913	255,356
Energy	221,519	-	-	221,519
Utilities	131,214	-	-	131,214
Consumer staples	82,877	-	-	82,877
Telecommunication services	27,264	-	-	27,264
Miscellaneous	187,426	741	-	188,167
Preferred stocks	568	-	-	568
Rights & warrants	1,946	3,434	-	5,380
Convertible securities	1,994	7,203	398	9,595
Bonds, notes & other debt instruments	-	2,211	-	2,211
Short-term securities	-	466,396	-	466,396
Total	$3,513,824	$480,031	$5,570	$3,999,425

	Beginning value	Net purchases	Net realized	Net unrealized	Net transfers out of	Eding value
Level 3 reconciliation	at 1/1/2010	and sales	loss*	appreciation*	Level 3†	at 12/31/2010
Investment securities	$24,986	$(558)	$(16,435)	$13,371	$(15,794)	$5,570

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands)*:						$55

(*)Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.
(†)Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

Growth Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Consumer discretionary	$4,913,648	$-	$-	$4,913,648
Information technology	4,665,447	-	-	4,665,447
Financials	4,174,420	-	37,017	4,211,437
Energy	4,046,236	-	-	4,046,236
Materials	2,683,530	-	-	2,683,530
Health care	2,402,979	17,058	-	2,420,037
Industrials	1,761,358	-	83,669	1,845,027
Consumer staples	856,293	-	-	856,293
Telecommunication services	548,774	-	-	548,774
Utilities	114,344	-	31,661	146,005
Miscellaneous	282,523	-	-	282,523
Convertible securities	-	-	40,000	40,000
Short-term securities	-	1,566,817	-	1,566,817
Total	$26,449,552	$1,583,875	$192,347	$28,225,774

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases and sales	Net realized loss (*)	Net unrealized appreciation (*)	Net transfers into Level 3 (†)	Ending value at 12/31/2010
Investment securities	$18,997	$152,820	$(7,912)	$22,721	$5,721	$192,347

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands) (*):						$15,557

(*) Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.
(†) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

International Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Financials	$2,168,491	$-	$-	$2,168,491
Health care	1,261,335	-	-	1,261,335
Information technology	1,143,798	-	-	1,143,798
Industrials	1,029,423	-	-	1,029,423
Consumer discretionary	1,001,704	-	6,835	1,008,539
Consumer staples	892,687	-	-	892,687
Telecommunication services	865,749	-	-	865,749
Materials	591,971	-	-	591,971
Energy	570,405	-	-	570,405
Utilities	263,354	-	-	263,354
Miscellaneous	23,195	-	-	23,195
Preferred stocks	-	4,763	-	4,763
Rights & warrants	285	-	-	285
Bonds, notes & other debt instruments	-	9,539	-	9,539
Short-term securities	-	319,908	-	319,908
Total	$9,812,397	$334,210	$6,835	$10,153,442

	Beginning value at 1/1/2010	Net unrealized appreciation (*)	Ending value at 12/31/2010
Level 3 reconciliation
Investment securities	$5,389	$1,446	$6,835

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands) (*):			$1,446

(*) Net unrealized appreciation is included in the related amounts on investments in the statement of operations.

New World Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Consumer staples	$413,068	$-	$-	$413,068
Financials	261,025	11,692	-	272,717
Consumer discretionary	241,403	-	-	241,403
Industrials	198,530	-	-	198,530
Information technology	182,249	-	-	182,249
Materials	177,682	-	-	177,682
Health care	177,018	-	-	177,018
Telecommunication services	145,306	-	-	145,306
Energy	143,889	-	-	143,889
Utilities	38,695	-	-	38,695
Miscellaneous	78,238	-	-	78,238
Rights & warrants	197	-	-	197
Bonds, notes & other debt instruments:
Bonds & notes of governments outside the U.S.	-	163,036	-	163,036
Corporate bonds & notes	-	18,432	-	18,432
Short-term securities	-	258,651	-	258,651
Total	$2,057,300	$451,811	$-	$2,509,111

Blue Chip Income and Growth Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Information technology	$962,734	$-	$-	$962,734
Industrials	576,061	-	-	576,061
Consumer staples	452,916	-	-	452,916
Health care	429,857	-	-	429,857
Energy	424,500	-	-	424,500
Consumer discretionary	414,207	-	-	414,207
Financials	355,122	-	-	355,122
Telecommunication services	269,798	-	-	269,798
Utilities	73,684	-	-	73,684
Materials	58,400	-	-	58,400
Miscellaneous	48,374	-	-	48,374
Convertible securities	37,070	7,935	-	45,005
Short-term securities	-	238,771	-	238,771
Total	$4,102,723	$246,706	$-	$4,349,429

Global Growth and Income Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Financials	$401,736	$-	$2,580	$404,316
Consumer discretionary	272,937	-	-	272,937
Materials	257,312	-	-	257,312
Information technology	226,255	-	-	226,255
Industrials	221,928	-	-	221,928
Consumer staples	211,152	-	-	211,152
Telecommunication services	197,585	-	-	197,585
Health care	164,481	-	-	164,481
Energy	91,779	-	-	91,779
Utilities	79,045	-	-	79,045
Preferred stocks	-	2,340	-	2,340
Convertible securities	-	15,906	209	16,115
Bonds, notes & other debt instruments	-	46,784	-	46,784
Short-term securities	-	106,685	-	106,685
Total	$2,124,210	$171,715	$2,789	$2,298,714

	Beginning value	Net unrealized	Ending value
Level 3 reconciliation	at 1/1/2010	appreciation	at 12/31/2010
Investment securities	$2,789	$-	$2,789

Growth-Income Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Information technology	$5,582,012	$-	$-	$5,582,012
Consumer discretionary	3,274,090	-	-	3,274,090
Industrials	3,255,780	-	-	3,255,780
Energy	2,620,935	-	-	2,620,935
Health care	2,252,819	-	-	2,252,819
Financials	2,229,856	1,208	-	2,231,064
Consumer staples	1,942,860	-	-	1,942,860
Materials	1,049,481	-	-	1,049,481
Telecommunication services	998,669	-	-	998,669
Utilities	355,985	-	-	355,985
Miscellaneous	445,438	-	-	445,438
Preferred stocks	-	41,085	-	41,085
Convertible securities	75,180	29,428	-	104,608
Bonds, notes & other debt instruments	-	11,311	-	11,311
Short-term securities	-	2,087,250	-	2,087,250
Total	$24,083,105	$2,170,282	$-	$26,253,387

International Growth and Income Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Financials	$33,679	$129	$-	$33,808
Information technology	31,794	-	-	31,794
Consumer staples	22,502	-	-	22,502
Consumer discretionary	18,507	-	-	18,507
Telecommunication services	17,815	-	-	17,815
Industrials	15,976	-	-	15,976
Materials	14,499	-	-	14,499
Utilities	12,176	-	-	12,176
Health care	11,682	-	-	11,682
Energy	5,988	-	-	5,988
Miscellaneous	2,427	-	-	2,427
Preferred stocks	-	260	-	260
Bonds, notes & other debt instruments	-	7,420	-	7,420
Short-term securities	-	16,814	-	16,814
Total	$187,045	$24,623	$-	$211,668

Forward currency contracts(*):	Level 1	Level 2	Level 3	Total
Unrealized depreciation on open forward currency contracts	-	(5)	-	(5)

(*) Forward currency contracts are not included in the investment portfolio.

Asset Allocation Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Information technology	$1,393,994	$-	$-	$1,393,994
Financials	1,275,682	-	-	1,275,682
Materials	1,077,649	-	-	1,077,649
Health care	1,000,791	-	-	1,000,791
Industrials	960,686	-	48	960,734
Energy	900,295	-	-	900,295
Consumer discretionary	809,599	-	-	809,599
Consumer staples	452,780	-	-	452,780
Telecommunication services	201,858	-	-	201,858
Utilities	98,325	-	-	98,325
Miscellaneous	224,706	-	-	224,706
Preferred stocks	-	6,544	-	6,544
Rights & warrants	994	-	46	1,040
Convertible securities	-	4,141	-	4,141
Bonds, notes & other debt instruments:				-
Bonds & notes of U.S. government & government agencies	-	701,643	-	701,643
Mortgage-backed obligations	-	615,079	1,533	616,612
Corporate bonds & notes	-	558,242	5,535	563,777
Other	-	397,084	-	397,084
Short-term securities	-	382,785	-	382,785
Total	$8,397,359	$2,665,518	$7,162	$11,070,039

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases and sales	Net realized gain(*)	Net unrealized depreciation(*)	Net transfers out of Level 3(†)	Ending value at 12/31/2010
Investment securities	$636	$12,289	$336	$(304)	$(5,795)	$7,162

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands) (*):						$(2,367)

(*) Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.
(†) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

Bond Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Bonds & notes of U.S. government & government agencies	$-	$3,197,195	$-	$3,197,195
Mortgage-backed obligations	-	3,047,750	2,010	3,049,760
Bonds & notes of governments & government agencies outside the U.S.	-	712,423	-	712,423
Financials	-	607,237	-	607,237
Other	-	1,608,750	-	1,608,750
Preferred stocks	-	43,099	-	43,099
Common stocks	82	-	838	920
Rights & warrants	-	-	86	86
Short-term securities	-	802,723	-	802,723
Total	$82	$10,019,177	$2,934	$10,022,193

Forward currency contracts (1):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	$-	$1,266	$-	$1,266
Unrealized depreciation on open forward currency contracts	-	(2,124)	-	(2,124)
Total	$-	$(858)	$-	$(858)

(1) Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases and sales	Net realized loss (2)	Net unrealized depreciation (2)	Net transfers into Level 3 (3)	Ending value at 12/31/2010
Investment securities	$905	$2,669	$(160)	$(2,496)	$2,016	$2,934

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands) (2):						$(4,770)

(2) Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.
(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

Global Bond Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Euros	$-	$372,315	$-	$372,315
Japanese yen	-	117,268	-	117,268
Polish zloty	-	80,856	-	80,856
South Korean won	-	76,679	-	76,679
Malaysian ringgits	-	53,395	-	53,395
British pounds	-	50,589	-	50,589
Canadian dollars	-	36,613	-	36,613
Turkish liras	-	25,444	-	25,444
Swedish kronor	-	25,229	-	25,229
U.S. dollars	-	710,794	871	711,665
Other currencies	-	129,067	-	129,067
Preferred stocks	532	1,645	-	2,177
Common stocks	193	-	-	193
Rights & warrants	7	-	1	8
Short-term securities	-	129,996	-	129,996
Total	$732	$1,809,890	$872	$1,811,494

Forward currency contracts (1):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	$-	$2,997	$-	$2,997
Unrealized depreciation on open forward currency contracts	-	(1,783)	-	(1,783)
Total	$-	$1,214	$-	$1,214

(1) Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases and sales	Net realized gain(2)	Net unrealized appreciation (2)	Net transfers out of Level 3 (3)	Ending value at 12/31/2010
Investment securities	$309	$682	$5	$7	$(131)	$872

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands) (2):						$2

(2) Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.
(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

High-Income Bond Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$-	$1,628,765	$12,127	$1,640,892
Other	-	68,760	-	68,760
Convertible securities	3,288	12,830	-	16,118
Preferred stocks	1,162	39,746	1,724	42,632
Common stocks	21,922	-	1,507	23,429
Rights & warrants	297	-	82	379
Short-term securities	-	110,398	-	110,398
Total	$26,669	$1,860,499	$15,440	$1,902,608

Forward currency contracts (1):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	$-	$1	$-	$1
Unrealized depreciation on open forward currency contracts	-	(144)	-	(144)
Total	$-	$(143)	$-	$(143)

(1) Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases and sales	Net realized loss (2)	Net unrealized appreciation (2)	Net transfers out of Level 3 (3)	Ending value at 12/31/2010
Investment securities	$5,504	$13,511	$(1,216)	$242	$(2,601)	$15,440

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands)(2):						$(2,633)

(2) Net realized loss and unrealized appreciation (depreciation) are included in the related amounts on investments in the statement of operations.
(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

U.S. Government/AAA-Rated Securities Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$-	$1,380,933	$-	$1,380,933
U.S. Treasury bonds & notes	-	1,260,984	-	1,260,984
Federal agency bonds & notes	-	430,023	-	430,023
Other	-	11,793	-	11,793
Short-term securities	-	554,242	-	554,242
Total	$-	$3,637,975	$-	$3,637,975

Level 3 reconciliation	Beginning value at 1/1/2010	Net unrealized appreciation (*)	Net sales	Net realized loss (*)	Ending value at 12/31/2010
Investment securities	$1,522	$1,409	$(1,522)	$(1,409)	$-

(*) Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Cash Management Fund

At December 31, 2010, all of the fund's investment securities were classified as Level 2.

4.	Risk factors

Investing in the funds may involve risks including, but not limited to, certain of the risks described below.

Market conditions — The prices of, and income generated by, the common stocks and other securities held by the funds may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the funds.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be heightened in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the funds may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the funds invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S. These risks may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets. Additionally, because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the funds having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value or sell.

Currency — The prices of, and the income generated by, most debt securities held by the funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the funds’ securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related securities — Mortgage-related securities are subject to prepayment risk, as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the funds may have to reinvest the prepaid principal in lower yielding securities, thus reducing the funds’ income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended. This reduces the potential for the funds to invest the principal in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. The funds may also invest in debt securities and mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. These securities are neither issued nor guaranteed by the U.S. government.

Investing in money market securities — The value and liquidity of the securities held by the funds may be affected by changing interest rates, changes in the credit quality of the issuers, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the funds could cause the values of these securities to decline.

Concentration — The funds may be subject to additional risks because they invest in a more limited group of sectors and industries than the broad market.

Asset allocation — The funds’ percentage allocation to equity securities, debt securities and money market instruments could cause the funds to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Non-diversification — As non-diversified funds, the funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding would adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2010, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2007. International Growth and Income Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008, the year the fund commenced operations.

The funds are not subject to examination by state tax authorities for tax years before 2006. International Growth and Income Fund is not subject to examination by state tax authorities for tax years before 2008, the year the fund commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Growth Fund, Global Small Capitalization Fund, International Fund and New World Fund for tax years before 2003; Global Discovery Fund for tax years before 2004; Growth Fund for tax years before 2005; and Global Growth and Income Fund for tax years before 2007. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to taxes in those countries. The funds record a liability based on unrealized gains to provide for potential taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Dividends from net investment income and currency gains and distributions from short-term net realized gains, shown on the accompanying financial statements, are considered ordinary income distributions for tax purposes. Distributions from long-term net realized gains on the accompanying financial statements are considered long-term capital gain distributions for tax purposes.

As indicated in the table below and on the following page, 12 funds had capital loss carryforwards available at December 31, 2010. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. Those funds will not make distributions from capital gains while capital loss carryforwards remain.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Additional tax basis disclosures are as follows:

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund
As of December 31, 2010:
Undistributed ordinary income	$187	$17,119	$48,757	$83,082	$28,328	$13,408	$12,817	$13,034
Post-October currency loss deferrals (realized during the period
November 1, 2010, through December 31, 2010)*	-	(444)	(236)	(685)	(4,442)	(35)	-	(230)
Undistributed long-term capital gain	-	-	-	-	-	-	-	-
Post-October capital loss deferrals (realized during the period
November 1, 2010, through December 31, 2010)*	-	-	-	-	-	-	-	(6,282)

Capital loss carryforwards:
Expiring 2011	-	-	-	-	-	-	-	-
Expiring 2016	-	(109,173)	-	(1,280,904)	-	-	(234,455)	(116,550)
Expiring 2017	(25,887)	(752,750)	(420,553)	(3,348,190)	(1,185,778)	(121,926)	(495,895)	(526,741)
Expiring 2018	-	-	-	(12,099)	(84,503)	-	-	(298)
	$(25,887)	$(861,923)	$(420,553)	$(4,641,193)	$(1,270,281)	$(121,926)	$(730,350)	$(643,589)
Capital loss carryforwards utilized	$5,223	$105,829	$133,683	$-	$-	$40,499	$69,566	$-
Capital loss carryforwards expired	$-	$-	$-	$-	$-	$-	$-	$-
Reclassification (from) to undistributed (distributions in excess of) net investment income
(to) from (accumulated) undistributed net realized (loss) gain	$(90)	$1,263	$48,170	$(30)	$10,606	$132	$-	$477
Reclassification to undistributed net investment income
from capital paid in on shares of beneficial interest	-	-	-	-	-	-	-	-
Reclassification to accumulated net realized loss
from capital paid in on shares of beneficial interest	-	-	-	-	-	-	-	-

Gross unrealized appreciation on investment securities	$41,209	$1,469,491	$1,097,747	$8,015,238	$2,323,815	$705,346	$835,572	$473,292
Gross unrealized depreciation on investment securities	(9,576)	(95,568)	(249,437)	(535,818)	(316,363)	(39,165)	(165,846)	(114,868)
Net unrealized appreciation on investment securities	$31,633	$1,373,923	$848,310	$7,479,420	$2,007,452	$666,181	$669,726	$358,424
Cost of investment securities	$215,656	$4,166,723	$3,151,115	$20,746,354	$8,145,990	$1,842,930	$3,679,703	$1,940,290

*These deferrals are considered incurred in the subsequent year.

							(dollars in thousands)
	Growth-Income Fund	International Growth and Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund
As of December 31, 2010:
Undistributed ordinary income	$73,924	$512	$44,144	$48,666	$10,948	$25,096	$65,549	$-
Post-October currency loss deferrals (realized during the period
November 1, 2010, through December 31, 2010)*	-	-	-	-	(274)	-	-	-
Undistributed long-term capital gain	-	1,294	-	-	10,148	-	33,152	-
Post-October capital loss deferrals (realized during the period
November 1, 2010, through December 31, 2010)*	-	-	-	-	(4,155)	-	-	-

Capital loss carryforwards:
Expiring 2011	-	-	-	-	-	(35,517)	-	-
Expiring 2016	(691,368)	-	(400,076)	-	-	(47,291)	-	-
Expiring 2017	(2,423,213)	-	(649,787)	(313,418)	-	(113,685)	-	-
Expiring 2018	(1,026,621)	-	(36,541)	-	-	-	-	-
	$(4,141,202)	$-	$(1,086,404)	$(313,418)	$-	$(196,493)	$-	$-
Capital loss carryforwards utilized	$-	$-	$-	$167,624	$6,326	$20,296	$-	$-
Capital loss carryforwards expired	$-	$-	$-	$-	$-	$30,604	$-	$-
Reclassification (from) to undistributed (distributions in excess of) net investment income
(to) from (accumulated) undistributed net realized (loss) gain	$354	$(180)	$2,889	$41,550	$228	$808	$3,763	$-
Reclassification to undistributed net investment income
from capital paid in on shares of beneficial interest	-	-	-	-	-	-	-	2,568
Reclassification to accumulated net realized loss
from capital paid in on shares of beneficial interest	-	-	-	-	-	30,604	-	-

Gross unrealized appreciation on investment securities	$5,980,316	$28,215	$1,982,587	$283,875	$81,033	$144,005	$55,381	$15
Gross unrealized depreciation on investment securities	(851,032)	(5,259)	(164,649)	(90,104)	(25,613)	(22,325)	(23,883)	(2)
Net unrealized appreciation on investment securities	$5,129,284	$22,956	$1,817,938	$193,771	$55,420	$121,680	$31,498	$13
Cost of investment securities	$21,124,103	$188,712	$9,252,101	$9,828,422	$1,756,074	$1,780,928	$3,606,477	$616,894

*These deferrals are considered incurred in the subsequent year.

6.	Fees and transactions with related parties

Capital Research and Management Company (“CRMC”), the Series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the Series’ shares, and American Funds Service Company® (“AFS”), the Series’ transfer agent.

Investment advisory services – The Investment Advisory and Service Agreement provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

The board of trustees approved an amended agreement for U.S. Government/AAA-Rated Securities Fund effective January 1, 2011, that provides for reduced annual rates of .420%, .360%, .320%, .300% and .290% up to $600 million, over $600 million, over $1 billion, over $2 billion and over $3 billion, respectively. CRMC voluntarily reduced investment advisory services fees to the proposed rates for U.S. Government/AAA-Rated Securities Fund beginning July 1, 2010. Prior to July 1, 2010, the annual rates for the fund were based on .460%, .400%, .360%, .340% and .330% up to $600 million, over $600 million, over $1 billion, over $2 billion and over $3 billion, respectively. During the year ended December 31, 2010, total investment advisory services fees waived by CRMC were $672,000. As a result, the aggregate fees shown on the accompanying financial statements of $386,026,000 were reduced to $385,354,000. The range of rates and asset levels and the current annualized rates of average net assets for each fund are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31,
Fund	Beginning with	Ending with	Up to	In excess of	2010
Global Discovery	.580%	.440%	$.5	$1.0	.01
Global Growth	.690	.460	.6	5.0	.53
Global Small Capitalization	.800	.635	.6	5.0	.71
Growth	.500	.280	.6	34.0	.32
International	.690	.430	.5	21.0	.49
New World	.850	.620	.5	2.5	.74
Blue Chip Income and Growth	.500	.370	.6	4.0	.42
Global Growth and Income	.690	.480	.6	3.0	.59
Growth-Income	.500	.219	.6	34.0	.27
International Growth and Income	.690	.530	.5	1.0	.69
Asset Allocation	.500	.250	.6	8.0	.30
Bond	.480	.330	.6	8.0	.37
Global Bond	.570	.500	1.0	1.0	.54
High-Income Bond	.500	.420	.6	2.0	.46
U.S. Government/AAA-Rated Securities	.420	.290	.6	3.0	.38	(*)
Cash Management	.320	.270	1.0	2.0	.32

(*)The ratio shown is based on the investment advisory services fees before the voluntary waiver. The fee shown on the accompanying financial statements of $11,652,000, which was equivalent to an annualized rate of 0.38%, was reduced to $10,980,000, or 0.36% of average daily net assets.

Distribution services – The Series has adopted plans of distribution for Class 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the Series. During the year ended December 31, 2010, distribution expenses under the plans for the Series aggregated $173,625,000 for Class 2 and $1,077,000 for Class 3. Class 1 shares have not adopted a plan of distribution.

Transfer agent services – The aggregate fee of $4,000 was incurred during the year ended December 31, 2010, pursuant to an agreement with AFS. Under this agreement, the Series compensates AFS for transfer agent services, including shareholder recordkeeping, communications and transaction processing.

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows:

		(dollars in thousands)

		Increase in value
Fund	Current fees	of deferred amounts
Global Discovery	$2	$-	*
Global Growth	41	1
Global Small Capitalization	26	1
Growth	200	19
International	73	9
New World	16	-	*
Blue Chip Income and Growth	30	1
Global Growth and Income	17	-	*
Growth-Income	192	22
International Growth and Income	1	-	*
Asset Allocation	79	6
Bond	74	2
Global Bond	12	-	*
High-Income Bond	15	2
U.S. Government/AAA-Rated Securities	24	2
Cash Management	6	1

*Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the Series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the Series.

7.	Investment transactions and other disclosures

The following table presents additional information for the year ended December 31, 2010:

	Global	Global	Global Small				Blue Chip	Global
	Discovery	Growth	Capitalization	Growth	International	New World	Income and	Growth and
	Fund	Fund	Fund	Fund	Fund	Fund	Growth Fund	Income Fund

Purchases of investment securities*	$ 102,515	$ 1,300,396	$ 1,332,225	$ 6,674,143	$ 2,386,912	$ 435,808	$ 1,010,055	$ 606,591
Sales of investment securities*	108,360	1,312,305	1,642,242	8,345,196	2,185,751	353,679	796,632	589,365
Non-U.S taxes paid on dividend income	221	8,568	2,445	10,095	23,478	3,405	1,103	4,013
Non-U.S taxes paid on interest income		-	-	-	-	61	-	-
Non-U.S taxes paid (refunded) on realized gains	-	624	(435)	149	271	257	-	-
Non-U.S taxes provided on unrealized gains as of December 31, 2010	-	159	390	2,204	626	291	-	-
Dividends from affiliated issuers	-	-	2,570	13,705	-	-	-	625
Net realized loss from affiliated issuers	-	-	(25,247)	(139,956)	-	-	-	-

*Excludes short-term securities and U.S. government obligations, if any.
†Amount less than one thousand.

						(dollars in thousands)
								U.S.
								Government/
								AAA-Rated
	Growth-	International Growth and	Asset Allocation	Bond	Global Bond	High-Income		Securities Fund
	Income Fund	Income Fund	Fund	Fund	Fund	Bond Fund		Fund

Purchases of investment securities*	$4,913,926	$114,255	$4,529,075	$13,114,079	$1,556,272	$989,138		$4,641,359
Sales of investment securities*	5,764,183	47,227	3,771,780	12,317,026	1,242,377	882,793		4,183,164
Non-U.S taxes paid on dividend income	7,982	550	1,366	-	-	-		-
Non-U.S taxes paid on interest income	-	-	-	36	160	-	†	-
Non-U.S taxes paid (refunded) on realized gains	-	-	-	-	2	-		-
Non-U.S taxes provided on unrealized gains as of December 31, 2010	-	42	-	-	-	-		-
Dividends from affiliated issuers	-	-	-	-	-	-		-
Net realized loss from affiliated issuers	-	-	-	-	-	-		-

*Excludes short-term securities and U.S. government obligations, if any.
†Amount less than one thousand.

8.	Forward currency contracts

The funds may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The funds enter into these contracts to manage their exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the funds value forward currency contracts based on the applicable exchange rate and record unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The funds record realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations. As of December 31, 2010, International Growth and Income Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell currencies, as shown on the following tables. As of December 31, 2010, New World Fund did not have any open forward currency contracts. The open forward currency contracts shown are generally indicative of the level of activity in each fund over the prior 12-month period.

					(amounts in thousands)

			Contract amount			Unrealized (depreciation) appreciation at
	Settlement date	Counterparty	Receive		Deliver	12/31/2010
International Growth and Income Fund

Sales:
Euros	1/20/2011	HSBC Bank		$1,190	€894	$(5)

Bond Fund
Purchases:
Australian dollars	1/14/2011	JPMorgan Chase	$	A15,758	$15,500	$588
Singapore dollars	1/12/2011	HSBC Bank	$	S20,174	$15,500	220
						$808

Sales:
British pounds	1/18/2011	UBS AG		$23,039	£14,500	$435
Danish kroner	1/18/2011	UBS AG		$16,897	DKr95,000	(133)
Euros	1/6/2011	JPMorgan Chase		$29,469	€22,250	(264)
Euros	1/10/2011	HSBC Bank		$28,547	€21,440	(103)
Euros	1/11/2011	Barclays Bank PLC		$5,873	€4,490	(127)
Euros	1/12/2011	Bank of New York Mellon		$6,549	€5,000	(133)
Euros	1/14/2011	UBS AG		$2,877	€2,160	(9)
Euros	1/26/2011	HSBC Bank		$36,206	€27,670	(768)
Euros	1/31/2011	Barclays Bank PLC		$28,852	€21,940	(465)
Hungarian forints	1/21/2011	HSBC Bank		$6,318	HUF1,312,360	23
Swedish kronor	1/20/2011	HSBC Bank		$8,215	SKr56,110	(122)
						$(1,666)

Forward currency contracts - net						$(858)

Global Bond Fund
Purchases:
Australian dollars	1/13/2011	UBS AG	$	A7,995	$7,840	$323
Australian dollars	1/14/2011	JPMorgan Chase	$	A10,929	$10,750	407
Japanese yen	1/11/2011	JPMorgan Chase		¥863,583	$10,355	283
Japanese yen	1/13/2011	Bank of New York Mellon		¥796,100	$9,523	284
Japanese yen	1/14/2011	Bank of New York Mellon		¥2,444,871	$29,327	790
Japanese yen	1/20/2011	Barclays Bank PLC		¥1,049,507	$12,552	378
Japanese yen	1/31/2011	JPMorgan Chase		¥485,478	$5,864	118
Singapore dollars	1/12/2011	HSBC Bank	$	S13,992	$10,750	153
						$2,736

Sales:
British pounds	1/10/2011	JPMorgan Chase		€3,981	£3,355	$89
British pounds	1/18/2011	JPMorgan Chase		€681	£580	6
British pounds	1/24/2011	UBS AG		€9,281	£7,850	166
Euros	1/6/2011	Barclays Bank PLC		$6,569	€5,000	(113)
Euros	1/6/2011	HSBC Bank		$15,761	€11,910	(154)
Euros	1/6/2011	JPMorgan Chase		$15,774	€11,910	(141)
Euros	1/11/2011	Barclays Bank PLC		$5,206	€3,980	(112)
Euros	1/11/2011	HSBC Bank		$1,181	€900	(22)
Euros	1/12/2011	Barclays Bank PLC		$10,611	€7,950	(12)
Euros	1/14/2011	JPMorgan Chase		$134	€100	- *
Euros	1/21/2011	HSBC Bank		$662	€500	(7)
Euros	1/21/2011	JPMorgan Chase		$31,612	€24,000	(458)
Euros	1/25/2011	UBS AG		$4,510	€3,445	(94)
Euros	1/26/2011	HSBC Bank		$10,102	€7,720	(214)
Euros	1/31/2011	JPMorgan Chase		$25,966	€19,750	(425)
Euros	2/3/2011	UBS AG		$1,573	€1,200	(31)
						$(1,522)

Forward currency contracts - net						$1,214

High-Income Bond Fund
Sales:
Euros	1/12/2011	Bank of New York Mellon		$3,929	€3,000	$(79)
Euros	1/14/2011	JPMorgan Chase		$8,286	€6,200	1
Euros	1/21/2011	JPMorgan Chase		$3,951	€3,000	(58)
Euros	1/21/2011	HSBC Bank		$662	€500	(7)
						$(143)

*Amount less than one thousand.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver(3)	Ratio of net income (loss) to average net assets(3)
Global Discovery Fund
Class 1
12/31/10	$11.20	$.10	$1.07	$1.17	$(.09)	$-	$(.09)	$12.28	10.43%	$31	.61%	.61%	.87%
12/31/09	7.45	.05	3.78	3.83	(.08)	-	(.08)	11.20	51.49	31	.61	.61	.59
12/31/08	14.09	.15	(6.37)	(6.22)	(.12)	(.30)	(.42)	7.45	(45.02)	18	.60	.55	1.33
12/31/07	13.05	.17	2.07	2.24	(.16)	(1.04)	(1.20)	14.09	17.55	35	.60	.54	1.25
12/31/06	11.63	.15	1.89	2.04	(.13)	(.49)	(.62)	13.05	17.66	28	.62	.56	1.19
Class 2
12/31/10	11.15	.07	1.06	1.13	(.06)	-	(.06)	12.22	10.14	217	.86	.86	.62
12/31/09	7.43	.03	3.74	3.77	(.05)	-	(.05)	11.15	50.91	192	.86	.86	.36
12/31/08	14.02	.12	(6.32)	(6.20)	(.09)	(.30)	(.39)	7.43	(45.09)	131	.85	.80	1.08
12/31/07	13.00	.14	2.05	2.19	(.13)	(1.04)	(1.17)	14.02	17.22	240	.85	.79	.98
12/31/06	11.59	.11	1.89	2.00	(.10)	(.49)	(.59)	13.00	17.41	151	.87	.81	.94
Global Growth Fund
Class 1
12/31/10	$19.61	$.30	$2.04	$2.34	$(.34)	$-	$(.34)	$21.61	12.04%	$1,227	.56%	.56%	1.54%
12/31/09	13.96	.26	5.67	5.93	(.28)	-	(.28)	19.61	42.58	1,037	.56	.56	1.59
12/31/08	25.15	.47	(9.50)	(9.03)	(.41)	(1.75)	(2.16)	13.96	(38.23)	675	.55	.50	2.37
12/31/07	23.44	.51	2.98	3.49	(.76)	(1.02)	(1.78)	25.15	15.16	684	.55	.50	2.06
12/31/06	19.63	.41	3.62	4.03	(.22)	-	(.22)	23.44	20.73	278	.58	.53	1.95
Class 2
12/31/10	19.50	.25	2.03	2.28	(.30)	-	(.30)	21.48	11.75	4,308	.81	.81	1.30
12/31/09	13.88	.22	5.64	5.86	(.24)	-	(.24)	19.50	42.30	4,100	.82	.82	1.36
12/31/08	25.00	.42	(9.43)	(9.01)	(.36)	(1.75)	(2.11)	13.88	(38.39)	3,198	.80	.75	2.12
12/31/07	23.29	.45	2.95	3.40	(.67)	(1.02)	(1.69)	25.00	14.85	5,180	.80	.75	1.84
12/31/06	19.52	.36	3.59	3.95	(.18)	-	(.18)	23.29	20.43	4,015	.83	.78	1.71
Global Small Capitalization Fund
Class 1
12/31/10	$18.00	$.13	$3.91	$4.04	$(.37)	$-	$(.37)	$21.67	22.76%	$818	.75%	.75%	.69%
12/31/09	11.18	.09	6.80	6.89	(.07)	-	(.07)	18.00	61.63	604	.76	.76	.61
12/31/08	27.20	.19	(13.33)	(13.14)	-	(2.88)	(2.88)	11.18	(53.39)	306	.74	.67	1.01
12/31/07	24.87	.12	5.27	5.39	(.90)	(2.16)	(3.06)	27.20	21.73	369	.73	.66	.45
12/31/06	21.29	.19	4.74	4.93	(.14)	(1.21)	(1.35)	24.87	24.35	247	.77	.69	.82
Class 2
12/31/10	17.74	.08	3.86	3.94	(.33)	-	(.33)	21.35	22.41	3,189	1.00	1.00	.45
12/31/09	11.03	.05	6.70	6.75	(.04)	-	(.04)	17.74	61.30	2,678	1.01	1.01	.36
12/31/08	26.95	.14	(13.18)	(13.04)	-	(2.88)	(2.88)	11.03	(53.52)	1,748	.99	.92	.70
12/31/07	24.64	.05	5.22	5.27	(.80)	(2.16)	(2.96)	26.95	21.43	3,975	.98	.91	.20
12/31/06	21.12	.14	4.70	4.84	(.11)	(1.21)	(1.32)	24.64	24.05	2,927	1.02	.94	.61
Growth Fund
Class 1
12/31/10	$46.45	$.49	$8.32	$8.81	$(.48)	$-	$(.48)	$54.78	19.01%	$8,011	.34%	.34%	1.02%
12/31/09	33.51	.35	12.94	13.29	(.35)	-	(.35)	46.45	39.74	6,565	.35	.35	.91
12/31/08	67.22	.63	(27.52)	(26.89)	(.56)	(6.26)	(6.82)	33.51	(43.83)	4,768	.33	.30	1.23
12/31/07	64.51	.68	7.44	8.12	(.68)	(4.73)	(5.41)	67.22	12.64	5,051	.33	.30	1.00
12/31/06	59.36	.70	5.46	6.16	(.63)	(.38)	(1.01)	64.51	10.48	3,503	.34	.31	1.14
Class 2
12/31/10	46.10	.36	8.24	8.60	(.35)	-	(.35)	54.35	18.68	19,896	.59	.59	.76
12/31/09	33.27	.25	12.84	13.09	(.26)	-	(.26)	46.10	39.41	18,201	.60	.60	.66
12/31/08	66.72	.50	(27.27)	(26.77)	(.42)	(6.26)	(6.68)	33.27	(43.97)	13,383	.58	.55	.95
12/31/07	64.08	.50	7.39	7.89	(.52)	(4.73)	(5.25)	66.72	12.35	25,359	.58	.55	.74
12/31/06	58.98	.54	5.43	5.97	(.49)	(.38)	(.87)	64.08	10.22	23,122	.59	.56	.89
Class 3
12/31/10	46.49	.40	8.31	8.71	(.38)	-	(.38)	54.82	18.76	232	.52	.52	.82
12/31/09	33.54	.28	12.95	13.23	(.28)	-	(.28)	46.49	39.51	230	.53	.53	.72
12/31/08	67.21	.54	(27.50)	(26.96)	(.45)	(6.26)	(6.71)	33.54	(43.93)	198	.51	.48	1.02
12/31/07	64.50	.55	7.45	8.00	(.56)	(4.73)	(5.29)	67.21	12.44	425	.51	.48	.81
12/31/06	59.34	.59	5.46	6.05	(.51)	(.38)	(.89)	64.50	10.29	451	.52	.49	.95
International Fund
Class 1
12/31/10	$17.17	$.28	$.99	$1.27	$(.39)	$-	$(.39)	$18.05	7.52%	$3,490	.53%	.53%	1.69%
12/31/09	12.22	.24	5.04	5.28	(.25)	(.08)	(.33)	17.17	43.50	2,851	.54	.54	1.70
12/31/08	24.81	.43	(9.88)	(9.45)	(.40)	(2.74)	(3.14)	12.22	(42.01)	1,864	.52	.48	2.42
12/31/07	22.01	.43	3.95	4.38	(.41)	(1.17)	(1.58)	24.81	20.30	1,708	.52	.47	1.82
12/31/06	18.96	.41	3.21	3.62	(.38)	(.19)	(.57)	22.01	19.33	1,648	.54	.49	1.99
Class 2
12/31/10	17.11	.24	.98	1.22	(.35)	-	(.35)	17.98	7.23	6,615	.78	.78	1.46
12/31/09	12.19	.21	5.01	5.22	(.22)	(.08)	(.30)	17.11	43.07	6,411	.79	.79	1.48
12/31/08	24.72	.41	(9.85)	(9.44)	(.35)	(2.74)	(3.09)	12.19	(42.12)	4,901	.77	.72	2.16
12/31/07	21.94	.36	3.94	4.30	(.35)	(1.17)	(1.52)	24.72	20.02	9,719	.77	.72	1.55
12/31/06	18.92	.35	3.20	3.55	(.34)	(.19)	(.53)	21.94	18.98	7,260	.79	.74	1.72
Class 3
12/31/10	17.18	.26	.97	1.23	(.36)	-	(.36)	18.05	7.26	61	.71	.71	1.54
12/31/09	12.23	.22	5.04	5.26	(.23)	(.08)	(.31)	17.18	43.25	68	.72	.72	1.54
12/31/08	24.80	.43	(9.90)	(9.47)	(.36)	(2.74)	(3.10)	12.23	(42.10)	57	.70	.65	2.25
12/31/07	22.00	.39	3.94	4.33	(.36)	(1.17)	(1.53)	24.80	20.10	123	.70	.65	1.64
12/31/06	18.96	.37	3.20	3.57	(.34)	(.19)	(.53)	22.00	19.07	120	.72	.67	1.81
New World Fund
Class 1
12/31/10	$20.04	$.37	$3.25	$3.62	$(.38)	$-	$(.38)	$23.28	18.20%	$774	.80%	.80%	1.76%
12/31/09	13.57	.34	6.42	6.76	(.29)	-	(.29)	20.04	49.95	500	.82	.82	2.02
12/31/08	25.88	.43	(10.68)	(10.25)	(.36)	(1.70)	(2.06)	13.57	(42.20)	253	.81	.73	2.18
12/31/07	21.56	.46	6.25	6.71	(.83)	(1.56)	(2.39)	25.88	32.53	261	.82	.74	1.92
12/31/06	16.67	.41	4.95	5.36	(.32)	(.15)	(.47)	21.56	32.88	126	.88	.80	2.19
Class 2
12/31/10	19.89	.31	3.22	3.53	(.33)	-	(.33)	23.09	17.87	1,739	1.05	1.05	1.52
12/31/09	13.47	.29	6.38	6.67	(.25)	-	(.25)	19.89	49.65	1,492	1.07	1.07	1.78
12/31/08	25.69	.40	(10.62)	(10.22)	(.30)	(1.70)	(2.00)	13.47	(42.37)	1,044	1.06	.98	1.94
12/31/07	21.40	.40	6.20	6.60	(.75)	(1.56)	(2.31)	25.69	32.21	1,875	1.07	.99	1.69
12/31/06	16.56	.36	4.92	5.28	(.29)	(.15)	(.44)	21.40	32.59	1,175	1.13	1.05	1.93
Blue Chip Income and Growth Fund
Class 1
12/31/10	$8.37	$.18	$.87	$1.05	$(.17)	$-	$(.17)	$9.25	12.61%	$674	.44%	.44%	2.10%
12/31/09	6.67	.16	1.71	1.87	(.17)	-	(.17)	8.37	28.18	408	.44	.44	2.26
12/31/08	11.53	.22	(4.22)	(4.00)	(.21)	(.65)	(.86)	6.67	(36.30)	220	.43	.39	2.48
12/31/07	11.97	.24	.07	.31	(.36)	(.39)	(.75)	11.53	2.25	143	.42	.38	1.95
12/31/06	10.91	.20	1.63	1.83	(.16)	(.61)	(.77)	11.97	17.73	159	.43	.39	1.75
Class 2
12/31/10	8.31	.16	.86	1.02	(.15)	-	(.15)	9.18	12.33	3,677	.69	.69	1.87
12/31/09	6.62	.14	1.70	1.84	(.15)	-	(.15)	8.31	27.97	3,344	.69	.69	2.06
12/31/08	11.45	.19	(4.18)	(3.99)	(.19)	(.65)	(.84)	6.62	(36.50)	2,602	.68	.64	2.10
12/31/07	11.87	.21	.07	.28	(.31)	(.39)	(.70)	11.45	2.03	4,274	.67	.63	1.70
12/31/06	10.83	.17	1.61	1.78	(.13)	(.61)	(.74)	11.87	17.42	3,937	.68	.64	1.50
Global Growth and Income Fund
Class 1
12/31/10	$9.14	$.23	$.85	$1.08	$(.26)	$-	$(.26)	$9.96	12.02%	$171	.61%	.61%	2.54%
12/31/09	6.68	.20	2.47	2.67	(.21)	-	(.21)	9.14	40.11	160	.63	.63	2.63
12/31/08	11.78	.28	(5.09)	(4.81)	(.22)	(.07)	(.29)	6.68	(41.06)	95	.62	.56	3.00
12/31/07	10.98	.28	1.14	1.42	(.22)	(.40)	(.62)	11.78	13.04	79	.71	.58	2.37
12/31/06(4)	10.00	.14	.91	1.05	(.07)	-	(.07)	10.98	10.49	45	.72 (5)	.65 (5)	2.10 (5)
Class 2
12/31/10	9.12	.21	.85	1.06	(.24)	-	(.24)	9.94	11.78	2,130	.86	.86	2.28
12/31/09	6.67	.18	2.46	2.64	(.19)	-	(.19)	9.12	39.72	1,951	.88	.88	2.42
12/31/08	11.75	.26	(5.07)	(4.81)	(.20)	(.07)	(.27)	6.67	(41.17)	1,529	.86	.81	2.73
12/31/07	10.97	.25	1.13	1.38	(.20)	(.40)	(.60)	11.75	12.67	1,997	.96	.83	2.11
12/31/06(4)	10.00	.11	.92	1.03	(.06)	-	(.06)	10.97	10.30	638	.97 (5)	.90 (5)	1.64 (5)
Growth-Income Fund
Class 1
12/31/10	$31.37	$.56	$3.10	$3.66	$(.56)	$-	$(.56)	$34.47	11.72%	$9,370	.29%	.29%	1.76%
12/31/09	24.25	.49	7.13	7.62	(.50)	-	(.50)	31.37	31.54	8,142	.29	.29	1.83
12/31/08	42.52	.69	(15.91)	(15.22)	(.69)	(2.36)	(3.05)	24.25	(37.68)	5,034	.28	.25	2.03
12/31/07	42.43	.80	1.51	2.31	(.77)	(1.45)	(2.22)	42.52	5.32	5,618	.27	.25	1.82
12/31/06	38.31	.77	5.03	5.80	(.72)	(.96)	(1.68)	42.43	15.51	3,759	.28	.25	1.92
Class 2
12/31/10	31.18	.48	3.07	3.55	(.48)	-	(.48)	34.25	11.43	16,668	.54	.54	1.52
12/31/09	24.11	.42	7.09	7.51	(.44)	-	(.44)	31.18	31.24	16,220	.54	.54	1.60
12/31/08	42.26	.60	(15.80)	(15.20)	(.59)	(2.36)	(2.95)	24.11	(37.85)	13,046	.53	.50	1.75
12/31/07	42.19	.68	1.50	2.18	(.66)	(1.45)	(2.11)	42.26	5.04	23,243	.52	.50	1.57
12/31/06	38.12	.67	4.99	5.66	(.63)	(.96)	(1.59)	42.19	15.20	22,688	.53	.50	1.67
Class 3
12/31/10	31.39	.50	3.09	3.59	(.49)	-	(.49)	34.49	11.50	209	.47	.47	1.59
12/31/09	24.27	.45	7.12	7.57	(.45)	-	(.45)	31.39	31.30	225	.47	.47	1.68
12/31/08	42.51	.64	(15.90)	(15.26)	(.62)	(2.36)	(2.98)	24.27	(37.78)	205	.46	.43	1.83
12/31/07	42.42	.73	1.50	2.23	(.69)	(1.45)	(2.14)	42.51	5.12	405	.45	.43	1.64
12/31/06	38.31	.70	5.01	5.71	(.64)	(.96)	(1.60)	42.42	15.30	458	.46	.43	1.74
International Growth and Income Fund
Class 1
12/31/10	$14.92	$.38	$.68	$1.06	$(.33)	$(.40)	$(.73)	$15.25	7.24%	$32	.74%	.74%	2.61%
12/31/09	10.92	.36	4.04	4.40	(.19)	(.21)	(.40)	14.92	40.38	28	.74	.74	2.74
12/31/08(6)	10.00	.01	.92	.93	(.01)	-	(.01)	10.92	9.28	12	.09	.08	.14
Class 2
12/31/10	14.90	.35	.67	1.02	(.31)	(.40)	(.71)	15.21	6.92	180	.99	.99	2.37
12/31/09	10.92	.26	4.10	4.36	(.17)	(.21)	(.38)	14.90	40.04	99	.99	.99	1.89
12/31/08(6)	10.00	.01	.92	.93	(.01)	-	(.01)	10.92	9.27	4	.11	.11	.05
Asset Allocation Fund
Class 1
12/31/10	$14.75	$.35	$1.52	$1.87	$(.34)	$-	$(.34)	$16.28	12.75%	$5,235	.31%	.31%	2.33%
12/31/09	12.16	.35	2.59	2.94	(.35)	-	(.35)	14.75	24.27	4,151	.32	.32	2.65
12/31/08	18.51	.47	(5.70)	(5.23)	(.45)	(.67)	(1.12)	12.16	(29.30)	2,243	.32	.29	2.98
12/31/07	18.34	.51	.75	1.26	(.45)	(.64)	(1.09)	18.51	6.82	1,927	.32	.29	2.69
12/31/06	16.56	.47	1.97	2.44	(.43)	(.23)	(.66)	18.34	14.96	1,079	.33	.30	2.67
Class 2
12/31/10	14.65	.31	1.51	1.82	(.30)	-	(.30)	16.17	12.50	5,689	.57	.57	2.08
12/31/09	12.08	.32	2.56	2.88	(.31)	-	(.31)	14.65	23.98	5,537	.58	.58	2.45
12/31/08	18.39	.43	(5.66)	(5.23)	(.41)	(.67)	(1.08)	12.08	(29.51)	4,822	.57	.54	2.70
12/31/07	18.23	.47	.74	1.21	(.41)	(.64)	(1.05)	18.39	6.55	7,308	.57	.54	2.45
12/31/06	16.47	.42	1.96	2.38	(.39)	(.23)	(.62)	18.23	14.66	6,362	.58	.55	2.42
Class 3
12/31/10	14.75	.32	1.53	1.85	(.31)	-	(.31)	16.29	12.62	44	.50	.50	2.15
12/31/09	12.17	.33	2.57	2.90	(.32)	-	(.32)	14.75	23.95	44	.51	.51	2.53
12/31/08	18.50	.44	(5.68)	(5.24)	(.42)	(.67)	(1.09)	12.17	(29.39)	41	.50	.47	2.77
12/31/07	18.34	.48	.74	1.22	(.42)	(.64)	(1.06)	18.50	6.56	71	.50	.47	2.52
12/31/06	16.56	.44	1.97	2.41	(.40)	(.23)	(.63)	18.34	14.75	76	.51	.48	2.49
Bond Fund
Class 1
12/31/10	$10.33	$.33	$.36	$.69	$(.35)	$-	$(.35)	$10.67	6.73%	$4,768	.38%	.38%	3.03%
12/31/09	9.45	.42	.80	1.22	(.34)	-	(.34)	10.33	12.83	3,775	.39	.39	4.19
12/31/08	11.14	.61	(1.64)	(1.03)	(.63)	(.03)	(.66)	9.45	(9.16)	2,090	.40	.36	5.84
12/31/07	11.64	.65	(.24)	.41	(.91)	-	(.91)	11.14	3.66	436	.41	.37	5.59
12/31/06	11.31	.63	.17	.80	(.47)	-	(.47)	11.64	7.31	230	.43	.39	5.54
Class 2
12/31/10	10.23	.30	.36	.66	(.33)	-	(.33)	10.56	6.44	5,074	.63	.63	2.79
12/31/09	9.36	.40	.79	1.19	(.32)	-	(.32)	10.23	12.61	4,635	.64	.64	4.00
12/31/08	11.03	.59	(1.63)	(1.04)	(.60)	(.03)	(.63)	9.36	(9.35)	3,432	.65	.61	5.53
12/31/07	11.53	.61	(.24)	.37	(.87)	-	(.87)	11.03	3.33	4,679	.66	.62	5.34
12/31/06	11.22	.60	.16	.76	(.45)	-	(.45)	11.53	6.99	3,374	.68	.64	5.29
Global Bond Fund
Class 1
12/31/10	$11.57	$.41	$.21	$.62	$(.37)	$-	$(.37)	$11.82	5.44%	$325	.57%	.57%	3.42%
12/31/09	10.68	.45	.62	1.07	(.18)	-	(.18)	11.57	10.04	162	.59	.59	4.06
12/31/08	10.83	.48	(.09)	.39	(.54)	- (7)	(.54)	10.68	3.60	111	.59	.53	4.36
12/31/07	10.18	.49	.47	.96	(.31)	-	(.31)	10.83	9.54	28	.61	.55	4.61
12/31/06(8)	10.00	.10	.15	.25	(.07)	-	(.07)	10.18	2.52	12	.15	.13	1.00
Class 2
12/31/10	11.53	.38	.22	.60	(.35)	-	(.35)	11.78	5.23	1,497	.83	.83	3.21
12/31/09	10.66	.42	.61	1.03	(.16)	-	(.16)	11.53	9.69	1,203	.84	.84	3.79
12/31/08	10.81	.44	(.07)	.37	(.52)	- (7)	(.52)	10.66	3.48	802	.84	.79	4.06
12/31/07	10.17	.47	.47	.94	(.30)	-	(.30)	10.81	9.23	279	.86	.80	4.41
12/31/06(9)	10.00	.06	.18	.24	(.07)	-	(.07)	10.17	1.99	15	.13	.12	.60
High-Income Bond Fund
Class 1
12/31/10	$10.49	$.91	$.68	$1.59	$(.88)	$-	$(.88)	$11.20	15.38%	$769	.48%	.48%	8.15%
12/31/09	8.05	.75	2.41	3.16	(.72)	-	(.72)	10.49	39.45	635	.48	.48	7.86
12/31/08	11.65	.87	(3.64)	(2.77)	(.83)	-	(.83)	8.05	(23.74)	340	.48	.43	8.22
12/31/07	12.90	.95	(.72)	.23	(1.48)	-	(1.48)	11.65	1.62	308	.48	.44	7.41
12/31/06	12.41	.92	.37	1.29	(.80)	-	(.80)	12.90	10.89	293	.49	.45	7.36
Class 2
12/31/10	10.39	.87	.68	1.55	(.86)	-	(.86)	11.08	15.07	1,142	.73	.73	7.91
12/31/09	7.99	.71	2.39	3.10	(.70)	-	(.70)	10.39	38.94	1,063	.74	.74	7.62
12/31/08	11.55	.84	(3.60)	(2.76)	(.80)	-	(.80)	7.99	(23.84)	780	.73	.68	7.92
12/31/07	12.79	.91	(.72)	.19	(1.43)	-	(1.43)	11.55	1.33	996	.73	.69	7.17
12/31/06	12.32	.89	.36	1.25	(.78)	-	(.78)	12.79	10.59	832	.74	.70	7.12
Class 3
12/31/10	10.51	.89	.68	1.57	(.86)	-	(.86)	11.22	15.14	23	.66	.66	7.98
12/31/09	8.07	.73	2.42	3.15	(.71)	-	(.71)	10.51	39.14	24	.67	.67	7.69
12/31/08	11.65	.86	(3.64)	(2.78)	(.80)	-	(.80)	8.07	(23.76)	18	.66	.61	7.96
12/31/07	12.88	.92	(.72)	.20	(1.43)	-	(1.43)	11.65	1.40	28	.66	.62	7.21
12/31/06	12.39	.90	.36	1.26	(.77)	-	(.77)	12.88	10.66	34	.67	.63	7.19
U.S. Government/AAA-Rated Securities Fund
Class 1
12/31/10	$12.18	$.26	$.46	$.72	$(.25)	$(.06)	$(.31)	$12.59	5.94%	$1,492	.39%	.36%	2.07%
12/31/09	12.29	.37	(.03)	.34	(.34)	(.11)	(.45)	12.18	2.79	999	.41	.41	2.99
12/31/08	11.73	.50	.41	.91	(.35)	-	(.35)	12.29	7.84	496	.43	.38	4.17
12/31/07	11.87	.58	.20	.78	(.92)	-	(.92)	11.73	6.83	211	.46	.41	4.83
12/31/06	11.91	.55	(.10)	.45	(.49)	-	(.49)	11.87	3.95	218	.47	.42	4.64
Class 2
12/31/10	12.08	.23	.46	.69	(.22)	(.06)	(.28)	12.49	5.75	1,959	.64	.62	1.83
12/31/09	12.20	.34	(.03)	.31	(.32)	(.11)	(.43)	12.08	2.50	1,561	.66	.66	2.79
12/31/08	11.65	.47	.41	.88	(.33)	-	(.33)	12.20	7.63	1,219	.68	.64	3.93
12/31/07	11.79	.54	.19	.73	(.87)	-	(.87)	11.65	6.49	597	.71	.66	4.58
12/31/06	11.83	.51	(.09)	.42	(.46)	-	(.46)	11.79	3.75	402	.72	.67	4.40
Class 3
12/31/10	12.19	.24	.47	.71	(.23)	(.06)	(.29)	12.61	5.82	26	.57	.55	1.92
12/31/09	12.30	.36	(.04)	.32	(.32)	(.11)	(.43)	12.19	2.58	27	.59	.59	2.91
12/31/08	11.74	.48	.41	.89	(.33)	-	(.33)	12.30	7.66	33	.61	.57	4.03
12/31/07	11.86	.55	.20	.75	(.87)	-	(.87)	11.74	6.63	29	.64	.59	4.65
12/31/06	11.89	.52	(.09)	.43	(.46)	-	(.46)	11.86	3.80	32	.65	.60	4.45
Cash Management Fund
Class 1
12/31/10	$11.40	$(.02)	$.01	$(.01)	$-	$-	$-	$11.39	(.09)%	$83	.33%	.33%	(.14)%
12/31/09	11.44	(.01)	- (7)	(.01)	(.03)	- (7)	(.03)	11.40	(.10)	105	.33	.33	(.08)
12/31/08	11.40	.24	- (7)	.24	(.20)	-	(.20)	11.44	2.15	158	.32	.29	2.07
12/31/07	11.62	.57	- (7)	.57	(.79)	-	(.79)	11.40	4.95	112	.33	.30	4.88
12/31/06	11.31	.54	- (7)	.54	(.23)	-	(.23)	11.62	4.81	98	.33	.30	4.74
Class 2
12/31/10	11.32	(.04)	- (7)	(.04)	-	-	-	11.28	(.35)	522	.58	.58	(.39)
12/31/09	11.38	(.04)	- (7)	(.04)	(.02)	- (7)	(.02)	11.32	(.33)	664	.58	.58	(.33)
12/31/08	11.35	.20	.02	.22	(.19)	-	(.19)	11.38	1.90	1,023	.57	.54	1.73
12/31/07	11.56	.54	- (7)	.54	(.75)	-	(.75)	11.35	4.73	452	.58	.55	4.61
12/31/06	11.26	.51	- (7)	.51	(.21)	-	(.21)	11.56	4.59	282	.58	.55	4.52
Class 3
12/31/10	11.38	(.04)	- (7)	(.04)	-	-	-	11.34	(.35)	13	.51	.51	(.32)
12/31/09	11.44	(.03)	(.01)	(.04)	(.02)	- (7)	(.02)	11.38	(.31)	17	.51	.51	(.27)
12/31/08	11.40	.22	.01	.23	(.19)	-	(.19)	11.44	1.99	25	.50	.47	1.91
12/31/07	11.60	.55	- (7)	.55	(.75)	-	(.75)	11.40	4.83	20	.51	.48	4.70
12/31/06	11.29	.52	- (7)	.52	(.21)	-	(.21)	11.60	4.64	18	.51	.48	4.53

	Year Ended December 31
Portfolio turnover rate for all share classes	2010	2009	2008		2007	2006
Global Discovery Fund	61%	60%	46%		50%	31%
Global Growth Fund	28	43	38		38	31
Global Small Capitalization Fund	47	55	47		49	50
Growth Fund	28	37	26		40	35
International Fund	25	46	52		41	29
New World Fund	18	25	32		34	32
Blue Chip Income and Growth Fund	22	22	24		27	21
Global Growth and Income Fund	30	47	36		36	8	(4)
Growth-Income Fund	22	24	31		24	25
International Growth and Income Fund	31	21	-	(6)	-	-
Asset Allocation Fund	46	41	36		29	38
Bond Fund	187	125	63		57	57
Global Bond Fund	106	86	118		85	7	(8)
High-Income Bond Fund	54	47	29		32	35
U.S. Government/AAA-Rated Securities Fund	208	100	108		91	76
Cash Management Fund	-	-	-		-	-

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)This column reflects the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
(4)From May 1, 2006, commencement of operations.
(5)Annualized.
(6)From November 18, 2008, commencement of operations.
(7)Amount less than $.01.
(8)From October 4, 2006, commencement of operations.
(9)From November 6, 2006, when Class 2 shares were first issued.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series:

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolio for Cash Management Fund), and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Asset Allocation Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the "Series") at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2011

Expense example
                                                unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the Series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010, through December 31, 2010).

Actual expenses:
The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2010	Ending account value 12/31/2010	Expenses paid during period*	Annualized expense ratio

Global Discovery Fund
Class 1 -- actual return	$1,000.00	$1,219.08	$3.36	.60%
Class 1 -- assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 2 -- actual return	1,000.00	1,216.48	4.75	.85
Class 2 -- assumed 5% return	1,000.00	1,020.92	4.33	.85
Global Growth Fund
Class 1 -- actual return	$1,000.00	$1,247.80	$3.12	.55%
Class 1 -- assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 -- actual return	1,000.00	1,246.55	4.53	.80
Class 2 -- assumed 5% return	1,000.00	1,021.17	4.08	.80
Global Small Capitalization Fund
Class 1 -- actual return	$1,000.00	$1,282.84	$4.20	.73%
Class 1 -- assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 2 -- actual return	1,000.00	1,281.34	5.64	.98
Class 2 -- assumed 5% return	1,000.00	1,020.27	4.99	.98
Growth Fund
Class 1 -- actual return	$1,000.00	$1,257.26	$1.88	.33%
Class 1 -- assumed 5% return	1,000.00	1,023.54	1.68	.33
Class 2 -- actual return	1,000.00	1,255.47	3.30	.58
Class 2 -- assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 3 -- actual return	1,000.00	1,255.81	2.90	.51
Class 3 -- assumed 5% return	1,000.00	1,022.63	2.60	.51
International Fund
Class 1 -- actual return	$1,000.00	$1,238.46	$2.99	.53%
Class 1 -- assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 -- actual return	1,000.00	1,236.36	4.40	.78
Class 2 -- assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 -- actual return	1,000.00	1,236.61	4.00	.71
Class 3 -- assumed 5% return	1,000.00	1,021.63	3.62	.71
New World Fund
Class 1 -- actual return	$1,000.00	$1,246.11	$4.42	.78%
Class 1 -- assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 -- actual return	1,000.00	1,244.32	5.83	1.03
Class 2 -- assumed 5% return	1,000.00	1,020.01	5.24	1.03
Blue Chip Income and Growth Fund
Class 1 -- actual return	$1,000.00	$1,212.46	$2.40	.43%
Class 1 -- assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 2 -- actual return	1,000.00	1,210.46	3.79	.68
Class 2 -- assumed 5% return	1,000.00	1,021.78	3.47	.68
Global Growth and Income Fund
Class 1 -- actual return	$1,000.00	$1,227.41	$3.42	.61%
Class 1 -- assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 2 -- actual return	1,000.00	1,225.62	4.82	.86
Class 2 -- assumed 5% return	1,000.00	1,020.87	4.38	.86
Growth-Income Fund
Class 1 -- actual return	$1,000.00	$1,226.65	$1.57	.28%
Class 1 -- assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 2 -- actual return	1,000.00	1,224.71	2.97	.53
Class 2 -- assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 3 -- actual return	1,000.00	1,225.08	2.58	.46
Class 3 -- assumed 5% return	1,000.00	1,022.89	2.35	.46
International Growth and Income Fund
Class 1 -- actual return	$1,000.00	$1,230.39	$4.10	.73%
Class 1 -- assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 2 -- actual return	1,000.00	1,228.91	5.51	.98
Class 2 -- assumed 5% return	1,000.00	1,020.27	4.99	.98
Asset Allocation Fund
Class 1 -- actual return	$1,000.00	$1,187.35	$1.71	.31%
Class 1 -- assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 2 -- actual return	1,000.00	1,186.49	3.09	.56
Class 2 -- assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 -- actual return	1,000.00	1,187.18	2.70	.49
Class 3 -- assumed 5% return	1,000.00	1,022.74	2.50	.49
Bond Fund
Class 1 -- actual return	$1,000.00	$1,018.77	$1.93	.38%
Class 1 -- assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 2 -- actual return	1,000.00	1,017.84	3.20	.63
Class 2 -- assumed 5% return	1,000.00	1,022.03	3.21	.63
Global Bond Fund
Class 1 -- actual return	$1,000.00	$1,060.76	$2.96	.57%
Class 1 -- assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 2 -- actual return	1,000.00	1,059.94	4.26	.82
Class 2 -- assumed 5% return	1,000.00	1,021.07	4.18	.82
High-Income Bond Fund
Class 1 -- actual return	$1,000.00	$1,110.45	$2.50	.47%
Class 1 -- assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 2 -- actual return	1,000.00	1,108.48	3.83	.72
Class 2 -- assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 3 -- actual return	1,000.00	1,109.65	3.46	.65
Class 3 -- assumed 5% return	1,000.00	1,021.93	3.31	.65
U.S. Government/AAA-Rated Securities Fund
Class 1 -- actual return	$1,000.00	$1,004.17	$1.72	.34%
Class 1 -- assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 2 -- actual return	1,000.00	1,003.08	2.98	.59
Class 2 -- assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 3 -- actual return	1,000.00	1,004.16	2.63	.52
Class 3 -- assumed 5% return	1,000.00	1,022.58	2.65	.52
Cash Management Fund
Class 1 -- actual return	$1,000.00	$999.12	$1.66	.33%
Class 1 -- assumed 5% return	1,000.00	1,023.54	1.68	.33
Class 2 -- actual return	1,000.00	998.23	2.92	.58
Class 2 -- assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 3 -- actual return	1,000.00	998.24	2.57	.51
Class 3 -- assumed 5% return	1,000.00	1,022.63	2.60	.51

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The series’ board has approved the Investment Advisory and Service Agreement (the “agreement”) in respect of each fund of the series with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2011. The agreement was amended to reduce the advisory fees of U.S. Government/AAA-Rated Securities Fund at various breakpoints. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the funds and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objective. They compared each fund’s total returns with those of other relevant funds and market data, such as relevant market indexes, for the seven-month and one-, three-, five- and 10-year periods ended October 31, 2010 (as applicable) and for the lifetime of each fund. This report, including each fund’s summary page and related disclosures, contains certain information about each fund’s investment results.

Global Discovery Fund invests primarily in stocks of companies in the services and information areas of the global economy. The board and the committee reviewed the fund’s investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Multi-Cap Growth Funds Average and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three benchmarks over the three- and five-year periods and lower over the seven-month and one-year periods. The board and the committee further noted that over the lifetime of the fund since July 5, 2001, the fund’s investment results were significantly higher than the Global Service and Information Index and the Lipper Multi-Cap Growth Funds Average, although lower than the Standard & Poor’s index.

Global Growth Fund invests primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI World Index and (ii) the Lipper Global Funds Average. They noted that the fund’s investment results were superior to both benchmarks over the three-, five- and 10-year periods and mixed over the seven-month and one-year periods. The board and the committee further noted that over the lifetime of the fund since April 30, 1997, the fund’s investment results were significantly higher than both benchmarks.

Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World Small Cap Index and (ii) the Lipper Global Small/Mid-Cap Funds Average. They noted that the fund’s investment results were superior to both benchmarks over the five-year period, mixed over the seven-month and one- and 10-year periods and lower over the three-year period. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were significantly higher than both benchmarks.

Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth Funds Average, (ii) the Lipper Capital Appreciation Funds Average and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three benchmarks over the seven-month and one- and five-year periods and mixed over the three- and 10-year periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were higher than all three benchmarks.

International Fund invests primarily in common stocks of companies located outside the United States. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World ex USA Index and (ii) the Lipper International Funds Average. They noted that the fund’s investment results were higher than both benchmarks over the three- and five-year periods, mixed over the one-year and 10-year periods and lower over the seven-month period. The board and the committee further noted that over the lifetime of the fund since May 1, 1990, the fund’s investment results were significantly higher than both benchmarks.

New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were superior to both benchmarks during the seven-month and three- and five-year periods and mixed over the 10-year period. The board and the committee further noted that over the lifetime of the fund since June 17, 1999, the fund’s investment results were significantly higher than the MSCI index, but lower than the Lipper average.

Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to both benchmarks over the one- and five-year periods, but lower than both benchmarks over the seven-month and three-year periods and over the lifetime of the fund since July 5, 2001.

Global Growth and Income Fund invests primarily in well-established companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were superior to both benchmarks over the one- and three-year periods and over the lifetime of the fund since May 1, 2006, and were mixed during the seven-month period.

Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to both benchmarks over the five- and 10-year periods and over the lifetime of the fund since February 8, 1984, but lower than both benchmarks during the seven-month and one- and three-year periods.

International Growth and Income Fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including developing countries. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI All Country World ex USA Index and (ii) the Lipper International Funds Average. They noted that the fund’s investment results were superior to both benchmarks over the one-year period and the lifetime of the fund since November 18, 2008, and were mixed during the seven-month period.

Asset Allocation Fund invests in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average, (ii) the Citigroup Broad Investment-Grade (BIG) Bond Index and (iii) Standard and Poor’s 500 Composite Index. They noted that the fund’s investment results were mixed over all periods, were superior to the Lipper Balanced Funds Average and Standard and Poor’s 500 Composite Index over the five- and 10-year periods, and were higher than the Lipper Balanced Funds Average and Citigroup Broad Investment-Grade (BIG) Bond Index over the lifetime of the fund since August 1, 1989.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper A-Rated Funds Average and (ii) the Barclays Capital U.S. Aggregate Index. They noted that while the fund’s investment results were lower than both benchmarks over most periods, the fund’s investment results were superior to the Barclays index over the one-year period and to the Lipper average over the lifetime of the fund since January 2, 1996.

Global Bond Fund seeks to provide a high level of total return by investing primarily in investment-grade bonds issued by entities around the world and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s investment results measured against (i) the Barclays Capital Global Aggregate Index and (ii) the Lipper Global Income Funds Average. They noted that the fund’s investment results were superior to both benchmarks over the three-year period and over the lifetime of the fund since October 4, 2006, and mixed during the seven-month and one-year periods.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Current Yield Bond Funds Average, (ii) the Credit Suisse High Yield Index and (iii) Barclays Capital U.S. Corporate High-Yield 2% Issuer Cap Index. They noted that while the fund’s investment results were lower than all three benchmarks over the three- and five-year periods, the fund’s investment results were mixed over the seven-month and one- and 10-year periods and were higher than the Lipper average over the lifetime of the fund since February 8, 1984.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average and (ii) the Citigroup Treasury/Government Sponsored/Mortgage Index. They noted that although the fund’s investment results were mixed for all periods, the fund’s investment results were higher than the Lipper average over three-, five- and 10-year periods and over the lifetime of the fund since December 2, 1985, and higher than the Citigroup Treasury/Government Sponsored/Mortgage Index over the seven-month and one-year periods.

Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against the Lipper Money Market Funds Average. They noted that the fund’s investment results were higher than the Lipper average over five- and 10-year periods, but lower than the average over the seven-month and one- and three-year periods and over the lifetime of the fund since February 8, 1984.

The board and the committee concluded with respect to each fund that the fund’s results have been satisfactory and that CRMC’s record in managing the funds indicated that its continued management should benefit the funds and their shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that each fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the funds and the other clients. The board and the committee concluded with respect to each fund that the fund’s cost structure was fair and reasonable in relation to the services provided and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the series and the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in each fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that, with respect to each fund, the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of trustees and other officers

“Independent” trustees1

	Year first
	elected a
	trustee of
Name and age	the series2	Principal occupation(s) during past five years

Lee A. Ault III, 74	1999	Private investor and corporate director; former
		Chairman of the Board, In-Q-Tel, Inc. (technology
		venture company)

William H. Baribault, 65	2009	Chairman of the Board and CEO, Oakwood
		Enterprises (private investment and consulting)

James G. Ellis, 64	2010	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Martin Fenton, 75	1995	Chairman of the Board, Senior Resource
Chairman of the Board		Group LLC (development and management of
(Independent and		senior living communities)
Non-Executive)

Leonard R. Fuller, 64	1999	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 65	2007	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 64	2010	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting)

Merit E. Janow, 52	2007	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell, Ph.D., 55	2010	Clinical Professor and Director, Accounting Program,
		University of Redlands

Frank M. Sanchez, 67	2010	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 53	2010	President and CEO, Margaret Spellings & Company;
		Executive Vice President, National Chamber
		Foundation and Senior Advisor to the President and
		CEO, U.S. Chamber of Commerce; former United
		States Secretary of Education, United States
		Department of Education — Federal Government
		Agency; former Assistant to the President for
		Domestic Policy, The White House: Federal
		Government, Executive Branch

Steadman Upham, Ph.D., 61	2010	President and Professor of Anthropology,
		The University of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Lee A. Ault III, 74	40	Anworth Mortgage Asset Corporation;
		Office Depot, Inc.

William H. Baribault, 65	40	None

James G. Ellis, 64	44	Quiksilver, Inc.

Martin Fenton, 75	40	Capital Private Client Services Funds
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 64	44	None

W. Scott Hedrick, 65	40	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 64	46	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Merit E. Janow, 52	43	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 55	40	None

Frank M. Sanchez, 67	40	None

Margaret Spellings, 53	40	None

Steadman Upham, Ph.D., 61	43	None

“Interested” trustees5

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with series	the series2	principal underwriter of the series

James K. Dunton, 73	1993	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management
		Company; Director, Capital Research and
		Management Company; Director, Capital Strategy
		Research, Inc.6

Donald D. O’Neal, 50	1998	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.6

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with series	trustee	Other directorships4 held by trustee

James K. Dunton, 73	17	None
Vice Chairman of the Board

Donald D. O’Neal, 50	18	None
President

The series’ statement of additional information includes further details about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with series	of the series2	principal underwriter of the series

Michael J. Downer, 56	1991	Director, Senior Vice President, Secretary and
Executive Vice President		Coordinator of Legal and Compliance — Capital
		Research and Management Company; Director,
		American Funds Distributors, Inc.;6 Chairman of the
		Board, Capital Bank and Trust Company6

Alan N. Berro, 50	1998	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

Abner D. Goldstine, 81	1993	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director,
		Capital Research and Management Company

C. Ross Sappenfield, 45	2008	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company6

John H. Smet, 54	1994	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director,
		The Capital Group Companies, Inc.6

Carl M. Kawaja, 46	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company;
		Director, The Capital Group Companies, Inc.;6
		Director, Capital International, Inc.;6 Chairman of the
		Board, Capital International Asset Management, Inc.6

Sung Lee, 44	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;6 Director,
		The Capital Group Companies, Inc.6

Robert W. Lovelace, 48	1997	Executive Vice President and Director, Capital
Vice President		Research and Management Company; Senior Vice
		President — Capital World Investors, Capital
		Research and Management Company

S. Keiko McKibben, 41	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Renaud H. Samyn, 37	2010	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company6

Steven I. Koszalka, 46	2003	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Gregory F. Niland, 39	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 36	2010	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Karl C. Grauman, 43	2006	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

M. Susan Gupton, 37	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Dori Laskin, 59	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the series serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series®, which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices of the series and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Investors should carefully consider the investment objectives, risks, charges and expenses of American Funds Insurance Series. This and other important information is contained in the series’ prospectus and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2010, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2011, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Lit. No. INGEAR-995-0211P

Litho in USA RCG/C/8074-S26175

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that William H. Baribault, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$395,000
2010	$391,000

b) Audit-Related Fees:
2009	None
2010	None

c) Tax Fees:
2009	$163,000
2010	$148,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	None
2010	None

c) Tax Fees:
2009	$9,000
2010	$23,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$3,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $175,000 for fiscal year 2009 and $173,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Insurance Series®
Global Discovery Fund
Investment portfolio

December 31, 2010

Common stocks — 89.57%	Shares	Value (000)

INFORMATION TECHNOLOGY — 27.38%
Google Inc., Class A1	16,000	$9,504
eBay Inc.1	175,000	4,870
Corning Inc.	230,000	4,444
Oracle Corp.	135,000	4,225
QUALCOMM Inc.	80,000	3,959
Apple Inc.1	12,000	3,871
First Solar, Inc.1	28,000	3,644
Rovi Corp.1	56,700	3,516
EMC Corp.1	125,000	2,862
NetEase.com, Inc. (ADR)1	74,400	2,690
Wistron Corp.	1,188,174	2,421
Monster Worldwide, Inc.1	100,000	2,363
Avago Technologies Ltd.	80,000	2,278
AAC Acoustic Technologies Holdings Inc.	776,000	2,072
Trimble Navigation Ltd.1	50,000	1,996
Autodesk, Inc.1	50,000	1,910
Digital River, Inc.1	48,000	1,652
Yahoo! Inc.1	95,000	1,580
NVIDIA Corp.1	100,000	1,540
Avid Technology, Inc.1	85,000	1,484
MediaTek Inc.	100,199	1,435
Cisco Systems, Inc.1	70,000	1,416
Quanta Computer Inc.	577,000	1,211
CoreLogic, Inc.	45,055	834
		67,777

HEALTH CARE — 17.14%
Alere Inc.1	152,000	5,563
Emergency Medical Services Corp., Class A1	67,000	4,329
Biogen Idec Inc.1	63,100	4,231
Teva Pharmaceutical Industries Ltd. (ADR)	72,000	3,753
Myriad Genetics, Inc.1	142,000	3,243
Medco Health Solutions, Inc.1	45,000	2,757
Life Technologies Corp.1	45,000	2,497
Stryker Corp.	45,000	2,417
Allergan, Inc.	35,000	2,403
Beckman Coulter, Inc.	25,000	1,881
NuVasive, Inc.1	62,000	1,590
Integra LifeSciences Holdings Corp.1	32,000	1,514
Hologic, Inc.1	80,000	1,506
Medtronic, Inc.	40,000	1,484
Edwards Lifesciences Corp.1	18,000	1,455
Richter Gedeon Nyrt	5,500	1,125
UCB SA	19,654	674
		42,422

FINANCIALS — 15.35%
Citigroup Inc.1	900,000	4,257
Sampo Oyj, Class A	125,000	3,349
HDFC Bank Ltd.	63,000	3,306
Industrial and Commercial Bank of China Ltd., Class H	4,180,000	3,114
Itaú Unibanco Holding SA, preferred nominative (ADR)	100,000	2,401
Deutsche Bank AG	43,200	2,257
Zions Bancorporation	80,000	1,938
Banco Bradesco SA, preferred nominative	95,700	1,882
State Street Corp.	40,000	1,854
CapitaMalls Asia Ltd.	1,200,000	1,814
AFLAC Inc.	31,100	1,755
Marsh & McLennan Companies, Inc.	60,000	1,640
HSBC Holdings PLC (Hong Kong)	159,211	1,633
China Life Insurance Co. Ltd., Class H	398,000	1,626
Longfor Properties Co. Ltd.	1,100,000	1,531
Credit Suisse Group AG	35,000	1,410
Tryg A/S	25,000	1,154
UBS AG1	42,538	698
Banco Santander, SA	36,947	392
		38,011

CONSUMER DISCRETIONARY — 10.11%
Walt Disney Co.	100,000	3,751
Comcast Corp., Class A, special nonvoting shares	150,000	3,121
Paddy Power PLC	55,000	2,256
CTC Media, Inc.	85,000	1,992
Texas Roadhouse, Inc.1	115,000	1,975
Tractor Supply Co.	40,000	1,940
John Wiley & Sons, Inc., Class A	40,000	1,810
DIRECTV, Class A1	45,000	1,797
Time Warner Inc.	50,000	1,608
Best Buy Co., Inc.	43,000	1,474
News Corp., Class A	100,000	1,456
Grupo Televisa, SAB, ordinary participation certificates (ADR)1	44,000	1,141
GEOX SpA	85,311	390
OPAP SA	18,490	320
		25,031

INDUSTRIALS — 8.28%
Ryanair Holdings PLC (ADR)	256,400	7,887
easyJet PLC1	316,000	2,168
AirAsia Bhd.1	2,600,000	2,133
Serco Group PLC	205,000	1,775
AMR Corp.1	200,000	1,558
Capita Group PLC	130,000	1,412
Exponent, Inc.1	37,000	1,389
SGS SA	744	1,248
Downer EDI Ltd.	200,000	939
		20,509

UTILITIES — 3.82%
ENN Energy Holdings Ltd.	2,610,000	7,824
Scottish and Southern Energy PLC	85,000	1,623
		9,447

ENERGY — 0.91%
Schlumberger Ltd.	27,000	2,254

TELECOMMUNICATION SERVICES — 0.90%
Millicom International Cellular SA	12,200	1,166
Philippine Long Distance Telephone Co.	9,100	531
Philippine Long Distance Telephone Co. (ADR)	9,100	530
		2,227

MATERIALS — 0.70%
Monsanto Co.	25,000	1,741

CONSUMER STAPLES — 0.28%
Wal-Mart de México, SAB de CV, Series V	237,200	681

MISCELLANEOUS — 4.70%
Other common stocks in initial period of acquisition		11,638

Total common stocks (cost: $190,132,000)		221,738

Rights & warrants — 0.00%

MISCELLANEOUS — 0.00%
Other rights & warrants in initial period of acquisition		8

Total rights & warrants (cost: $0)		8

	Shares or
Convertible securities — 1.56%	principal amount

CONSUMER DISCRETIONARY — 1.01%
Groupon Inc., Series G, convertible preferred1,2,3	79,139	2,500

INDUSTRIALS — 0.35%
AMR Corp. 6.25% convertible notes 2014	$750,000	853

MISCELLANEOUS — 0.20%
Other convertible securities in initial period of acquisition		499

Total convertible securities (cost: $3,773,000)		3,852

	Principal amount
Short-term securities — 8.76%	(000)

Freddie Mac 0.145%–0.24% due 2/28–7/26/2011	$6,800	6,796
U.S. Treasury Bills 0.143%–0.185% due 3/24–5/19/2011	5,500	5,498
Procter & Gamble Co. 0.23% due 3/3/20114	2,500	2,499
Abbott Laboratories 0.20% due 1/3/20114	2,400	2,400
Jupiter Securitization Co., LLC 0.24% due 2/4/20114	2,300	2,299
Federal Home Loan Bank 0.155% due 3/9/2011	2,200	2,199

Total short-term securities (cost: $21,690,000)		21,691

		Value
		(000)

Total investment securities (cost: $215,595,000)		$247,289
Other assets less liabilities		271

Net assets		$247,560

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of trustees. The value of this security was $2,500,000, which represented 1.01% of the net assets of the fund.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 12/17/2010 at a cost of $2,500,000) may be subject to legal or contractual restrictions on resale.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,198,000, which represented 2.91% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Global Growth Fund
Investment portfolio

December 31, 2010

Common stocks — 95.23%	Shares	Value (000)

CONSUMER DISCRETIONARY — 14.99%
Virgin Media Inc.	5,660,000	$154,178
Sony Corp.	1,905,000	68,678
Toyota Motor Corp.	1,452,900	57,622
Honda Motor Co., Ltd.	1,408,800	55,786
Sirius XM Radio Inc.1	25,000,000	41,000
McDonald’s Corp.	490,000	37,612
Home Depot, Inc.	1,000,000	35,060
Burberry Group PLC	1,870,000	32,771
adidas AG, non-registered shares	422,000	27,570
Naspers Ltd., Class N	450,000	26,501
H & M Hennes & Mauritz AB, Class B	752,000	25,046
Amazon.com, Inc.1	138,000	24,840
International Game Technology	1,280,000	22,643
NIKE, Inc., Class B	260,000	22,209
Apollo Group, Inc., Class A1	550,000	21,720
Harman International Industries, Inc.1	440,000	20,372
CarMax, Inc.1	610,000	19,447
Kesa Electricals PLC	7,710,000	19,149
Carphone Warehouse Group PLC1	2,812,500	17,332
Hyundai Mobis Co., Ltd.	65,500	16,420
Nikon Corp.	650,000	13,186
Dongfeng Motor Group Co., Ltd., Class H	7,514,000	12,954
DIRECTV, Class A1	300,000	11,979
Johnson Controls, Inc.	300,000	11,460
Carnival Corp., units	225,000	10,375
Best Buy Co., Inc.	235,000	8,058
Suzuki Motor Corp.	313,000	7,710
Esprit Holdings Ltd.	714,321	3,400
Time Warner Inc.	100,000	3,217
Multi Screen Media Private Ltd.1,2,3	16,148	1,342
		829,637

FINANCIALS — 14.49%
UBS AG1	4,170,000	68,459
Moody’s Corp.	2,179,900	57,855
Industrial and Commercial Bank of China Ltd., Class H	64,766,750	48,245
Agricultural Bank of China, Class H1	79,992,000	40,136
Prudential PLC	3,853,747	40,136
China Life Insurance Co. Ltd., Class H	9,590,000	39,173
Housing Development Finance Corp. Ltd.	2,350,000	38,278
Bank of Nova Scotia	538,000	30,896
Lloyds Banking Group PLC1	30,000,000	30,730
Allianz SE	252,500	30,006
Nomura Holdings, Inc.	4,700,000	29,813
DnB NOR ASA	2,053,333	28,820
HSBC Holdings PLC (United Kingdom)	2,530,386	25,687
AXA SA	1,501,463	24,980
Goldman Sachs Group, Inc.	140,000	23,542
Bank of America Corp.	1,600,000	21,344
CIMB Group Holdings Bhd.	7,500,000	20,675
East West Bancorp, Inc.	1,002,174	19,592
CapitaMalls Asia Ltd.	12,687,000	19,178
Berkshire Hathaway Inc., Class A1	140	16,863
Itaú Unibanco Holding SA, preferred nominative	687,500	16,479
Wells Fargo & Co.	500,000	15,495
DLF Ltd.	2,370,000	15,474
Banco Santander, SA	1,444,807	15,307
Sun Hung Kai Properties Ltd.	866,208	14,387
JPMorgan Chase & Co.	300,000	12,726
ACE Ltd.	190,000	11,828
Citigroup Inc.1	2,000,000	9,460
Weyerhaeuser Co.	488,681	9,251
Banco De Oro Unibank, Inc.	5,500,000	7,344
Ayala Land, Inc.	19,300,000	7,251
BNP Paribas SA	107,947	6,868
Macquarie Group Ltd.	150,000	5,678
		801,956

INFORMATION TECHNOLOGY — 14.05%
Microsoft Corp.	3,360,000	93,811
Texas Instruments Inc.	2,626,000	85,345
Oracle Corp.	2,382,445	74,570
Yahoo! Inc.1	4,330,200	72,011
Nintendo Co., Ltd.	205,000	60,169
Samsung Electronics Co. Ltd.	66,045	55,227
Google Inc., Class A1	75,000	44,548
ASML Holding NV (New York registered)	730,489	28,007
ASML Holding NV	111,111	4,291
Tyco Electronics Ltd.	866,250	30,665
Canon, Inc.	504,200	26,145
First Solar, Inc.1	195,000	25,377
Apple Inc.1	78,000	25,160
Cisco Systems, Inc.1	981,500	19,856
Altera Corp.	550,000	19,569
Murata Manufacturing Co., Ltd.	240,000	16,820
Infosys Technologies Ltd.	210,000	16,169
KLA-Tencor Corp.	412,921	15,955
SAP AG	300,000	15,274
Hon Hai Precision Industry Co., Ltd.	3,360,000	13,541
Hewlett-Packard Co.	320,000	13,472
Infineon Technologies AG1	1,275,000	11,863
Cielo SA, ordinary nominative	1,215,000	9,844
		777,689

CONSUMER STAPLES — 10.75%
Unilever NV, depository receipts	2,588,000	80,579
Anheuser-Busch InBev NV	1,170,046	66,919
Pernod Ricard SA	675,439	63,506
METRO AG	743,108	53,504
Shoprite Holdings Ltd.	2,555,000	38,650
British American Tobacco PLC	820,500	31,514
Nestlé SA	530,000	31,035
Philip Morris International Inc.	500,000	29,265
Procter & Gamble Co.	450,000	28,948
Coca-Cola Co.	400,000	26,308
Wal-Mart de México, SAB de CV, Series V (ADR)	800,000	22,864
SABMiller PLC	600,000	21,109
Avon Products, Inc.	695,800	20,220
Woolworths Ltd.	608,483	16,785
PepsiCo, Inc.	245,000	16,006
Kimberly-Clark de México, SAB de CV, Class A	2,300,000	14,104
Tesco PLC	2,100,000	13,915
Danone SA	150,430	9,452
C&C Group PLC	1,681,640	7,602
Colgate-Palmolive Co.	35,000	2,813
		595,098

HEALTH CARE — 10.67%
Novo Nordisk A/S, Class B	1,270,700	143,288
UnitedHealth Group Inc.	1,960,000	70,776
Aetna Inc.	1,262,600	38,522
Merck & Co., Inc.	979,600	35,305
Novartis AG	580,000	34,087
Bayer AG	349,300	25,812
Sonic Healthcare Ltd.	2,110,000	25,034
Hospira, Inc.1	380,000	21,162
Vertex Pharmaceuticals Inc.1	600,000	21,018
Smith & Nephew PLC	1,957,000	20,641
Baxter International Inc.	390,000	19,742
Stryker Corp.	355,000	19,063
Shire Ltd. (ADR)	250,000	18,095
UCB SA	515,020	17,667
Roche Holding AG	116,750	17,107
CSL Ltd.	370,000	13,733
Mindray Medical International Ltd., Class A (ADR)	435,000	11,484
Gilead Sciences, Inc.1	300,000	10,872
Covance Inc.1	195,000	10,025
Intuitive Surgical, Inc.1	30,000	7,733
RHÖN-KLINIKUM AG, non-registered shares	216,000	4,754
Nobel Biocare Holding AG	243,500	4,591
		590,511

INDUSTRIALS — 8.93%
Siemens AG	436,157	54,029
Geberit AG	230,000	53,183
KBR, Inc.	1,713,000	52,195
United Technologies Corp.	652,000	51,326
Tyco International Ltd.	1,133,750	46,983
Vallourec SA	284,923	29,926
Michael Page International PLC	3,026,000	26,184
Vestas Wind Systems A/S1	807,370	25,489
Ryanair Holdings PLC (ADR)1	733,100	22,550
IDEX Corp.	550,000	21,516
Actuant Corp., Class A	720,000	19,166
Ingersoll-Rand PLC	365,600	17,216
Delta Air Lines, Inc.1	1,160,000	14,616
Masco Corp.	1,125,000	14,243
Marubeni Corp.	2,000,000	14,066
East Japan Railway Co.	150,000	9,755
Schneider Electric SA	65,000	9,728
FANUC LTD	34,100	5,237
Komatsu Ltd.	155,000	4,691
China Railway Construction Corp. Ltd., Class H	1,940,000	2,336
		494,435

ENERGY — 7.49%
TOTAL SA	1,135,000	60,137
Oil Search Ltd.	6,960,000	50,116
Chevron Corp.	480,000	43,800
Royal Dutch Shell PLC, Class B	574,666	18,950
Royal Dutch Shell PLC, Class B (ADR)	233,643	15,577
Reliance Industries Ltd.	1,384,000	32,768
Tenaris SA (ADR)	640,000	31,347
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	400,000	15,136
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	380,000	12,985
INPEX CORP.	4,670	27,350
Canadian Natural Resources, Ltd.	561,400	25,041
Transocean Ltd.1	350,000	24,328
Schlumberger Ltd.	200,000	16,700
Suncor Energy Inc.	370,000	14,245
Imperial Oil Ltd.	257,928	10,527
Statoil ASA	366,435	8,704
Eni SpA	300,000	6,550
		414,261

TELECOMMUNICATION SERVICES — 5.78%
América Móvil, SAB de CV, Series L (ADR)	1,770,000	101,492
América Móvil, SAB de CV, Series L	8,185,000	23,508
SOFTBANK CORP.	1,751,300	60,634
Koninklijke KPN NV	2,418,000	35,284
China Telecom Corp. Ltd., Class H	49,870,000	26,113
Telekom Austria AG, non-registered shares	1,760,200	24,745
Telefónica, SA	860,000	19,496
AT&T Inc.	500,000	14,690
TalkTalk Telecom Group PLC	5,625,000	14,032
		319,994

MATERIALS — 5.00%
Steel Dynamics, Inc.	2,800,000	51,240
Dow Chemical Co.	1,435,000	48,991
Sigma-Aldrich Corp.	385,000	25,626
Impala Platinum Holdings Ltd.	700,000	24,755
Holcim Ltd	324,908	24,551
Akzo Nobel NV	338,100	21,002
Alcoa Inc.	1,270,000	19,545
Potash Corp. of Saskatchewan Inc.	120,000	18,580
Barrick Gold Corp.	300,000	15,954
Nitto Denko Corp.	200,000	9,422
First Quantum Minerals Ltd.	80,000	8,689
Rio Tinto PLC	120,000	8,394
		276,749

UTILITIES — 1.72%
GDF SUEZ	1,122,805	40,286
SUEZ Environnement Co.	1,295,000	26,736
International Power PLC	2,200,000	15,010
CLP Holdings Ltd.	1,600,000	12,989
		95,021

MISCELLANEOUS — 1.36%
Other common stocks in initial period of acquisition		75,040

Total common stocks (cost: $3,882,448,000)		5,270,391

		Value
Preferred stocks — 0.15%	Shares	(000)

FINANCIALS — 0.15%
SMFG Preferred Capital USD 3 Ltd. 9.50%4,5	6,960,000	$8,126
SMFG Preferred Capital USD 2 Ltd. 8.75% noncumulative4	400,000	423

Total preferred stocks (cost: $6,891,000)		8,549

	Principal amount
Short-term securities — 4.73%	(000)

U.S. Treasury Bills 0.185%–0.188% due 5/5–6/16/2011	$77,200	77,153
Straight-A Funding LLC 0.22%–0.25% due 1/4–1/7/20114	75,000	74,996
ANZ National (International) Ltd. 0.27%–0.29% due 2/14–2/28/20114	46,200	46,182
General Electric Capital Corp. 0.15% due 1/3/2011	22,600	22,600
Freddie Mac 0.24% due 7/26/2011	15,000	14,979
Federal Home Loan Bank 0.15% due 3/9/2011	13,300	13,297
KfW 0.23% due 1/14/20114	12,500	12,499

Total short-term securities (cost: $261,695,000)		261,706

Total investment securities (cost: $4,151,034,000)		5,540,646
Other assets less liabilities		(5,926)

Net assets		$5,534,720

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,342,000, which represented .02% of the net assets of the fund.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 9/6/2000–4/18/2002 at a cost of $6,378,000) may be subject to legal or contractual restrictions on resale.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $142,226,000, which represented 2.57% of the net assets of the fund.

5Coupon rate may change periodically.

Key to abbreviation

ADR = American Depositary Receipts

Global Small Capitalization Fund
Investment portfolio

December 31, 2010

Common stocks — 87.73%	Shares	Value (000)

INFORMATION TECHNOLOGY — 18.00%
Kingboard Chemical Holdings Ltd.	11,066,500	$66,275
Kingboard Laminates Holdings Ltd.	55,486,509	56,395
AAC Acoustic Technologies Holdings Inc.	21,051,100	56,197
Rovi Corp.1	743,850	46,126
Hittite Microwave Corp.1	725,000	44,254
Quantum Corp.1	8,423,211	31,334
AOL Inc.1	1,217,909	28,877
DTS, Inc.1	549,984	26,977
Delta Electronics (Thailand) PCL	21,980,000	25,520
VTech Holdings Ltd.	2,124,000	24,990
Monster Worldwide, Inc.1	1,045,000	24,693
Intersil Corp., Class A	1,453,000	22,187
RichTek Technology Corp.	2,415,000	20,127
Infotech Enterprises Ltd.	5,171,976	19,958
Ralink Technology Corp.	5,614,800	19,739
Semtech Corp.1	840,000	19,018
GSI Commerce, Inc.1	750,000	17,400
China High Precision Automation Group Ltd.	19,890,000	15,712
PixArt Imaging Inc.	2,890,000	14,372
FormFactor, Inc.1	1,588,000	14,101
Halma PLC	2,182,500	12,216
RealPage, Inc.1	356,000	11,011
Hana Microelectronics PCL	11,370,000	9,429
Youku.com Inc., Class A (ADR)1	252,146	8,828
Cirrus Logic, Inc.1	505,600	8,079
Limelight Networks, Inc.1	1,250,000	7,262
Spectris PLC	340,000	6,950
SuccessFactors, Inc.1	235,000	6,806
Global Unichip Corp.	1,601,139	6,700
Tripod Technology Corp.	1,484,000	6,057
Wistron Corp.	2,752,072	5,607
Digital River, Inc.1	157,770	5,430
Playtech Ltd.	745,000	4,925
Cognex Corp.	157,600	4,637
Varian Semiconductor Equipment Associates, Inc.1	90,000	3,327
Liquidity Services, Inc.1	228,661	3,213
OnMobile Global Ltd.1	470,000	3,020
Redington (India) Ltd.	1,458,300	2,686
OBIC Co., Ltd.	12,630	2,601
Global Payments Inc.	55,000	2,542
MKS Instruments, Inc.1	88,000	2,155
SEEK Ltd.	250,263	1,697
HSW International, Inc.1	190,216	793
HSW International, Inc.1,2,3	67,431	201
CoreLogic, Inc.	49,540	917
		721,341

INDUSTRIALS — 13.62%
International Container Terminal Services, Inc.	47,285,000	48,569
Intertek Group PLC	1,295,000	35,838
Pursuit Dynamics PLC1,4	4,549,900	34,901
Corrections Corporation of America1	1,091,400	27,350
MSC Industrial Direct Co., Inc., Class A	323,800	20,947
United Continental Holdings, Inc.1	847,950	20,198
Johnson Electric Holdings Ltd.	27,405,000	19,603
AMR Corp.1	2,450,000	19,085
Herman Miller, Inc.	720,000	18,216
Goodpack Ltd.	10,490,000	16,756
Jain Irrigation Systems Ltd.	3,358,000	15,786
TrueBlue, Inc.1	843,900	15,182
Tiger Airways Holdings Ltd.1	9,649,000	13,985
Lonrho PLC1	49,607,000	13,922
Blount International, Inc.1	854,999	13,475
Corporate Executive Board Co.	332,000	12,467
Meyer Burger Technology AG1	395,000	12,315
Lonking Holdings Ltd.	19,930,000	10,897
easyJet PLC1	1,525,000	10,462
SATS Ltd.	4,510,000	10,121
AirAsia Bhd.1	11,878,000	9,746
Pipavav Shipyard Ltd.1	4,965,000	9,621
JVM Co., Ltd.1,4	411,500	9,337
Prysmian SpA	525,000	8,945
Standard Parking Corp.1	430,200	8,126
Horizon North Logistics Inc.1	2,700,000	8,065
Amtek Engineering Ltd.1	8,211,000	6,910
Hays PLC	3,180,000	6,391
BELIMO Holding AG	3,450	6,236
Northgate PLC1	1,307,270	5,748
Uponor Oyj	303,000	5,604
Eveready Industries India Ltd.4	4,370,000	5,321
Seco Tools AB, Class B1	275,000	4,907
Temp Holdings Co., Ltd.	482,800	4,478
Downer EDI Ltd.	926,000	4,347
S1 Corp.	88,000	4,342
Shun Tak Holdings Ltd.	6,560,000	4,102
Kaba Holding AG	9,500	4,074
Landstar System, Inc.	95,000	3,889
Geberit AG	16,500	3,815
Pfeiffer Vacuum Technology AG, non-registered shares	32,000	3,763
Houston Wire & Cable Co.	267,600	3,596
Gardner Denver, Inc.	50,900	3,503
Burckhardt Compression Holding AG	11,225	3,109
China Automation Group Ltd.	3,265,000	2,377
Dalian Port (PDA) Co. Ltd., Class H	5,600,000	2,327
Heidelberger Druckmaschinen AG, non-registered shares1	441,000	2,175
Frigoglass SAIC	160,610	2,144
Ellaktor SA	423,457	1,896
Watsco, Inc.	28,000	1,766
Beacon Roofing Supply, Inc.1	95,000	1,698
Zenergy Power PLC1	3,266,989	1,286
United Stationers Inc.1	16,000	1,021
Sintex Industries Ltd.	203,200	828
American Shipping Co. ASA1	163,404	140
Aker Philadelphia Shipyard ASA1,2,5	110,800	46
		545,754

CONSUMER DISCRETIONARY — 13.37%
Jumbo SA	6,196,770	40,907
Modern Times Group MTG AB, Class B	613,500	40,592
Melco Crown Entertainment Ltd. (ADR)1	4,902,763	31,182
Galaxy Entertainment Group Ltd.1	27,238,000	30,838
Paddy Power PLC	656,000	26,912
CTC Media, Inc.	1,100,000	25,773
Hankook Tire Co., Ltd.	836,520	23,402
Lions Gate Entertainment Corp.1	3,450,000	22,459
Pantaloon Retail (India) Ltd.	2,500,000	20,516
Pantaloon Retail (India) Ltd., Class B	200,000	1,413
Liberty Media Corp., Series A1	300,000	19,944
Golden Eagle Retail Group Ltd.	7,845,000	19,338
John Wiley & Sons, Inc., Class A	414,896	18,770
Fourlis	2,320,000	17,392
Signet Jewelers Ltd.1	383,000	16,622
AutoNation, Inc.1	550,000	15,510
Minth Group Ltd.	7,626,000	12,519
Shopper’s Stop Ltd.	740,000	12,357
Mitchells & Butlers PLC1	2,194,000	11,972
Stella International Holdings Ltd.	5,259,500	10,488
Blue Nile, Inc.1	182,400	10,408
Cheil Worldwide Inc.	843,500	10,294
HT Media Ltd.	3,060,000	9,991
CDON Group AB1	1,866,000	8,629
Group 1 Automotive, Inc.	200,000	8,352
Brunswick Corp.	430,000	8,058
Ekornes ASA	293,100	8,037
ASOS PLC1	300,000	7,446
Parkson Retail Group Ltd.	3,838,500	5,916
P.F. Chang’s China Bistro, Inc.	100,000	4,846
Rightmove PLC	395,665	4,805
CKX, Inc.1	1,079,685	4,351
Toll Corp.1	225,000	4,275
Mood Media Corp.1,5	2,125,000	4,061
CFAO	80,000	3,482
Intercontinental Hotels Group PLC	173,562	3,364
Titan Industries Ltd.	30,500	2,452
Timberland Co., Class A1	93,500	2,299
Great Wall Motor Co. Ltd., Class H	738,000	2,279
Bloomsbury Publishing PLC	625,000	1,189
GEOX SpA	257,000	1,175
Little Sheep Group Ltd., Class H	684,000	432
Ten Alps PLC1	2,600,000	284
Phorm, Inc.1	125,000	200
Forbes Travel Guide, Inc.1,2,3	219,739	58
CEC Unet PLC1,2	14,911,148	—
		535,589

MATERIALS — 10.66%
African Minerals Ltd.1	8,105,000	53,200
African Minerals Ltd.1,5	2,480,000	16,278
Midas Holdings Ltd.4	46,865,000	34,509
Midas Holdings Ltd. (HKD denominated)4	14,900,000	10,638
Eastern Platinum Ltd.1	18,975,000	33,778
Eastern Platinum Ltd.1,5	2,840,000	5,056
Allied Gold Ltd.1,4	38,040,274	26,652
Allied Gold Ltd. (CDI)1,4	12,000,000	8,232
Allied Gold Ltd. (GBP denominated)1,4	3,800,000	2,607
European Goldfields Ltd.1	2,486,500	34,386
Kenmare Resources PLC1	41,598,159	21,207
Kenmare Resources PLC1,5	7,047,991	3,593
Jaguar Mining Inc.1	3,329,500	23,742
Cline Mining Corp.1	4,195,057	17,045
FUCHS PETROLUB AG	106,000	13,981
China Forestry Holdings Co., Ltd.	26,862,000	12,545
OCI Materials Co., Ltd.	135,000	12,205
Huabao International Holdings Ltd.	7,409,000	11,991
Rusoro Mining Ltd.1,5	12,500,000	5,091
Rusoro Mining Ltd.1	13,030,432	5,308
African Petroleum Corp. Ltd.1	10,090,909	9,186
AK Steel Holding Corp.	455,000	7,448
Symrise AG	250,000	6,857
Cheil Industries Inc.	69,500	6,798
Arkema SA	75,000	5,399
Mwana Africa PLC1,4,5	30,000,000	4,911
Mwana Africa PLC1,4	192,500	32
International Petroleum Ltd.1	29,894,353	4,892
Gemfields Resources PLC1,4	12,000,000	2,853
Gemfields Resources PLC1,4,5	7,499,333	1,783
Aquarius Platinum Ltd.	827,728	4,542
Sika AG, non-registered shares	1,900	4,168
SOL SpA	520,000	3,426
Harry Winston Diamond Corp. (CAD denominated)1	249,800	2,907
Harry Winston Diamond Corp.1	40,200	470
Mineral Deposits Ltd.1	208,985	1,176
Mineral Deposits Ltd. (CAD denominated)1	217,200	1,230
Engro Corp. Ltd.	940,500	2,124
J.K. Cement Ltd.	560,000	1,825
China Shanshui Cement Group Ltd.	2,279,000	1,627
Hard Creek Nickel Corp.1	2,995,650	1,341
Orsu Metals Corp.1	588,231	201
		427,240

HEALTH CARE — 9.46%
Emergency Medical Services Corp., Class A1	455,600	29,436
ZOLL Medical Corp.1	727,424	27,082
JSC Pharmstandard (GDR)1	946,865	26,986
Integra LifeSciences Holdings Corp.1	545,118	25,784
Savient Pharmaceuticals, Inc.1	1,949,291	21,715
athenahealth, Inc.1	483,452	19,812
Illumina, Inc.1	299,200	18,951
Volcano Corp.1	679,278	18,551
Alere Inc.1	466,977	17,091
Fleury SA, ordinary nominative	1,050,500	16,865
Myriad Genetics, Inc.1	653,700	14,930
Omega Pharma NV	305,184	14,641
Cadence Pharmaceuticals, Inc.1	1,829,500	13,813
NuVasive, Inc.1	466,400	11,963
VCA Antech, Inc.1	439,000	10,224
Greatbatch, Inc.1	405,200	9,786
BioMarin Pharmaceutical Inc.1	349,800	9,420
EGIS Nyrt.	93,800	9,057
Genomma Lab Internacional, SAB de CV, Series B1	3,625,000	8,677
Hill-Rom Holdings, Inc.	189,500	7,461
Endo Pharmaceuticals Holdings Inc.1	197,600	7,056
ResMed Inc.1	200,000	6,928
Merck Ltd.	370,857	5,955
Invacare Corp.	180,000	5,429
American Medical Systems Holdings, Inc.1	254,936	4,808
QRxPharma Ltd.1	3,000,000	4,296
Array BioPharma Inc.1	1,115,000	3,334
ArthroCare Corp.1	98,000	3,044
Hologic, Inc.1	140,000	2,635
Laboratorios Farmacéuticos ROVI, SA	255,000	1,636
Beckman Coulter, Inc.	19,100	1,437
Ondine Biomedical Inc.1,5	174,666	114
Ondine Biomedical Inc. (GBP denominated)1,5	32,666	20
Ondine Biomedical Inc.1	26,666	17
		378,954

FINANCIALS — 6.37%
City National Corp.	376,405	23,096
Zions Bancorporation	745,000	18,051
Busan Bank	1,389,000	17,563
National Financial Partners Corp.1	1,185,820	15,890
Banco Daycoval SA, preferred nominative	1,857,100	14,488
Starwood Property Trust, Inc.	655,000	14,069
Dah Sing Banking Group Ltd.	8,250,000	14,010
Banco Pine SA, preferred nominative	1,500,000	13,554
Banco Cruzeiro do Sul SA, preferred nominative	1,344,800	12,314
East West Bancorp, Inc.	573,392	11,210
Portfolio Recovery Associates, Inc.1	130,000	9,776
Dah Sing Financial Holdings Ltd.	1,350,000	8,832
Airesis SA1,4	3,294,151	7,046
Azimut Holding SpA	772,666	7,000
Kiatnakin Bank PCL	4,800,000	6,210
SVB Financial Group1	107,600	5,708
First Southern Bancorp, Inc.1,2,3	232,830	4,913
Daegu Bank, Ltd.	356,000	4,894
PT Agung Podomoro Land Tbk1	108,989,000	4,658
CDL Hospitality Trusts	2,565,000	4,157
Synovus Financial Corp.	1,534,664	4,052
Frasers Centrepoint Trust	3,440,000	4,021
Oriental Financial Group Inc.5	297,702	3,718
Banco ABC Brasil SA, preferred nominative	414,000	3,646
Paraná Banco SA, preferred nominative	382,280	3,107
United Bankshares, Inc.	105,000	3,066
Gruppo MutuiOnline SpA	475,000	3,066
Midland Holdings Ltd.	3,699,000	3,036
Banco Panamericano SA, preferred nominative	1,239,600	3,024
Hellenic Exchanges SA	430,500	2,819
Mahindra Lifespace Developers Ltd.	220,356	1,907
Islamic Arab Insurance Co. (Salama)1	5,250,000	1,296
National Penn Bancshares, Inc.	144,300	1,159
		255,356

ENERGY — 5.53%
Heritage Oil Ltd.	4,063,000	28,423
Cimarex Energy Co.	309,000	27,356
Comstock Resources, Inc.1	1,100,000	27,016
InterOil Corp.1	334,235	24,088
Exillon Energy PLC1	3,675,000	18,794
Tethys Petroleum Ltd.1	7,900,000	12,792
Gulf Keystone Petroleum Ltd.1,5	4,700,000	12,347
Circle Oil PLC1	22,687,000	12,292
Petroplus Holdings AG1	610,000	8,038
LNG Energy Ltd.1,4,5	16,500,000	7,799
Frontier Oil Corp.1	380,000	6,844
Canadian Overseas Petroleum Ltd., subcription receipts1,5	5,600,000	4,787
Canadian Overseas Petroleum Ltd.1,5	2,400,000	1,762
Wildhorse Energy Ltd.1	11,355,000	5,516
Aurelian Oil & Gas PLC1	5,000,000	5,379
Petrodorado Energy Ltd.1,5	6,800,000	4,856
Argos Resources Ltd.1	5,595,000	3,860
Karoon Gas Australia Ltd.1	455,292	3,423
Leni Gas & Oil PLC1,4,5	46,700,000	2,221
Borders & Southern Petroleum PLC1	2,226,476	2,187
BNK Petroleum Inc.1	508,600	1,739
		221,519

UTILITIES — 3.27%
ENN Energy Holdings Ltd.	36,669,700	109,922
Hyflux Ltd	11,778,000	21,292
		131,214

CONSUMER STAPLES — 2.07%
Kernel Holding SA1	1,000,000	25,166
Ralcorp Holdings, Inc.1	260,000	16,903
Strauss Group Ltd.	870,719	14,119
Ruinian International Ltd.	12,720,000	8,820
Nong Shim Co., Ltd.	40,505	7,263
Hite Brewery Co., Ltd.	64,300	6,827
Drogasil SA, ordinary nominative	464,700	3,779
		82,877

TELECOMMUNICATION SERVICES — 0.68%
tw telecom inc.1	470,000	8,014
MetroPCS Communications, Inc.1	592,339	7,481
Leap Wireless International, Inc.1	480,000	5,885
Total Access Communication PCL	2,403,300	3,348
Partner Communications Co. Ltd.	125,000	2,536
		27,264

MISCELLANEOUS — 4.70%
Other common stocks in initial period of acquisition		188,167

Total common stocks (cost: $2,605,290,000)		3,515,275

Preferred stocks — 0.01%

FINANCIALS — 0.01%
Zions Bancorporation, Series C, 9.50% noncumulative depositary shares	22,200	568

Total preferred stocks (cost: $436,000)		568

Rights & warrants — 0.13%

ENERGY — 0.08%
Petrodorado Energy Ltd., warrants, expire 20121,2,5	6,800,000	3,179
Canadian Overseas Petroleum Ltd., warrants, expire 20131,2,5	1,200,000	244
Leni Gas & Oil PLC, warrants, expire 20131,2,4,5	12,750,000	5
		3,428

INDUSTRIALS — 0.03%
Goodpack Ltd., warrants, expire 20121	988,000	1,032

MATERIALS — 0.00%
Rusoro Mining Ltd., warrants, expire 20121,5	4,500,000	136
Rusoro Mining Ltd., warrants, expire 20121,2	755,882	3
Rusoro Mining Ltd., warrants, expire 20111,2	833,334	3
		142

MISCELLANEOUS — 0.02%
Other rights & warrants in initial period of acquisition		778

Total rights & warrants (cost: $3,226,000)		5,380

	Shares or
Convertible securities — 0.24%	principal amount

TELECOMMUNICATION SERVICES — 0.09%
tw telecom inc. 2.375% convertible debentures 2026	$3,300,000	3,650

FINANCIALS — 0.09%
Synovus Financial Corp. 8.25% convertible preferred 2013, units	80,000	1,994
National Financial Partners Corp. 4.00% convertible notes 20175	$1,000,000	1,241
First Southern Bancorp, Inc., Series C, convertible preferred1,2,3	398	398
		3,633

INFORMATION TECHNOLOGY — 0.06%
Quantum Corp. 3.50% convertible notes 20155	$2,100,000	2,312

Total convertible securities (cost: $8,047,000)		9,595

	Principal amount
Bonds, notes & other debt instruments — 0.06%	(000)

FINANCIALS — 0.06%
Zions Bancorporation 6.00% 2015	$2,234	2,211

Total bonds, notes & other debt instruments (cost: $1,653,000)		2,211

Short-term securities — 11.64%

U.S. Treasury Bills 0.12%–0.14% due 2/17–4/14/2011	170,000	169,963
International Bank for Reconstruction and Development 0.15%–0.19% due 1/28–2/28/2011	77,500	77,488
Freddie Mac 0.145%–0.17% due 1/25–3/30/2011	58,800	58,785
Bank of Nova Scotia 0.08%–0.09% due 1/3/2011	54,400	54,400
American Honda Finance Corp. 0.24% due 3/18/2011	48,000	47,967
ANZ National (International) Ltd. 0.25% due 1/18/20115	30,500	30,496
Fannie Mae 0.24%–0.31% due 1/5–2/1/2011	17,300	17,299
Network Rail Infrastructure Finance PLC 0.25% due 1/21/2011	10,000	9,998

Total short-term securities (cost: $466,393,000)		466,396

Total investment securities (cost: $3,085,045,000)		$3,999,425
Other assets less liabilities		7,500

Net assets		$4,006,925

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $9,791,000, which represented .24% of the net assets of the fund.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets
First Southern Bancorp, Inc.	12/17/2009	$4,913	$4,913	.12%
First Southern Bancorp, Inc., Series C, convertible preferred	12/17/2009	398	398	.01
HSW International, Inc.	12/17/2007	2,075	201	.01
Forbes Travel Guide, Inc.	12/17/2007	55	58	.00
Total restricted securities		$7,441	$5,570	.14%

4Represents an affiliated company as defined under the Investment Company Act of 1940.

5Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $116,056,000, which represented 2.90% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
CAD = Canadian dollars
GBP = British pounds
HKD = Hong Kong dollars

Growth Fund
Investment portfolio

December 31, 2010

Common stocks — 94.60%	Shares	Value (000)

CONSUMER DISCRETIONARY — 17.46%
Amazon.com, Inc.1	3,014,000	$542,520
Home Depot, Inc.	10,556,000	370,093
Wynn Macau, Ltd.	157,230,000	351,971
CarMax, Inc.1	10,342,500	329,719
lululemon athletica inc.1,2	4,000,000	273,680
Chipotle Mexican Grill, Inc.1	1,241,400	263,996
Johnson Controls, Inc.	6,299,100	240,626
Las Vegas Sands Corp.1	4,160,000	191,152
Tiffany & Co.	2,953,000	183,883
Lowe’s Companies, Inc.	7,246,000	181,730
Wynn Resorts, Ltd.	1,420,000	147,453
Target Corp.	1,886,400	113,429
Starbucks Corp.	3,500,000	112,455
DIRECTV, Class A1	2,780,000	111,005
Marriott International, Inc., Class A	2,514,430	104,450
NIKE, Inc., Class B	1,220,000	104,212
Harman International Industries, Inc.1	2,245,000	103,943
WMS Industries Inc.1	2,086,000	94,371
Sirius XM Radio Inc.1	54,224,200	88,928
Time Warner Inc.	2,733,333	87,931
Penn National Gaming, Inc.1	2,363,000	83,059
General Motors Co.1	2,113,100	77,889
Capella Education Co.1,2	1,086,826	72,361
Best Buy Co., Inc.	2,100,000	72,009
Shaw Communications Inc., Class B, nonvoting	3,250,000	69,485
Comcast Corp., Class A	3,145,000	69,096
Virgin Media Inc.	2,420,000	65,921
Strayer Education, Inc.	400,000	60,888
Blue Nile, Inc.1,2	1,043,000	59,514
Shimano Inc.	1,100,000	55,955
Sands China Ltd.1	19,620,000	43,113
Time Warner Cable Inc.	650,000	42,919
Weight Watchers International, Inc.	1,062,000	39,814
Toyota Motor Corp.	765,000	30,340
McGraw-Hill Companies, Inc.	650,000	23,667
Ford Motor Co.1	1,400,000	23,506
Naspers Ltd., Class N	398,000	23,439
News Corp., Class A	214,693	3,126
		4,913,648

INFORMATION TECHNOLOGY — 16.58%
Google Inc., Class A1	1,103,000	655,149
Apple Inc.1	1,940,000	625,766
EMC Corp.1	18,815,000	430,864
First Solar, Inc.1	2,885,095	375,466
Microsoft Corp.	9,520,000	265,798
Texas Instruments Inc.	6,175,000	200,688
Cisco Systems, Inc.1	9,095,000	183,992
Lender Processing Services, Inc.2	5,785,000	170,773
Oracle Corp.	5,289,164	165,551
Corning Inc.	7,850,000	151,662
Fidelity National Information Services, Inc.	5,403,263	147,995
International Business Machines Corp.	1,000,000	146,760
Avago Technologies Ltd.	4,370,700	124,434
FLIR Systems, Inc.1	4,080,800	121,404
Linear Technology Corp.	2,895,000	100,138
Juniper Networks, Inc.1	2,500,000	92,300
Visa Inc., Class A	1,307,028	91,989
Compuware Corp.1	7,599,450	88,686
ASML Holding NV	2,250,000	86,893
VeriSign, Inc.	2,588,400	84,563
Samsung Electronics Co. Ltd.	81,000	67,732
Dolby Laboratories, Inc., Class A1	976,000	65,099
KLA-Tencor Corp.	1,610,000	62,210
Yahoo! Inc.1	2,465,000	40,993
Tyco Electronics Ltd.	1,149,125	40,679
Heartland Payment Systems, Inc.	1,875,859	28,926
Digital River, Inc.1	810,000	27,880
Automatic Data Processing, Inc.	455,000	21,057
		4,665,447

FINANCIALS — 14.97%
Wells Fargo & Co.	20,350,996	630,677
Goldman Sachs Group, Inc.	3,350,000	563,336
Berkshire Hathaway Inc., Class A1	2,115	254,752
Bank of America Corp.	16,430,000	219,176
Citigroup Inc.1	43,645,000	206,441
Fairfax Financial Holdings Ltd.	230,000	94,199
Fairfax Financial Holdings Ltd. (CAD denominated)	215,000	88,437
American Express Co.	4,000,000	171,680
JPMorgan Chase & Co.	3,968,200	168,331
Onex Corp.	4,600,500	139,870
Aon Corp.	2,930,000	134,809
Agricultural Bank of China, Class H1	261,494,000	131,205
XL Group PLC	5,500,000	120,010
YES BANK Ltd.3	14,513,126	101,525
YES BANK Ltd.	2,566,874	17,956
Bank of Nova Scotia	1,900,000	109,112
PNC Financial Services Group, Inc.	1,652,480	100,339
Industrial and Commercial Bank of China Ltd., Class H	124,355,000	92,633
Morgan Stanley	3,000,000	81,630
Jefferies Group, Inc.	3,000,000	79,890
ACE Ltd.	1,115,000	69,409
Marsh & McLennan Companies, Inc.	2,500,000	68,350
New York Community Bancorp, Inc.	3,400,000	64,090
Hancock Holding Co.	1,733,000	60,412
Moody’s Corp.	2,250,000	59,715
Northern Trust Corp.	982,000	54,413
Toronto-Dominion Bank	680,000	50,779
Old National Bancorp	4,077,000	48,476
AMP Ltd.	8,254,834	44,664
MB Financial, Inc.	2,535,500	43,915
Bond Street Holdings LLC, Class A1,4,5	1,625,000	37,017
Bank of New York Mellon Corp.	1,150,000	34,730
Laurentian Bank of Canada	630,000	30,451
Sterling Financial Corp.1,3	1,221,592	23,174
Umpqua Holdings Corp.	1,300,000	15,834
		4,211,437

ENERGY — 14.38%
Suncor Energy Inc.	12,185,603	469,139
Pacific Rubiales Energy Corp.	12,550,000	425,991
Canadian Natural Resources, Ltd.	8,251,400	368,048
Schlumberger Ltd.	3,478,700	290,471
Tenaris SA (ADR)	5,410,000	264,982
Concho Resources Inc.1	2,500,000	219,175
Noble Energy, Inc.	2,400,000	206,592
Core Laboratories NV	2,200,000	195,910
Denbury Resources Inc.1	9,810,800	187,288
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	4,260,000	161,198
MEG Energy Corp.1	3,000,000	137,252
Murphy Oil Corp.	1,636,000	121,964
Oceaneering International, Inc.1	1,500,000	110,445
Oasis Petroleum Inc.1	3,570,000	96,818
EOG Resources, Inc.	1,000,328	91,440
Rosetta Resources Inc.1	2,400,000	90,336
Talisman Energy Inc.	4,000,000	88,760
Devon Energy Corp.	1,100,000	86,361
FMC Technologies, Inc.1	830,773	73,864
Apache Corp.	550,000	65,577
Cimarex Energy Co.	740,000	65,512
BG Group PLC	3,050,000	61,628
Crescent Point Energy Corp.	1,365,500	60,687
Uranium One Inc.	7,000,000	33,511
Cobalt International Energy, Inc.1	2,500,000	30,525
Hess Corp.	324,000	24,799
Niko Resources Ltd.	173,100	17,963
		4,046,236

MATERIALS — 9.54%
Barrick Gold Corp.	7,250,000	385,555
Potash Corp. of Saskatchewan Inc.	2,470,100	382,446
Newmont Mining Corp.	5,987,695	367,824
Rio Tinto PLC	3,902,955	273,008
Freeport-McMoRan Copper & Gold Inc.	2,000,000	240,180
Walter Energy, Inc.	1,300,000	166,192
Cliffs Natural Resources Inc.	2,100,000	163,821
FMC Corp.	2,000,000	159,780
Gold Fields Ltd.	8,000,000	146,459
Praxair, Inc.	1,135,000	108,358
Monsanto Co.	1,252,600	87,231
Dow Chemical Co.	1,674,900	57,181
HudBay Minerals Inc.	3,000,000	54,219
First Quantum Minerals Ltd.	473,700	51,453
CRH PLC	1,922,619	39,823
		2,683,530

HEALTH CARE — 8.60%
Intuitive Surgical, Inc.1	1,250,000	322,188
Hospira, Inc.1	3,400,000	189,346
Vertex Pharmaceuticals Inc.1	5,269,246	184,582
Gilead Sciences, Inc.1	5,030,000	182,287
UnitedHealth Group Inc.	4,399,700	158,873
Covance Inc.1	2,845,000	146,262
ResMed Inc.1	4,070,000	140,985
Edwards Lifesciences Corp.1	1,500,000	121,260
Grifols, SA	8,770,000	119,537
Allergan, Inc.	1,620,000	111,245
Baxter International Inc.	1,930,000	97,697
Amgen Inc.1	1,775,197	97,458
Stryker Corp.	1,810,955	97,248
PT Kalbe Farma Tbk	236,313,500	85,241
Merck & Co., Inc.	2,200,000	79,288
Shire Ltd. (ADR)	850,000	61,523
Incyte Corp.1	2,927,700	48,483
McKesson Corp.	665,000	46,803
Regeneron Pharmaceuticals, Inc.1	1,352,461	44,401
St. Jude Medical, Inc.1	883,000	37,748
Aetna Inc.	1,000,000	30,510
Aveta Inc.4,5	2,843,000	17,058
Fresenius SE1	357,094	14
		2,420,037

INDUSTRIALS — 6.56%
Stericycle, Inc.1	3,390,000	274,319
Boeing Co.	3,065,000	200,022
Lockheed Martin Corp.	1,820,000	127,236
Roper Industries, Inc.	1,540,000	117,702
PACCAR Inc	1,850,000	106,227
United Technologies Corp.	1,300,000	102,336
General Dynamics Corp.	1,300,000	92,248
Ingersoll-Rand PLC	1,910,618	89,971
Air Lease Corp., Class A1,2,4,5	4,183,448	83,669
Northrop Grumman Corp.	1,150,000	74,497
Iron Mountain Inc.	2,665,600	66,667
CSX Corp.	1,010,000	65,256
General Electric Co.	3,000,000	54,870
MTU Aero Engines Holding AG	737,629	49,886
W.W. Grainger, Inc.	350,000	48,339
Spirit AeroSystems Holdings, Inc., Class A1	2,003,600	41,695
Grafton Group PLC, units	7,866,000	36,264
MSC Industrial Direct Co., Inc., Class A	550,000	35,580
Graco Inc.	750,000	29,587
Tyco International Ltd.	699,125	28,972
Vestas Wind Systems A/S1	915,000	28,887
Honeywell International Inc.	515,000	27,377
FedEx Corp.	200,000	18,602
Fastenal Co.	295,000	17,673
Raytheon Co.	246,000	11,400
TransDigm Group Inc.1	138,000	9,937
Wolseley PLC1	182,083	5,808
		1,845,027

CONSUMER STAPLES — 3.04%
Philip Morris International Inc.	3,530,000	206,611
Costco Wholesale Corp.	2,645,000	190,995
Estée Lauder Companies Inc., Class A	1,697,240	136,967
Altria Group, Inc.	4,050,000	99,711
PepsiCo, Inc.	1,220,000	79,703
Procter & Gamble Co.	1,035,000	66,582
CVS/Caremark Corp.	1,600,000	55,632
Colgate-Palmolive Co.	250,000	20,092
		856,293

TELECOMMUNICATION SERVICES — 1.95%
Qwest Communications International Inc.	25,000,000	190,250
SOFTBANK CORP.	4,252,600	147,236
América Móvil, SAB de CV, Series L (ADR)	1,995,000	114,393
American Tower Corp., Class A1	1,150,000	59,386
Telephone and Data Systems, Inc., special common shares	1,190,000	37,509
		548,774

UTILITIES — 0.52%
Edison International	2,400,000	92,640
KGen Power Corp.1,2,4,5	3,166,128	31,661
RRI Energy, Inc.1	5,696,500	21,704
		146,005

MISCELLANEOUS — 1.00%
Other common stocks in initial period of acquisition		282,523

Total common stocks (cost: $18,918,929,000)		26,618,957

Convertible securities — 0.14%

CONSUMER DISCRETIONARY — 0.14%
Groupon Inc., Series G, convertible preferred1,4,5	1,266,224	40,000

Total convertible securities (cost: $40,000,000)		40,000

	Principal amount
Short-term securities — 5.57%	(000)

Freddie Mac 0.145%–0.34% due 2/22–12/12/2011	$609,528	608,954
U.S. Treasury Bills 0.13%–0.187% due 1/6–5/19/2011	214,200	214,119
Straight-A Funding LLC 0.25%–0.26% due 1/7–3/7/20113	191,116	191,075
Federal Home Loan Bank 0.155%–0.20% due 1/21–5/11/2011	135,500	135,433
Jupiter Securitization Co., LLC 0.22%–0.27% due 1/6–2/11/20113	111,500	111,483
Federal Farm Credit Banks 0.20% due 6/6/2011	66,000	65,943
Google, Inc. 0.19%–0.20% due 1/10–1/19/20113	60,775	60,770
Variable Funding Capital Company LLC 0.26% due 1/20/20113	50,000	49,992
Fannie Mae 0.18%–0.29% due 1/18–2/14/2011	42,700	42,695
Procter & Gamble Co. 0.23%–0.24% due 3/3–3/16/20113	36,500	36,486
Abbott Laboratories 0.20% due 1/3/20113	21,467	21,467
General Electric Capital Corp. 0.15% due 1/3/2011	18,600	18,600
Bank of America Corp. 0.28% due 1/3/2011	9,800	9,800

Total short-term securities (cost: $1,566,729,000)		1,566,817

Total investment securities (cost: $20,525,658,000)		28,225,774
Other assets less liabilities		(87,190)

Net assets		$28,138,584

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $595,972,000, which represented 2.12% of the net assets of the fund.

4Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $209,405,000, which represented .74% of the net assets of the fund.
5Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets
Air Lease Corp., Class A	6/30/2010	$83,669	$83,669	.30%
Groupon Inc., Series G, convertible preferred	12/17/2010	40,000	40,000	.14
Bond Street Holdings LLC, Class A	8/6/2010	34,125	37,017	.13
KGen Power Corp.	12/19/2006	44,326	31,661	.11
Aveta Inc.	12/21/2005	38,380	17,058	.06
Total restricted securities		$240,500	$209,405	.74%

Key to abbreviations

ADR = American Depositary Receipts
CAD = Canadian dollars

International Fund
Investment portfolio

December 31, 2010

Common stocks — 96.59%	Shares	Value (000)

FINANCIALS — 21.33%
Prudential PLC	18,909,470	$196,938
Erste Bank der oesterreichischen Sparkassen AG	3,088,804	145,043
BNP Paribas SA	2,272,219	144,561
Credit Suisse Group AG	3,176,613	127,982
Lloyds Banking Group PLC1	123,074,399	126,069
Bank of China Ltd., Class H	228,632,800	120,600
Ping An Insurance (Group) Co. of China, Ltd., Class H	10,136,000	113,321
Itaú Unibanco Holding SA, preferred nominative (ADR)	4,456,150	106,992
Housing Development Finance Corp. Ltd.	4,845,000	78,919
AIA Group Ltd.1	27,961,700	78,603
UniCredit SpA	33,836,448	69,994
China Taiping Insurance Holdings Co. Ltd.1	21,635,000	66,524
Banco Santander, SA	6,222,673	65,924
Banco Bradesco SA, preferred nominative	3,327,500	65,447
Longfor Properties Co. Ltd.	41,501,500	57,772
China Construction Bank Corp., Class H	60,840,200	54,556
China Pacific Insurance (Group) Co., Ltd., Class H	12,800,000	53,191
Agricultural Bank of China, Class H1	103,100,000	51,731
Sun Hung Kai Properties Ltd.	2,449,000	40,676
Sino Land Co. Ltd.	17,382,000	32,515
Banco do Brasil SA, ordinary nominative	1,657,300	31,368
OTP Bank PLC1	1,300,000	31,366
UBS AG1	1,587,941	26,070
Woori Finance Holdings Co., Ltd.	1,907,530	26,051
HSBC Holdings PLC (Hong Kong)	2,500,000	25,634
CapitaMalls Asia Ltd.	16,401,000	24,793
Shinhan Financial Group Co., Ltd.	464,000	21,628
Deutsche Börse AG	309,700	21,438
Banco Santander (Brasil) SA, units (ADR)	743,000	10,105
Banco Santander (Brasil) SA, units	743,000	10,093
Société Générale	365,187	19,628
Admiral Group PLC	787,000	18,589
Barclays PLC	3,883,500	15,842
Industrial and Commercial Bank of China Ltd., Class H	19,969,950	14,876
Hana Financial Holdings	320,000	12,209
AXA SA	683,312	11,368
Sampo Oyj, Class A	390,000	10,449
HDFC Bank Ltd.	173,000	9,078
Deutsche Bank AG	166,500	8,699
Chongqing Rural Commercial Bank Co., Ltd., Class H1	10,513,000	7,074
Hongkong Land Holdings Ltd.	610,000	4,404
Samsung Card Co., Ltd.	70,000	3,886
Kerry Properties Ltd.	651,180	3,393
PT Bank Negara Indonesia (Persero) Tbk	7,190,500	3,092
		2,168,491

HEALTH CARE — 12.41%
Bayer AG	5,073,423	374,913
Novartis AG	5,544,613	325,857
Teva Pharmaceutical Industries Ltd. (ADR)	3,398,000	177,138
Mindray Medical International Ltd., Class A (ADR)	5,491,000	144,962
Merck KGaA	972,655	77,791
JSC Pharmstandard (GDR)1	1,280,000	36,480
JSC Pharmstandard (GDR)1,2	307,300	8,758
Richter Gedeon Nyrt	202,300	41,373
Terumo Corp.	700,000	39,401
Essilor International	272,000	17,510
UCB SA	500,000	17,152
		1,261,335

INFORMATION TECHNOLOGY — 11.25%
Canon, Inc.	2,738,900	142,022
HOYA CORP.	4,158,300	101,000
NetEase.com, Inc. (ADR)1	2,651,062	95,836
Murata Manufacturing Co., Ltd.	1,186,000	83,118
SAP AG	1,503,000	76,522
Delta Electronics, Inc.	15,575,867	76,126
Nintendo Co., Ltd.	222,800	65,394
Rohm Co., Ltd.	979,100	63,915
MediaTek Inc.	3,996,101	57,221
Tokyo Electron Ltd.	875,000	55,395
Acer Inc.	17,814,556	55,051
Hon Hai Precision Industry Co., Ltd.	10,920,000	44,007
Telefonaktiebolaget LM Ericsson, Class B	3,176,890	36,915
Redecard SA, ordinary nominative	2,605,000	33,033
Compal Electronics, Inc.	24,114,809	31,967
Hirose Electric Co., Ltd.	217,300	24,489
Ibiden Co., Ltd.	730,000	23,036
Samsung Electronics Co. Ltd.	19,000	15,888
Nippon Electric Glass Co., Ltd.	1,050,000	15,157
Nokia Corp.	1,400,000	14,480
Taiwan Semiconductor Manufacturing Co. Ltd.	5,847,497	14,239
NXP Semiconductors NV1	575,000	12,035
Keyence Corp.	24,000	6,952
		1,143,798

INDUSTRIALS — 10.13%
Wolseley PLC1	3,188,152	101,700
Siemens AG	806,000	99,843
Ryanair Holdings PLC (ADR)	3,151,400	96,937
BAE Systems PLC	18,804,000	96,747
Samsung Engineering Co., Ltd.	465,000	78,668
Atlas Copco AB, Class A	1,983,000	50,035
Atlas Copco AB, Class B	1,161,000	26,256
Schneider Electric SA	426,925	63,896
SMC Corp.	340,000	58,251
Marubeni Corp.	7,675,000	53,977
Asahi Glass Co., Ltd.	3,900,000	45,586
Jardine Matheson Holdings Ltd.	987,600	43,454
Nidec Corp.	250,000	25,280
Serco Group PLC	2,500,000	21,652
Geberit AG	75,000	17,342
China Merchants Holdings (International) Co., Ltd.	4,189,847	16,549
Brambles Ltd.	2,020,000	14,710
East Japan Railway Co.	224,000	14,567
TNT NV	494,491	13,051
Legrand SA	308,000	12,543
Qantas Airways Ltd.1	4,600,000	11,950
AB Volvo, Class B1	650,000	11,452
Bureau Veritas SA	110,000	8,338
Komatsu Ltd.	260,000	7,868
Kühne + Nagel International AG	55,000	7,647
Vestas Wind Systems A/S1	230,000	7,261
KONE Oyj, Class B	130,000	7,227
Aggreko PLC	285,000	6,585
SGS SA	3,700	6,209
Daikin Industries, Ltd.	108,300	3,842
		1,029,423

CONSUMER DISCRETIONARY — 9.92%
Daimler AG1	2,607,000	176,730
Fiat SpA	7,507,800	154,804
British Sky Broadcasting Group PLC	9,457,500	108,525
Industria de Diseño Textil, SA	1,150,000	86,104
Marks and Spencer Group PLC	9,880,000	56,840
Hyundai Motor Co.	369,300	56,458
Techtronic Industries Co. Ltd.	40,554,000	52,905
Honda Motor Co., Ltd.	1,302,000	51,557
adidas AG, non-registered shares	580,000	37,892
Esprit Holdings Ltd.	6,666,614	31,734
Yamada Denki Co., Ltd.	441,220	30,107
Li & Fung Ltd.	5,090,000	29,534
Cie. Générale des Établissements Michelin, Class B	321,934	23,102
Porsche Automobil Holding SE, nonvoting preferred	285,000	22,721
Carnival PLC	350,000	16,272
Kia Motors Corp.	322,000	14,356
Bayerische Motoren Werke AG	145,000	11,403
Kesa Electricals PLC	3,173,300	7,881
Dongfeng Motor Group Co., Ltd., Class H	4,392,000	7,572
OPAP SA	429,330	7,424
Multi Screen Media Private Ltd.1,3,4	82,217	6,835
Belle International Holdings Ltd.	3,900,000	6,593
Toyota Motor Corp.	144,500	5,731
LG Electronics Inc.	52,500	5,459
		1,008,539

CONSUMER STAPLES — 8.78%
Nestlé SA	3,404,800	199,372
Anheuser-Busch InBev NV	2,612,414	149,413
Anheuser-Busch InBev NV, VVPR STRIPS1	1,189,792	6
Pernod Ricard SA	1,232,706	115,902
Imperial Tobacco Group PLC	3,200,000	98,186
Danone SA	1,234,806	77,586
L’Oréal SA	512,000	56,842
Wilmar International Ltd.	10,019,000	43,953
Asahi Breweries, Ltd.	1,985,300	38,464
Koninklijke Ahold NV	2,768,000	36,530
British American Tobacco PLC	612,000	23,506
SABMiller PLC	379,600	13,355
Tesco PLC	1,923,357	12,745
Wesfarmers Ltd.	370,304	12,120
Foster’s Group Ltd.	1,258,520	7,311
Shinsegae Co., Ltd.	8,229	4,452
Tingyi (Cayman Islands) Holding Corp.	1,150,000	2,944
		892,687

TELECOMMUNICATION SERVICES — 8.52%
América Móvil, SAB de CV, Series L (ADR)	3,961,500	227,153
MTN Group Ltd.	9,849,900	200,990
Philippine Long Distance Telephone Co.	726,800	42,370
Philippine Long Distance Telephone Co. (ADR)	340,000	19,812
Axiata Group Bhd.1	37,235,000	57,359
Hellenic Telecommunications Organization SA	6,910,000	56,603
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	59,087,500	52,136
Millicom International Cellular SA	514,700	49,205
Telekom Austria AG, non-registered shares	3,421,453	48,098
TeliaSonera AB	4,035,000	31,977
Bharti Airtel Ltd.	3,587,800	28,789
SOFTBANK CORP.	385,000	13,330
Koninklijke KPN NV	665,800	9,716
OJSC Mobile TeleSystems (ADR)	437,500	9,131
Turkcell Iletisim Hizmetleri AS	1,250,000	8,541
Vodafone Group PLC	2,666,250	6,892
France Télécom SA	175,000	3,647
Bayan Telecommunications Holdings Corp., Class A1,3,4	43,010	—
Bayan Telecommunications Holdings Corp., Class B1,3,4	14,199	—
		865,749

MATERIALS — 5.82%
ArcelorMittal	4,803,500	182,169
Linde AG	814,600	123,605
Syngenta AG	170,200	49,786
Svenska Cellulosa AB SCA, Class B	2,615,000	41,292
CRH PLC	1,686,701	34,936
PT Semen Gresik (Persero) Tbk	30,896,000	32,405
Impala Platinum Holdings Ltd.	905,000	32,004
POSCO	63,560	27,274
Givaudan SA	19,832	21,402
BASF SE	210,000	16,753
Shin-Etsu Chemical Co., Ltd.	275,000	14,903
Amcor Ltd.	1,400,000	9,665
Akzo Nobel NV	93,000	5,777
		591,971

ENERGY — 5.61%
BP PLC	29,190,137	211,873
Royal Dutch Shell PLC, Class B	2,200,000	72,545
Royal Dutch Shell PLC, Class A	372,000	12,293
Eni SpA	2,806,000	61,269
OAO Gazprom (ADR)	1,735,000	43,809
Reliance Industries Ltd.	1,785,000	42,263
Cameco Corp.	660,608	26,675
Woodside Petroleum Ltd.	438,750	19,099
Sasol Ltd.	358,820	18,862
BG Group PLC	770,000	15,558
OJSC OC Rosneft (GDR)	1,660,000	11,886
China National Offshore Oil Corp.	4,850,000	11,506
INPEX CORP.	1,600	9,371
TOTAL SA	150,000	7,948
Cairn Energy PLC1	832,000	5,448
		570,405

UTILITIES — 2.59%
Power Grid Corp. of India Ltd.	49,976,640	109,867
GDF SUEZ	2,409,264	86,444
Scottish and Southern Energy PLC	1,746,800	33,362
SUEZ Environnement Co.	942,250	19,453
CEZ, a s	205,000	8,565
International Power PLC	830,000	5,663
		263,354

MISCELLANEOUS — 0.23%
Other common stocks in initial period of acquisition		23,195

Total common stocks (cost: $7,740,581,000)		9,818,947

Preferred stocks — 0.05%	Shares

FINANCIALS — 0.05%
Barclays Bank PLC, Series RCI, 14.00%5	2,535,000	4,763

Total preferred stocks (cost: $4,167,000)		4,763

Rights & warrants — 0.00%

FINANCIALS — 0.00%
Banco Bradesco SA, rights, expire 20111	55,136	285

Total rights & warrants (cost: $0)		285

	Principal amount
Bonds, notes & other debt instruments — 0.09%	(000)

FINANCIALS — 0.09%
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	€7,000	9,539

Total bonds, notes & other debt instruments (cost: $9,358,000)		9,539

Short-term securities — 3.15%

Freddie Mac 0.155%–0.19% due 1/18–2/25/2011	$84,000	83,987
Québec (Province of) 0.19% due 2/4/20112	35,000	34,993
Coca-Cola Co. 0.21% due 2/11/20112	33,200	33,192
Procter & Gamble International Funding S.C.A. 0.16% due 1/24/20112	27,000	26,997
Nordea North America, Inc. 0.23% due 1/7/2011	25,900	25,899
U.S. Treasury Bill 0.13% due 1/13/2011	25,300	25,299
Société Générale North America, Inc. 0.11% due 1/3/2011	24,100	24,100
Credit Suisse New York Branch 0.22% due 1/3/2011	20,000	19,999
Bank of Montreal 0.23% due 1/5/2011	15,000	15,000
Jupiter Securitization Co., LLC 0.23% due 1/27/20112	13,000	12,998
Private Export Funding Corp. 0.31% due 3/8/20112	12,750	12,744
Federal Home Loan Bank 0.18% due 1/4/2011	4,700	4,700

Total short-term securities (cost: $319,904,000)		319,908

Total investment securities (cost: $8,074,010,000)		10,153,442
Other assets less liabilities		12,514

Net assets		$10,165,956

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $129,682,000, which represented 1.28% of the net assets of the fund.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	dates	(000)	(000)	assets
Multi Screen Media Private Ltd.	9/6/2000–4/18/2002	$32,519	$6,835	.07%
Bayan Telecommunications Holdings Corp., Class A	2/11/1998–8/31/1998	104	—	.00
Bayan Telecommunications Holdings Corp., Class B	2/11/1998–8/31/1998	34	—	.00
Total private placement securities		$32,657	$6,835	.07%

4Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $6,835,000, which represented .07% of the net assets of the fund.
5Coupon rate may change periodically.

Key to abbreviations and symbol

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
€ = Euros

New World Fund
Investment portfolio

December 31, 2010

Common stocks — 82.31%	Shares	Value (000)

CONSUMER STAPLES — 16.43%
OJSC Magnit (GDR)	1,135,000	$33,255
OJSC Magnit (GDR)1	64,500	1,890
Shoprite Holdings Ltd.	1,980,000	29,952
Tesco PLC	4,242,418	28,111
Nestlé SA	465,000	27,229
Wal-Mart de México, SAB de CV, Series V (ADR)	786,000	22,464
Wal-Mart de México, SAB de CV, Series V	1,410,000	4,046
Anheuser-Busch InBev NV	418,224	23,920
China Yurun Food Group Ltd.	6,119,000	20,114
United Spirits Ltd.	580,142	18,991
SABMiller PLC	529,000	18,611
Coca-Cola Co.	259,500	17,067
X5 Retail Group NV (GDR)1,2	281,776	13,032
X5 Retail Group NV (GDR)2	74,200	3,432
British American Tobacco PLC	393,000	15,094
Pernod Ricard SA	159,600	15,006
Grupo Modelo, SAB de CV, Series C	1,815,000	11,234
Grupo Nacional de Chocolates SA	782,500	11,045
Unilever NV, depository receipts	354,500	11,038
Olam International Ltd.	4,213,382	10,309
Procter & Gamble Co.	160,000	10,293
PepsiCo, Inc.	150,000	9,799
IOI Corp. Bhd.	5,097,066	9,604
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	300,000	9,309
Kimberly-Clark de México, SAB de CV, Class A	1,300,000	7,971
Grupo Comercial Chedraui, SAB de CV, Class B2	2,370,300	7,203
Avon Products, Inc.	232,200	6,748
Beiersdorf AG	100,000	5,549
Danone SA	51,872	3,259
Colgate-Palmolive Co.	35,000	2,813
Poslovni sistem Mercator, dd	11,274	2,376
Tingyi (Cayman Islands) Holding Corp.	900,000	2,304
		413,068

FINANCIALS — 10.85%
PT Bank Rakyat Indonesia (Persero) Tbk	25,653,150	29,896
Industrial and Commercial Bank of China Ltd., Class H	33,899,800	25,252
Housing Development Finance Corp. Ltd.	1,300,000	21,175
China Life Insurance Co. Ltd., Class H	4,745,000	19,382
Itaú Unibanco Holding SA, preferred nominative (ADR)	559,082	13,424
Itaú Unibanco Holding SA, preferred nominative	227,950	5,464
DLF Ltd.	2,550,000	16,649
Bancolombia SA (ADR)	210,000	13,001
Agricultural Bank of China, Class H2	24,367,000	12,227
Sberbank of Russia (GDR)3	27,300	11,692
Türkiye Garanti Bankasi AS	2,210,000	11,193
Itaúsa — Investimentos Itaú SA, preferred nominative	1,367,982	10,878
CIMB Group Holdings Bhd.	3,000,000	8,270
Land and Houses PCL, nonvoting depository receipt	36,450,000	7,799
Erste Bank der oesterreichischen Sparkassen AG	141,377	6,638
Royal Bank of Scotland Group PLC2	9,675,000	5,894
Banco Santander, SA	545,883	5,783
FirstRand Ltd.	1,915,127	5,672
Ayala Land, Inc.	15,000,000	5,636
Bank of the Philippine Islands	4,135,412	5,569
Kotak Mahindra Bank Ltd.	519,886	5,274
PT Bank Central Asia Tbk	6,920,000	4,915
Banco Industrial e Comercial SA, preferred nominative	512,900	4,372
BankMuscat (SAOG) (GDR)	414,568	4,146
Bank Pekao SA	60,000	3,628
China Construction Bank Corp., Class H	3,157,035	2,831
Banco Santander (Brasil) SA, units	166,000	2,255
Prudential PLC	207,320	2,159
HSBC Holdings PLC (United Kingdom)	161,882	1,643
		272,717

CONSUMER DISCRETIONARY — 9.60%
Truworths International Ltd.	3,232,000	35,153
Naspers Ltd., Class N	406,200	23,922
Toyota Motor Corp.	588,300	23,332
Honda Motor Co., Ltd.	455,000	18,017
Bayerische Motoren Werke AG	225,000	17,694
McDonald’s Corp.	205,000	15,736
Golden Eagle Retail Group Ltd.	5,450,000	13,434
Swatch Group Ltd	95,000	7,661
Swatch Group Ltd, non-registered shares	10,450	4,658
Sony Corp.	250,000	9,013
Sony Corp. (ADR)	50,000	1,786
Dongfeng Motor Group Co., Ltd., Class H	6,122,000	10,554
Li & Fung Ltd.	1,668,600	9,682
Hero Honda Motors Ltd.	215,000	9,560
Wynn Macau, Ltd.	4,250,000	9,514
Parkson Holdings Bhd.	5,365,726	9,379
Nikon Corp.	335,200	6,800
Nitori Co., Ltd.	65,000	5,684
Desarrolladora Homex, SA de CV (ADR)2	160,000	5,410
TVN SA	500,000	2,888
Central European Media Enterprises Ltd., Class A2	75,000	1,526
		241,403

INDUSTRIALS — 7.90%
Boart Longyear Ltd.	6,290,000	29,336
Schneider Electric SA	148,220	22,183
Cia. de Concessões Rodoviárias, ordinary nominative	525,000	14,833
Outotec Oyj	235,000	14,521
Tata Motors Ltd.	470,000	13,752
United Technologies Corp.	173,000	13,619
Container Corp. of India Ltd.	455,735	12,914
Siemens AG	103,100	12,772
Murray & Roberts Holdings Ltd.	2,075,000	12,653
Intertek Group PLC	395,200	10,937
Vestas Wind Systems A/S2	218,000	6,882
China Railway Construction Corp. Ltd., Class H	5,350,000	6,442
Bidvest Group Ltd.	223,114	5,309
Enka Insaat ve Sanayi AS	1,375,000	5,130
Komatsu Ltd.	130,000	3,934
KBR, Inc.	124,900	3,806
Suzlon Energy Ltd.2	2,740,000	3,352
Jiangsu Expressway Co. Ltd., Class H	2,900,000	3,321
Daelim Industrial Co., Ltd.	21,484	2,224
Doosan Heavy Industries and Construction Co., Ltd.	8,070	610
		198,530

INFORMATION TECHNOLOGY — 7.25%
Samsung Electronics Co. Ltd.	45,725	38,235
Infosys Technologies Ltd.	410,200	31,583
Google Inc., Class A2	47,000	27,917
HTC Corp.	595,140	18,371
Mail.ru Group Ltd. (GDR)2	380,377	13,693
Kingboard Chemical Holdings Ltd.	1,859,000	11,133
Corning Inc.	460,000	8,887
TOTVS SA, ordinary nominative	73,200	7,452
Cielo SA, ordinary nominative	790,800	6,407
Yahoo! Inc.2	370,000	6,153
NetEase.com, Inc. (ADR)2	120,000	4,338
HOYA CORP.	164,400	3,993
Nokia Corp.	200,000	2,069
Cisco Systems, Inc.2	95,500	1,932
Kingboard Laminates Holdings Ltd.	84,500	86
		182,249

MATERIALS — 7.07%
Holcim Ltd	407,011	30,754
Anglo American PLC	401,850	20,924
Fibria Celulose SA, ordinary nominative (ADR)2	1,156,138	18,498
Linde AG	109,000	16,539
Sigma-Aldrich Corp.	205,000	13,645
Aquarius Platinum Ltd.	2,010,000	10,999
Israel Chemicals Ltd.	635,000	10,885
BHP Billiton PLC	262,664	10,447
Northam Platinum Ltd.	1,440,000	9,902
Sinofert Holdings Ltd.2	16,200,000	8,378
Vale SA, Class A, preferred nominative	252,000	7,363
First Quantum Minerals Ltd.	47,000	5,105
PT Semen Gresik (Persero) Tbk	3,825,000	4,012
PT Indocement Tunggal Prakarsa Tbk	1,836,500	3,251
Anhui Conch Cement Co. Ltd., Class H	660,000	3,095
Buzzi Unicem SpA	155,000	1,769
Buzzi Unicem SpA, nonconvertible shares	91,000	662
OCI Co. Ltd.	5,000	1,454
		177,682

HEALTH CARE — 7.04%
Cochlear Ltd.	500,000	41,122
Novo Nordisk A/S, Class B	256,420	28,915
Amil Participações SA, ordinary nominative	1,997,410	21,418
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	7,204,000	20,436
Krka, dd, Novo mesto	209,640	17,635
Baxter International Inc.	272,300	13,784
JSC Pharmstandard (GDR)2	422,000	12,027
Teva Pharmaceutical Industries Ltd. (ADR)	200,000	10,426
Sinopharm Group Co. Ltd., Class H	2,259,000	7,876
Novartis AG	57,500	3,379
		177,018

TELECOMMUNICATION SERVICES — 5.78%
América Móvil, SAB de CV, Series L (ADR)	864,875	49,592
América Móvil, SAB de CV, Series L	850,000	2,441
SOFTBANK CORP.	545,500	18,887
Telekom Austria AG, non-registered shares	1,075,000	15,112
China Telecom Corp. Ltd., Class H	27,870,000	14,593
Telefónica, SA	640,000	14,509
Partner Communications Co. Ltd.	350,000	7,102
Vodafone Group PLC	2,132,500	5,512
China Mobile Ltd.	500,000	4,966
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	5,440,000	4,800
Telefónica 02 Czech Republic, AS	220,000	4,478
Telekomunikacja Polska SA	600,000	3,314
		145,306

ENERGY — 5.73%
Oil Search Ltd.	2,465,000	17,749
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	443,520	16,783
Eurasia Drilling Co. Ltd. (GDR)1	254,800	8,281
Eurasia Drilling Co. Ltd. (GDR)	249,350	8,104
Saipem SpA, Class S	233,000	11,471
Cairn India Ltd.2	1,507,000	11,215
Tenaris SA (ADR)	212,500	10,408
Noble Energy, Inc.	100,000	8,608
Nexen Inc.	353,299	8,101
Oil and Gas Development Co. Ltd.	4,000,000	7,946
Niko Resources Ltd.	65,000	6,745
Cobalt International Energy, Inc.2	486,400	5,939
Uranium One Inc.	1,200,000	5,745
TOTAL SA	75,000	3,974
TOTAL SA (ADR)	32,500	1,738
Chevron Corp.	45,000	4,106
Gran Tierra Energy Inc.2	500,000	4,025
OAO TMK (GDR)1,2	142,826	2,951
		143,889

UTILITIES — 1.54%
Cia. Energética de Minas Gerais — CEMIG, preferred nominative	852,500	13,717
CLP Holdings Ltd.	1,122,000	9,109
Cheung Kong Infrastructure Holdings Ltd.	1,840,000	8,427
PGE Polska Grupa Energetyczna SA	950,000	7,442
		38,695

MISCELLANEOUS — 3.12%
Other common stocks in initial period of acquisition		78,238

Total common stocks (cost: $1,405,455,000)		2,068,795

Rights & warrants — 0.01%

MISCELLANEOUS — 0.01%
Other rights & warrants in initial period of acquisition		197

Total rights & warrants (cost: $0)		197

	Principal amount	Value
Bonds, notes & other debt instruments — 7.22%	(000)	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 6.49%
Brazil (Federal Republic of) Global 12.50% 2016	BRL1,500	$1,051
Brazil (Federal Republic of) Global 6.00% 2017	$1,075	1,222
Brazil (Federal Republic of) 10.00% 2017	BRL1,850	1,023
Brazil (Federal Republic of) 6.00% 20174	1,951	1,197
Brazil (Federal Republic of) Global 8.00% 20185	$3,153	3,705
Brazil (Federal Republic of) Global 8.875% 2019	1,000	1,325
Brazil (Federal Republic of) 6.00% 20204	BRL2,231	1,376
Brazil (Federal Republic of) Global 12.50% 2022	700	503
Brazil (Federal Republic of) Global 8.875% 2024	$100	138
Brazil (Federal Republic of) Global 10.125% 2027	1,425	2,187
Brazil (Federal Republic of) Global 11.00% 2040	7,355	9,926
Brazil (Federal Republic of) 6.00% 20454	BRL3,902	2,550
Turkey (Republic of) 14.00% 2011	TRY 500	325
Turkey (Republic of) 10.00% 20124	3,965	2,899
Turkey (Republic of) 16.00% 2012	2,500	1,772
Turkey (Republic of) 16.00% 2013	2,350	1,842
Turkey (Republic of) 4.00% 20154	2,027	1,494
Turkey (Republic of) 7.25% 2015	$1,700	1,968
Turkey (Republic of) 7.00% 2016	2,800	3,234
Turkey (Republic of) 7.50% 2017	1,500	1,781
Turkey (Republic of) 6.75% 2018	2,500	2,869
Turkey (Republic of) 7.00% 2019	800	928
Turkey (Republic of) 6.875% 2036	1,200	1,344
Turkey (Republic of) 6.75% 2040	500	547
United Mexican States Government Global 6.375% 2013	4,375	4,802
United Mexican States Government, Series MI10, 8.00% 2013	MXN 7,671	661
United Mexican States Government, Series MI10, 9.50% 2014	33,500	3,041
United Mexican States Government, Series M10, 8.00% 2015	20,000	1,730
United Mexican States Government, Series M10, 7.25% 2016	14,000	1,179
United Mexican States Government Global 5.625% 2017	$2,500	2,778
United Mexican States Government, Series M10, 7.75% 2017	MXN10,000	863
United Mexican States Government Global, Series A, 5.125% 2020	$984	1,031
United Mexican States Government, Series M20, 10.00% 2024	MXN21,000	2,124
United Mexican States Government Global, Series A, 7.50% 2033	$350	431
United Mexican States Government, Series M30, 10.00% 2036	MXN6,000	603
Colombia (Republic of) Global 10.00% 2012	$2,600	2,834
Colombia (Republic of) Global 10.75% 2013	1,360	1,591
Colombia (Republic of) Global 8.25% 2014	1,300	1,531
Colombia (Republic of) Global 12.00% 2015	COP3,072,000	2,140
Colombia (Republic of) Global 7.375% 2017	$2,550	3,022
Colombia (Republic of) Global 11.75% 2020	315	476
Colombia (Republic of) Global 8.125% 2024	500	634
Colombia (Republic of) Global 9.85% 2027	COP1,810,000	1,336
Colombia (Republic of) Global 7.375% 2037	$2,389	2,843
Philippines (Republic of) 8.25% 2014	1,000	1,175
Philippines (Republic of) 9.875% 2019	2,200	3,069
Philippines (Republic of) 4.95% 2021	PHP127,000	3,064
Philippines (Republic of) 7.75% 2031	$2,235	2,766
Argentina (Republic of) 0.169% 20125,6	2,750	655
Argentina (Republic of) 7.00% 2015	1,150	1,086
Argentina (Republic of) 8.28% 20335,7	2,875	2,681
Argentina (Republic of) 5.83% 20334,5,7	ARS 7,643	1,635
Argentina (Republic of) GDP-Linked 2035	43,865	1,618
Argentina (Republic of) GDP-Linked 2035	$9,045	1,416
Peru (Republic of) 8.375% 2016	1,706	2,115
Peru (Republic of) 7.125% 2019	90	107
Peru (Republic of) 7.35% 2025	500	611
Peru (Republic of) 8.75% 2033	2,756	3,796
Peru (Republic of) 6.55% 20375	782	860
Russian Federation 7.50% 20301,5	3,049	3,536
Russian Federation 7.50% 20305	2,954	3,426
Panama (Republic of) Global 7.25% 2015	1,175	1,363
Panama (Republic of) Global 7.125% 2026	890	1,075
Panama (Republic of) Global 8.875% 2027	300	412
Panama (Republic of) Global 9.375% 2029	1,148	1,616
Panama (Republic of) Global 6.70% 20365	1,824	2,043
Indonesia (Republic of), Series 30, 10.75% 2016	IDR16,493,000	2,134
Indonesia (Republic of) 11.50% 2019	2,662,000	368
Indonesia (Republic of) 5.875% 2020	$3,100	3,418
Croatian Government 6.75% 20191	5,000	5,241
Croatian Government 6.625% 20201	500	517
Hungarian Government, Series 12/C, 6.00% 2012	HUF 50,300	238
Hungarian Government, Series 14/C, 5.50% 2014	200,000	904
Hungarian Government, Series 15/A, 8.00% 2015	172,810	837
Hungarian Government 6.25% 2020	$3,870	3,757
Polish Government, Series 0413, 5.25% 2013	PLN4,550	1,559
Polish Government 5.00% 2015	$300	320
Polish Government, Series 0415, 5.50% 2015	PLN3,000	1,022
Polish Government 6.375% 2019	$1,970	2,217
Chilean Government 3.875% 2020	4,850	4,786
South Africa (Republic of) 6.875% 2019	1,350	1,588
South Africa (Republic of) 5.50% 2020	1,000	1,069
South Africa (Republic of), Series R-207, 7.25% 2020	ZAR5,500	790
Malaysian Government 3.756% 2011	MYR6,300	2,052
Malaysian Government, Series 204, 5.094% 2014	1,000	343
Egypt (Arab Republic of) 8.60% 2011	EGP4,560	786
Egypt (Arab Republic of) 8.75% 2012	3,000	517
Egypt (Arab Republic of) 6.875% 20401	$750	795
Dominican Republic 9.50% 20115	77	80
Dominican Republic 9.04% 20185	437	498
Dominican Republic 8.625% 20271,5	1,150	1,294
Venezuela (Republic of) 9.25% 2027	2,100	1,575
Thai Government 3.625% 2015	THB40,000	1,350
		163,036

ENERGY — 0.29%
Gazprom OJSC 5.092% 20151	$1,275	1,313
Gazprom OJSC, Series 9, 6.51% 2022	1,000	1,025
Gazprom OJSC 6.51% 20221	600	615
Gazprom OJSC 7.288% 2037	1,200	1,254
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	1,800	1,841
Petrobras International 5.75% 2020	1,300	1,355
		7,403

MATERIALS — 0.17%
CEMEX Finance LLC 9.50% 20161	2,900	3,005
CEMEX SA 9.25% 20201	753	743
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	370	410
		4,158

FINANCIALS — 0.11%
VEB Finance Ltd. 6.902% 20201	485	509
VEB Finance Ltd. 6.80% 20251	500	501
Development Bank of Kazakhstan 5.50% 20151	960	972
BBVA Bancomer SA 7.25% 20201	725	769
Banco de Crédito del Perú 5.375% 20201	100	99
		2,850

UTILITIES — 0.09%
AES Panamá, SA 6.35% 20161	1,100	1,183
Enersis SA 7.375% 2014	650	719
AES Gener SA 7.50% 2014	250	271
		2,173

CONSUMER STAPLES — 0.04%
BFF International Ltd. 7.25% 20201	$1,000	$1,045

TELECOMMUNICATION SERVICES — 0.03%
Orascom Telecom 7.875% 20141	850	803

Total bonds, notes & other debt instruments (cost: $162,215,000)		181,468

Short-term securities — 10.29%

U.S. Treasury Bills 0.132%–0.185% due 1/6–5/19/2011	102,200	102,169
Fannie Mae 0.14% due 3/1/2011	50,000	49,990
Google, Inc. 0.18% due 1/10/20111	26,500	26,499
Société Générale North America, Inc. 0.10% due 1/3/2011	21,100	21,100
Thunder Bay Funding, LLC 0.23% due 1/20/20111	20,000	19,997
International Bank for Reconstruction and Development 0.19% due 2/28/2011	20,000	19,996
Bank of Nova Scotia 0.09% due 1/3/2011	13,400	13,400
Freddie Mac 0.25% due 1/18/2011	5,500	5,500

Total short-term securities (cost: $258,639,000)		258,651

Total investment securities (cost: $1,826,309,000)		2,509,111
Other assets less liabilities		4,313

Net assets		$2,513,424

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $95,590,000, which represented 3.80% of the net assets of the fund.

2Security did not produce income during the last 12 months.
3Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $11,692,000, which represented .47% of the net assets of the fund.
4Index-linked bond whose principal amount moves with a government retail price index.
5Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6Coupon rate may change periodically.
7Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
ARS = Argentine pesos
BRL = Brazilian reais
COP = Colombian pesos
EGP = Egyptian pounds
HUF = Hungarian forints
IDR = Indonesian rupiah
MXN = Mexican pesos
MYR = Malaysian ringgits
PHP = Philippine pesos
PLN = Polish zloty
THB = Thai baht
TRY = Turkish liras
ZAR = South African rand

Blue Chip Income and Growth Fund
Investment portfolio

December 31, 2010

Common stocks — 93.43%	Shares	Value (000)

INFORMATION TECHNOLOGY — 22.12%
Microsoft Corp.	6,815,000	$190,275
Hewlett-Packard Co.	3,250,000	136,825
Oracle Corp.	4,340,000	135,842
Intel Corp.	6,200,000	130,386
International Business Machines Corp.	830,000	121,811
Texas Instruments Inc.	1,250,000	40,625
Google Inc., Class A1	65,000	38,608
Nokia Corp. (ADR)	3,000,000	30,960
Yahoo! Inc.1	1,672,500	27,814
Cisco Systems, Inc.1	1,300,000	26,299
QUALCOMM Inc.	500,000	24,745
Linear Technology Corp.	550,000	19,024
Corning Inc.	938,800	18,137
Apple Inc.1	37,000	11,935
Maxim Integrated Products, Inc.	400,000	9,448
		962,734

INDUSTRIALS — 13.24%
United Parcel Service, Inc., Class B	850,000	61,693
CSX Corp.	930,000	60,087
United Technologies Corp.	760,000	59,827
General Electric Co.	3,100,000	56,699
Rockwell Automation	700,000	50,197
Norfolk Southern Corp.	592,800	37,240
Union Pacific Corp.	375,000	34,747
Illinois Tool Works Inc.	650,000	34,710
Emerson Electric Co.	600,000	34,302
Eaton Corp.	300,000	30,453
Ingersoll-Rand PLC	600,000	28,254
Avery Dennison Corp.	550,000	23,287
Waste Management, Inc.	600,000	22,122
Southwest Airlines Co.	1,000,000	12,980
Tyco International Ltd.	300,000	12,432
Pitney Bowes Inc.	485,400	11,737
General Dynamics Corp.	74,600	5,294
		576,061

CONSUMER STAPLES — 10.41%
Philip Morris International Inc.	1,615,000	94,526
CVS/Caremark Corp.	2,700,000	93,879
Kraft Foods Inc., Class A	2,030,000	63,965
PepsiCo, Inc.	550,000	35,932
Kimberly-Clark Corp.	555,000	34,987
Kellogg Co.	592,000	30,239
Lorillard, Inc.	365,000	29,952
ConAgra Foods, Inc.	1,200,000	27,096
Walgreen Co.	630,000	24,545
General Mills, Inc.	500,000	17,795
		452,916

HEALTH CARE — 9.88%
Merck & Co., Inc.	3,045,400	109,756
Abbott Laboratories	1,050,000	50,306
Amgen Inc.1	875,000	48,037
Medtronic, Inc.	1,200,000	44,508
Eli Lilly and Co.	900,000	31,536
Bristol-Myers Squibb Co.	1,125,000	29,790
AstraZeneca PLC (ADR)	600,000	27,714
Cardinal Health, Inc.	700,000	26,817
Pfizer Inc	1,400,000	24,514
Novartis AG (ADR)	300,000	17,685
Boston Scientific Corp.1	1,480,000	11,204
Covidien PLC	175,000	7,990
		429,857

ENERGY — 9.76%
ConocoPhillips	2,050,000	139,605
Royal Dutch Shell PLC, Class B (ADR)	1,050,000	70,004
Royal Dutch Shell PLC, Class A (ADR)	900,000	60,102
Schlumberger Ltd.	450,000	37,575
Exxon Mobil Corp.	420,000	30,710
BP PLC (ADR)	580,000	25,619
EOG Resources, Inc.	180,000	16,454
Chevron Corp.	170,000	15,512
Spectra Energy Corp	541,700	13,537
Marathon Oil Corp.	332,700	12,320
Eni SpA (ADR)	70,000	3,062
		424,500

CONSUMER DISCRETIONARY — 9.52%
Target Corp.	1,100,000	66,143
Lowe’s Companies, Inc.	2,300,000	57,684
CBS Corp., Class B	2,500,000	47,625
Harley-Davidson, Inc.	1,180,000	40,911
Staples, Inc.	1,710,000	38,937
Carnival Corp., units	650,000	29,971
Comcast Corp., Class A	1,350,000	29,659
Home Depot, Inc.	690,000	24,191
Royal Caribbean Cruises Ltd.1	500,000	23,500
General Motors Co.1	606,100	22,341
Leggett & Platt, Inc.	698,903	15,907
Johnson Controls, Inc.	300,000	11,460
Nissan Motor Co., Ltd. (ADR)	310,000	5,878
		414,207

FINANCIALS — 8.16%
JPMorgan Chase & Co.	2,603,000	110,420
Bank of America Corp.	8,230,000	109,788
American Express Co.	1,250,000	53,650
Capital One Financial Corp.	700,000	29,792
Wells Fargo & Co.	790,000	24,482
HSBC Holdings PLC (ADR)	318,749	16,269
Bank of New York Mellon Corp.	355,000	10,721
		355,122

TELECOMMUNICATION SERVICES — 6.20%
AT&T Inc.	7,005,000	205,807
Verizon Communications Inc.	1,000,000	35,780
Qwest Communications International Inc.	2,615,000	19,900
CenturyLink, Inc.	180,000	8,311
		269,798

UTILITIES — 1.69%
Southern Co.	750,000	28,673
NextEra Energy, Inc.	400,000	20,796
FirstEnergy Corp.	370,000	13,697
Xcel Energy Inc.	250,000	5,887
Duke Energy Corp.	260,000	4,631
		73,684

MATERIALS — 1.34%
Air Products and Chemicals, Inc.	400,000	36,380
Dow Chemical Co.	645,000	22,020
		58,400

MISCELLANEOUS — 1.11%
Other common stocks in initial period of acquisition		48,374

Total common stocks (cost: $3,386,545,000)		4,065,653

Rights & warrants — 0.00%

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 20131,2	60,000	—

Total rights & warrants (cost: $230,000)		—

Convertible securities — 1.03%	Shares or principal amount

CONSUMER DISCRETIONARY — 0.60%
General Motors Co., Series B, 4.75% convertible preferred 20131	481,900	26,076

UTILITIES — 0.25%
PPL Corp. 9.50% convertible preferred 2013, units	200,000	10,994

MATERIALS — 0.18%
United States Steel Corp. 4.00% convertible debenture 2014	$4,080,000	7,935

Total convertible securities (cost: $43,561,000)		45,005

	Principal amount	Value
Short-term securities — 5.49%	(000)	(000)

Freddie Mac 0.145%–0.24% due 2/22–7/26/2011	$70,500	$70,454
U.S. Treasury Bills 0.13%–0.187% due 3/31–6/16/2011	57,000	56,966
Fannie Mae 0.15%–0.16% due 3/14–3/23/2011	43,400	43,388
Variable Funding Capital Company LLC 0.25% due 2/17/20113	30,000	29,990
Google, Inc. 0.20% due 1/19/20113	13,075	13,073
Abbott Laboratories 0.20% due 1/3/20113	12,900	12,900
General Electric Capital Corp. 0.15% due 1/3/2011	12,000	12,000

Total short-term securities (cost: $238,763,000)		238,771

Total investment securities (cost: $3,669,099,000)		4,349,429
Other assets less liabilities		1,951

Net assets		$4,351,380

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities represented less than .01% of the net assets of the fund.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $55,963,000, which represented 1.29% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Global Growth and Income Fund
Investment portfolio

December 31, 2010

Common stocks — 92.43%	Shares	Value (000)

FINANCIALS — 17.57%
Agricultural Bank of China, Class H1	85,066,000	$42,682
Industrial and Commercial Bank of China Ltd., Class H	49,526,440	36,893
Australia and New Zealand Banking Group Ltd.	1,280,000	30,570
JPMorgan Chase & Co.	643,200	27,285
Prudential PLC	2,213,353	23,052
Marsh & McLennan Companies, Inc.	800,000	21,872
Macquarie Group Ltd.	500,000	18,927
HSBC Holdings PLC (ADR)	175,000	8,932
HSBC Holdings PLC (Hong Kong)	821,529	8,424
Macquarie International Infrastructure Fund Ltd.	36,200,164	16,642
Bank of Nova Scotia	200,000	11,485
Fairfax Financial Holdings Ltd.	27,000	11,106
Longfor Properties Co. Ltd.	7,100,000	9,883
People’s United Financial, Inc.	701,000	9,821
AXA SA	583,935	9,715
China Life Insurance Co. Ltd., Class H	2,297,000	9,383
Bank of America Corp.	700,000	9,338
Axis Bank Ltd.	290,000	8,756
Hospitality Properties Trust	375,000	8,640
Capitol Federal Financial, Inc.1	629,505	7,497
Synovus Financial Corp.	2,700,000	7,128
Berkshire Hathaway Inc., Class B1	84,000	6,729
PNC Financial Services Group, Inc.	100,000	6,072
Toronto-Dominion Bank	80,000	5,974
United Overseas Bank Ltd.	415,000	5,885
Absa Group Ltd.	257,000	5,462
Standard Chartered PLC	180,000	4,842
Citigroup Inc.1	1,000,000	4,730
Hang Seng Bank Ltd.	250,000	4,111
UBS AG1	248,500	4,080
ING Groep NV, depository receipts1	371,426	3,613
Itaú Unibanco Holding SA, preferred nominative (ADR)	137,500	3,301
BNP Paribas SA	51,890	3,301
Indiabulls Real Estate Ltd.1	980,000	3,052
First Southern Bancorp, Inc.1,2,3	122,265	2,580
Bank of China Ltd., Class H	4,840,000	2,553
		404,316

CONSUMER DISCRETIONARY — 11.86%
Virgin Media Inc.	2,015,000	54,889
Home Depot, Inc.	980,000	34,359
Carnival Corp., units	600,000	27,666
McDonald’s Corp.	290,000	22,260
Carphone Warehouse Group PLC1	2,845,550	17,535
MGM Resorts International1	1,000,000	14,850
Saks Inc.1	1,200,000	12,840
D.R. Horton, Inc.	1,000,000	11,930
Toll Corp.1	600,000	11,400
Toyota Motor Corp.	246,000	9,756
Apollo Group, Inc., Class A1	220,000	8,688
Honda Motor Co., Ltd.	218,000	8,632
DIRECTV, Class A1	200,000	7,986
adidas AG, non-registered shares	82,700	5,403
Truworths International Ltd.	480,000	5,221
Thomson Reuters Corp.	135,000	5,056
H & M Hennes & Mauritz AB, Class B	147,610	4,916
Esprit Holdings Ltd.	911,899	4,341
Amazon.com, Inc.1	20,000	3,600
Time Warner Inc.	50,000	1,609
		272,937

MATERIALS — 11.18%
Newmont Mining Corp.	800,000	49,144
Barrick Gold Corp.	890,000	47,330
Yamana Gold Inc.	2,000,000	25,686
Freeport-McMoRan Copper & Gold Inc.	200,000	24,018
United States Steel Corp.	350,000	20,447
Nucor Corp.	320,000	14,022
BHP Billiton PLC (ADR)	140,000	11,270
Impala Platinum Holdings Ltd.	316,648	11,198
Dow Chemical Co.	300,000	10,242
Monsanto Co.	145,000	10,098
Gold Fields Ltd.	500,000	9,154
BASF SE	77,000	6,143
Rio Tinto PLC	80,000	5,596
Air Products and Chemicals, Inc.	58,000	5,275
PT Semen Gresik (Persero) Tbk	4,600,000	4,825
Praxair, Inc.	30,000	2,864
		257,312

INFORMATION TECHNOLOGY — 9.83%
Nintendo Co., Ltd.	105,000	30,818
International Business Machines Corp.	200,000	29,352
Google Inc., Class A1	46,750	27,768
HTC Corp.	661,500	20,419
Microsoft Corp.	600,000	16,752
Canon, Inc.	302,000	15,660
Intel Corp.	700,000	14,721
Samsung Electronics Co. Ltd.	17,200	14,383
KLA-Tencor Corp.	300,000	11,592
Automatic Data Processing, Inc.	205,000	9,487
Apple Inc.1	20,000	6,451
Oracle Corp.	200,000	6,260
Avago Technologies Ltd.	190,000	5,409
MediaTek Inc.	374,020	5,356
Yahoo! Inc.1	255,000	4,241
Cisco Systems, Inc.1	200,000	4,046
Tyco Electronics Ltd.	100,000	3,540
		226,255

INDUSTRIALS — 9.64%
Joy Global Inc.	400,000	34,700
Schneider Electric SA	166,274	24,885
Geberit AG	85,000	19,655
General Electric Co.	1,000,000	18,290
Emerson Electric Co.	290,000	16,579
Lockheed Martin Corp.	200,000	13,982
Waste Management, Inc.	340,000	12,536
Tyco International Ltd.	300,000	12,432
United Technologies Corp.	140,000	11,021
Vallourec SA	100,000	10,503
Cobham PLC	2,730,000	8,662
Rickmers Maritime4	27,420,000	8,440
Boeing Co.	100,000	6,526
Siemens AG	46,500	5,760
Caterpillar Inc.	60,000	5,620
Capita Group PLC	437,000	4,745
Ryanair Holdings PLC (ADR)	145,000	4,460
Finmeccanica SpA	275,583	3,132
		221,928

CONSUMER STAPLES — 9.18%
British American Tobacco PLC	902,000	34,644
Kraft Foods Inc., Class A	1,048,000	33,022
Anheuser-Busch InBev NV	419,000	23,964
Unilever NV, depository receipts	705,000	21,951
Tesco PLC	3,303,000	21,886
Coca-Cola Amatil Ltd.	1,112,352	12,356
Pernod Ricard SA	112,200	10,549
Coca-Cola Co.	143,000	9,405
C&C Group PLC	2,020,820	9,136
Sysco Corp.	250,000	7,350
Procter & Gamble Co.	100,000	6,433
Philip Morris International Inc.	90,000	5,268
Shoprite Holdings Ltd.	330,000	4,992
Avon Products, Inc.	133,000	3,865
SABMiller PLC	100,000	3,518
Colgate-Palmolive Co.	35,000	2,813
		211,152

TELECOMMUNICATION SERVICES — 8.59%
Verizon Communications Inc.	875,000	31,307
Portugal Telecom, SGPS, SA	2,590,000	29,003
Telstra Corp. Ltd.	7,500,000	21,402
AT&T Inc.	675,000	19,831
China Telecom Corp. Ltd., Class H	32,960,000	17,259
SOFTBANK CORP.	413,000	14,299
TalkTalk Telecom Group PLC	5,691,100	14,197
Koninklijke KPN NV	950,000	13,863
América Móvil, SAB de CV, Series L (ADR)	130,000	7,454
América Móvil, SAB de CV, Series L	1,020,000	2,930
Bell Aliant Regional Communications Income Fund	380,000	9,933
Philippine Long Distance Telephone Co.	128,220	7,475
Partner Communications Co. Ltd.	365,000	7,406
Frontier Communications Corp., Class B	126,020	1,226
		197,585

HEALTH CARE — 7.15%
Merck & Co., Inc.	1,507,000	54,312
Eli Lilly and Co.	650,000	22,776
Novartis AG	383,000	22,509
Novo Nordisk A/S, Class B	140,000	15,787
CSL Ltd.	250,000	9,279
Sonic Healthcare Ltd.	750,000	8,898
Vertex Pharmaceuticals Inc.1	238,877	8,368
Smith & Nephew PLC	588,000	6,202
Johnson & Johnson	100,000	6,185
Roche Holding AG	37,850	5,546
Bayer AG	62,500	4,619
		164,481

ENERGY — 3.99%
TOTAL SA	345,000	18,280
Royal Dutch Shell PLC, Class A (ADR)	129,000	8,615
Royal Dutch Shell PLC, Class B (ADR)	125,000	8,334
Saipem SpA, Class S	271,800	13,380
Cenovus Energy Inc.	392,000	13,121
Tenaris SA (ADR)	141,000	6,906
Oil Search Ltd.	760,000	5,472
Crescent Point Energy Corp.	114,300	5,080
Chevron Corp.	50,000	4,562
Reliance Industries Ltd.	176,000	4,167
EnCana Corp.	132,000	3,862
		91,779

UTILITIES — 3.44%
Hongkong Electric Holdings Ltd.	3,470,000	21,875
GDF SUEZ	580,000	20,810
SUEZ Environnement Co.	701,026	14,473
Snam Rete Gas SpA	2,000,000	9,942
DUET Group	4,418,377	7,615
PG&E Corp.	90,500	4,330
		79,045

Total common stocks (cost: $1,781,006,000)		2,126,790

Preferred stocks — 0.10%

FINANCIALS — 0.10%
Resona Preferred Global Securities (Cayman) Ltd. 7.191%5,6	2,355,000	2,340

Total preferred stocks (cost: $1,103,000)		2,340

	Shares or
Convertible securities — 0.70%	principal amount

MATERIALS — 0.65%
Alcoa Inc. 5.25% convertible notes 2014	$6,000,000	14,873

CONSUMER DISCRETIONARY — 0.04%
MGM Resorts International 4.25% convertible notes 20155	$939,000	1,033

FINANCIALS — 0.01%
First Southern Bancorp, Inc., Series C, convertible preferred1,2,3	209	209

Total convertible securities (cost: $6,997,000)		16,115

	Principal amount	Value
Bonds, notes & other debt instruments — 2.03%	(000)	(000)

CONSUMER DISCRETIONARY — 0.93%
Virgin Media Finance PLC, Series 1, 9.50% 2016	$5,000	$5,675
Virgin Media Secured Finance PLC 6.50% 2018	9,000	9,517
Royal Caribbean Cruises Ltd. 11.875% 2015	5,100	6,324
		21,516

FINANCIALS — 0.48%
Zions Bancorporation 5.65% 2014	1,310	1,308
Zions Bancorporation 5.50% 2015	5,880	5,722
Zions Bancorporation 6.00% 2015	3,955	3,914
		10,944

TELECOMMUNICATION SERVICES — 0.42%
Digicel Group Ltd. 12.00% 20145	8,225	9,623

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.20%
Brazil (Federal Republic of) 10.00% 2017	BRL8,500	4,701

Total bonds, notes & other debt instruments (cost: $38,229,000)		46,784

Short-term securities — 4.64%

Freddie Mac 0.145%–0.155% due 1/25–2/25/2011	$24,900	24,896
Network Rail Infrastructure Finance PLC 0.22% due 1/24/2011	18,800	18,797
Coca-Cola Co. 0.21% due 2/11/20115	10,600	10,597
Bank of Nova Scotia 0.20% due 1/12/2011	10,500	10,499
Credit Suisse New York Branch 0.22% due 1/3/2011	10,000	10,000
Variable Funding Capital Company LLC 0.25% due 1/18/20115	10,000	9,999
Société Générale North America, Inc. 0.11% due 1/3/2011	6,600	6,600
American Honda Finance Corp. 0.22% due 2/3/2011	6,400	6,399
Jupiter Securitization Co., LLC 0.23% due 1/27/20115	6,000	5,999
Federal Home Loan Bank 0.22% due 3/23/2011	2,900	2,899

Total short-term securities (cost: $106,684,000)		106,685

Total investment securities (cost: $1,934,019,000)		2,298,714
Other assets less liabilities		2,204

Net assets		$2,300,918

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,789,000, which represented .12% of the net assets of the fund.
3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets
First Southern Bancorp, Inc.	12/17/2009	$2,580	$2,580	.11%
First Southern Bancorp, Inc., Series C, convertible preferred	12/17/2009	209	209	.01
Total restricted securities		$2,789	$2,789	.12%

4Represents an affiliated company as defined under the Investment Company Act of 1940.

5Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $39,591,000, which represented 1.72% of the net assets of the fund.

6Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts
BRL = Brazilian reais

Growth-Income Fund
Investment portfolio

December 31, 2010

Common stocks — 91.47%	Shares	Value (000)

INFORMATION TECHNOLOGY — 21.27%
Oracle Corp.	25,417,500	$795,568
Microsoft Corp.	26,790,100	747,980
Google Inc., Class A1	1,072,800	637,211
Hewlett-Packard Co.	9,000,000	378,900
Intel Corp.	13,511,900	284,155
Corning Inc.	14,500,000	280,140
International Business Machines Corp.	1,875,000	275,175
Yahoo! Inc.1	15,735,400	261,680
Cisco Systems, Inc.1	11,600,000	234,668
Flextronics International Ltd.1	29,500,000	231,575
MasterCard Inc., Class A	800,000	179,288
QUALCOMM Inc.	3,150,000	155,894
Linear Technology Corp.	3,500,000	121,065
Xilinx, Inc.	3,727,400	108,020
Accenture PLC, Class A	2,225,000	107,890
Nokia Corp.	8,405,000	86,933
Texas Instruments Inc.	2,625,000	85,313
Rovi Corp.1	1,157,800	71,795
Analog Devices, Inc.	1,750,000	65,922
Maxim Integrated Products, Inc.	2,700,000	63,774
Autodesk, Inc.1	1,400,000	53,480
KLA-Tencor Corp.	1,350,000	52,164
HOYA CORP.	2,000,000	48,577
Automatic Data Processing, Inc.	955,000	44,197
CoreLogic, Inc.	2,251,680	41,701
Dell Inc.1	2,480,090	33,605
Applied Materials, Inc.	2,200,000	30,910
Nintendo Co., Ltd.	75,000	22,013
Advanced Micro Devices, Inc.1	2,000,000	16,360
Telefonaktiebolaget LM Ericsson, Class B	1,320,784	15,347
Motorola, Inc.1	1,362,500	12,358
SAP AG	239,500	12,194
AOL Inc.1	493,031	11,690
Western Union Co.	400,000	7,428
Comverse Technology, Inc.1	970,000	7,042
		5,582,012

CONSUMER DISCRETIONARY — 12.47%
Comcast Corp., Class A	10,086,000	221,589
Comcast Corp., Class A, special nonvoting shares	1,000,000	20,810
Time Warner Inc.	7,256,667	233,447
DIRECTV, Class A1	5,812,500	232,093
Best Buy Co., Inc.	6,700,000	229,743
Royal Caribbean Cruises Ltd.1	4,805,000	225,835
Time Warner Cable Inc.	3,217,601	212,458
News Corp., Class A	14,500,200	211,123
Target Corp.	3,350,000	201,436
Kohl’s Corp.1	3,350,000	182,039
Mattel, Inc.	7,000,000	178,010
Home Depot, Inc.	3,691,500	129,424
General Motors Co.1	3,487,150	128,536
Apollo Group, Inc., Class A1	3,250,000	128,343
Fiat SpA	6,000,000	123,715
McDonald’s Corp.	1,400,000	107,464
Staples, Inc.	4,600,000	104,742
VF Corp.	800,000	68,944
Harley-Davidson, Inc.	1,950,000	67,607
Lowe’s Companies, Inc.	2,500,000	62,700
D.R. Horton, Inc.	5,000,000	59,650
Carnival Corp., units	1,200,000	55,332
Toyota Motor Corp.	900,000	35,694
Golden Eagle Retail Group Ltd.	12,828,000	31,621
NIKE, Inc., Class B	154,180	13,170
Harman International Industries, Inc.1	185,000	8,565
		3,274,090

INDUSTRIALS — 12.40%
CSX Corp.	6,663,023	430,498
United Technologies Corp.	4,075,000	320,784
Union Pacific Corp.	3,338,200	309,318
Norfolk Southern Corp.	3,565,300	223,972
Precision Castparts Corp.	1,510,000	210,207
3M Co.	2,296,000	198,145
United Parcel Service, Inc., Class B	2,656,200	192,787
General Dynamics Corp.	2,707,000	192,089
General Electric Co.	10,200,000	186,558
Avery Dennison Corp.	3,955,000	167,455
Southwest Airlines Co.	10,945,000	142,066
Emerson Electric Co.	2,400,000	137,208
Rockwell Automation	1,315,000	94,299
Ingersoll-Rand PLC	1,900,000	89,471
SGS SA	48,761	81,824
Eaton Corp.	800,000	81,208
Waste Management, Inc.	2,150,000	79,270
Tyco International Ltd.	1,000,000	41,440
Pitney Bowes Inc.	1,552,200	37,532
Lockheed Martin Corp.	400,000	27,964
AMR Corp.1	1,500,000	11,685
		3,255,780

ENERGY — 9.99%
ConocoPhillips	7,503,000	510,954
Royal Dutch Shell PLC, Class A (ADR)	3,835,000	256,101
Royal Dutch Shell PLC, Class B (ADR)	1,652,391	110,165
Royal Dutch Shell PLC, Class B	2,639,816	87,048
Schlumberger Ltd.	4,135,000	345,273
Baker Hughes Inc.	4,314,700	246,671
Chevron Corp.	2,603,200	237,542
Apache Corp.	1,367,000	162,987
EOG Resources, Inc.	1,708,000	156,128
Devon Energy Corp.	1,693,000	132,918
Canadian Natural Resources, Ltd.	2,040,000	90,993
Marathon Oil Corp.	2,025,000	74,986
Woodside Petroleum Ltd.	1,155,000	50,278
Eni SpA	2,250,000	49,129
Exxon Mobil Corp.	590,000	43,141
BP PLC	3,864,409	28,049
Cameco Corp.	660,600	26,675
Spectra Energy Corp	332,500	8,309
OAO Gazprom (ADR)	142,100	3,588
		2,620,935

HEALTH CARE — 8.58%
Merck & Co., Inc.	11,690,361	421,321
Abbott Laboratories	5,380,000	257,756
Boston Scientific Corp.1	29,670,000	224,602
Biogen Idec Inc.1	2,693,500	180,599
Amgen Inc.1	2,760,400	151,546
Hologic, Inc.1	5,661,300	106,546
Cardinal Health, Inc.	2,400,000	91,944
Beckman Coulter, Inc.	1,200,000	90,276
Medco Health Solutions, Inc.1	1,400,000	85,778
Medtronic, Inc.	2,115,000	78,445
Roche Holding AG	535,000	78,390
Novartis AG (ADR)	1,300,000	76,635
Johnson & Johnson	1,225,000	75,766
Pfizer Inc	3,460,000	60,585
Forest Laboratories, Inc.1	1,700,000	54,366
St. Jude Medical, Inc.1	1,200,000	51,300
CIGNA Corp.	1,250,000	45,825
ResMed Inc.1	800,000	27,712
Covidien PLC	531,250	24,257
Teva Pharmaceutical Industries Ltd. (ADR)	435,000	22,676
Thermo Fisher Scientific Inc.1	390,000	21,590
Myriad Genetics, Inc.1	711,800	16,258
Aetna Inc.	283,393	8,646
		2,252,819

FINANCIALS — 8.50%
Bank of America Corp.	19,841,452	264,685
JPMorgan Chase & Co.	5,606,450	237,826
Capital One Financial Corp.	5,000,000	212,800
HSBC Holdings PLC (Hong Kong)	8,105,309	83,109
HSBC Holdings PLC (ADR)	1,538,570	78,529
State Street Corp.	3,470,700	160,832
Citigroup Inc.1	30,000,000	141,900
Marsh & McLennan Companies, Inc.	5,175,000	141,484
AFLAC Inc.	2,030,200	114,564
Arthur J. Gallagher & Co.	2,925,000	85,059
Bank of New York Mellon Corp.	2,263,405	68,355
Credit Suisse Group AG	1,570,000	63,253
Banco Santander, SA	5,239,010	55,503
Hudson City Bancorp, Inc.	4,000,000	50,960
Discover Financial Services	2,615,000	48,456
SunTrust Banks, Inc.	1,617,800	47,741
Northern Trust Corp.	860,000	47,653
Wells Fargo & Co.	1,500,000	46,485
Moody’s Corp.	1,467,300	38,942
Weyerhaeuser Co.	1,814,541	34,349
Industrial and Commercial Bank of China Ltd., Class H	45,366,585	33,794
First American Financial Corp.	2,251,680	33,640
Chimera Investment Corp.	8,000,000	32,880
Bank of China Ltd., Class H	60,390,000	31,855
Comerica Inc.	682,100	28,812
UBS AG1	1,343,666	22,059
Allstate Corp.	635,000	20,244
Radian Group Inc.	496,742	4,009
Indiabulls Real Estate Ltd. (GDR)1,2	387,915	1,208
Washington Mutual, Inc.1	1,371,429	78
		2,231,064

CONSUMER STAPLES — 7.40%
Philip Morris International Inc.	7,069,500	413,778
PepsiCo, Inc.	4,939,519	322,699
Molson Coors Brewing Co., Class B	4,780,500	239,933
CVS/Caremark Corp.	5,750,000	199,927
Kraft Foods Inc., Class A	6,000,000	189,060
Avon Products, Inc.	3,305,000	96,043
Unilever NV (New York registered)	2,700,000	84,780
Asahi Breweries, Ltd.	4,300,000	83,310
L’Oréal SA	500,000	55,510
Wal-Mart Stores, Inc.	1,000,000	53,930
Colgate-Palmolive Co.	524,023	42,116
Walgreen Co.	1,000,000	38,960
Coca-Cola Co.	567,700	37,338
Altria Group, Inc.	1,475,000	36,314
Lorillard, Inc.	384,000	31,511
Kimberly-Clark Corp.	280,000	17,651
		1,942,860

MATERIALS — 4.00%
Air Products and Chemicals, Inc.	2,360,000	214,642
Dow Chemical Co.	4,149,100	141,650
Freeport-McMoRan Copper & Gold Inc.	1,100,000	132,099
ArcelorMittal	2,540,000	96,328
Sealed Air Corp.	3,200,000	81,440
Monsanto Co.	1,100,000	76,604
SSAB Svenskt Stål AB, Class A	3,276,684	55,053
Barrick Gold Corp.	1,000,000	53,180
Praxair, Inc.	499,624	47,699
United States Steel Corp.	769,000	44,925
Celanese Corp., Series A	1,075,000	44,258
Salzgitter AG	511,743	39,506
Akzo Nobel NV	247,000	15,343
MeadWestvaco Corp.	258,200	6,754
		1,049,481

TELECOMMUNICATION SERVICES — 3.80%
AT&T Inc.	16,310,000	479,188
Telephone and Data Systems, Inc.	3,070,000	112,208
Telephone and Data Systems, Inc., special common shares	2,970,000	93,614
Qwest Communications International Inc.	13,000,000	98,930
Verizon Communications Inc.	2,350,000	84,083
América Móvil, SAB de CV, Series L (ADR)	775,000	44,439
Turkcell Iletisim Hizmetleri AS	6,020,000	41,134
PT XL Axiata Tbk1	35,960,000	21,153
Sprint Nextel Corp., Series 11	4,795,000	20,283
CenturyLink, Inc.	78,775	3,637
		998,669

UTILITIES — 1.36%
Dominion Resources, Inc.	2,500,000	106,800
Scottish and Southern Energy PLC	4,265,000	81,457
Public Service Enterprise Group Inc.	1,785,000	56,781
FirstEnergy Corp.	1,430,000	52,938
Exelon Corp.	1,050,000	43,722
Duke Energy Corp.	665,000	11,844
American Electric Power Co., Inc.	67,900	2,443
		355,985

MISCELLANEOUS — 1.70%
Other common stocks in initial period of acquisition		445,438

Total common stocks (cost: $18,897,008,000)		24,009,133

Preferred stocks — 0.16%

FINANCIALS — 0.16%
JPMorgan Chase & Co., Series I, 7.90%3	29,049,000	30,983
Wells Fargo & Co., Series K, 7.98%3	9,530,000	10,102

Total preferred stocks (cost: $37,668,000)		41,085

Rights & warrants — 0.00%

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 20131,2	1,600,000	—

Total rights & warrants (cost: $6,131,000)		—

	Shares or
Convertible securities — 0.40%	principal amount

FINANCIALS — 0.29%
Citigroup Inc. 7.50% convertible preferred 2012	550,000	75,180

INDUSTRIALS — 0.11%
AMR Corp. 6.25% convertible notes 2014	$14,250,000	16,209
United Continental Holdings, Inc. 4.50% convertible debentures 2015	$9,000,000	13,219
		29,428

Total convertible securities (cost: $79,257,000)		104,608

	Principal amount
Bonds, notes & other debt instruments — 0.04%	(000)

CONSUMER DISCRETIONARY — 0.03%
General Motors Corp. 7.20% 20114	$9,095	3,115
General Motors Corp. 8.25% 20234	3,225	1,137
General Motors Corp. 8.375% 20334	9,030	3,273
		7,525

FINANCIALS — 0.01%
Wachovia Capital Trust III 5.80% (undated)3	4,345	3,786

Total bonds, notes & other debt instruments (cost: $9,661,000)		11,311

	Principal amount	Value
Short-term securities — 7.95%	(000)	(000)

Bank of America Corp. 0.20%–0.28% due 1/3–1/26/2011	$503,900	$503,865
Fannie Mae 0.17%–0.38% due 1/5–5/16/2011	320,200	320,095
U.S. Treasury Bills 0.026%–0.165% due 1/6–4/28/2011	277,900	277,863
Hewlett-Packard Co. 0.17%–0.18% due 1/3–1/7/20115	238,450	238,444
Freddie Mac 0.19% due 1/25–4/18/2011	229,600	229,528
NetJets Inc. 0.15%–0.19% due 1/6–1/13/20115	184,000	183,991
Jupiter Securitization Co., LLC 0.23%–0.27% due 1/5–1/27/20115	168,200	168,187
Procter & Gamble International Funding S.C.A. 0.17% due 1/12/20115	50,000	49,997
Abbott Laboratories 0.17% due 1/11/20115	44,100	44,098
Straight-A Funding LLC 0.25% due 2/15/20115	35,000	34,988
Johnson & Johnson 0.22%–0.24% due 1/20–2/9/20115	19,500	19,497
Federal Home Loan Bank 0.16% due 2/1/2011	16,700	16,697

Total short-term securities (cost: $2,087,147,000)		2,087,250

Total investment securities (cost: $21,116,872,000)		26,253,387
Other assets less liabilities		(6,559)

Net assets		$26,246,828

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,208,000, which represented less than .01% of the net assets of the fund.

3Coupon rate may change periodically.
4Scheduled interest and/or principal payment was not received.

5Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $739,202,000, which represented 2.82% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

International Growth and Income Fund
Investment portfolio

December 31, 2010

Common stocks — 88.27%	Shares	Value (000)

FINANCIALS — 15.94%
Banco Santander, SA	524,951	$5,561
Aviva PLC	498,000	3,051
China Construction Bank Corp., Class H	2,984,230	2,676
Bank of China Ltd., Class H	5,038,000	2,658
Barclays PLC	490,000	1,999
Société Générale	36,736	1,974
Bank of Cyprus PCL	488,368	1,684
China Life Insurance Co. Ltd., Class H	350,000	1,430
Erste Bank der oesterreichischen Sparkassen AG	24,629	1,156
CapitaMall Trust, units	650,000	988
Raiffeisen Bank International AG	17,000	931
Ascendas Real Estate Investment Trust	495,000	798
DBS Group Holdings Ltd	68,000	759
Hongkong Land Holdings Ltd.	105,000	758
Link Real Estate Investment Trust	240,000	746
HDFC Bank Ltd.	13,950	732
Itaú Unibanco Holding SA, preferred nominative	30,250	725
Deutsche Börse AG	10,300	713
Deutsche Bank AG	13,500	705
Chongqing Rural Commercial Bank Co., Ltd., Class H1	1,040,000	700
Prudential PLC	65,200	679
Japan Real Estate Investment Corp.	61	633
China Taiping Insurance Holdings Co. Ltd.1	200,000	615
Siam Commercial Bank PCL	102,000	350
Admiral Group PLC	14,607	345
Türkiye Garanti Bankasi AS	61,800	313
Sberbank of Russia (GDR)2	300	129
		33,808

INFORMATION TECHNOLOGY — 14.99%
Compal Electronics, Inc.	5,754,745	7,629
Quanta Computer Inc.	2,457,340	5,158
Nintendo Co., Ltd.	17,400	5,107
Acer Inc.	1,038,157	3,208
Wistron Corp.	1,389,834	2,832
MediaTek Inc.	185,369	2,654
NetEase.com, Inc. (ADR)1	37,600	1,359
Hynix Semiconductor Inc.1	50,000	1,057
Delta Electronics, Inc.	202,760	991
Redecard SA, ordinary nominative	43,960	557
Taiwan Semiconductor Manufacturing Co. Ltd.	204,014	497
HTC Corp.	15,600	482
Cielo SA, ordinary nominative	32,500	263
		31,794

CONSUMER STAPLES — 10.61%
Philip Morris International Inc.	113,040	6,616
British American Tobacco PLC	139,221	5,347
Anheuser-Busch InBev NV	60,150	3,440
Nestlé SA	46,800	2,741
Wesfarmers Ltd.	43,150	1,413
Foster’s Group Ltd.	215,000	1,249
Wilmar International Ltd.	211,000	926
Pernod Ricard SA	8,195	770
		22,502

CONSUMER DISCRETIONARY — 8.73%
Daimler AG1	92,330	6,259
Virgin Media Inc.	169,900	4,628
Hyundai Motor Co.	8,950	1,368
Bayerische Motoren Werke AG	15,000	1,180
Honda Motor Co., Ltd.	23,500	931
TUI Travel PLC	221,500	850
Esprit Holdings Ltd.	164,537	783
Fiat SpA	37,500	773
Toyota Motor Corp.	19,100	758
adidas AG, non-registered shares	8,000	523
Li & Fung Ltd.	50,000	290
OPAP SA	9,513	164
		18,507

TELECOMMUNICATION SERVICES — 8.40%
Singapore Telecommunications Ltd.	1,255,000	2,983
América Móvil, SAB de CV, Series L (ADR)	51,000	2,924
BCE Inc.	60,135	2,137
Millicom International Cellular SA	19,300	1,845
Telekom Austria AG, non-registered shares	101,927	1,433
SOFTBANK CORP.	31,300	1,084
Türk Telekomünikasyon AS, Class D	252,400	1,063
Turkcell Iletisim Hizmetleri AS	155,000	1,059
Advanced Info Service PCL	230,000	648
Taiwan Mobile Co., Ltd.	266,000	636
Telefónica, SA	27,800	630
Philippine Long Distance Telephone Co.	8,300	484
Chunghwa Telecom Co., Ltd.	160,000	407
Maxis Bhd.	197,200	339
Portugal Telecom, SGPS, SA	12,789	143
		17,815

INDUSTRIALS — 7.53%
Legrand SA	116,000	4,724
BAE Systems PLC	751,350	3,866
ASSA ABLOY AB, Class B	76,000	2,141
AB Volvo, Class B1	93,800	1,653
Siemens AG	11,000	1,363
Sandvik AB	35,522	692
Schneider Electric SA	3,614	541
Embraer SA, ordinary nominative	72,000	512
A.P. Moller-Maersk A/S, Class B	28	253
Geberit AG	1,000	231
		15,976

MATERIALS — 6.84%
ArcelorMittal	112,200	4,255
CRH PLC	157,722	3,267
Svenska Cellulosa AB SCA, Class B	132,000	2,084
Amcor Ltd.	252,700	1,745
Syngenta AG	4,060	1,188
Rio Tinto PLC	7,414	518
Israel Chemicals Ltd.	27,200	466
Givaudan SA	397	429
Akzo Nobel NV	5,300	329
Ambuja Cements Ltd.	68,000	218
		14,499

UTILITIES — 5.74%
Scottish and Southern Energy PLC	293,700	5,609
GDF SUEZ	124,250	4,458
Hongkong Electric Holdings Ltd.	176,500	1,113
CEZ, a s	23,840	996
		12,176

HEALTH CARE — 5.51%
Novartis AG	61,225	3,598
Bayer AG	47,280	3,494
Mindray Medical International Ltd., Class A (ADR)	126,100	3,329
Sonic Healthcare Ltd.	54,175	643
Teva Pharmaceutical Industries Ltd. (ADR)	11,850	618
		11,682

ENERGY — 2.83%
BP PLC	660,200	4,792
Woodside Petroleum Ltd.	21,679	944
Eni SpA	11,550	252
		5,988

MISCELLANEOUS — 1.15%
Other common stocks in initial period of acquisition		2,427

Total common stocks (cost: $164,701,000)		187,174

Preferred stocks — 0.12%

FINANCIALS — 0.12%
Mizuho Capital Investment (USD) 2 Ltd. 14.95%3,4	200,000	260

Total preferred stocks (cost: $200,000)		260

	Principal amount
Bonds, notes & other debt instruments — 3.50%	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 1.03%
Brazil (Federal Republic of) 6.00% 20155	BRL3,593	2,182

FINANCIALS — 0.88%
AXA SA 6.463% (undated)3,4	$1,275	1,151
Westfield Group 5.40% 20123	295	313
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20143	40	42
Westfield Group 5.70% 20163	10	11
Westfield Group 7.125% 20183	335	386
		1,903

CONSUMER DISCRETIONARY — 0.50%
Virgin Media Finance PLC, Series 1, 9.50% 2016	925	1,050

TELECOMMUNICATION SERVICES — 0.43%
MTS International Funding Ltd. 8.625% 20203	800	913

HEALTH CARE — 0.36%
Elan Finance PLC and Elan Finance Corp. 8.75% 2016	745	752

ENERGY — 0.30%
Gazprom OJSC, Series 9, 6.51% 2022	270	277
Gazprom OJSC 7.288% 2037	290	303
Husky Energy Inc. 5.90% 2014	20	22
Husky Energy Inc. 7.25% 2019	15	18
		620

Total bonds, notes & other debt instruments (cost: $6,596,000)		7,420

Short-term securities — 7.93%

Federal Home Loan Bank 0.095%–0.20% due 1/14–4/26/2011	4,000	3,999
General Electric Capital Corp. 0.15% due 1/3/2011	3,000	3,000
Straight-A Funding LLC 0.25% due 1/7/20113	3,000	3,000
Freddie Mac 0.24% due 7/26/2011	2,900	2,896
International Bank for Reconstruction and Development 0.18% due 3/22/2011	1,700	1,699
U.S. Treasury Bill 0.13% due 3/31/2011	1,200	1,199
Fannie Mae 0.16% due 3/23/2011	1,021	1,021

Total short-term securities (cost: $16,814,000)		16,814

Total investment securities (cost: $188,311,000)		211,668
Other assets less liabilities		375

Net assets		$212,043

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $129,000, which represented .06% of the net assets of the fund.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $6,076,000, which represented 2.87% of the net assets of the fund.

4Coupon rate may change periodically.
5Index-linked bond whose principal amount moves with a government retail price index.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais

Asset Allocation Fund
Investment portfolio

December 31, 2010

Common stocks — 76.55%	Shares	Value (000)

INFORMATION TECHNOLOGY — 12.71%
Oracle Corp.	5,820,000	$182,166
International Business Machines Corp.	980,000	143,825
Corning Inc.	7,400,000	142,968
Microsoft Corp.	4,700,000	131,224
Apple Inc.1	380,000	122,573
Texas Instruments Inc.	3,500,000	113,750
Google Inc., Class A1	190,000	112,854
Cisco Systems, Inc.1	5,310,000	107,421
ASML Holding NV (New York registered)	2,500,000	95,850
KLA-Tencor Corp.	2,450,000	94,668
Xilinx, Inc.	2,500,000	72,450
Yahoo! Inc.1	2,500,000	41,575
VeriSign, Inc.	1,000,000	32,670
		1,393,994

FINANCIALS — 11.63%
Goldman Sachs Group, Inc.	950,000	159,752
ACE Ltd.	2,320,000	144,420
T. Rowe Price Group, Inc.	1,700,000	109,718
Moody’s Corp.	3,890,000	103,241
Wells Fargo & Co.	3,200,000	99,168
BlackRock, Inc.	500,000	95,290
JPMorgan Chase & Co.	2,000,000	84,840
Marsh & McLennan Companies, Inc.	2,940,000	80,380
American Express Co.	1,500,000	64,380
Allstate Corp.	2,000,000	63,760
Progressive Corp.	2,950,000	58,616
Bank of Montreal	1,000,000	57,570
Nomura Holdings, Inc.	8,750,000	55,502
Ping An Insurance (Group) Co. of China, Ltd., Class H	4,600,000	51,428
China Life Insurance Co. Ltd., Class H	7,100,000	29,002
Home BancShares, Inc.	660,000	14,540
Citigroup Inc.1	767,307	3,629
Bank of America Corp.	33,396	446
		1,275,682

MATERIALS — 9.82%
BHP Billiton Ltd.	4,340,000	200,863
Dow Chemical Co.	5,500,000	187,770
Monsanto Co.	2,200,000	153,208
Sigma-Aldrich Corp.	1,840,000	122,470
Rio Tinto PLC	1,681,753	117,637
FMC Corp.	1,250,000	99,862
Nucor Corp.	1,900,000	83,258
Martin Marietta Materials, Inc.	840,000	77,482
Barrick Gold Corp.	660,000	35,099
		1,077,649

HEALTH CARE — 9.12%
Merck & Co., Inc.	5,200,000	187,408
Amgen Inc.1	2,350,000	129,015
Johnson & Johnson	2,060,000	127,411
Cardinal Health, Inc.	2,901,424	111,154
Baxter International Inc.	1,500,000	75,930
Gilead Sciences, Inc.1	2,000,000	72,480
UnitedHealth Group Inc.	2,000,000	72,220
Eli Lilly and Co.	2,000,000	70,080
Bristol-Myers Squibb Co.	2,500,000	66,200
Medtronic, Inc.	1,250,000	46,362
Aetna Inc.	1,394,000	42,531
		1,000,791

INDUSTRIALS — 8.76%
Boeing Co.	2,250,000	146,835
Deere & Co.	1,100,000	91,355
IDEX Corp.	1,950,000	76,284
Expeditors International of Washington, Inc.	1,266,245	69,137
Emerson Electric Co.	1,200,000	68,604
Tyco International Ltd.	1,600,000	66,304
Robert Half International Inc.	2,150,000	65,790
United Parcel Service, Inc., Class B	820,000	59,516
Danaher Corp.	1,220,000	57,547
Lockheed Martin Corp.	750,000	52,433
Iron Mountain Inc.	2,000,000	50,020
Roper Industries, Inc.	600,000	45,858
Union Pacific Corp.	400,000	37,064
Waste Management, Inc.	1,000,000	36,870
ITT Corp.	700,000	36,477
Nortek, Inc.1	16,450	592
Atrium Corp.1,2,3	535	48
		960,734

ENERGY — 8.21%
Schlumberger Ltd.	2,030,000	169,505
Chevron Corp.	1,400,000	127,750
Transocean Ltd.1	1,500,000	104,265
Suncor Energy Inc.	2,150,000	82,774
Denbury Resources Inc.1	4,000,000	76,360
Apache Corp.	640,000	76,307
Rosetta Resources Inc.1	1,500,000	56,460
Tenaris SA (ADR)	1,100,000	53,878
Noble Energy, Inc.	600,000	51,648
Occidental Petroleum Corp.	400,000	39,240
Core Laboratories NV	400,000	35,620
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	700,000	26,488
		900,295

CONSUMER DISCRETIONARY — 7.38%
Comcast Corp., Class A	7,750,000	170,268
Home Depot, Inc.	4,450,000	156,017
Johnson Controls, Inc.	2,150,000	82,130
DIRECTV, Class A1	2,000,000	79,860
Carnival Corp., units	1,560,000	71,932
Best Buy Co., Inc.	1,845,000	63,265
CarMax, Inc.1	1,940,000	61,847
Amazon.com, Inc.1	300,000	54,000
McDonald’s Corp.	430,000	33,007
Toyota Motor Corp.	800,000	31,728
Cooper-Standard Holdings Inc.1,4	101,627	4,573
Cooper-Standard Holdings Inc.1,4	21,607	972
		809,599

CONSUMER STAPLES — 4.13%
Coca-Cola Co.	2,000,000	131,540
Unilever NV (New York registered)	2,480,000	77,872
Colgate-Palmolive Co.	960,000	77,155
PepsiCo, Inc.	1,000,000	65,330
Philip Morris International Inc.	1,000,000	58,530
CVS/Caremark Corp.	1,000,000	34,770
Origin Enterprises PLC	1,773,300	7,583
		452,780

TELECOMMUNICATION SERVICES — 1.84%
American Tower Corp., Class A1	2,200,000	113,608
AT&T Inc.	3,000,000	88,140
Colt Group SA1	51,200	110
		201,858

UTILITIES — 0.90%
Exelon Corp.	1,250,000	52,050
FirstEnergy Corp.	1,250,000	46,275
		98,325

MISCELLANEOUS — 2.05%
Other common stocks in initial period of acquisition		224,706

Total common stocks (cost: $6,649,795,000)		8,396,413

Preferred stocks — 0.06%

FINANCIALS — 0.06%
QBE Capital Funding II LP 6.797%4,5	3,250,000	2,833
BNP Paribas 7.195%4,5	2,600,000	2,509
AXA SA, Series B, 6.379%4,5	1,315,000	1,202

Total preferred stocks (cost: $6,861,000)		6,544

Rights & warrants — 0.01%

CONSUMER DISCRETIONARY — 0.01%
Cooper-Standard Holdings Inc., warrants, expire 20171,4	38,220	994

MISCELLANEOUS — 0.00%
Other rights & warrants in initial period of acquisition		46

Total rights & warrants (cost: $3,156,000)		1,040

Convertible securities — 0.04%

CONSUMER DISCRETIONARY — 0.04%
Cooper-Standard Holdings Inc. 7.00% convertible preferred3,4	19,937	4,141

Total convertible securities (cost: $1,973,000)		4,141

	Principal amount	Value
Bonds, notes & other debt instruments — 20.78%	(000)	(000)

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 6.40%
U.S. Treasury 4.625% 2011	$74,875	$78,051
U.S. Treasury 4.875% 2012	155,000	162,786
U.S. Treasury 1.50% 2013	30,000	30,435
U.S. Treasury 1.875% 20136	15,051	16,067
U.S. Treasury 2.75% 2013	3,190	3,354
U.S. Treasury 3.625% 2013	35,125	37,558
U.S. Treasury 1.875% 2014	92,000	94,110
U.S. Treasury 1.875% 20156	22,909	24,851
U.S. Treasury 7.25% 2016	2,000	2,522
U.S. Treasury 7.50% 2016	8,000	10,286
U.S. Treasury 1.625% 20186	18,269	19,572
U.S. Treasury 3.50% 2018	1,630	1,715
U.S. Treasury 6.25% 2023	6,235	7,841
U.S. Treasury 6.625% 2027	35,000	46,067
U.S. Treasury 3.50% 2039	107,500	92,669
U.S. Treasury 4.625% 2040	7,000	7,335
Fannie Mae 6.25% 2029	15,575	18,817
Federal Home Loan Bank, Series 467, 5.25% 2014	10,875	12,305
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	6,000	6,216
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	6,000	6,160
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.875% 2011	6,000	6,143
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	5,750	5,861
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	4,250	4,347
CoBank ACB 0.902% 20224,5	3,805	3,017
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	2,875	2,946
Federal Agricultural Mortgage Corp. 5.125% 2011	605	612
		701,643

MORTGAGE-BACKED OBLIGATIONS7 — 5.62%
Fannie Mae 4.89% 2012	10,000	10,223
Fannie Mae 4.00% 2015	2,147	2,214
Fannie Mae 5.50% 2017	1,042	1,121
Fannie Mae 5.00% 2018	2,729	2,913
Fannie Mae 5.50% 2020	6,149	6,638
Fannie Mae 6.00% 2021	255	277
Fannie Mae 6.00% 2021	208	227
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	1,562	1,619
Fannie Mae 4.00% 2024	16,043	16,552
Fannie Mae 4.00% 2024	11,894	12,271
Fannie Mae 4.00% 2024	5,924	6,112
Fannie Mae 4.00% 2024	4,011	4,138
Fannie Mae 3.50% 2025	47,000	47,448
Fannie Mae 3.50% 2025	18,000	18,172
Fannie Mae 3.50% 2025	8,000	8,076
Fannie Mae 4.00% 2025	12,514	12,940
Fannie Mae 4.50% 2025	29,001	30,478
Fannie Mae 4.50% 2025	5,372	5,646
Fannie Mae 6.00% 2026	2,087	2,298
Fannie Mae 5.50% 2033	4,891	5,262
Fannie Mae 5.50% 2033	3,029	3,258
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	611	518
Fannie Mae 6.00% 2036	10,307	11,226
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	2,088	2,302
Fannie Mae 5.00% 2037	1,921	2,021
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	484	531
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	230	246
Fannie Mae 6.00% 2037	19,692	21,496
Fannie Mae 6.00% 2037	4,765	5,186
Fannie Mae 6.00% 2037	1,946	2,113
Fannie Mae 6.00% 2037	433	470
Fannie Mae 6.00% 2038	827	900
Fannie Mae 3.50% 2040	8,000	7,650
Fannie Mae 4.00% 2040	15,000	14,942
Fannie Mae 4.00% 2040	7,000	6,973
Fannie Mae 4.50% 2040	37,774	38,821
Fannie Mae 4.50% 2040	3,111	3,197
Fannie Mae 4.50% 2040	1,607	1,651
Fannie Mae 6.00% 2040	8,294	8,998
Fannie Mae 3.50% 2041	53,000	50,632
Fannie Mae 4.50% 2041	50,000	51,336
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	552	636
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	141	164
Fannie Mae 7.00% 2047	852	938
Fannie Mae 7.00% 2047	837	921
Fannie Mae 7.00% 2047	36	40
Freddie Mac 5.00% 2018	928	990
Freddie Mac 5.00% 2023	2,002	2,129
Freddie Mac 6.00% 2026	7,374	8,020
Freddie Mac, Series T-041, Class 3-A, 7.299% 20325	648	756
Freddie Mac, Series 3233, Class PA, 6.00% 2036	4,219	4,576
Freddie Mac, Series 3312, Class PA, 5.50% 2037	4,327	4,601
Freddie Mac 5.00% 2038	15,181	15,915
Freddie Mac 5.466% 20385	202	213
Freddie Mac 6.50% 2038	2,601	2,886
Freddie Mac 5.00% 2040	12,096	12,696
Government National Mortgage Assn. 4.50% 2040	6,605	6,868
Government National Mortgage Assn. 4.00% 2041	26,000	26,183
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.318% 20375	12,000	12,267
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A-3, 5.376% 2037	1,165	1,210
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	3,253	3,310
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	1,154	1,193
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	1,738	1,760
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	4,218	4,342
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	500	521
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.27% 20445	10,000	10,732
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20374	3,125	3,353
American Tower Trust I, Series 2007-1A, Class B, 5.537% 20374	2,125	2,240
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20374	1,875	1,977
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	6,750	7,017
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	3,358	3,434
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.883% 20385	3,000	3,277
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.222% 20445	2,250	2,424
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	3,000	3,226
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.315% 20455	5,000	5,256
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	5,009	5,097
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	5,102	4,884
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	2,224	2,232
Salomon Brothers Commercial Mortgage Trust, Series 2001-C2, Class A-3, 6.499% 2036	2,234	2,297
GE Capital Commercial Mortgage Corp., Series 2002-1, Class A-3, 6.269% 2035	3,237	3,373
GE Capital Commercial Mortgage Corp., Series 2002-2, Class A-3, 5.349% 2036	360	376
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038	500	513
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class D, 6.878% 20184	4,000	4,023
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	2,953	3,046
Bank of America 5.50% 20124	2,240	2,358
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20263,4	1,480	1,533
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	1,140	1,159
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A-3, 5.403% 2034	76	75
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 20445	483	483
		616,612

FINANCIALS — 1.73%
CIT Group Inc., Series A, 7.00% 2013	8,075	8,257
CIT Group Inc., Series A, 7.00% 2014	11,480	11,623
CIT Group Inc., Series A, 7.00% 2015	5,459	5,486
Realogy Corp., Term Loan B, 3.286% 20135,7,8	7,502	7,073
Realogy Corp., Term Loan DD, 3.286% 20135,7,8	5,175	4,879
Realogy Corp., Letter of Credit, 3.297% 20135,7,8	1,022	963
Realogy Corp., Second Lien Term Loan A, 13.50% 20177,8	11,085	12,173
International Lease Finance Corp., Series Q, 5.45% 2011	13,670	13,773
International Lease Finance Corp., Series Q, 5.75% 2011	4,250	4,293
Developers Diversified Realty Corp. 5.50% 2015	180	185
Developers Diversified Realty Corp. 9.625% 2016	8,500	10,098
Developers Diversified Realty Corp. 7.50% 2017	4,500	5,033
UBS AG 5.875% 2017	7,625	8,398
ProLogis 7.375% 2019	6,250	6,838
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20144	1,025	1,090
Westfield Group 5.70% 20164	3,700	3,999
Westfield Group 7.125% 20184	1,275	1,469
Royal Bank of Scotland PLC 4.875% 2015	6,000	6,143
Kimco Realty Corp. 6.875% 2019	5,375	6,091
JPMorgan Chase & Co. 2.60% 2016	6,000	5,828
Liberty Mutual Group Inc. 6.50% 20354	1,085	964
Liberty Mutual Group Inc. 7.50% 20364	4,855	4,841
Regions Financial Corp. 6.375% 2012	5,172	5,271
Société Générale 2.50% 20144	5,000	4,999
Hospitality Properties Trust 6.70% 2018	4,415	4,635
Simon Property Group, LP 5.875% 2017	1,500	1,649
Simon Property Group, LP 10.35% 2019	2,000	2,738
Morgan Stanley, Series F, 6.625% 2018	4,000	4,345
HBOS PLC 6.75% 20184	4,600	4,313
Barclays Bank PLC 2.50% 2013	1,875	1,906
Barclays Bank PLC 5.125% 2020	2,000	2,046
Monumental Global Funding III 0.489% 20144,5	4,000	3,845
Wells Fargo & Co. 4.375% 2013	3,615	3,827
HSBC Bank PLC 3.50% 20154	3,500	3,592
Bank of America Corp. 5.75% 2017	3,100	3,231
Standard Chartered PLC 3.85% 20154	3,000	3,092
Goldman Sachs Group, Inc. 3.70% 2015	2,900	2,958
Abbey National Treasury Services PLC 3.875% 20144	2,900	2,876
Lazard Group LLC 7.125% 2015	2,585	2,786
Citigroup Inc. 4.587% 2015	2,400	2,505
Korea Development Bank 5.30% 2013	100	106
		190,217

INDUSTRIALS — 1.51%
Nortek, Inc. 11.00% 2013	19,953	21,350
Nortek, Inc. 10.00% 20184	3,720	3,860
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.203% 20145,7,8	1,221	1,074
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.303% 20145,7,8	20,367	17,912
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.50% 20145,7,8	3,660	3,670
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 20169	16,020	16,901
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	3,690	4,280
CEVA Group PLC 8.375% 20174	2,025	2,055
CEVA Group PLC 11.50% 20184	9,975	10,823
Ply Gem Industries, Inc. 11.75% 2013	11,595	12,465
Associated Materials, LLC 9.125% 20174	8,335	8,731
DAE Aviation Holdings, Inc. 11.25% 20154	6,150	6,396
US Investigations Services, Inc., Term Loan B, 3.054% 20155,7,8	727	693
US Investigations Services, Inc. 10.50% 20154	3,600	3,713
US Investigations Services, Inc. 11.75% 20164	1,735	1,781
Volvo Treasury AB 5.95% 20154	5,250	5,708
Koninklijke Philips Electronics NV 5.75% 2018	4,800	5,390
General Electric Co. 5.25% 2017	4,500	4,868
Northwest Airlines, Inc., Term Loan B, 3.81% 20135,7,8	594	568
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 20147	1,545	1,607
Northwest Airlines, Inc., Term Loan A, 2.06% 20185,7,8	1,878	1,671
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20247	757	776
Union Pacific Corp. 5.75% 2017	830	933
Union Pacific Corp. 5.70% 2018	3,205	3,603
RailAmerica, Inc. 9.25% 2017	4,089	4,513
Ashtead Group PLC 8.625% 20154	1,800	1,874
Ashtead Capital, Inc. 9.00% 20164	2,150	2,252
Norfolk Southern Corp. 5.75% 2016	2,255	2,537
Norfolk Southern Corp. 5.75% 2018	1,075	1,216
Norfolk Southern Corp. 7.05% 2037	60	72
United Technologies Corp. 5.70% 2040	3,000	3,283
Atlas Copco AB 5.60% 20174	2,750	2,967
Burlington Northern Santa Fe Corp. 7.00% 2014	1,945	2,224
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20187	298	297
United Air Lines, Inc., Series 1996-A2, 7.87% 20193,7,10	1,211	—
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20197	14	14
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20214,7	59	56
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20227	797	811
Navios Maritime Acquisition Corp. 8.625% 20174	1,145	1,177
BAE Systems 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 20134,7	567	614
Roofing Supply Group 8.625% 20174	525	543
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20197	505	487
		165,765

HEALTH CARE — 1.45%
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	7,410	7,558
Elan Finance PLC and Elan Finance Corp. 8.75% 2016	15,140	15,291
Elan Finance PLC and Elan Finance Corp. 8.75% 20164	1,725	1,738
HCA Inc. 9.125% 2014	2,000	2,103
HCA Inc. 9.25% 2016	200	214
HCA Inc. 7.75% 20214	13,260	13,293
VWR Funding, Inc., Series B, 10.25% 20155,11	14,719	15,529
Tenet Healthcare Corp. 7.375% 2013	12,855	13,241
Bausch & Lomb Inc. 9.875% 2015	10,975	11,798
PTS Acquisition Corp. 9.50% 20155,11	6,559	6,657
PTS Acquisition Corp. 9.75% 2017	€3,525	4,710
Boston Scientific Corp. 6.25% 2015	$2,000	2,124
Boston Scientific Corp. 7.00% 2035	3,890	3,910
Boston Scientific Corp. 7.375% 2040	2,390	2,620
GlaxoSmithKline Capital Inc. 4.85% 2013	6,825	7,415
Multiplan Inc. 9.875% 20184	6,105	6,502
HealthSouth Corp. 10.75% 2016	5,900	6,387
Novartis Capital Corp. 2.90% 2015	6,000	6,170
Surgical Care Affiliates, Inc. 8.875% 20154,5,11	5,870	5,987
Surgical Care Affiliates, Inc. 10.00% 20174	135	138
Cardinal Health, Inc. 5.80% 2016	4,500	5,055
Pfizer Inc 4.45% 2012	4,500	4,697
Symbion Inc. 11.75% 20155,11	5,294	4,382
ConvaTec Healthcare 10.50% 20184	2,950	3,005
Merge Healthcare Inc 11.75% 2015	2,735	2,926
Biogen Idec Inc. 6.00% 2013	2,560	2,767
Abbott Laboratories 5.125% 2019	2,400	2,647
		158,864

CONSUMER DISCRETIONARY — 1.00%
Univision Communications Inc. 12.00% 20144	1,500	1,650
Univision Communications Inc. 10.50% 20154,5,11	22,686	23,825
Univision Communications Inc., Term Loan, 4.511% 20175,7,8	10	10
Allison Transmission Holdings, Inc. 11.00% 20154	5,625	6,159
Allison Transmission Holdings, Inc. 11.25% 20154,5,11	16,019	17,540
MGM Resorts International 6.75% 2012	13,265	13,265
MGM Resorts International 6.75% 2013	1,755	1,753
Comcast Corp. 6.45% 2037	1,750	1,876
Comcast Corp. 6.95% 2037	5,125	5,815
Time Warner Cable Inc. 6.75% 2018	3,345	3,905
Time Warner Cable Inc. 8.75% 2019	180	229
Time Warner Cable Inc. 5.00% 2020	3,000	3,093
Toys “R” Us, Inc. 7.625% 2011	4,085	4,218
Toys “R” Us-Delaware, Inc. 7.375% 20164	2,190	2,310
Volkswagen International Finance NV 1.625% 20134	4,000	4,001
Time Warner Inc. 5.875% 2016	2,760	3,119
AOL Time Warner Inc. 7.625% 2031	130	159
News America Inc. 5.30% 2014	2,295	2,538
News America Inc. 6.90% 2019	500	600
Staples, Inc. 9.75% 2014	2,500	3,032
Michaels Stores, Inc. 0%/13.00% 20169	2,400	2,388
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	2,295	2,218
Boyd Gaming Corp. 9.125% 20184	2,135	2,119
PETCO Animal Supplies, Inc. 9.25% 20184	2,000	2,118
Thomson Reuters Corp. 5.95% 2013	1,575	1,749
Thomson Reuters Corp. 6.50% 2018	140	163
		109,852

TELECOMMUNICATION SERVICES — 0.96%
Sprint Capital Corp. 8.375% 2012	10,145	10,779
Nextel Communications, Inc., Series E, 6.875% 2013	3,770	3,798
Nextel Communications, Inc., Series F, 5.95% 2014	5,480	5,412
Nextel Communications, Inc., Series D, 7.375% 2015	2,775	2,792
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20154	5,320	5,759
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20154	4,370	4,731
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20174	2,635	2,734
Wind Acquisition SA 11.75% 20174	7,025	7,956
Wind Acquisition SA 7.375% 2018	€2,835	3,817
Cricket Communications, Inc. 10.00% 2015	$3,275	3,525
Cricket Communications, Inc. 7.75% 2016	6,615	6,896
Trilogy International Partners, LLC, 10.25% 20164	7,550	7,512
Verizon Communications Inc. 5.50% 2017	4,125	4,565
Verizon Communications Inc. 6.35% 2019	2,340	2,705
AT&T Inc. 6.70% 2013	4,340	4,934
SBC Communications Inc. 5.10% 2014	1,125	1,232
SBC Communications Inc. 5.625% 2016	125	140
LightSquared, Term Loan B, 12.00% 20147,8,11	6,475	5,976
Vodafone Group PLC, Term Loan, 6.875% 20153,7,8,11	5,400	5,535
American Tower Corp. 4.625% 2015	3,875	4,052
Telecom Italia Capital SA, Series B, 5.25% 2013	2,200	2,293
Telecom Italia Capital SA 5.25% 2015	1,005	1,030
Telecom Italia Capital SA 6.999% 2018	215	228
Deutsche Telekom International Finance BV 5.875% 2013	3,000	3,306
Telefónica Emisiones, SAU 3.729% 2015	925	919
Telefónica Emisiones, SAU 5.134% 2020	2,075	2,001
Hawaiian Telcom, Inc. 9.00% 20155,7,8,11	215	217
		104,844

INFORMATION TECHNOLOGY — 0.65%
First Data Corp. 9.875% 2015	197	189
First Data Corp. 9.875% 2015	138	131
First Data Corp. 10.55% 201511	1,122	1,039
First Data Corp. 11.25% 2016	1,790	1,575
First Data Corp. 8.875% 20204	1,460	1,548
First Data Corp. 8.25% 20214	6,509	6,281
First Data Corp. 12.625% 20214	13,036	12,515
First Data Corp. 8.75% 20224,5,11	6,525	6,346
NXP BV and NXP Funding LLC 9.50% 2015	4,440	4,762
NXP BV and NXP Funding LLC 9.75% 20184	13,610	15,379
Freescale Semiconductor, Inc. 9.125% 20145,11	3,562	3,740
Freescale Semiconductor, Inc. 10.125% 2016	8,590	9,084
Freescale Semiconductor, Inc. 10.125% 20184	4,100	4,633
Sanmina-SCI Corp. 6.75% 2013	2,525	2,531
Sanmina-SCI Corp. 8.125% 2016	1,925	1,954
		71,707

ENERGY — 0.40%
Petroplus Finance Ltd. 6.75% 20144	6,700	6,198
Petroplus Finance Ltd. 7.00% 20174	3,875	3,449
Petroplus Finance Ltd. 9.375% 20194	100	93
Kinder Morgan Energy Partners LP 6.00% 2017	6,620	7,318
Enbridge Energy Partners, LP, Series B, 6.50% 2018	3,050	3,490
Enbridge Energy Partners, LP, Series B, 7.50% 2038	2,000	2,407
TransCanada PipeLines Ltd. 7.625% 2039	4,000	5,190
Cenovus Energy Inc. 4.50% 2014	4,000	4,290
Canadian Natural Resources Ltd. 5.70% 2017	3,000	3,425
Husky Energy Inc. 6.80% 2037	2,800	3,102
Williams Partners L.P. 4.125% 2020	3,000	2,847
Williams Companies, Inc. 7.875% 2021	1,646	1,946
		43,755

CONSUMER STAPLES — 0.34%
Rite Aid Corp. 8.625% 2015	3,750	3,300
Rite Aid Corp. 9.75% 2016	7,750	8,573
Rite Aid Corp. 10.25% 2019	3,720	3,883
Rite Aid Corp. 8.00% 2020	3,830	4,007
Anheuser-Busch InBev NV 3.625% 2015	4,250	4,391
British American Tobacco International Finance PLC 9.50% 20184	2,470	3,255
Kraft Foods Inc. 2.625% 2013	2,500	2,573
CVS Caremark Corp. 6.943% 20307	2,345	2,556
Stater Bros. Holdings Inc. 7.75% 2015	2,475	2,556
Delhaize Group 6.50% 2017	1,800	2,043
		37,137

UTILITIES — 0.28%
MidAmerican Energy Co. 5.95% 2017	1,375	1,572
PacifiCorp., First Mortgage Bonds, 5.65% 2018	1,250	1,433
MidAmerican Energy Holdings Co. 5.95% 2037	3,500	3,704
Electricité de France SA 6.50% 20194	170	199
Electricité de France SA 6.95% 20394	4,000	4,749
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	4,100	4,492
Veolia Environnement 5.25% 2013	3,775	4,080
Alabama Power Co., Series 2008-B, 5.80% 2013	3,035	3,402
PG&E Corp. 5.75% 2014	2,000	2,191
Virginia Electric and Power Co., Series B, 5.95% 2017	1,800	2,072
Appalachian Power Co., Series M, 5.55% 2011	1,500	1,517
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 20184,7	1,034	1,098
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	50	57
		30,566

MATERIALS — 0.21%
Georgia Gulf Corp. 10.75% 2016	3,500	3,728
Georgia Gulf Corp. 9.00% 20174	7,225	7,875
Anglo American Capital PLC 2.15% 20134	5,000	5,046
International Paper Co. 7.30% 2039	2,500	2,858
Rio Tinto Finance (USA) Ltd. 8.95% 2014	1,605	1,945
Mercer International Inc. 9.50% 20174	1,275	1,316
		22,768

ASSET-BACKED OBLIGATIONS7 — 0.14%
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	2,875	3,106
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 1.011% 20345	3,043	2,553
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	2,340	2,451
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-4, 5.46% 2035	1,800	1,817
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 20144	1,619	1,666
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 0.561% 20194,5	1,667	1,602
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033	1,408	1,254
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	500	534
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 1.061% 20345	225	178
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 20124	143	143
		15,304

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.09%
Polish Government 5.25% 2014	1,000	1,069
Polish Government 6.375% 2019	2,950	3,319
Croatian Government 6.75% 20194	3,000	3,145
Hungarian Government 6.25% 2020	2,625	2,549
		10,082

Total bonds, notes & other debt instruments (cost: $2,182,605,000)		2,279,116

Short-term securities — 3.49%

Federal Home Loan Bank 0.16%–0.17% due 1/28–2/4/2011	77,136	77,123
General Electric Capital Corp. 0.15% due 1/3/2011	69,400	69,399
Freddie Mac 0.17%–0.19% due 1/25–3/30/2011	56,500	56,490
U.S. Treasury Bill 0.132% due 3/17/2011	48,800	48,790
NetJets Inc. 0.19% due 1/10/20114	46,399	46,397
Johnson & Johnson 0.22% due 1/20/20114	30,400	30,396
JPMorgan Chase & Co. 0.20% due 2/7/2011	28,700	28,694
Fannie Mae 0.24%–0.31% due 1/5–2/1/2011	25,500	25,496

Total short-term securities (cost: $382,778,000)		382,785

Total investment securities (cost: $9,227,168,000)		11,070,039
Other assets less liabilities		(101,809)

Net assets		$10,968,230

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Acquired in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 4/30/2010 at a cost of $48,000) may be subject to legal or contractual restrictions on resale.

3Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $11,303,000, which represented .10% of the net assets of the fund.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $405,761,000, which represented 3.70% of the net assets of the fund.

5Coupon rate may change periodically.
6Index-linked bond whose principal amount moves with a government retail price index.
7Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

8Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $62,414,000, which represented .57% of the net assets of the fund.

9Step bond; coupon rate will increase at a later date.
10Scheduled interest and/or principal payment was not received.
11Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviation and symbol

ADR = American Depositary Receipts
€ = Euros

Bond Fund
Investment portfolio

December 31, 2010

Bonds, notes & other debt instruments — 93.22%	Principal amount (000)	Value (000)

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 32.48%
U.S. Treasury 0.875% 2011	$123,500	$123,787
U.S. Treasury 0.875% 2011	104,250	104,427
U.S. Treasury 4.50% 2011	4,850	4,883
U.S. Treasury 4.875% 2011	91,250	92,637
U.S. Treasury 1.00% 2012	274,490	276,617
U.S. Treasury 1.00% 2012	122,750	123,757
U.S. Treasury 2.00% 20121	36,105	37,438
U.S. Treasury 4.50% 2012	60,000	63,098
U.S. Treasury 4.875% 2012	50,000	52,511
U.S. Treasury 1.125% 2013	328,098	330,827
U.S. Treasury 2.00% 2013	94,375	97,173
U.S. Treasury 1.875% 20131	29,769	31,778
U.S. Treasury 3.125% 2013	15,000	15,916
U.S. Treasury 3.125% 2013	10,000	10,611
U.S. Treasury 3.625% 2013	25,000	26,732
U.S. Treasury 4.25% 2013	15,000	16,417
U.S. Treasury 1.75% 2014	8,865	9,052
U.S. Treasury 2.00% 20141	28,408	30,525
U.S. Treasury 1.375% 2015	3,240	3,149
U.S. Treasury 1.625% 20151	28,634	30,556
U.S. Treasury 2.125% 2015	30,250	30,413
U.S. Treasury 4.00% 2015	10,000	10,957
U.S. Treasury 2.00% 20161	6,887	7,507
U.S. Treasury 2.375% 2016	75,000	75,967
U.S. Treasury 3.00% 2016	27,925	28,998
U.S. Treasury 5.125% 2016	52,500	60,504
U.S. Treasury 7.50% 2016	50,000	64,285
U.S. Treasury 2.50% 2017	30,750	30,637
U.S. Treasury 4.625% 2017	29,895	33,668
U.S. Treasury 8.75% 2017	75,000	103,014
U.S. Treasury 8.875% 2017	15,000	20,843
U.S. Treasury 4.00% 2018	70,000	75,871
U.S. Treasury 3.125% 2019	47,262	47,770
U.S. Treasury 3.625% 2019	20,365	21,279
U.S. Treasury 8.125% 2019	20,000	27,873
U.S. Treasury 2.625% 2020	30,000	28,301
U.S. Treasury 3.50% 2020	11,270	11,546
U.S. Treasury 8.75% 2020	40,000	58,453
U.S. Treasury 7.125% 2023	25,000	33,602
U.S. Treasury 6.875% 2025	65,000	86,917
U.S. Treasury 4.375% 2038	20,000	20,220
U.S. Treasury 4.25% 2039	172,286	169,778
U.S. Treasury 4.50% 2039	30,000	30,824
U.S. Treasury 3.875% 2040	43,500	40,073
U.S. Treasury 4.625% 2040	132,000	138,325
Freddie Mac 5.25% 2011	15,250	15,664
Freddie Mac 2.125% 2012	50,000	51,217
Freddie Mac 5.75% 2012	40,000	42,214
Freddie Mac 1.625% 2013	30,000	30,534
Freddie Mac 2.50% 2014	30,000	31,093
Federal Home Loan Bank 1.75% 2012	44,000	44,825
Federal Home Loan Bank 2.25% 2012	20,000	20,460
Federal Home Loan Bank 3.625% 2013	25,000	26,733
Federal Home Loan Bank 4.00% 2013	30,000	32,356
Federal Home Loan Bank 5.375% 2016	5,000	5,780
Fannie Mae 5.50% 2011	5,000	5,054
Fannie Mae 1.00% 2013	25,000	24,962
Fannie Mae 4.625% 2013	6,700	7,230
Fannie Mae 2.50% 2014	6,250	6,478
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.553% 20122	15,000	15,071
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.20% 2012	12,000	12,280
CoBank ACB 7.875% 20183	9,260	10,307
CoBank ACB 0.902% 20222,3	19,990	15,851
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	10,000	10,195
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.125% 2012	9,000	9,207
Tennessee Valley Authority 5.25% 2039	10,500	11,095
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.25% 2012	10,000	10,216
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.375% 2012	8,000	8,202
United States Agency for International Development, Republic of Egypt 4.45% 2015	5,000	5,454
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 2.625% 2014	5,000	5,201
		3,197,195

MORTGAGE-BACKED OBLIGATIONS4 — 30.99%
Fannie Mae, Series 2001-T11, Class B, 5.503% 2011	5,000	5,149
Fannie Mae, Series 2001-T6B, 6.088% 2011	6,750	6,870
Fannie Mae 5.00% 2023	1,971	2,092
Fannie Mae 5.50% 2023	6,718	7,228
Fannie Mae 4.00% 2024	36,170	37,317
Fannie Mae 4.00% 2024	22,639	23,357
Fannie Mae 4.00% 2024	18,400	18,983
Fannie Mae 4.00% 2024	14,812	15,282
Fannie Mae 4.00% 2024	14,326	14,781
Fannie Mae 4.00% 2024	11,688	12,045
Fannie Mae 4.00% 2024	2,995	3,090
Fannie Mae 3.50% 2025	181,610	183,341
Fannie Mae 3.50% 2025	60,250	60,824
Fannie Mae 3.50% 2025	40,329	40,714
Fannie Mae 3.50% 2025	29,662	29,944
Fannie Mae 3.50% 2025	20,000	20,191
Fannie Mae 3.50% 2025	6,127	6,186
Fannie Mae 3.50% 2025	4,862	4,908
Fannie Mae 3.50% 2025	3,109	3,139
Fannie Mae 3.50% 2025	3,030	3,059
Fannie Mae 3.50% 2025	3,026	3,058
Fannie Mae 3.50% 2025	2,213	2,234
Fannie Mae 3.50% 2025	1,363	1,376
Fannie Mae 4.00% 2025	63,346	65,504
Fannie Mae 4.00% 2025	14,387	14,877
Fannie Mae 4.00% 2025	12,437	12,861
Fannie Mae 4.00% 2025	9,706	10,036
Fannie Mae 4.50% 2025	2,936	3,085
Fannie Mae, Series 2001-4, Class GA, 9.893% 20252	58	68
Fannie Mae 3.50% 2026	207,500	208,991
Fannie Mae 3.50% 2026	75,000	75,715
Fannie Mae 3.50% 2026	60,750	61,329
Fannie Mae 3.50% 2026	30,931	31,199
Fannie Mae 6.00% 2026	1,854	2,042
Fannie Mae 5.50% 2027	2,060	2,219
Fannie Mae 6.00% 2027	4,522	4,937
Fannie Mae 6.00% 2028	2,115	2,303
Fannie Mae 5.50% 2036	2,247	2,414
Fannie Mae 6.00% 2036	11,501	12,538
Fannie Mae 6.00% 2036	3,816	4,156
Fannie Mae 5.50% 2037	9,237	9,891
Fannie Mae 5.50% 2037	7,771	8,334
Fannie Mae 5.50% 2037	5,280	5,663
Fannie Mae 5.791% 20372	5,319	5,692
Fannie Mae 5.974% 20372	3,347	3,508
Fannie Mae 6.00% 2037	30,716	33,429
Fannie Mae 6.00% 2037	26,472	28,810
Fannie Mae 6.00% 2037	17,229	18,751
Fannie Mae 6.00% 2037	16,233	17,667
Fannie Mae 6.00% 2037	6,559	7,138
Fannie Mae 6.00% 2037	6,522	7,098
Fannie Mae 6.00% 2037	6,222	6,761
Fannie Mae 6.00% 2037	4,283	4,661
Fannie Mae 6.00% 2037	3,052	3,314
Fannie Mae 6.00% 2037	2,004	2,184
Fannie Mae 6.00% 2037	1,884	2,022
Fannie Mae 6.00% 2037	1,494	1,630
Fannie Mae 6.00% 2037	1,285	1,398
Fannie Mae 6.00% 2037	1,109	1,210
Fannie Mae 6.50% 2037	4,345	4,822
Fannie Mae 5.351% 20382	1,054	1,106
Fannie Mae 5.50% 2038	44,141	47,269
Fannie Mae 5.50% 2038	13,767	14,788
Fannie Mae 5.50% 2038	13,158	14,090
Fannie Mae 5.50% 2038	13,036	13,960
Fannie Mae 5.50% 2038	12,961	13,849
Fannie Mae 5.50% 2038	12,801	13,706
Fannie Mae 5.50% 2038	12,018	12,915
Fannie Mae 5.50% 2038	11,201	11,993
Fannie Mae 5.50% 2038	9,520	10,193
Fannie Mae 5.50% 2038	6,086	6,528
Fannie Mae 6.00% 2038	57,251	62,307
Fannie Mae 6.00% 2038	43,822	47,551
Fannie Mae 6.00% 2038	29,427	31,949
Fannie Mae 6.00% 2038	22,227	24,190
Fannie Mae 6.00% 2038	13,936	15,167
Fannie Mae 6.00% 2038	10,275	11,160
Fannie Mae 6.00% 2038	9,189	9,981
Fannie Mae 6.00% 2038	9,091	9,894
Fannie Mae 6.00% 2038	2,595	2,823
Fannie Mae 6.50% 2038	20,254	22,530
Fannie Mae 3.577% 20392	17,639	18,306
Fannie Mae 3.607% 20392	7,731	8,033
Fannie Mae 3.669% 20392	677	701
Fannie Mae 3.779% 20392	6,497	6,765
Fannie Mae 3.823% 20392	798	836
Fannie Mae 3.847% 20392	1,052	1,093
Fannie Mae 3.852% 20392	3,949	4,135
Fannie Mae 3.898% 20392	2,204	2,290
Fannie Mae 3.941% 20392	3,153	3,308
Fannie Mae 3.959% 20392	838	874
Fannie Mae 4.50% 2039	14,204	14,599
Fannie Mae 5.00% 2039	38,050	40,036
Fannie Mae 5.00% 2039	27,728	29,178
Fannie Mae 5.00% 2039	23,854	25,099
Fannie Mae 5.00% 2039	9,965	10,486
Fannie Mae 5.50% 2039	13,301	14,239
Fannie Mae 6.00% 2039	4,535	4,933
Fannie Mae 6.00% 2039	1,345	1,459
Fannie Mae 6.00% 2039	930	1,012
Fannie Mae 3.146% 20402	6,843	7,009
Fannie Mae 4.00% 2040	15,000	14,942
Fannie Mae 4.00% 2040	14,537	14,480
Fannie Mae 4.50% 2040	181,888	186,930
Fannie Mae 4.50% 2040	122,479	125,874
Fannie Mae 4.50% 2040	41,107	42,247
Fannie Mae 5.00% 2040	29,624	31,170
Fannie Mae 4.00% 2041	50,000	49,750
Fannie Mae 4.50% 2041	25,000	25,668
Fannie Mae 5.00% 2041	25,000	26,285
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	83	95
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	68	75
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	102	119
Fannie Mae, Series 2002-W1, Class 2A, 7.365% 20422	105	121
Freddie Mac 3.50% 2025	30,250	30,486
Freddie Mac 4.00% 2025	85,444	88,048
Freddie Mac 4.00% 2025	33,304	34,261
Freddie Mac 4.50% 2025	39,965	41,826
Freddie Mac 4.50% 2025	32,117	33,612
Freddie Mac 4.50% 2025	19,248	20,145
Freddie Mac, Series 3061, Class PN, 5.50% 2035	1,211	1,332
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	2,223	1,888
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	1,875	1,646
Freddie Mac, Series 3257, Class PA, 5.50% 2036	5,351	5,748
Freddie Mac, Series 3318, Class JT, 5.50% 2037	3,950	4,200
Freddie Mac 5.704% 20372	2,140	2,259
Freddie Mac 5.00% 2038	189	200
Freddie Mac 5.00% 2038	7	7
Freddie Mac 3.721% 20392	972	1,012
Freddie Mac 3.851% 20392	3,320	3,465
Freddie Mac 3.152% 20402	8,019	8,202
Government National Mortgage Assn. 3.50% 2025	5,253	5,332
Government National Mortgage Assn. 3.50% 2025	2,459	2,496
Government National Mortgage Assn. 3.50% 2025	1,982	2,012
Government National Mortgage Assn. 3.50% 20405	30,000	28,927
Government National Mortgage Assn. 4.50% 2040	6,316	6,568
Government National Mortgage Assn. 4.00% 2041	189,370	190,701
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	2,531	2,605
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	2,000	2,020
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	1,680	1,750
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039	17,950	18,722
CS First Boston Mortgage Securities Corp., Series 2006-C2, Class A-3, 5.659% 20392	1,225	1,289
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20402	7,000	7,415
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	2,275	2,326
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.883% 20382	9,710	10,607
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	14,500	15,299
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.318% 20372	4,000	4,089
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-LN1, Class H, 5.555% 20372,3	2,000	1,176
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.872% 20452	11,790	12,864
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.742% 20492	9,340	9,938
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.222% 20442	12,635	13,613
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	12,805	13,769
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 20432	1,650	1,770
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	9,305	9,919
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	742	745
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 2046	9,470	10,174
Nykredit 4.00% 2035	DKr54,938	9,627
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A-3-A, 4.949% 20382	$2,000	2,050
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.656% 20392	3,160	3,256
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 20412	2,445	2,575
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 20432	1,065	1,097
American Tower Trust I, Series 2007-1A, Class C, 5.615% 20373	2,000	2,109
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20373	4,000	4,217
American Tower Trust I, Series 2007-1A, Class E, 6.249% 20373	2,500	2,636
Bank of America 5.50% 20123	7,000	7,368
Royal Bank of Canada 3.125% 20153	6,840	7,034
Compagnie de Financement Foncier 2.125% 20133	6,400	6,458
Barclays Bank PLC 4.00% 2019	€4,700	6,316
Swedish Government, Series 124, 4.00% 2012	SKr34,000	5,144
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class A-2, 6.624% 20183	$4,929	4,954
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	1,527	1,526
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-2, 5.242% 2044	745	744
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	2,487	2,549
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.335% 20442	1,000	1,078
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.315% 20452	3,000	3,154
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-4, 5.54% 2041	3,000	3,224
Northern Rock PLC 5.625% 20173	3,000	3,065
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.728% (undated)2	2,500	2,709
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 0.381% 20462	2,088	2,070
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20263,5	1,941	2,010
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.015% 20332	1,829	1,837
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	1,503	1,529
Ally Financial Inc., Series 2001-C1, Class A-2, 6.465% 2034	955	958
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	142	143
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	338	339
		3,049,760

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 7.24%
Polish Government, Series 0414, 5.75% 2014	PLN84,900	29,285
Polish Government 3.875% 2015	$5,930	6,057
Polish Government, Series 1017, 5.25% 2017	PLN69,320	22,894
Polish Government 6.375% 2019	$34,385	38,690
South Korean Government, Series 1303, 5.25% 2013	KRW15,558,470	14,249
South Korean Government 4.25% 2014	18,760,000	16,713
South Korean Government 4.75% 2014	34,120,000	31,233
South Korean Government 5.00% 2014	16,880,000	15,572
South Korean Government 5.75% 2014	$4,800	5,252
United Mexican States Government Global 6.375% 2013	1,260	1,383
United Mexican States Government, Series M10, 7.75% 2017	MXN313,000	26,999
United Mexican States Government Global 5.95% 2019	$9,090	10,181
United Mexican States Government, Series M20, 10.00% 2024	MXN48,400	4,895
United Mexican States Government, Series M30, 10.00% 2036	39,000	3,922
United Mexican States Government Global 6.05% 2040	$5,000	5,138
Canadian Government 2.00% 2014	$ C45,245	45,244
Canadian Government 4.25% 20261	1,331	1,980
Malaysian Government, Series 0109, 2.509% 2012	MYR11,610	3,738
Malaysian Government, Series 509, 3.21% 2013	46,500	15,118
Malaysian Government, Series 3/03, 3.702% 2013	36,750	12,076
Malaysian Government, Series 204, 5.094% 2014	27,905	9,577
Malaysian Government, Series 0409, 3.741% 2015	18,875	6,217
Hungarian Government, Series 14/C, 5.50% 2014	HUF1,634,870	7,392
Hungarian Government 6.25% 2020	$36,690	35,620
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20143	28,640	29,774
United Kingdom 3.75% 2019	£17,850	28,732
French Government O.A.T. Eurobond 4.00% 2014	€19,480	28,108
Irish Government 4.00% 2014	11,000	13,382
Irish Government 4.40% 2019	4,190	4,185
Irish Government 5.00% 2020	4,185	4,105
German Government, Series 05, 3.25% 2015	9,835	13,970
German Government, Series 06, 3.75% 2017	2,140	3,096
German Government 3.75% 2019	1,030	1,474
Sweden Government Agency-Guaranteed, Swedbank AB 2.80% 20123	$7,750	7,928
Sweden Government Agency-Guaranteed, Swedbank AB 2.90% 20133	10,000	10,357
Japanese Government, Series 310, 1.00% 2020	¥751,300	9,176
Japanese Government 2.40% 2038	522,350	7,007
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20123	$14,275	14,575
Ireland Government Agency-Guaranteed, Irish Life & Permanent 3.60% 20133	15,400	14,024
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.50% 20123	5,875	6,046
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.90% 20143	7,155	7,442
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 2.50% 20123	6,500	6,612
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20143	5,570	5,945
European Investment Bank 4.25% 2014	€3,070	4,433
European Investment Bank 6.125% 2017	$ A6,000	6,028
Province of Ontario, Series 1, 1.875% 2012	$10,000	10,197
Israeli Government 5.50% 2017	ILS21,600	6,507
Israeli Government 5.125% 2019	$3,250	3,495
Queensland Treasury Corp., Series 15, 6.00% 2015	$ A3,970	4,110
Queensland Treasury Corp., Series 17, 6.00% 2017	4,610	4,761
Kingdom of Denmark 5.00% 2013	DKr39,575	7,817
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	$6,000	7,772
Netherlands Government Agency-Guaranteed, ING Bank NV 3.90% 20143	7,000	7,442
KfW 1.35% 2014	¥564,000	7,162
France Government Agency-Guaranteed, Société Finance 2.875% 20143	$6,870	7,094
Swedish Government, Series 1047, 5.00% 2020	SKr39,290	6,685
Croatian Government 6.75% 20193	$5,750	6,028
Bermudan Government 5.603% 20203	2,800	2,917
Bermudan Government 5.603% 2020	2,735	2,849
Corporación Andina de Fomento 5.75% 2017	3,000	3,166
Corporación Andina de Fomento 8.125% 2019	1,820	2,150
Russian Federation 7.50% 20304	4,475	5,191
Belgium (Kingdom of), Series 40, 5.50% 2017	€3,050	4,529
Italian Government 3.00% 2015	3,460	4,491
Bank Nederlandse Gemeenten 3.75% 2014	3,120	4,400
Australia and New Zealand Government Agency-Guaranteed, Australia and New Zealand Banking Group Ltd. 3.25% 20123	$3,850	3,951
Netherlands Government Eurobond 4.50% 2017	€2,610	3,885
		712,423

FINANCIALS — 6.17%
PLD International Finance LLC 4.375% 2011	1,950	2,612
ProLogis 7.625% 2014	$11,000	12,414
ProLogis 6.625% 2018	17,235	18,327
ProLogis 7.375% 2019	9,335	10,213
ProLogis 6.875% 2020	2,640	2,808
HBOS PLC 6.75% 20183	26,715	25,050
HBOS PLC 4.375% 20192	€965	1,170
Lloyds TSB Bank PLC 5.80% 20203	$8,745	8,649
Lloyds TSB Bank PLC 6.50% 20203	4,025	3,710
HBOS PLC 6.00% 20333	2,500	1,869
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	€2,595	3,537
Westfield Group 5.40% 20123	$7,800	8,272
Westfield Group 7.50% 20143	1,265	1,437
Westfield Group 5.70% 20163	6,860	7,414
Westfield Group 7.125% 20183	8,885	10,236
UBS AG 5.875% 2017	9,130	10,056
UBS AG 4.875% 2020	18,075	18,423
Royal Bank of Scotland Group PLC 5.00% 2014	5,465	5,262
Royal Bank of Scotland PLC 3.95% 2015	5,000	4,920
Royal Bank of Scotland Group PLC 5.05% 2015	6,753	6,503
Royal Bank of Scotland Group PLC 4.70% 2018	1,722	1,460
Royal Bank of Scotland PLC 6.934% 2018	€4,180	5,296
Royal Bank of Scotland PLC 5.625% 2020	$4,500	4,482
Royal Bank of Scotland Group PLC 6.99% (undated)2,3	400	310
JPMorgan Chase & Co. 3.40% 2015	14,000	14,291
JPMorgan Chase & Co. 2.60% 2016	7,240	7,033
JPMorgan Chase & Co. 4.25% 2020	6,075	5,945
Citigroup Inc. 4.587% 2015	8,850	9,236
Citigroup Inc. 4.75% 2015	13,750	14,412
Morgan Stanley, Series F, 6.625% 2018	13,125	14,258
Morgan Stanley, Series F, 5.625% 2019	8,850	9,040
Bank of America Corp. 5.75% 2017	5,190	5,408
Bank of America Corp. 5.65% 2018	10,155	10,392
Bank of America Corp. 5.875% 2021	5,760	5,971
HSBC Bank PLC 3.50% 20153	5,000	5,131
HSBC Finance Corp. 0.726% 20162	8,900	8,203
HSBC Bank USA, NA 4.875% 2020	7,890	7,858
Goldman Sachs Group, Inc. 6.15% 2018	14,025	15,467
Goldman Sachs Group, Inc. 7.50% 2019	4,780	5,609
Kimco Realty Corp. 6.00% 2012	500	536
Pan Pacific Retail Properties, Inc. 6.125% 2013	1,015	1,076
Kimco Realty Corp., Series C, 4.82% 2014	3,780	3,990
Kimco Realty Corp., Series C, 4.904% 2015	1,120	1,165
Kimco Realty Corp. 5.70% 2017	3,000	3,226
Kimco Realty Corp. 4.30% 2018	5,740	5,640
Kimco Realty Corp. 6.875% 2019	3,500	3,966
Standard Chartered PLC 3.85% 20153	10,065	10,373
Standard Chartered Bank 6.40% 20173	7,890	8,454
Abbey National Treasury Services PLC 3.875% 20143	6,130	6,080
Santander Issuances, SA Unipersonal 5.911% 20163	2,400	2,357
Sovereign Bancorp, Inc. 8.75% 2018	5,720	6,271
Santander Issuances, SA Unipersonal 6.50% 20192,3	4,000	3,868
Liberty Mutual Group Inc. 6.70% 20163	3,750	4,039
Liberty Mutual Group Inc. 6.50% 20353	3,435	3,052
Liberty Mutual Group Inc. 7.50% 20363	4,875	4,861
Liberty Mutual Group Inc., Series C, 10.75% 20882,3	4,070	4,965
Korea Development Bank 5.30% 2013	5,500	5,809
Korea Development Bank 8.00% 2014	8,750	10,004
Simon Property Group, LP 4.20% 2015	2,430	2,543
Simon Property Group, LP 5.875% 2017	2,500	2,748
Simon Property Group, LP 10.35% 2019	7,580	10,379
UniCredito Italiano SpA 6.00% 20173	14,750	14,444
MetLife Capital Trust IV 7.875% 20672,3	2,505	2,662
MetLife Capital Trust X 9.25% 20682,3	9,300	10,974
Société Générale 5.75% 20163	11,850	12,565
CIT Group Inc., Series A, 7.00% 2013	351	358
CIT Group Inc., Series A, 7.00% 2014	1,731	1,752
CIT Group Inc., Term Loan 3, 6.25% 20152,4,6	2,901	2,967
CIT Group Inc., Series A, 7.00% 2015	5,952	5,982
CIT Group Inc., Series A, 7.00% 2016	1,000	1,006
CNA Financial Corp. 5.85% 2014	625	660
CNA Financial Corp. 6.50% 2016	3,750	4,021
CNA Financial Corp. 7.35% 2019	1,800	1,977
CNA Financial Corp. 7.25% 2023	3,000	3,118
Hospitality Properties Trust 5.125% 2015	765	777
Hospitality Properties Trust 6.30% 2016	300	316
Hospitality Properties Trust 5.625% 2017	3,835	3,815
Hospitality Properties Trust 6.70% 2018	3,530	3,706
International Lease Finance Corp., Series Q, 5.45% 2011	600	604
International Lease Finance Corp., Series Q, 5.75% 2011	900	909
International Lease Finance Corp. 5.00% 2012	600	607
International Lease Finance Corp., Series R, 5.30% 2012	595	605
International Lease Finance Corp., Series R, 5.35% 2012	1,245	1,262
International Lease Finance Corp., Series R, 5.40% 2012	4,060	4,121
Rouse Co. 7.20% 2012	2,360	2,484
Rouse Co. 6.75% 20133	4,500	4,686
SLM Corp., Series A, 0.728% 20112	1,210	1,193
SLM Corp., Series A, 5.45% 2011	5,906	5,958
Wells Fargo & Co. 5.625% 2017	6,250	6,930
UDR, Inc. 5.00% 2012	1,000	1,027
UDR, Inc., Series A, 5.25% 2015	5,400	5,645
Developers Diversified Realty Corp. 5.50% 2015	847	872
Developers Diversified Realty Corp. 9.625% 2016	4,020	4,776
Developers Diversified Realty Corp. 7.50% 2017	860	962
New York Life Global Funding 4.65% 20133	5,700	6,133
Zions Bancorporation 5.65% 2014	5,000	4,994
Zions Bancorporation 6.00% 2015	990	980
ERP Operating LP 6.625% 2012	2,000	2,127
ERP Operating LP 5.25% 2014	3,000	3,274
Barclays Bank PLC 5.125% 2020	5,000	5,115
PNC Funding Corp. 0.488% 20142	5,000	4,929
American Express Co. 6.15% 2017	4,000	4,515
Realogy Corp., Term Loan B, 3.286% 20132,4,6	2,787	2,627
Realogy Corp., Term Loan DD, 3.286% 20132,4,6	887	837
Realogy Corp., Letter of Credit, 3.297% 20132,4,6	380	358
ACE INA Holdings Inc. 5.875% 2014	1,080	1,212
ACE INA Holdings Inc. 2.60% 2015	2,580	2,543
RSA Insurance Group PLC 9.375% 20392	£1,275	2,335
RSA Insurance Group PLC 8.50% (undated)2	760	1,212
Lincoln National Corp. 5.65% 2012	$3,250	3,458
Allied Irish Banks, PLC 12.50% 2019	€9,605	3,409
Nationwide Mutual Insurance Co. 5.81% 20242,3	$3,125	2,874
Nationwide Mutual Insurance Co. 7.875% 20333	515	520
Northern Trust Corp. 4.625% 2014	2,825	3,057
Ford Motor Credit Co. 3.039% 20122	2,755	2,783
Chubb Corp. 6.375% 20672	2,250	2,357
Rodamco Europe Finance BV, Series 5, 3.75% 2012	€1,600	2,207
Monumental Global Funding III 5.25% 20143	$2,000	2,128
UnumProvident Finance Co. PLC 6.85% 20153	1,500	1,666
Host Marriott, LP, Series K, 7.125% 2013	199	203
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	1,425	1,462
BNP Paribas 5.125% 20153	1,425	1,511
Prudential Holdings, LLC, Series C, 8.695% 20233,4	1,250	1,492
AXA SA 8.60% 2030	1,325	1,488
Banco Santander-Chile 5.375% 20143	655	688
Allstate Corp., Series B, 6.125% 20672	405	406
Bank of Ireland 10.00% 2020	€395	306
Development Bank of Singapore Ltd. 7.125% 20113	$200	204
		607,237

CONSUMER DISCRETIONARY — 2.97%
Tele-Communications, Inc. 9.80% 2012	2,000	2,177
Comcast Corp. 5.85% 2015	4,525	5,092
Comcast Corp. 6.30% 2017	1,880	2,156
Comcast Corp. 5.875% 2018	12,645	14,060
Comcast Corp. 5.50% 2029	£1,160	1,817
Comcast Corp. 6.95% 2037	$630	715
Comcast Corp. 6.40% 2038	7,140	7,656
Comcast Corp. 6.40% 2040	9,550	10,271
Time Warner Cable Inc. 5.40% 2012	2,000	2,124
Time Warner Cable Inc. 7.50% 2014	1,185	1,360
Time Warner Cable Inc. 8.25% 2014	7,925	9,205
Time Warner Cable Inc. 6.75% 2018	2,650	3,094
Time Warner Cable Inc. 8.25% 2019	3,495	4,348
Time Warner Cable Inc. 6.75% 2039	5,300	5,873
News America Holdings Inc. 9.25% 2013	2,500	2,883
News America Inc. 6.90% 2019	9,375	11,250
News America Inc. 6.15% 2037	1,000	1,046
News America Inc. 6.65% 2037	4,400	4,889
NBC Universal, Inc. 5.15% 20203	15,500	16,097
NBC Universal, Inc. 6.40% 20403	2,800	2,984
Univision Communications Inc. 10.50% 20152,3,7	6,626	6,958
Univision Communications Inc., Term Loan, 4.511% 20172,4,6	4,780	4,555
Univision Communications Inc. 8.50% 20213	1,500	1,526
AOL Time Warner Inc. 7.625% 2031	1,750	2,133
Time Warner Inc. 6.50% 2036	2,730	2,993
Time Warner Inc. 6.20% 2040	5,450	5,814
Lowe’s Companies, Inc. 4.625% 2020	8,500	8,977
Volkswagen International Finance NV 1.625% 20133	4,750	4,751
Volkswagen International Finance NV 4.00% 20203	4,200	4,141
Virgin Media Finance PLC, Series 1, 9.50% 2016	1,525	1,731
Virgin Media Secured Finance PLC 6.50% 2018	2,750	2,908
Virgin Media Finance PLC 8.375% 20193	3,825	4,198
Toys “R” Us, Inc. 7.625% 2011	5,445	5,622
Toys “R” Us-Delaware, Inc., Term Loan B, 6.00% 20162,4,6	1,571	1,588
Toys “R” Us Property Co. II, LLC 8.50% 2017	800	864
Toys “R” Us Property Co. I, LLC 10.75% 2017	500	573
DaimlerChrysler North America Holding Corp. 7.75% 2011	2,330	2,335
DaimlerChrysler North America Holding Corp. 8.50% 2031	4,650	6,231
Allison Transmission Holdings, Inc., Term Loan B, 3.02% 20142,4,6	6,020	5,908
Allison Transmission Holdings, Inc. 11.00% 20153	1,225	1,341
Allison Transmission Holdings, Inc. 11.25% 20152,3,7	1,140	1,248
MGM Resorts International 13.00% 2013	3,125	3,711
MGM Resorts International 5.875% 2014	3,200	2,968
MGM Resorts International 7.50% 2016	1,000	940
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20143	3,000	3,367
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 2018	1,850	1,924
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.125% 2020	1,400	1,481
Neiman Marcus Group, Inc. 9.00% 20152,7	4,992	5,254
Neiman Marcus Group, Inc. 10.375% 2015	550	584
Walt Disney Co. 5.50% 2019	5,000	5,686
Michaels Stores, Inc., Term Loan B1, 2.563% 20132,4,6	1,506	1,468
Michaels Stores, Inc. 0%/13.00% 20168	1,000	995
Michaels Stores, Inc., Term Loan B2, 4.813% 20162,4,6	510	511
Michaels Stores, Inc. 7.75% 20183	2,400	2,406
Marriott International, Inc., Series J, 5.625% 2013	5,000	5,365
Marks and Spencer Group PLC 6.25% 20173	5,000	5,325
Cinemark USA, Inc., Term Loan, 3.52% 20162,4,6	814	819
Cinemark USA, Inc. 8.625% 2019	4,000	4,350
Edcon (Proprietary) Ltd. 4.276% 20142	€4,000	4,543
Macy’s Retail Holdings, Inc. 8.375% 20152	$3,610	4,242
FCE Bank PLC 7.125% 2013	€3,000	4,199
AMC Entertainment Inc. 8.75% 2019	$3,750	4,022
Cox Communications, Inc. 5.45% 2014	3,500	3,857
Home Depot, Inc. 3.95% 2020	3,750	3,663
Target Corp. 6.00% 2018	3,000	3,478
J.C. Penney Co., Inc. 7.65% 2016	1,000	1,093
J.C. Penney Co., Inc. 5.75% 2018	2,000	1,980
Ziggo Bond Co. BV 8.00% 2018	€2,000	2,766
Staples, Inc. 9.75% 2014	$2,250	2,728
Limited Brands, Inc. 6.90% 2017	1,566	1,672
Limited Brands, Inc. 7.60% 2037	1,000	985
Boyd Gaming Corp. 6.75% 2014	1,000	988
Boyd Gaming Corp. 9.125% 20183	1,600	1,588
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	2,125	2,337
Mohegan Tribal Gaming Authority 7.125% 2014	3,300	2,096
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	1,850	1,896
MDC Holdings, Inc. 5.50% 2013	1,750	1,836
Seminole Tribe of Florida 5.798% 20133,4	755	760
Seminole Tribe of Florida 7.804% 20203,4	1,100	1,073
Tenneco Automotive Inc. 6.875% 20203	1,700	1,747
Radio One, Inc. 15.00% 20162,3,7	1,575	1,545
PETCO Animal Supplies, Inc., Term Loan B, 6.00% 20172,4,6	1,500	1,504
Wynn Las Vegas, LLC and Wynn Capital Corp. 7.75% 2020	1,250	1,359
UPC Germany GmbH 8.125% 20173	900	945
Education Management LLC and Education Management Finance Corp. 8.75% 2014	650	670
Regal Cinemas Corp. 8.625% 2019	625	666
		292,884

INDUSTRIALS — 2.38%
Volvo Treasury AB 5.95% 20153	28,560	31,051
Volvo Treasury AB 5.00% 2017	€1,090	1,535
Burlington Northern Santa Fe Corp. 7.00% 2014	$6,480	7,410
Burlington Northern Santa Fe Corp. 5.65% 2017	5,500	6,138
Burlington Northern Santa Fe Corp. 5.75% 2018	1,505	1,698
Burlington Northern Santa Fe Corp. 4.70% 2019	7,480	7,832
BNSF Funding Trust I 6.613% 20552	1,680	1,743
Continental Airlines, Inc. 8.75% 2011	2,000	2,065
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 20124	1,000	1,013
United Air Lines, Inc., Term Loan B, 2.313% 20142,4,6	4,078	3,950
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 20064,5,9	230	—
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 20184	118	118
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20184	764	762
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20194	1,545	1,615
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20194	2,805	2,989
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20204	741	788
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 20214	2,044	2,057
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20224	482	514
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 20224	1,302	1,311
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20224	2,355	2,636
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20224	1,937	2,198
Union Pacific Corp. 5.125% 2014	2,300	2,494
Union Pacific Corp. 5.75% 2017	1,080	1,214
Union Pacific Corp. 5.70% 2018	3,265	3,671
Union Pacific Corp. 4.00% 2021	7,500	7,408
Norfolk Southern Corp. 5.75% 2016	5,270	5,928
Norfolk Southern Corp. 7.05% 2037	7,210	8,644
Koninklijke Philips Electronics NV 4.625% 2013	4,300	4,590
Koninklijke Philips Electronics NV 6.875% 2038	7,150	8,555
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 20124	174	175
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20134	8,535	8,823
AMR Corp. 9.00% 2016	1,500	1,462
AMR Corp. 10.20% 2020	1,345	1,271
AMR Corp. 10.00% 2021	1,200	1,122
United Technologies Corp. 4.50% 2020	10,215	10,743
Nielsen Finance LLC, Term Loan A, 2.264% 20132,4,6	2,465	2,448
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	3,000	3,487
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 20168	2,200	2,321
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	710	824
Lockheed Martin Corp. 4.25% 2019	8,000	8,148
Canadian National Railway Co. 4.95% 2014	1,430	1,555
Canadian National Railway Co. 5.55% 2018	5,000	5,640
Northwest Airlines, Inc., Term Loan A, 2.06% 20182,4,6	7,990	7,111
Ashtead Group PLC 8.625% 20153	1,000	1,041
Ashtead Capital, Inc. 9.00% 20163	5,660	5,929
Northrop Grumman Corp. 5.05% 2019	6,180	6,612
CSX Corp. 6.25% 2015	5,000	5,687
DAE Aviation Holdings, Inc. 11.25% 20153	5,255	5,465
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.203% 20142,4,6	312	274
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.303% 20142,4,6	5,370	4,723
Kansas City Southern Railway Co. 8.00% 2015	4,500	4,860
ARAMARK Corp., Letter of Credit, 2.136% 20142,4,6	4	4
ARAMARK Corp., Term Loan B, 2.178% 20142,4,6	54	53
ARAMARK Corp. 3.787% 20152	200	197
ARAMARK Corp. 8.50% 2015	2,175	2,284
ARAMARK Corp., Letter of Credit, 3.361% 20162,4,6	126	126
ARAMARK Corp., Term Loan B, 3.553% 20162,4,6	1,915	1,921
US Investigations Services, Inc. 11.75% 20163	3,010	3,089
John Deere Capital Corp. 5.40% 2011	2,000	2,081
John Deere Capital Corp., Series D, 4.50% 2013	500	535
Atlas Copco AB 5.60% 20173	2,340	2,525
RailAmerica, Inc. 9.25% 2017	1,889	2,085
RBS Global, Inc. and Rexnord LLC 8.50% 2018	1,800	1,922
Caterpillar Financial Services Corp., Series F, 6.20% 2013	1,610	1,809
BAE Systems 2001 Asset Trust, Series 2001, Class B, 7.156% 20113,4	466	481
BAE Systems 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 20133,4	1,202	1,300
Hutchison Whampoa International Ltd. 6.50% 20133	972	1,063
General Electric Capital Corp., Series A, 0.556% 20182	1,000	901
TransDigm Inc. 7.75% 20183	210	218
		234,242

UTILITIES — 2.22%
Ohio Edison Co. 6.40% 2016	7,750	8,847
Cleveland Electric Illuminating Co. 8.875% 2018	6,170	7,856
Jersey Central Power & Light Co. 7.35% 2019	4,500	5,334
Iberdrola Finance Ireland 3.80% 20143	11,470	11,428
Scottish Power PLC 5.375% 2015	1,230	1,307
Iberdrola Finance Ireland 5.00% 20193	8,500	8,165
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	13,750	18,995
Enel Finance International SA 3.875% 20143	15,455	15,730
ENEL SpA 5.625% 2027	€1,130	1,546
Consumers Energy Co., First Mortgage Bonds, Series P, 5.50% 2016	$4,000	4,500
Consumers Energy Co. 5.65% 2018	940	1,060
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	9,150	10,512
Midwest Generation, LLC, Series B, 8.56% 20164	2,138	2,165
Edison Mission Energy 7.00% 2017	4,050	3,230
Edison Mission Energy 7.20% 2019	5,250	4,082
Edison Mission Energy 7.625% 2027	4,500	3,274
Progress Energy, Inc. 7.05% 2019	10,000	11,883
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	2,200	2,367
MidAmerican Energy Holdings Co. 5.75% 2018	7,740	8,735
E.ON International Finance BV 5.80% 20183	9,740	11,022
Allegheny Energy Supply Co., LLC 8.25% 20123	10,000	10,732
Veolia Environnement 5.25% 2013	2,070	2,237
Veolia Environnement 6.00% 2018	4,000	4,487
Veolia Environnement 6.125% 2033	€1,775	2,597
Public Service Co. of Colorado 3.20% 2020	$9,860	9,316
Israel Electric Corp. Ltd. 7.70% 20183	500	572
Israel Electric Corp. 7.25% 2019	7,750	8,542
NRG Energy, Inc. 7.25% 2014	725	741
NRG Energy, Inc. 7.375% 2016	7,175	7,372
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series Q, 5.45% 2013	2,850	3,109
Sierra Pacific Resources 6.75% 2017	2,500	2,592
NV Energy, Inc 6.25% 2020	1,500	1,515
Niagara Mohawk Power 3.553% 20143	2,625	2,730
National Grid PLC 6.30% 2016	2,315	2,646
Duke Energy Indiana, Inc. 3.75% 2020	5,000	4,891
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 3.764% 20142,4,6	3,900	3,024
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	1,475	833
Public Service Electric and Gas Co., Series E, 5.30% 2018	2,460	2,756
PG&E Corp. 5.75% 2014	2,000	2,191
AES Corp. 8.00% 2020	2,000	2,130
Intergen Power 9.00% 20173	1,000	1,065
		218,116

ENERGY — 2.20%
Enbridge Energy Partners, LP, Series B, 6.50% 2018	7,940	9,086
Enbridge Energy Partners, LP 9.875% 2019	10,500	13,828
Enbridge Energy Partners, LP 5.20% 2020	5,655	5,938
Kinder Morgan Energy Partners LP 6.00% 2017	380	420
Kinder Morgan Energy Partners LP 6.85% 2020	15,780	18,112
Kinder Morgan Energy Partners LP 6.50% 2037	900	932
Kinder Morgan Energy Partners LP 6.95% 2038	7,000	7,630
TransCanada PipeLines Ltd. 6.50% 2018	10,900	12,886
TransCanada PipeLines Ltd. 6.35% 20672	13,395	13,244
Gazprom OJSC 9.25% 2019	13,715	16,922
Gazprom OJSC, Series 2, 8.625% 20343	1,495	1,801
Gazprom OJSC 7.288% 20373	2,000	2,090
StatoilHydro ASA 2.90% 2014	3,110	3,219
Statoil ASA 3.125% 2017	5,000	4,959
StatoilHydro ASA 5.25% 2019	6,130	6,840
Chevron Corp. 4.95% 2019	12,230	13,732
Shell International Finance BV 4.00% 2014	4,860	5,175
Shell International Finance BV 3.10% 2015	7,500	7,710
Rockies Express Pipeline LLC 6.25% 20133	5,000	5,403
Rockies Express Pipeline LLC 6.85% 20183	6,900	7,369
Devon Energy Corp. 5.625% 2014	2,500	2,765
Devon Energy Corp. 6.30% 2019	5,905	6,960
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	2,950	3,051
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	6,035	6,267
Petrobras International 5.75% 2020	4,800	5,004
Petrobras International 6.875% 2040	2,240	2,364
BG Energy Capital PLC 2.50% 20153	7,000	6,943
Williams Companies, Inc. 7.875% 2021	3,403	4,024
Williams Companies, Inc. 8.75% 2032	1,777	2,180
Husky Energy Inc. 7.25% 2019	5,090	6,054
Petroplus Finance Ltd. 6.75% 20143	4,000	3,700
Petroplus Finance Ltd. 9.375% 20193	950	884
Ras Laffan Liquefied Natural Gas III 5.832% 20164	1,784	1,925
Ras Laffan Liquefied Natural Gas II 5.298% 20204	1,053	1,113
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20213,4	2,400	2,508
Sunoco, Inc. 5.75% 2017	2,000	2,091
Petroleum Export Ltd., Class A-3, 5.265% 20113,4	720	719
Qatar Petroleum 5.579% 20113,4	445	453
		216,301

TELECOMMUNICATION SERVICES — 1.62%
Verizon Communications Inc. 3.75% 2011	$7,040	$7,127
Verizon Communications Inc. 7.375% 2013	5,000	5,797
Verizon Communications Inc. 5.55% 2014	2,900	3,200
Verizon Communications Inc. 5.50% 2017	3,450	3,818
Verizon Communications Inc. 8.50% 2018	7,250	9,501
Verizon Communications Inc. 8.75% 2018	3,750	4,904
Olivetti Finance NV 7.25% 2012	€905	1,288
Telecom Italia Capital SA 6.999% 2018	$8,550	9,066
Telecom Italia SpA and Telecom Italia Finance SA, 5.375% 2019	€2,900	3,998
Telecom Italia Capital SA 7.175% 2019	$6,000	6,430
Telecom Italia Capital SA 6.375% 2033	2,105	1,812
Telecom Italia SpA 7.75% 2033	€3,375	4,819
Telecom Italia Capital SA 7.721% 2038	$4,395	4,367
AT&T Inc. 7.30% 20112	1,850	1,955
AT&T Inc. 6.70% 2013	2,000	2,274
SBC Communications Inc. 5.10% 2014	2,700	2,957
AT&T Inc. 6.55% 2039	6,250	6,826
AT&T Inc. 5.35% 20403	4,100	3,870
Telefónica Emisiones, SAU 5.984% 2011	5,000	5,111
Telefónica Emisiones, SAU 4.375% 2016	€7,130	9,735
Nextel Communications, Inc., Series E, 6.875% 2013	$6,400	6,448
Nextel Communications, Inc., Series F, 5.95% 2014	195	193
Nextel Communications, Inc., Series D, 7.375% 2015	5,580	5,615
France Télécom 4.375% 2014	1,530	1,636
France Télécom 2.125% 2015	6,520	6,354
Koninklijke KPN NV 8.375% 2030	5,500	7,170
American Tower Corp. 4.625% 2015	6,475	6,771
Wind Acquisition SA 11.75% 20173	4,550	5,153
Wind Acquisition SA 7.25% 20183	1,000	1,020
Singapore Telecommunications Ltd. 6.375% 20113	5,000	5,229
Frontier Communications Corp. 7.875% 2015	1,175	1,289
Frontier Communications Corp. 8.25% 2017	2,750	3,032
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20153	3,250	3,518
Rogers Wireless Inc. 7.25% 2012	2,500	2,787
Crown Castle International Corp. 9.00% 2015	1,450	1,609
Crown Castle International Corp. 7.125% 2019	1,000	1,062
Deutsche Telekom International Finance BV 5.875% 2013	1,400	1,543
Sorenson Communications 10.50% 20153	1,025	630
		159,914

HEALTH CARE — 1.56%
Roche Holdings Inc. 6.00% 20193	23,070	26,835
Biogen Idec Inc. 6.00% 2013	14,000	15,129
Novartis Capital Corp. 1.90% 2013	10,000	10,165
Novartis Securities Investment Ltd. 5.125% 2019	4,270	4,731
Pfizer Inc 6.20% 2019	8,930	10,477
Cardinal Health, Inc. 4.00% 2015	2,715	2,815
Cardinal Health, Inc. 5.80% 2016	1,235	1,387
Cardinal Health, Inc. 4.625% 2020	5,880	5,878
Schering-Plough Corp. 5.375% 2014	€3,955	5,820
Schering-Plough Corp. 6.00% 2017	$2,840	3,323
Medco Health Solutions, Inc. 2.75% 2015	8,765	8,706
Express Scripts Inc. 5.25% 2012	5,460	5,765
Express Scripts Inc. 6.25% 2014	2,020	2,260
PTS Acquisition Corp. 9.50% 20152,7	6,062	6,153
VWR Funding, Inc., Series B, 10.25% 20152,7	5,732	6,047
Abbott Laboratories 5.125% 2019	5,000	5,515
HCA Inc. 9.125% 2014	580	610
HCA Inc. 9.625% 20162,7	715	768
HCA Inc., Term Loan B2, 3.553% 20172,4,6	1,910	1,912
HCA Inc. 7.75% 20213	2,000	2,005
Quintiles Transnational 9.50% 20142,3,7	4,210	4,326
UnitedHealth Group Inc. 3.875% 2020	4,200	4,015
Boston Scientific Corp. 6.25% 2015	1,100	1,168
Boston Scientific Corp. 6.00% 2020	2,000	2,088
Boston Scientific Corp. 7.375% 2040	161	177
WellPoint, Inc. 5.25% 2016	3,000	3,302
HealthSouth Corp. 10.75% 2016	2,715	2,939
Elan Finance PLC and Elan Finance Corp. 8.75% 2016	2,600	2,626
Surgical Care Affiliates, Inc. 10.00% 20173	2,500	2,550
Tenet Healthcare Corp. 7.375% 2013	1,000	1,030
Tenet Healthcare Corp. 9.25% 2015	1,245	1,332
Patheon Inc. 8.625% 20173	1,630	1,634
		153,488

CONSUMER STAPLES — 1.52%
Anheuser-Busch InBev NV 7.20% 20143	5,000	5,722
Anheuser-Busch InBev NV 3.625% 2015	5,050	5,218
Anheuser-Busch InBev NV 4.125% 2015	10,000	10,542
Anheuser-Busch InBev NV 6.875% 20193	3,320	3,964
Anheuser-Busch InBev NV 7.75% 20193	10,315	12,855
Anheuser-Busch InBev NV 5.375% 2020	4,500	4,885
Kroger Co. 5.00% 2013	4,500	4,851
Kroger Co. 7.50% 2014	5,650	6,519
Kroger Co. 3.90% 2015	7,500	7,889
Kroger Co. 6.40% 2017	1,880	2,161
CVS Caremark Corp. 6.60% 2019	5,000	5,864
CVS Caremark Corp. 6.943% 20304	7,808	8,511
British American Tobacco International Finance PLC 9.50% 20183	10,137	13,360
Tesco PLC 5.50% 20173	10,035	11,212
Tesco PLC 5.50% 2033	£330	526
Altria Group, Inc. 9.95% 2038	$3,200	4,522
Altria Group, Inc. 10.20% 2039	3,100	4,494
Kraft Foods Inc. 2.625% 2013	5,110	5,258
Kraft Foods Inc. 5.375% 2020	3,170	3,418
Wal-Mart Stores, Inc. 5.80% 2018	7,395	8,510
Coca-Cola Co. 3.15% 2020	6,285	5,909
SUPERVALU INC. 7.50% 2012	585	594
Albertson’s, Inc. 7.25% 2013	1,790	1,803
SUPERVALU INC. 8.00% 2016	1,950	1,877
Constellation Brands, Inc. 7.25% 2017	4,000	4,255
Safeway Inc. 6.25% 2014	1,420	1,579
Stater Bros. Holdings Inc. 7.75% 2015	1,425	1,471
BFF International Ltd. 7.25% 20203	1,400	1,463
		149,232

INFORMATION TECHNOLOGY — 0.74%
First Data Corp., Term Loan B2, 3.011% 20142,4,6	5,607	5,195
First Data Corp. 9.875% 2015	245	233
First Data Corp. 10.55% 20157	11	10
First Data Corp. 11.25% 2016	1,500	1,320
First Data Corp. 8.25% 20213	1,138	1,098
First Data Corp. 12.625% 20213	2,281	2,190
First Data Corp. 8.75% 20222,3,7	1,141	1,110
NXP BV and NXP Funding LLC 10.00% 201310	8,398	9,595
NXP BV and NXP Funding LLC 7.875% 2014	500	522
Freescale Semiconductor, Inc. 9.125% 20142,7	2,675	2,809
Freescale Semiconductor, Inc., Term Loan, 4.508% 20162,4,6	1,005	973
Freescale Semiconductor, Inc. 10.125% 2016	774	819
Freescale Semiconductor, Inc. 10.125% 20183	3,375	3,814
International Business Machines Corp. 2.00% 2016	7,500	7,342
Sanmina-SCI Corp. 3.052% 20142,3	2,275	2,161
Sanmina-SCI Corp. 8.125% 2016	4,525	4,593
Jabil Circuit, Inc. 8.25% 2018	5,300	6,029
Oracle Corp. 6.50% 2038	5,000	5,848
National Semiconductor Corp. 6.15% 2012	4,500	4,790
KLA-Tencor Corp. 6.90% 2018	3,750	4,131
SunGard Data Systems Inc. 7.375% 20183	1,800	1,818
SunGard Data Systems Inc. 7.625% 20203	1,600	1,628
Advanced Micro Devices, Inc. 8.125% 2017	3,175	3,381
Electronic Data Systems Corp., Series B, 6.00% 20132	1,500	1,673
		73,082

MUNICIPALS — 0.56%
State of Ohio, Common Schools General Obligation Refunding Bonds, Series 2010-C, 5.00% 2021	15,485	17,449
State of Texas, Board of Regents of the University of Texas System, Revenue Financing System Taxable Bonds
(Build America Bonds-Direct Payment), Series 2010-D, 3.076% 2016	10,450	10,532
State of California, Department of Water Resources, Power Supply Revenue Bonds, Series 2010-M, 5.00% 2014	9,350	10,330
State of New Jersey, General Obligation Refunding Bonds, Series H, Assured Guaranty Municipal insured, 5.25% 2015	8,000	9,138
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.60% 2040	5,000	5,256
State of North Carolina, Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Federally Taxable,
Series 2003-E, 5.55% 2014	1,625	1,734
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	962	842
		55,281

MATERIALS — 0.47%
Dow Chemical Co. 8.55% 2019	5,750	7,217
Dow Chemical Co. 9.40% 2039	5,975	8,699
Rio Tinto Finance (USA) Ltd. 9.00% 2019	8,030	10,801
POSCO 4.25% 20203	4,345	4,134
Reynolds Group 7.75% 20163	3,425	3,639
International Paper Co. 7.50% 2021	2,835	3,355
Ball Corp. 7.125% 2016	1,705	1,846
Ball Corp. 5.75% 2021	835	810
Nalco Co. 6.625% 20193	2,500	2,569
Rockwood Specialties Group, Inc. 7.625% 2014	€1,500	2,055
Owens-Brockway Glass Container Inc. 6.75% 2014	$1,600	1,636
		46,761

ASSET-BACKED OBLIGATIONS4 — 0.10%
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016	2,750	2,930
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	1,885	1,898
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-2, 5.234% 2023	1,500	1,674
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	1,344	1,369
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.40% 20372	1,240	960
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 20123	355	359
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 20173	146	146
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.361% 20372	1,663	113
		9,449

Total bonds, notes & other debt instruments (cost: $8,975,458,000)		9,175,365

Preferred stocks — 0.44%	Shares

FINANCIALS — 0.43%
SMFG Preferred Capital USD 3 Ltd. 9.50%2,3	4,620,000	5,394
SMFG Preferred Capital GBP 2 Ltd. 10.231%2	1,400,000	2,510
Wells Fargo & Co., Series K, 7.98%2	5,500,000	5,830
Catlin Insurance Ltd. 7.249%2,3	6,500,000	5,752
Bank of America Corp., Series K, 8.00% noncumulative2	5,500,000	5,550
Barclays Bank PLC 7.434%2,3	5,000,000	4,937
RBS Capital Trust II 6.425% noncumulative trust (undated)2,11	6,200,000	4,107
Lloyds Banking Group PLC 6.657% preference shares2,3,11	2,740,000	1,918
Société Générale 5.922%2,3	2,130,000	1,884
HVB Funding Trust III 9.00% 20313	1,299,000	1,299
BNP Paribas 7.195%2,3	1,300,000	1,255
QBE Capital Funding II LP 6.797%2,3	1,415,000	1,234
AXA SA, Series B, 6.379%2,3	1,095,000	1,001
		42,671

MISCELLANEOUS — 0.01%
Other preferred stocks in initial period of acquisition		428

Total preferred stocks (cost: $37,210,000)		43,099

Common stocks — 0.01%

CONSUMER DISCRETIONARY — 0.01%
American Media, Inc.5,10,11	50,012	838
Adelphia Recovery Trust, Series ACC-111	2,409,545	24
Adelphia Recovery Trust, Series ACC-6B5,11	500,000	—
		862

MISCELLANEOUS — 0.00%
Other common stocks in initial period of acquisition		58

Total common stocks (cost: $1,078,000)		920

Rights & warrants — 0.00%

MISCELLANEOUS — 0.00%
Other rights & warrants in initial period of acquisition		86

Total rights & warrants (cost: $5,038,000)		86

	Principal amount
Short-term securities — 8.16%	(000)

Freddie Mac 0.16%–0.265% due 1/4–4/19/2011	$131,200	131,177
Procter & Gamble Co. 0.22% due 1/4–2/8/20113	73,500	73,490
Procter & Gamble International Funding S.C.A. 0.15% due 1/6/20113	15,900	15,900
Coca-Cola Co. 0.20%–0.25% due 1/11–4/5/20113	74,100	74,072
Federal Home Loan Bank 0.17%–0.29% due 2/14–11/14/2011	67,398	67,333
Straight-A Funding LLC 0.25% due 2/2–2/16/20113	62,900	62,881
Jupiter Securitization Co., LLC 0.23%–0.25% due 1/18–1/27/20113	51,700	51,691
U.S. Treasury Bills 0.155%–0.17% due 2/24–4/14/2011	48,750	48,739
Johnson & Johnson 0.20% due 3/22/20113	38,700	38,683
Fannie Mae 0.14%–0.18% due 2/9–4/26/2011	37,900	37,891
PepsiCo Inc. 0.16%–0.17% due 2/15–2/24/20113	34,500	34,491
Bank of America Corp. 0.27% due 1/3/2011	33,500	33,499
Variable Funding Capital Company LLC 0.25% due 1/18/20113	32,500	32,496
Abbott Laboratories 0.18% due 2/8/20113	30,400	30,394
Walt Disney Co. 0.17% due 2/22/20113	29,100	29,093
Private Export Funding Corp. 0.24% due 2/9/20113	25,000	24,994
NetJets Inc. 0.17% due 1/20/20113	14,500	14,499
General Electric Capital Corp. 0.15% due 1/3/2011	1,400	1,400

Total short-term securities (cost: $802,702,000)		802,723

Total investment securities (cost: $9,821,486,000)		10,022,193
Other assets less liabilities		(180,039)

Net assets		$9,842,154

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Index-linked bond whose principal amount moves with a government retail price index.
2Coupon rate may change periodically.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,224,840,000, which represented 12.44% of the net assets of the fund.

4Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

5Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $31,861,000, which represented .32% of the net assets of the fund.

6Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $54,856,000, which represented .56% of the net assets of the fund.

7Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
8Step bond; coupon rate will increase at a later date.
9Scheduled interest and/or principal payment was not received.
10Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets
NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	$7,086	$9,595	.10%
American Media, Inc.	11/17/2010	838	838	.01
Total restricted securities		$7,924	$10,433	.11%

11Security did not produce income during the last 12 months.

Key to symbols and abbreviations

A$ = Australian dollars
C$ = Canadian dollars
DKr = Danish kroner
€ = Euros
£ = British pounds
HUF = Hungarian forints
ILS = Israeli shekels
¥ = Japanese yen
KRW = South Korean won
MXN = Mexican pesos
MYR = Malaysian ringgits
PLN = Polish zloty
SKr = Swedish kronor

Global Bond Fund
Investment portfolio

December 31, 2010

Bonds, notes & other debt instruments — 92.17%	Principal amount (000)	Value (000)

EUROS — 20.44%
German Government, Series 02, 5.00% 2012	€1,850	US$ 2,630
German Government 4.50% 2013	7,125	10,208
German Government, Series 05, 3.25% 2015	2,220	3,153
German Government, Series 4, 3.75% 2015	12,125	17,534
German Government, Series 6, 4.00% 2016	8,235	12,073
German Government, Series 6, 3.75% 2017	10,040	14,524
German Government 4.25% 2017	11,400	16,922
German Government, Series 7, 4.00% 2018	14,295	20,898
German Government, Series 8, 4.25% 2018	9,775	14,463
German Government 3.50% 2019	1,340	1,881
German Government 3.75% 2019	10,225	14,635
German Government 2.25% 2020	12,005	15,170
German Government 6.25% 2030	3,200	5,892
Italian Government 3.75% 2013	6,000	8,116
Italian Government 3.00% 2015	4,920	6,386
Italian Government 4.50% 2019	16,450	21,955
Italian Government 5.00% 2034	3,450	4,407
Netherlands Government Eurobond 4.25% 2013	4,940	7,126
Netherlands Government Eurobond 4.50% 2017	7,815	11,631
Netherlands Government Eurobond 5.50% 2028	4,000	6,676
Irish Government 5.00% 2013	6,000	7,777
Irish Government 4.00% 2014	5,120	6,229
Irish Government 4.50% 2018	1,415	1,445
Irish Government 4.40% 2019	715	714
Irish Government 5.90% 2019	1,500	1,643
Irish Government 5.00% 2020	7,300	7,161
Spanish Government 3.30% 2014	6,700	8,737
Spanish Government 4.10% 2018	1,850	2,312
Spanish Government 4.60% 2019	5,050	6,447
French Government B.T.A.N. Eurobond 4.50% 2013	6,750	9,737
French Government O.A.T. Eurobond 4.00% 2014	1,960	2,828
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 944, 4.50% 20131	2,000	2,829
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 1043, 4.00% 20161	3,500	4,996
Barclays Bank PLC 4.00% 20191	3,450	4,637
Barclays Bank PLC 4.50% 20192	150	196
Barclays Bank PLC 6.00% 2021	2,025	2,629
Dexia Municipal Agency 4.50% 20171	4,250	5,968
Royal Bank of Scotland PLC 6.934% 2018	4,700	5,955
Canadian Government 3.50% 2020	4,000	5,560
Standard Chartered Bank 5.875% 2017	2,400	3,356
Société Générale 6.999% (undated)2	550	683
Société Générale 9.375% (undated)2	1,750	2,463
Merrill Lynch & Co., Inc. 4.625% 2018	2,575	3,083
Koninklijke KPN NV 6.50% 2016	650	1,000
Koninklijke KPN NV 4.75% 2017	750	1,067
Koninklijke KPN NV 3.75% 2020	750	953
Telefónica Emisiones, SAU 4.375% 2016	2,205	3,010
KfW 4.375% 2013	2,050	2,940
Schering-Plough Corp. 5.375% 2014	1,795	2,641
RCI Banque 4.375% 2015	1,750	2,398
Finland (Republic of) 5.375% 2013	1,610	2,378
Iberdrola Finanzas, SAU 7.50% 2015	1,500	2,296
Polish Government 5.875% 2014	1,550	2,247
Siemens AG 5.125% 2017	1,500	2,219
Northern Rock PLC, Series 7, 4.125% 20171	1,650	2,130
Wal-Mart Stores, Inc. 4.875% 2029	1,500	2,071
Croatian Government 5.00% 2014	460	629
Croatian Government 6.50% 2015	1,000	1,399
Telecom Italia SpA and Telecom Italia Finance SA, 5.375% 2019	400	551
Telecom Italia SpA 7.75% 2033	1,020	1,456
European Investment Bank 4.25% 2014	1,300	1,877
Bank Nederlandse Gemeenten 3.75% 2014	1,320	1,862
Volvo Treasury AB 5.00% 2017	1,305	1,838
PLD International Finance LLC 4.375% 2011	1,250	1,675
AT&T Inc. 6.125% 2015	1,000	1,505
CRH Finance BV 7.375% 20142	1,000	1,479
Veolia Environnement 4.875% 2013	150	213
Veolia Environnement 5.25% 2014	550	798
Veolia Environnement 6.125% 2033	250	366
Assicurazioni Generali SpA. 6.90% 20222	990	1,334
Standard Life PLC 6.375% 20222	1,000	1,329
NGG Finance PLC 6.125% 2011	150	206
National Grid Transco PLC 5.00% 2018	725	1,056
Greek Government 6.10% 2015	65	66
Greek Government 6.00% 2019	1,315	1,146
Novartis Finance SA, 4.25% 2016	750	1,074
Munich Re Finance BV 6.75% 20232	725	1,017
Zurich Finance (USA), Inc., Series 6, 5.75% 20232	725	993
Imperial Tobacco Finance PLC 8.375% 2016	600	981
FCE Bank PLC 7.125% 2013	700	980
France Télécom 5.625% 2018	500	748
NXP BV and NXP Funding LLC 8.625% 2015	450	622
Verizon Communications Inc. 8.75% 2015	350	594
Allied Irish Banks, PLC 12.50% 2019	1,650	586
GlaxoSmithKline Capital PLC 5.125% 2012	400	570
Edcon (Proprietary) Ltd. 4.276% 20142	500	568
ENEL SpA 5.625% 2027	320	438
Anheuser-Busch InBev NV 8.625% 2017	250	428
Wind Acquisition SA 7.375% 2018	200	269
DaimlerChrysler North America Holding Corp. 4.25% 2011	190	259
HBOS PLC 4.375% 20192	155	188
Bank of Ireland 10.00% 2020	135	105
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	70	95
		372,315

JAPANESE YEN — 6.44%
Japanese Government, Series 231, 1.30% 2011	¥975,550	12,080
Japanese Government, Series 238, 1.40% 2012	295,000	3,687
Japanese Government, Series 248, 0.70% 2013	820,000	10,215
Japanese Government, Series 264, 1.50% 2014	131,300	1,689
Japanese Government, Series 269, 1.30% 2015	2,259,300	28,921
Japanese Government, Series 284, 1.70% 2016	3,062,650	40,282
Japanese Government, Series 288, 1.70% 2017	215,000	2,831
Japanese Government, Series 310, 1.00% 2020	330,800	4,040
Japanese Government, Series 21, 2.30% 2035	711,400	9,322
Japanese Government 2.40% 2038	313,200	4,201
		117,268

POLISH ZLOTY — 4.44%
Polish Government, Series 0414, 5.75% 2014	PLN146,450	US$50,516
Polish Government, Series 1017, 5.25% 2017	91,865	30,340
		80,856

SOUTH KOREAN WON — 4.21%
South Korean Government, Series 1303, 5.25% 2013	KRW19,893,710	18,220
South Korean Government, Series 1309, 5.75% 2013	13,550,000	12,660
South Korean Government 4.25% 2014	8,260,000	7,359
South Korean Government 4.75% 2014	10,360,000	9,483
South Korean Government 5.00% 2014	8,580,000	7,915
South Korean Government 5.50% 2017	9,934,300	9,394
South Korean Government 5.75% 2018	12,150,000	11,648
		76,679

MALAYSIAN RINGGITS — 2.93%
Malaysian Government, Series 509, 3.21% 2013	MYR42,250	13,737
Malaysian Government, Series 3/03, 3.702% 2013	18,250	5,997
Malaysian Government, Series 204, 5.094% 2014	7,860	2,698
Malaysian Government, Series 0409, 3.741% 2015	13,045	4,296
Malaysian Government, Series 0207, 3.814% 2017	28,435	9,338
Malaysian Government, Series 0210, 4.012% 2017	47,405	15,660
Malaysian Government, Series 2/03, 4.24% 2018	5,000	1,669
		53,395

BRITISH POUNDS — 2.78%
United Kingdom 4.25% 2011	£3,610	5,665
United Kingdom 4.50% 2013	1,690	2,828
United Kingdom 2.75% 2015	5,025	8,055
United Kingdom 4.00% 2016	2,070	3,480
United Kingdom 3.75% 2019	5,250	8,451
United Kingdom 4.50% 2019	2,750	4,686
United Kingdom 6.00% 2028	2,000	3,902
United Kingdom 4.75% 2030	1,000	1,689
United Kingdom 4.25% 2040	3,090	4,850
United Kingdom 4.25% 2046	2,520	3,993
RSA Insurance Group PLC 9.375% 20392	569	1,042
France Télécom 5.00% 2016	500	834
Telecom Italia SpA and Telecom Italia Finance SA, Series 9, 5.625% 2015	500	787
Wal-Mart Stores, Inc. 5.625% 2034	100	168
Tesco PLC 5.50% 2033	100	159
		50,589

CANADIAN DOLLARS — 2.01%
Canadian Government 5.25% 2012	$ C3,250	3,439
Canadian Government 2.00% 2014	9,815	9,815
Canadian Government 4.50% 2015	4,340	4,776
Canadian Government 4.25% 2018	500	550
Canada Housing Trust 4.10% 2018	250	267
Canada Housing Trust 3.35% 2020	4,750	4,769
Province of Ontario, Series HC, 9.50% 2022	250	379
Province of Ontario 4.60% 2039	3,125	3,270
Province of Manitoba 4.25% 2018	2,750	2,927
Province De Québec 5.25% 2013	625	681
Province De Québec 9.375% 2023	250	377
Canadian Imperial Bank 5.00% 2012	1,000	1,053
Hydro One Inc. 5.49% 2040	750	826
Rogers Communications Inc. 5.80% 2016	625	688
Province of New Brunswick 6.75% 2017	500	605
Interprovincial Pipe Line Inc., Series K, 8.20% 2024	375	509
Bank of Nova Scotia 5.04% 2013	250	266
Wells Fargo & Co. 6.05% 2012	250	266
Toronto-Dominion Bank 4.854% 2013	250	264
GE Capital Canada Funding Co., Series A, 5.29% 2012	250	263
Thomson Reuters Corp. 5.70% 2015	150	167
Bank of Montreal 5.18% 2015	150	164
Royal Bank of Canada 5.20% 2012	150	158
TransCanada PipeLines Ltd. 5.05% 2014	125	134
		36,613

TURKISH LIRAS — 1.40%
Turkey (Republic of) 0% 2011	TRY11,900	7,685
Turkey (Republic of) 0% 2011	5,760	3,530
Turkey (Republic of) 10.00% 20123	3,305	2,416
Turkey (Republic of) 10.00% 2013	13,000	8,959
Turkey (Republic of) 11.00% 2014	4,000	2,854
		25,444

SWEDISH KRONOR — 1.38%
Swedish Government, Series 124, 4.00% 20121	SKr18,000	2,723
Swedish Government, Series 126, 4.00% 20141	19,000	2,888
Swedish Government, Series 1041, 6.75% 2014	41,010	6,930
Swedish Government, Series 1049, 4.50% 2015	42,000	6,740
Stadshypotek AB 6.00% 20141	19,000	3,064
Nordea Hypotek AB 4.00% 20141	19,000	2,884
		25,229

MEXICAN PESOS — 1.34%
United Mexican States Government, Series M, 7.50% 2012	MXN 45,000	3,788
United Mexican States Government, Series MI10, 9.50% 2014	17,500	1,588
United Mexican States Government, Series M10, 7.25% 2016	44,000	3,707
United Mexican States Government, Series M10, 7.75% 2017	112,900	9,738
United Mexican States Government, Series M20, 10.00% 2024	6,800	688
United Mexican States Government, Series M30, 10.00% 2036	48,000	4,827
		24,336

SINGAPORE DOLLARS — 1.22%
Singapore (Republic of) 3.50% 2012	$ S 6,750	5,524
Singapore (Republic of) 3.75% 2016	19,415	16,718
		22,242

ISRAELI SHEKELS — 1.19%
Israeli Government, Series 0313, 5.00% 2013	ILS38,250	11,214
Israeli Government 4.50% 2015	4,485	1,301
Israeli Government 5.50% 2017	30,465	9,177
		21,692

AUSTRALIAN DOLLARS — 0.85%
Queensland Treasury Corp., Series 15, 6.00% 2015	$ A12,000	12,422
Queensland Treasury Corp., Series 17, 6.00% 2017	2,040	2,107
European Investment Bank 6.125% 2017	1,000	1,005
		15,534

DANISH KRONER — 0.74%
Kingdom of Denmark 4.00% 2012	DKr41,000	US$ 7,728
Kingdom of Denmark 5.00% 2013	6,505	1,285
Nykredit, Series 3D, 5.00% 20381	16,357	3,010
Nykredit 4.00% 20411	8,000	1,369
		13,392

INDONESIAN RUPIAH — 0.56%
Indonesia (Republic of), Series 23, 11.00% 2012	IDR31,820,000	3,860
Indonesia (Republic of), Series 33, 12.50% 2013	37,458,000	4,704
Indonesia (Republic of), Series 20, 14.275% 2013	2,230,000	299
Indonesia (Republic of), Series 51, 11.25% 2014	1,330,000	169
Indonesia (Republic of), Series 30, 10.75% 2016	8,460,000	1,095
		10,127

HUNGARIAN FORINTS — 0.40%
Hungarian Government, Series 14/C, 5.50% 2014	HUF971,600	4,393
Hungarian Government, Series 15/A, 8.00% 2015	600,000	2,905
		7,298

THAI BAHT — 0.30%
Thai Government, Series 33, 5.375% 2011	THB 7,000	238
Thai Government 5.25% 2014	110,460	3,914
Thai Government 3.625% 2015	37,750	1,274
		5,426

PHILIPPINE PESOS — 0.27%
Philippines (Republic of), Series 5-67, 6.25% 2014	PHP207,000	4,994

BRAZILIAN REAIS — 0.10%
Brazil (Federal Republic of) 6.00% 20153	BRL1,951	1,185
Brazil (Federal Republic of) 10.00% 2017	1,000	553
		1,738

EGYPTIAN POUNDS — 0.06%
Egypt (Arab Republic of) 11.50% 2011	EGP 125	22
Egypt (Arab Republic of) 11.35% 2013	6,500	1,122
		1,144

NORWEGIAN KRONER — 0.05%
KfW 5.00% 2015	NKr5,500	997

DOMINICAN PESOS — 0.00%
Cervecería Nacional Dominicana, C. por A. 16.00% 20124	DOP3,279	77

ARGENTINE PESOS — 0.00%
Argentina (Republic of) 5.83% 20331,3,5	ARS326	70

U.S. DOLLARS — 39.06%
U.S. Treasury 0.75% 2011	US$ 6,525	6,551
U.S. Treasury 0.875% 2011	12,000	12,020
U.S. Treasury 0.875% 2011	9,750	9,773
U.S. Treasury 4.50% 2011	1,185	1,193
U.S. Treasury 4.625% 2011	7,900	8,235
U.S. Treasury 1.00% 2012	15,043	15,159
U.S. Treasury 2.00% 20123	4,581	4,750
U.S. Treasury 4.875% 2012	8,000	8,402
U.S. Treasury 1.875% 20133	5,954	6,356
U.S. Treasury 2.75% 2013	9,000	9,462
U.S. Treasury 3.875% 2013	4,780	5,108
U.S. Treasury 2.00% 20143	4,734	5,087
U.S. Treasury 1.375% 2015	915	889
U.S. Treasury 1.875% 20153	1,405	1,525
U.S. Treasury 2.00% 20163	2,479	2,703
U.S. Treasury 3.125% 2016	2,000	2,087
U.S. Treasury 3.25% 2016	13,500	14,145
U.S. Treasury 3.25% 2016	8,500	8,968
U.S. Treasury 5.125% 2016	16,500	19,016
U.S. Treasury 7.50% 2016	5,150	6,621
U.S. Treasury 8.875% 2017	16,000	22,232
U.S. Treasury 3.125% 2019	1,310	1,324
U.S. Treasury 2.625% 2020	2,240	2,124
U.S. Treasury 2.625% 2020	770	726
U.S. Treasury 3.50% 2039	3,500	3,017
U.S. Treasury 4.25% 2039	2,670	2,631
U.S. Treasury 4.50% 2039	6,750	6,935
U.S. Treasury 3.875% 2040	10,500	9,673
U.S. Treasury 4.625% 2040	18,250	19,125
Fannie Mae 4.00% 20241	2,122	2,190
Fannie Mae 4.00% 20241	201	207
Fannie Mae 4.50% 20241	2,153	2,256
Fannie Mae 3.50% 20251	7,950	8,026
Fannie Mae 3.50% 20251	5,000	5,048
Fannie Mae 3.50% 20251	3,000	3,029
Fannie Mae 3.50% 20251	2,500	2,524
Fannie Mae 4.00% 20251	6,682	6,910
Fannie Mae 4.00% 20251	4,526	4,670
Fannie Mae 4.50% 20251	338	355
Fannie Mae 3.50% 20261	5,250	5,288
Fannie Mae 5.00% 20351	1,420	1,496
Fannie Mae 6.00% 20361	432	471
Fannie Mae 6.00% 20361	134	146
Fannie Mae 6.50% 20361	1,109	1,236
Fannie Mae 5.791% 20371,2	1,506	1,612
Fannie Mae 6.00% 20371	646	704
Fannie Mae 6.00% 20371	353	385
Fannie Mae 6.00% 20371	246	268
Fannie Mae 6.00% 20371	245	266
Fannie Mae 6.00% 20371	165	180
Fannie Mae 6.00% 20371	123	135
Fannie Mae 6.00% 20371	106	115
Fannie Mae 6.00% 20371	92	100
Fannie Mae 5.00% 20381	751	789
Fannie Mae 5.351% 20381,2	531	557
Fannie Mae 6.00% 20381	2,740	2,982
Fannie Mae 6.00% 20381	1,916	2,085
Fannie Mae 6.00% 20381	827	903
Fannie Mae 6.00% 20381	750	816
Fannie Mae 6.00% 20381	583	633
Fannie Mae 6.00% 20381	214	233
Fannie Mae 3.577% 20391,2	46	48
Fannie Mae 3.779% 20391,2	473	493
Fannie Mae 3.823% 20391,2	12	12
Fannie Mae 3.847% 20391,2	14	14
Fannie Mae 3.898% 20391,2	235	245
Fannie Mae 3.941% 20391,2	330	346
U.S. Treasury 1.125% 2013	10,070	10,154
U.S. Treasury 2.00% 2013	450	463
Fannie Mae 3.959% 20391,2	12	12
Fannie Mae 6.00% 20391	163	177
Fannie Mae 3.50% 20401	1,500	1,434
Fannie Mae 4.00% 20401	5,000	4,981
Fannie Mae 4.00% 20401	2,606	2,596
Fannie Mae 4.50% 20401	28,889	29,690
Fannie Mae 4.50% 20401	3,732	3,836
Fannie Mae 4.50% 20401	2,169	2,229
Fannie Mae 4.50% 20401	1,929	1,982
Fannie Mae 5.00% 20401	2,612	2,748
Fannie Mae 5.00% 20401	2,136	2,248
Government National Mortgage Assn. 3.50% 20251	1,229	1,248
Government National Mortgage Assn. 4.50% 20401	944	981
Government National Mortgage Assn. 4.00% 20411	14,100	14,199
Freddie Mac 4.00% 20251	1,959	2,016
Freddie Mac, Series 3213, Class OG, principal only, 0% 20361	63	55
Freddie Mac, Series 3292, Class BO, principal only, 0% 20371	495	429
Freddie Mac 6.00% 20371	1,230	1,331
Freddie Mac 6.00% 20371	170	184
Freddie Mac 4.974% 20381,2	435	458
Freddie Mac 6.00% 20381	109	118
Freddie Mac 3.721% 20391,2	13	14
Freddie Mac 6.50% 20391	3,477	3,859
HBOS PLC 6.75% 20184	4,150	3,891
Lloyds TSB Bank PLC 6.50% 20204	2,075	1,912
HBOS PLC 6.00% 20334	700	523
UBS AG 5.875% 2017	3,145	3,464
UBS AG 4.875% 2020	2,645	2,696
Anheuser-Busch InBev NV 3.625% 2015	980	1,013
Anheuser-Busch InBev NV 6.875% 20194	290	346
Anheuser-Busch InBev NV 7.75% 20194	2,195	2,736
Anheuser-Busch InBev NV 5.375% 2020	1,600	1,737
ProLogis 7.625% 2014	600	677
ProLogis 6.625% 2018	830	883
ProLogis 7.375% 2019	2,920	3,195
ProLogis 6.875% 2020	810	861
Hungarian Government 6.25% 2020	5,535	5,374
Comcast Corp. 5.30% 2014	750	818
Comcast Corp. 6.30% 2017	320	367
Comcast Corp. 5.875% 2018	1,760	1,957
Comcast Corp. 6.45% 2037	250	268
Comcast Corp. 6.95% 2037	820	930
Comcast Corp. 6.40% 2040	750	807
Polish Government 6.375% 2019	4,415	4,968
Verizon Communications Inc. 3.75% 2011	1,370	1,387
Verizon Communications Inc. 5.50% 2017	500	553
Verizon Communications Inc. 8.50% 2018	1,000	1,311
Verizon Communications Inc. 6.35% 2019	195	225
Verizon Communications Inc. 5.85% 2035	1,000	1,038
Citigroup Inc. 4.587% 2015	1,825	1,905
Citigroup Inc. 4.75% 2015	2,250	2,358
Standard Chartered PLC 3.85% 20154	1,670	1,721
Standard Chartered Bank 6.40% 20174	2,000	2,143
JPMorgan Chase & Co. 2.60% 2016	2,840	2,759
JPMorgan Chase & Co. 4.25% 2020	1,095	1,072
Société Générale 2.50% 20144	1,500	1,500
France Government Agency-Guaranteed, Société Finance 2.875% 20144	1,150	1,187
Société Générale 5.75% 20164	960	1,018
Enbridge Energy Partners, LP, Series B, 6.50% 2018	1,895	2,169
Enbridge Energy Partners, LP 9.875% 2019	750	988
Enbridge Energy Partners, LP 5.20% 2020	460	483
Westfield Group 5.40% 20124	465	493
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20144	170	181
Westfield Group 7.50% 20144	175	199
Westfield Group 5.70% 20164	640	692
Westfield Group 7.125% 20184	1,745	2,010
Santander Issuances, SA Unipersonal 5.911% 20164	1,500	1,473
Santander Issuances, SA Unipersonal 6.50% 20192,4	2,100	2,031
Morgan Stanley, Series F, 6.625% 2018	3,000	3,259
Gazprom OJSC 9.25% 2019	2,375	2,930
Gazprom OJSC, Series 2, 8.625% 20344	260	313
Korea Development Bank 5.30% 2013	1,350	1,426
Korea Development Bank 8.00% 2014	1,550	1,772
Volvo Treasury AB 5.95% 20154	2,920	3,175
American Tower Corp. 7.00% 2017	2,700	3,048
First Data Corp., Term Loan B2, 3.011% 20141,2,6	1,340	1,242
First Data Corp. 9.875% 2015	38	36
First Data Corp. 9.875% 2015	19	18
First Data Corp. 10.55% 20155	17	16
First Data Corp. 11.25% 2016	500	440
First Data Corp. 8.25% 20214	322	311
First Data Corp. 12.625% 20214	648	622
First Data Corp. 8.75% 20222,4,5	323	314
Goldman Sachs Group, Inc. 3.70% 2015	680	694
Goldman Sachs Group, Inc. 6.15% 2018	1,115	1,230
Goldman Sachs Group, Inc. 7.50% 2019	820	962
Pan Pacific Retail Properties, Inc. 6.125% 2013	215	228
Kimco Realty Corp., Series C, 4.904% 2015	235	244
Kimco Realty Corp. 4.30% 2018	985	968
Kimco Realty Corp. 6.875% 2019	1,250	1,416
CIT Group Inc., Series A, 7.00% 2013	610	624
CIT Group Inc., Series A, 7.00% 2014	500	506
CIT Group Inc., Series A, 7.00% 2015	1,615	1,623
HSBC Bank PLC 3.50% 20154	1,000	1,026
HSBC Finance Corp. 0.726% 20162	1,800	1,659
Developers Diversified Realty Corp. 5.50% 2015	735	757
Developers Diversified Realty Corp. 9.625% 2016	175	208
Developers Diversified Realty Corp. 7.50% 2017	1,000	1,118
Developers Diversified Realty Corp. 7.875% 2020	535	600
Boston Scientific Corp. 6.25% 2015	1,475	1,566
Boston Scientific Corp. 5.125% 2017	860	860
Boston Scientific Corp. 7.00% 2035	90	90
Telecom Italia Capital SA 6.999% 2018	500	530
Telecom Italia Capital SA 6.375% 2033	815	701
Telecom Italia Capital SA 7.721% 2038	1,185	1,178
Ford Motor Credit Co. 8.70% 2014	250	282
Ford Motor Credit Co. 8.00% 2016	850	951
Ford Motor Credit Co. 6.625% 2017	1,100	1,158
Iberdrola Finance Ireland 3.80% 20144	740	737
Scottish Power PLC 5.375% 2015	185	197
Iberdrola Finance Ireland 5.00% 20194	1,500	1,441
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 20361	169	174
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 20371	100	101
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 20391	1,405	1,465
CS First Boston Mortgage Securities Corp., Series 2006-C2, Class A-3, 5.659% 20391,2	600	631
Veolia Environnement 5.25% 2013	1,980	2,140
Veolia Environnement 6.00% 2018	200	224
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.222% 20441,2	1,150	1,239
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 20481	1,030	1,108
British American Tobacco International Finance PLC 9.50% 20184	1,753	2,310
Progress Energy, Inc. 6.05% 2014	1,000	1,111
Progress Energy, Inc. 7.05% 2019	1,000	1,188
Edison Mission Energy 7.50% 2013	800	788
Edison Mission Energy 7.75% 2016	50	43
Midwest Generation, LLC, Series B, 8.56% 20161	66	67
Edison Mission Energy 7.00% 2017	350	279
Edison Mission Energy 7.20% 2019	1,325	1,030
Edison Mission Energy 7.625% 2027	125	91
Roche Holdings Inc. 6.00% 20194	1,280	1,489
Roche Holdings Inc. 7.00% 20394	630	799
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 20371	727	744
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.883% 20381,2	900	983
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 20391	500	528
Nextel Communications, Inc., Series E, 6.875% 2013	175	176
Nextel Communications, Inc., Series F, 5.95% 2014	1,625	1,605
Nextel Communications, Inc., Series D, 7.375% 2015	175	176
Sprint Capital Corp. 8.75% 2032	250	254
Canadian National Railway Co. 4.95% 2014	2,005	2,181
Turkey (Republic of) 6.75% 2018	500	574
Turkey (Republic of) 5.625% 2021	1,530	1,599
South Africa (Republic of) 5.50% 2020	2,030	2,170
International Paper Co. 7.95% 2018	505	602
International Paper Co. 9.375% 2019	75	97
International Paper Co. 7.50% 2021	500	592
International Paper Co. 7.30% 2039	750	857
Jackson National Life Global 5.375% 20134	1,990	2,136
Univision Communications Inc. 12.00% 20144	600	660
Univision Communications Inc. 10.50% 20152,4,5	804	845
Univision Communications Inc., Term Loan, 4.511% 20171,2,6	62	59
Univision Communications Inc. 8.50% 20214	540	549
Croatian Government 6.75% 20194	2,000	2,097
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.318% 20371,2	200	204
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.872% 20451,2	1,435	1,566
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.742% 20491,2	285	303
HCA Inc. 6.375% 2015	1,290	1,274
HCA Inc. 9.25% 2016	510	545
HCA Inc. 7.75% 20214	250	251
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	500	518
Bank of America Corp. 5.75% 2017	405	422
Bank of America Corp. 5.875% 2021	1,040	1,078
Time Warner Cable Inc. 6.75% 2018	815	951
Time Warner Cable Inc. 5.00% 2020	1,000	1,031
AES Corp. 7.75% 2015	850	912
AES Corp. 8.00% 2020	975	1,038
UniCredito Italiano SpA 6.00% 20174	500	490
HVB Funding Trust I 8.741% 20314	1,450	1,450
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	625	642
Regions Financial Corp. 4.875% 2013	85	83
Regions Financial Corp. 7.75% 2014	1,122	1,168
Norfolk Southern Corp. 5.75% 2016	985	1,108
Norfolk Southern Corp. 5.90% 2019	670	760
E.ON International Finance BV 5.80% 20184	1,490	1,686
E.ON International Finance BV 6.65% 20384	150	178
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	525	543
Williams Partners L.P. 4.125% 2020	375	356
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	925	961
United Mexican States Government Global 5.95% 2019	1,660	1,859
Volkswagen International Finance NV 1.625% 20134	1,850	1,850
Tennessee Valley Authority 5.25% 2039	1,750	1,849
US Investigations Services, Inc., Term Loan B, 3.054% 20151,2,6	242	231
US Investigations Services, Inc., Term Loan B, 7.75% 20151,2,6	836	846
US Investigations Services, Inc. 10.50% 20154	700	722
US Investigations Services, Inc. 11.75% 20164	45	46
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.656% 20391,2	80	82
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 20411,2	1,165	1,227
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 20431,2	520	536
Deutsche Telekom International Finance BV 5.875% 2013	1,660	1,829
CMC Energy Corp. 6.55% 2017	900	961
CMS Energy Corp. 5.05% 2018	500	497
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	250	287
CMS Energy Corp. 8.75% 2019	50	59
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,520	1,703
Mandalay Resort Group 6.375% 2011	25	25
MGM Resorts International 6.75% 2013	25	25
MGM Resorts International 13.00% 2013	325	386
MGM Resorts International 5.875% 2014	750	696
MGM Resorts International 9.00% 20204	500	552
Simon Property Group, LP 4.20% 2015	625	654
Simon Property Group, LP 10.35% 2019	750	1,027
Macy’s Retail Holdings, Inc. 8.375% 20152	500	587
Federated Department Stores, Inc. 7.45% 2017	600	663
Federated Department Stores, Inc. 6.90% 2029	400	395
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	1,250	1,619
Cinemark USA, Inc. 8.625% 2019	1,450	1,577
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.203% 20141,2,6	30	26
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.303% 20141,2,6	493	433
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.50% 20141,2,6	424	425
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	525	392
Hawker Beechcraft Acquisition Co., LLC 8.875% 20152,5	351	267
TransDigm Inc. 7.75% 20184	1,480	1,539
Enel Finance International SA 3.875% 20144	1,490	1,516
Bermudan Government 5.603% 20204	950	990
Bermudan Government 5.603% 2020	490	510
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20144	25	28
Charter Communications, Inc. 13.50% 2016	513	615
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25% 2017	500	510
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 2018	175	182
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.125% 2020	125	132
AMC Entertainment Inc. 8.00% 2014	25	25
AMC Entertainment Inc. 8.75% 2019	1,150	1,233
AMC Entertainment Inc. 9.75% 20204	175	183
J.C. Penney Co., Inc., Series A, 6.875% 2015	1,150	1,216
J.C. Penney Co., Inc. 7.65% 2016	200	218
Hanesbrands Inc., Series B, 3.831% 20142	640	639
Hanesbrands Inc. 8.00% 2016	700	754
Wind Acquisition SA 11.75% 20174	825	934
Wind Acquisition SA 7.25% 20184	450	459
NRG Energy, Inc. 7.25% 2014	145	148
NRG Energy, Inc. 7.375% 2016	900	925
NRG Energy, Inc. 7.375% 2017	300	310
Toys “R” Us, Inc. 7.625% 2011	685	707
Toys “R” Us Property Co. II, LLC 8.50% 2017	225	243
Toys “R” Us Property Co. I, LLC 10.75% 2017	75	86
Toys “R” Us, Inc. 7.375% 2018	350	345
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 20167	280	295
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	935	1,085
Ally Financial Inc. 6.75% 2014	1,000	1,049
Ally Financial Inc. 8.00% 2020	300	328
RBS Global, Inc. and Rexnord LLC 11.75% 2016	200	215
RBS Global, Inc. and Rexnord LLC 8.50% 2018	1,075	1,148
News America Inc. 6.90% 2019	1,125	1,350
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 3.764% 20141,2,6	1,117	867
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	415	234
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	410	234
Crown Castle International Corp. 9.00% 2015	1,050	1,165
Crown Castle International Corp. 7.75% 20174	150	165
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	250	274
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	750	1,036
Wynn Las Vegas, LLC and Wynn Capital Corp. 7.75% 2020	1,200	1,305
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.90% 20144	1,240	1,290
Rockies Express Pipeline LLC 6.85% 20184	1,200	1,282
Freescale Semiconductor, Inc. 9.125% 20142,5	315	331
Freescale Semiconductor, Inc. 10.125% 2016	500	529
Freescale Semiconductor, Inc. 9.25% 20184	375	414
Host Marriott, LP, Series K, 7.125% 2013	104	106
Host Marriott, LP, Series O, 6.375% 2015	300	306
Host Hotels & Resorts LP 9.00% 2017	325	362
Host Hotels & Resorts LP 6.00% 20204	500	495
Frontier Communications Corp. 8.25% 2017	300	331
Frontier Communications Corp. 8.50% 2020	850	933
Dow Chemical Co. 8.55% 2019	1,000	1,255
Neiman Marcus Group, Inc. 9.00% 20152,5	889	936
Neiman Marcus Group, Inc. 10.375% 2015	300	318
Pfizer Inc 4.45% 2012	250	261
Pfizer Inc 6.20% 2019	840	986
Petrobras International 5.75% 2020	810	844
Petrobras International 6.875% 2040	380	401
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20154	900	974
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20154	250	271
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	100	102
Elan Finance PLC and Elan Finance Corp. 8.75% 2016	830	838
Elan Finance PLC and Elan Finance Corp. 8.75% 20164	300	302
Husky Energy Inc. 7.25% 2019	1,040	1,237
Wells Fargo & Co. 5.625% 2017	1,100	1,220
Local T.V. Finance LLC, Term Loan B, 2.31% 20131,2,6	1,274	1,216
International Lease Finance Corp., Series Q, 5.45% 2011	195	196
International Lease Finance Corp., Series Q, 5.75% 2011	295	298
International Lease Finance Corp. 5.00% 2012	195	197
International Lease Finance Corp., Series R, 5.30% 2012	400	406
International Lease Finance Corp., Series R, 5.35% 2012	115	117
Kinder Morgan Energy Partners LP 6.00% 2017	140	155
Kinder Morgan Energy Partners LP 6.85% 2020	910	1,044
Kraft Foods Inc. 2.625% 2013	780	803
Kraft Foods Inc. 5.375% 2020	365	394
Michaels Stores, Inc. 0%/13.00% 20167	675	672
Michaels Stores, Inc. 7.75% 20184	500	501
Virgin Media Finance PLC 9.125% 2016	275	294
Virgin Media Finance PLC 8.375% 20194	800	878
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 20431,2	805	863
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 20451	280	298
Union Pacific Corp. 5.70% 2018	400	450
Union Pacific Corp. 6.15% 2037	650	711
Nortek, Inc. 11.00% 2013	400	428
Nortek Inc. 10.00% 20184	700	726
Kroger Co. 7.50% 2014	1,000	1,154
CSC Holdings, Inc. 8.50% 2014	700	773
CSC Holdings, Inc. 8.625% 2019	325	372
Boyd Gaming Corp. 6.75% 2014	525	518
Boyd Gaming Corp. 7.125% 2016	350	316
Boyd Gaming Corp. 9.125% 20184	300	298
Federal Home Loan Bank, Series 467, 5.25% 2014	1,000	1,131
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 20361	276	277
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 20461	785	843
Realogy Corp., Term Loan B, 3.286% 20131,2,6	19	18
Realogy Corp., Letter of Credit, 3.297% 20131,2,6	3	2
Realogy Corp., Second Lien Term Loan A, 13.50% 20171,6	1,000	1,098
Intergen Power 9.00% 20174	1,050	1,118
NXP BV and NXP Funding LLC 3.039% 20132	200	198
NXP BV and NXP Funding LLC 9.75% 20184	800	904
Ashtead Group PLC 8.625% 20154	400	416
Ashtead Capital, Inc. 9.00% 20164	650	681
United Technologies Corp. 5.70% 2040	1,000	1,094
CVS Caremark Corp. 6.943% 20301	994	1,084
Shell International Finance BV 4.00% 2014	1,010	1,076
France Télécom 4.375% 2014	275	294
France Télécom 2.125% 2015	795	775
Georgia Gulf Corp. 9.00% 20174	975	1,063
CHS/Community Health Systems, Inc. 8.875% 2015	1,000	1,052
Cardinal Health, Inc. 4.625% 2020	1,050	1,050
Allison Transmission Holdings, Inc. 11.00% 20154	900	985
Allison Transmission Holdings, Inc. 11.25% 20152,4,5	53	58
Nalco Co. 8.25% 2017	675	735
Nalco Co. 6.625% 20194	300	308
NBC Universal, Inc. 5.15% 20204	1,000	1,039
Advanced Micro Devices, Inc. 8.125% 2017	975	1,038
Limited Brands, Inc. 7.00% 2020	840	890
Limited Brands, Inc. 7.60% 2037	150	148
United Air Lines, Inc., Term Loan B, 2.313% 20141,2,6	741	718
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20201	36	38
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 20211	51	51
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20221	65	73
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20221	138	157
Barclays Bank PLC 5.125% 2020	1,000	1,023
NV Energy, Inc 6.25% 2020	1,000	1,010
Smithfield Foods, Inc., Series B, 7.75% 2013	100	107
Smithfield Foods, Inc. 10.00% 20144	500	579
Smithfield Foods, Inc. 7.75% 2017	300	313
CEVA Group PLC 11.625% 20164	625	689
CEVA Group PLC 8.375% 20174	225	228
CEVA Group PLC 11.50% 20184	75	81
Mohegan Tribal Gaming Authority 8.00% 2012	300	252
Mohegan Tribal Gaming Authority 7.125% 2014	1,175	746
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	625	659
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	300	332
Petroplus Finance Ltd. 6.75% 20144	675	624
Petroplus Finance Ltd. 7.00% 20174	300	267
Petroplus Finance Ltd. 9.375% 20194	100	93
Zions Bancorporation 5.65% 2014	650	649
Zions Bancorporation 7.75% 2014	195	203
Zions Bancorporation 6.00% 2015	125	124
PTS Acquisition Corp. 9.50% 20152,5	958	972
Royal Caribbean Cruises Ltd. 11.875% 2015	775	961
BNP Paribas 5.125% 20154	905	960
POSCO 4.25% 20204	1,000	951
Unum Group 5.625% 2020	945	950
Hospitality Properties Trust 6.70% 2018	905	950
Owens-Brockway Glass Container Inc. 7.375% 2016	890	950
SBC Communications Inc. 5.10% 2014	100	109
SBC Communications Inc. 5.625% 2016	250	281
AT&T Inc. 5.50% 2018	500	556
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.60% 2040	900	946
Corporación Andina de Fomento 5.75% 2017	625	660
Corporación Andina de Fomento 8.125% 2019	240	284
Bausch & Lomb Inc. 9.875% 2015	875	941
Stater Bros. Holdings Inc. 7.75% 2015	900	929
SunGard Data Systems Inc. 10.625% 2015	200	221
SunGard Data Systems Inc. 7.375% 20184	700	707
Australia and New Zealand Government Agency-Guaranteed, Australia and New Zealand Banking Group Ltd. 3.25% 20124	900	924
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20124	900	919
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20144	855	913
DAE Aviation Holdings, Inc. 11.25% 20154	861	895
Kansas City Southern Railway Co. 13.00% 2013	292	349
Kansas City Southern Railway Co. 8.00% 2015	500	540
Albertson’s, Inc. 7.25% 2013	400	403
SUPERVALU INC. 8.00% 2016	425	409
Albertson’s, Inc. 8.00% 2031	100	75
Brandywine Operating Partnership, LP 7.50% 2015	800	875
Vodafone Group PLC, Term Loan, 6.875% 20151,5,6,8	850	871
Egypt (Arab Republic of) 5.75% 20204	325	336
Egypt (Arab Republic of) 6.875% 20404	500	530
Tenet Healthcare Corp. 7.375% 2013	690	711
Tenet Healthcare Corp. 9.25% 2015	145	155
VWR Funding, Inc., Series B, 10.25% 20152,5	819	864
Continental Resources Inc. 8.25% 2019	225	251
Continental Resources Inc. 7.375% 2020	75	80
Continental Resources Inc. 7.125% 20214	500	527
C&S Group Enterprises LLC 8.375% 20174	890	854
Concho Resources Inc. 8.625% 2017	400	438
Concho Resources Inc. 7.00% 2021	400	411
Esterline Technologies Corp. 6.625% 2017	625	634
Esterline Technologies Corp. 7.00% 20204	200	207
Dollar General Corp. 10.625% 2015	104	114
Dollar General Corp. 11.875% 20172,5	618	720
LightSquared, Term Loan B, 12.00% 20141,5,6	900	831
PETCO Animal Supplies, Inc., Term Loan B, 6.00% 20171,2,6	400	401
PETCO Animal Supplies, Inc. 9.25% 20184	400	423
Accellent Inc. 8.375% 2017	800	824
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 20161	750	799
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	725	797
ARAMARK Corp., Letter of Credit, 2.136% 20141,2,6	—	—
ARAMARK Corp., Term Loan B, 2.178% 20141,2,6	—	—
ARAMARK Corp. 8.50% 2015	755	793
ARAMARK Corp., Letter of Credit, 3.361% 20161,2,6	—	—
ARAMARK Corp., Term Loan B, 3.553% 20161,2,6	1	1
Tower Automotive Holdings 10.625% 20174	728	786
Cricket Communications, Inc. 7.75% 2016	750	782
Constellation Brands, Inc. 7.25% 2017	735	782
Lockheed Martin Corp. 4.25% 2019	765	779
Public Service Co. of Colorado 3.20% 2020	815	770
Devon Energy Corp. 6.30% 2019	650	766
South Korean Government 5.75% 2014	700	766
Chevron Corp. 4.95% 2019	680	764
Overseas Shipholding Group, Inc. 8.125% 2018	750	756
FMG Resources 7.00% 20154	725	747
Liberty Mutual Group Inc. 6.50% 20354	30	27
Liberty Mutual Group Inc. 7.50% 20364	120	120
Liberty Mutual Group Inc., Series A, 7.80% 20872,4	600	597
Electricité de France SA 6.95% 20394	625	742
Medco Health Solutions, Inc. 2.75% 2015	740	735
Staples, Inc. 9.75% 2014	600	728
Burlington Coat Factory Warehouse Corp. 11.125% 2014	700	726
Bon-Ton Department Stores, Inc. 10.25% 2014	700	717
H&E Equipment Services, Inc. 8.375% 2016	700	717
Ingles Markets, Inc. 8.875% 2017	650	699
Interactive Data Corp. 10.25% 20184	625	687
Sanmina-SCI Corp. 6.75% 2013	430	431
Sanmina-SCI Corp. 8.125% 2016	250	254
LBI Escrow Corp 8.00% 20174	607	673
MacDermid 9.50% 20174	625	663
GlaxoSmithKline Capital Inc. 4.85% 2013	600	652
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.728% (undated)1,2	600	650
Biogen Idec Inc. 6.00% 2013	600	648
Tops Holding Corp. and Tops Markets, LLC. 10.125% 2015	625	645
Serena Software, Inc. 10.375% 2016	625	642
Digicel Group Ltd. 12.00% 20144	100	117
Digicel Group Ltd. 12.00% 2014	100	117
Digicel Group Ltd. 8.875% 20154	400	406
Teekay Corp. 8.50% 2020	575	629
Rockwood Specialties Group, Inc. 7.50% 2014	610	628
Fox Acquisition LLC, Term Loan B, 7.50% 20151,2,6	391	389
Fox Acquisition LLC 13.375% 20164	215	237
Energy Transfer Partners, LP 7.50% 2020	600	621
Navios Maritime Acquisition Corp. 8.625% 20174	600	617
Rio Tinto Finance (USA) Ltd. 8.95% 2014	230	279
Rio Tinto Finance (USA) Ltd. 9.00% 2019	250	336
Forest Oil Corp. 7.25% 2019	600	612
NASDAQ OMX Group, Inc. 5.25% 2018	600	606
Telefónica Emisiones, SAU 5.134% 2020	625	603
ConvaTec Healthcare 10.50% 20184	580	591
BBVA Bancomer SA 7.25% 20204	550	583
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20144	560	582
Coventry Health Care, Inc. 5.95% 2017	560	570
Quintiles Transnational 9.50% 20142,4,5	550	565
Denbury Resources Inc. 9.75% 2016	500	560
StatoilHydro ASA 5.25% 2019	500	558
Dominican Republic 7.50% 20211,4	500	541
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.335% 20441,2	500	539
Israeli Government 5.125% 2019	500	538
RailAmerica, Inc. 9.25% 2017	480	530
Associated Materials, LLC 9.125% 20174	500	524
Ardagh Packaging Finance 9.125% 20204	500	523
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	500	511
Synovus Financial Corp. 5.125% 2017	612	510
Express Scripts Inc. 5.25% 2012	480	507
Rouse Co. 5.375% 2013	500	504
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-2, 5.234% 20231	400	446
Schering-Plough Corp. 6.00% 2017	380	445
AOL Time Warner Inc. 7.625% 2031	145	177
Time Warner Inc. 6.50% 2036	240	263
Burlington Northern Santa Fe Corp. 5.75% 2018	40	45
Burlington Northern Santa Fe Corp. 4.70% 2019	370	387
Atlas Copco AB 5.60% 20174	400	432
AXA SA 8.60% 2030	220	247
AXA SA 6.463% (undated)2,4	200	181
AstraZeneca PLC 5.40% 2012	380	410
Seneca Gaming Corp. 8.25% 20184	400	403
Northwest Airlines, Inc., Term Loan B, 3.81% 20131,2,6	5	5
Delta Air Lines, Inc. 9.50% 20144	337	369
Northwest Airlines, Inc., Term Loan A, 2.06% 20181,2,6	8	7
Sunoco, Inc. 5.75% 2017	350	366
ACE INA Holdings Inc. 2.60% 2015	365	360
TransCanada PipeLines Ltd. 7.625% 2039	250	324
Gymboree, Term Loan B, 5.50% 20171,2,6	300	302
National Grid PLC 6.30% 2016	250	286
Thomson Reuters Corp. 5.95% 2013	250	278
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20371,4	250	268
CNA Financial Corp. 7.35% 2019	230	253
SLM Corp., Series A, 0.728% 20112	240	237
General Electric Co. 5.00% 2013	150	160
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 20381	150	156
Royal Bank of Scotland Group PLC 6.99% (undated)2,4	200	155
Charles Schwab Corp., Series A, 6.375% 2017	125	141
Alabama Power Co., Series 2008-B, 5.80% 2013	125	140
Williams Companies, Inc. 7.875% 2021	111	131
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	125	128
Canadian Natural Resources Ltd. 5.70% 2017	100	114
Delhaize Group 6.50% 2017	100	114
Development Bank of Singapore Ltd. 7.125% 20114	100	102
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-2, 4.98% 20151	83	88
HealthSouth Corp. 10.75% 2016	75	81
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013	75	78
Tyson Foods, Inc. 7.35% 20162	40	44
Hawaiian Telcom, Inc. 9.00% 20151,2,5,6	7	7
		711,665

Total bonds, notes & other debt instruments (cost: $1,623,480,000)		1,679,120

Preferred stocks — 0.12%	Shares

U.S. DOLLARS — 0.12%
RBS Capital Trust II 6.425% noncumulative trust (undated)2,9	1,100,000	729
Lloyds Banking Group PLC 6.657% preference shares2,4,9	880,000	616
Citigroup Inc. 6.95% convertible preferred 2031	22,000	532
HVB Funding Trust III 9.00% 20314	300,000	300

Total preferred stocks (cost: $1,847,000)		2,177

Common stocks — 0.01%

U.S. DOLLARS — 0.01%
Cooper-Standard Holdings Inc.4,9	3,440	155
Cooper-Standard Holdings Inc.4,9	694	31
Hawaiian Telcom Holdco, Inc.9	239	7
Atrium Corp.8,9,10	2	—

Total common stocks (cost: $127,000)		193

		Value
Rights & warrants — 0.00%	Shares	(000)

U.S. DOLLARS — 0.00%
Cooper-Standard Holdings Inc., warrants, expire 20174,9	289	US$ 7
Hawaiian Telcom Holdco, Inc., warrants, expire 20158,9	106	1

Total rights & warrants (cost: $30,000)		8

	Principal amount
Short-term securities — 7.14%	(000)

Freddie Mac 0.24% due 7/26–7/27/2011	US$45,200	45,137
Straight-A Funding LLC 0.25% due 1/7/20114	21,000	20,999
Norwegian Government 0% due 3/16/2011	NKr102,400	17,485
U.S. Treasury Bills 0.152%–0.188% due 5/5/2011	US$16,150	16,142
Federal Home Loan Bank 0.20% due 4/26/2011	14,500	14,492
General Electric Capital Corp. 0.15% due 1/3/2011	10,900	10,900
KfW 0.23% due 2/1/20114	2,400	2,400
Turkey (Republic of) 0% due 7/20/2011	TRY2,000	1,253
Egypt (Arab Republic of), Series 364, 0% due 4/12/2011	EGP7,075	1,188

Total short-term securities (cost: $128,917,000)		129,996

Total investment securities (cost: $1,754,401,000)		1,811,494
Other assets less liabilities		10,280

Net assets		US$1,821,774

1Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2Coupon rate may change periodically.
3Index-linked bond whose principal amount moves with a government retail price index.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $118,452,000, which represented 6.50% of the net assets of the fund.

5Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

6Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $9,995,000, which represented .55% of the net assets of the fund.

7Step bond; coupon rate will increase at a later date.
8Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $872,000, which represented .05% of the net assets of the fund.
9Security did not produce income during the last 12 months.

10Acquired in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 4/30/2010 at a cost of less than $1,000) may be subject to legal or contractual restrictions on resale.

High-Income Bond Fund
Investment portfolio

December 31, 2010

Bonds, notes & other debt instruments — 88.41%	Principal amount (000)	Value (000)

CONSUMER DISCRETIONARY — 21.95%
Univision Communications Inc. 12.00% 20141	$2,300	$2,530
Univision Communications Inc. 10.50% 20151,2,3	32,235	33,853
Univision Communications Inc., Term Loan, 4.511% 20172,4,5	15,624	14,889
Univision Communications Inc. 8.50% 20211	6,320	6,431
Allison Transmission Holdings, Inc., Term Loan B, 3.02% 20142,4,5	7,886	7,738
Allison Transmission Holdings, Inc. 11.00% 20151	7,810	8,552
Allison Transmission Holdings, Inc. 11.25% 20151,2,3	15,196	16,640
MGM Resorts International 6.75% 2012	7,085	7,085
MGM Resorts International 6.75% 2013	3,930	3,926
MGM Resorts International 13.00% 2013	3,075	3,652
MGM Resorts International 5.875% 2014	2,250	2,087
MGM Resorts International 10.375% 2014	1,550	1,748
MGM Resorts International 6.625% 2015	1,550	1,428
MGM Resorts International 7.50% 2016	2,450	2,303
MGM Resorts International 11.125% 2017	2,400	2,772
MGM Resorts International 9.00% 20201	2,300	2,542
Virgin Media Finance PLC 9.125% 2016	9,175	9,817
Virgin Media Finance PLC, Series 1, 9.50% 2016	7,360	8,354
Virgin Media Secured Finance PLC 6.50% 2018	1,425	1,507
Virgin Media Finance PLC 8.375% 20191	2,175	2,387
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 20121	2,025	2,136
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20141	1,050	1,179
Charter Communications, Inc. 13.50% 2016	2,006	2,402
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25% 2017	600	612
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 2018	7,925	8,242
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.125% 2020	3,375	3,569
Michaels Stores, Inc., Term Loan B1, 2.563% 20132,4,5	1,004	979
Michaels Stores, Inc. 0%/13.00% 20166	7,750	7,711
Michaels Stores, Inc., Term Loan B2, 4.813% 20162,4,5	340	341
Michaels Stores, Inc. 11.375% 2016	4,500	4,928
Michaels Stores, Inc. 7.75% 20181	3,250	3,258
AMC Entertainment Inc. 8.00% 2014	700	711
AMC Entertainment Inc., Series B, 11.00% 2016	750	797
AMC Entertainment Inc. 8.75% 2019	7,900	8,473
AMC Entertainment Inc. 9.75% 20201	2,875	3,004
Toys “R” Us, Inc. 7.625% 2011	6,240	6,443
Toys “R” Us-Delaware, Inc., Term Loan B, 6.00% 20162,4,5	224	227
Toys “R” Us-Delaware, Inc. 7.375% 20161	1,875	1,978
Toys “R” Us Property Co. II, LLC 8.50% 2017	2,900	3,132
Toys “R” Us Property Co. I, LLC 10.75% 2017	125	143
Cinemark USA, Inc., Term Loan, 3.52% 20162,4,5	407	410
Cinemark USA, Inc. 8.625% 2019	10,100	10,984
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	6,925	6,994
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	4,000	4,100
Neiman Marcus Group, Inc. 9.00% 20152,3	6,342	6,675
Neiman Marcus Group, Inc. 10.375% 2015	3,300	3,502
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	7,900	8,690
Royal Caribbean Cruises Ltd. 6.875% 2013	500	533
Royal Caribbean Cruises Ltd. 11.875% 2015	6,550	8,122
Regal Entertainment Group 9.125% 2018	3,000	3,210
Regal Cinemas Corp. 8.625% 2019	4,625	4,926
J.C. Penney Co., Inc. 9.00% 2012	495	538
J.C. Penney Co., Inc., Series A, 6.875% 2015	3,464	3,663
J.C. Penney Co., Inc. 7.65% 2016	3,513	3,838
Quebecor Media Inc. 7.75% 2016	5,740	5,955
Quebecor Media Inc. 7.75% 2016	1,500	1,556
Ziggo Bond Co. BV 8.00% 2018	€5,000	6,915
Boyd Gaming Corp. 6.75% 2014	$1,300	1,284
Boyd Gaming Corp. 7.125% 2016	2,725	2,459
Boyd Gaming Corp. 9.125% 20181	2,990	2,968
Macy’s Retail Holdings, Inc. 8.375% 20152	1,050	1,234
Federated Department Stores, Inc. 7.45% 2017	3,375	3,729
Federated Department Stores, Inc. 6.90% 2029	1,580	1,560
Tower Automotive Holdings 10.625% 20171	5,990	6,469
Wynn Las Vegas, LLC and Wynn Capital Corp. 7.75% 2020	5,670	6,166
Bon-Ton Department Stores, Inc. 10.25% 2014	5,975	6,124
Blue Acquisition Sub, Inc. 9.875% 20181	5,500	5,885
Mohegan Tribal Gaming Authority 8.00% 2012	1,675	1,407
Mohegan Tribal Gaming Authority 6.125% 2013	250	209
Mohegan Tribal Gaming Authority 7.125% 2014	5,125	3,254
Mohegan Tribal Gaming Authority 6.875% 2015	1,200	747
Limited Brands, Inc. 5.25% 2014	220	229
Limited Brands, Inc. 6.90% 2017	2,350	2,509
Limited Brands, Inc. 8.50% 2019	600	689
Limited Brands, Inc. 7.00% 2020	1,240	1,314
Limited Brands, Inc. 7.60% 2037	815	803
CSC Holdings, Inc., Series B, 6.75% 2012	500	521
CSC Holdings, Inc. 8.50% 2014	2,200	2,428
CSC Holdings, Inc. 8.50% 2015	1,500	1,635
CSC Holdings, Inc. 8.625% 2019	650	744
Nara Cable Funding Ltd. 8.875% 2018	€4,000	5,165
Burlington Coat Factory Warehouse Corp. 11.125% 2014	$4,285	4,446
DineEquity, Inc. 9.50% 20181	3,900	4,153
Allbritton Communications Co. 8.00% 2018	4,000	4,060
LBI Media, Inc. 8.50% 20171	4,920	4,022
NAI Entertainment Holdings LLC 8.25% 20171	3,750	3,956
Edcon (Proprietary) Ltd. 4.276% 20142	€2,500	2,840
Edcon (Proprietary) Ltd. 4.276% 20142	835	948
Local T.V. Finance LLC, Term Loan B, 2.31% 20132,4,5	$1,760	1,680
Local T.V. Finance LLC 10.00% 20151,2,3	2,267	2,063
PETCO Animal Supplies, Inc., Term Loan B, 6.00% 20172,4,5	1,800	1,805
PETCO Animal Supplies, Inc. 9.25% 20181	1,725	1,826
UPC Holding BV 9.875% 20181	3,300	3,630
Hanesbrands Inc., Series B, 3.831% 20142	2,470	2,467
Hanesbrands Inc. 8.00% 2016	1,025	1,104
Warner Music Group 7.375% 2014	1,875	1,809
Warner Music Group 9.50% 2016	1,125	1,212
Lamar Media Corp. 7.875% 2018	2,775	2,962
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	2,675	2,728
Fox Acquisition LLC, Term Loan B, 7.50% 20152,4,5	946	942
Fox Acquisition LLC 13.375% 20161	1,610	1,771
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	2,750	2,657
Education Management LLC and Education Management Finance Corp. 8.75% 2014	2,345	2,415
TL Acquisitions, Inc., Term Loan B, 2.55% 20142,4,5	2,441	2,307
Marina District Finance 9.50% 20151	750	741
Marina District Finance 9.875% 20181	1,500	1,485
Gray Television, Inc. 10.50% 2015	2,175	2,202
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	1,300	1,371
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	600	664
Clear Channel Communications, Inc. 5.00% 2012	2,000	1,970
Meritage Homes Corp. 6.25% 2015	550	555
Meritage Corp. 7.731% 20171	1,500	1,380
UPC Germany GmbH 8.125% 20171	500	525
UPC Germany GmbH 9.625% 2019	€800	1,179
American Axle & Manufacturing Holdings, Inc. 9.25% 20171	$1,500	1,684
Interactive Data Corp. 10.25% 20181	1,475	1,622
Vidéotron Ltée 6.875% 2014	1,120	1,140
Vidéotron Ltée 6.375% 2015	380	390
Dollar General Corp. 10.625% 2015	1,375	1,502
FCE Bank PLC 7.125% 2013	€1,000	1,400
Tenneco Automotive Inc. 6.875% 20201	$1,200	1,233
Jarden Corp. 8.00% 2016	1,100	1,203
Lear Corp. 7.875% 2018	1,000	1,075
Seneca Gaming Corp. 8.25% 20181	900	907
Gymboree, Term Loan B, 5.50% 20172,4,5	600	604
Radio One, Inc. 15.00% 20161,2,3	548	537
Kabel Deutschland GmbH 10.625% 2014	320	332
American Media, Inc. 13.50% 20181,7	282	275
KAC Acquisition Corp. 8.00% 20261,3,7	106	—
		424,428

FINANCIALS — 13.22%
CIT Group Inc., Series A, 7.00% 2013	8,157	8,341
CIT Group Inc., Series A, 7.00% 2014	15,315	15,506
CIT Group Inc., Term Loan 3, 6.25% 20152,4,5	3,730	3,814
CIT Group Inc., Series A, 7.00% 2015	14,338	14,410
CIT Group Inc., Series A, 7.00% 2016	6,320	6,360
Realogy Corp., Term Loan B, 3.286% 20132,4,5	9,887	9,321
Realogy Corp., Term Loan DD, 3.286% 20132,4,5	3,574	3,370
Realogy Corp., Letter of Credit, 3.297% 20132,4,5	1,348	1,271
Realogy Corp., Second Lien Term Loan A, 13.50% 20174,5	15,540	17,065
Liberty Mutual Group Inc. 6.50% 20351	2,289	2,034
Liberty Mutual Group Inc. 7.50% 20361	2,650	2,642
Liberty Mutual Group Inc., Series B, 7.00% 20671,2	1,815	1,632
Liberty Mutual Group Inc., Series A, 7.80% 20871,2	9,500	9,453
Liberty Mutual Group Inc., Series C, 10.75% 20881,2	6,695	8,168
International Lease Finance Corp., Series Q, 5.45% 2011	5,345	5,385
International Lease Finance Corp., Series Q, 5.75% 2011	3,900	3,939
International Lease Finance Corp. 5.00% 2012	490	496
International Lease Finance Corp., Series R, 5.30% 2012	1,295	1,316
International Lease Finance Corp., Series R, 5.35% 2012	1,850	1,875
International Lease Finance Corp., Series R, 5.40% 2012	3,940	3,999
American General Finance Corp., Series I, 5.85% 2013	1,500	1,369
International Lease Finance Corp. 8.625% 20151	4,250	4,579
Developers Diversified Realty Corp. 5.50% 2015	2,645	2,723
Developers Diversified Realty Corp. 9.625% 2016	7,225	8,583
Developers Diversified Realty Corp. 7.50% 2017	2,670	2,986
Developers Diversified Realty Corp. 7.875% 2020	2,720	3,051
Regions Financial Corp. 6.375% 2012	2,351	2,396
Regions Financial Corp. 4.875% 2013	70	68
Regions Financial Corp. 7.75% 2014	7,411	7,714
Regions Financial Corp. 5.75% 2015	602	590
Regions Bank 7.50% 2018	3,295	3,399
Ford Motor Credit Co. 3.039% 20122	1,700	1,717
Ford Motor Credit Co. 7.50% 2012	2,000	2,127
Ford Motor Credit Co. 7.80% 2012	1,000	1,063
Ford Motor Credit Co. 8.70% 2014	850	958
Ford Motor Credit Co. 7.00% 2015	500	538
Ford Motor Credit Co. 8.00% 2016	3,900	4,363
MetLife Capital Trust IV 7.875% 20671,2	2,005	2,130
MetLife Capital Trust X 9.25% 20681,2	6,300	7,434
MetLife Inc. 10.75% 20692	500	672
HBOS PLC 6.75% 20181	6,440	6,039
Lloyds TSB Bank PLC 6.50% 20201	625	576
LBG Capital No.1 PLC, Series 2, 7.875% 2020	2,500	2,288
Host Marriott, LP, Series K, 7.125% 2013	104	106
Host Hotels & Resorts, LP, Series S, 6.875% 2014	1,000	1,035
Host Marriott, LP, Series O, 6.375% 2015	900	918
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	2,200	2,258
Host Hotels & Resorts LP 9.00% 2017	4,050	4,516
National City Preferred Capital Trust I 12.00% (undated)2	7,762	8,752
Zions Bancorporation 5.65% 2014	1,880	1,878
Zions Bancorporation 7.75% 2014	1,135	1,184
Zions Bancorporation 6.00% 2015	5,260	5,205
ProLogis 6.625% 2018	1,570	1,669
ProLogis 7.375% 2019	1,685	1,844
ProLogis 6.875% 2020	3,015	3,207
Ally Financial Inc. 7.25% 2011	1,549	1,565
Ally Financial Inc. 6.625% 2012	316	329
Ally Financial Inc. 6.875% 2012	189	198
Ally Financial Inc. 7.00% 2012	918	959
Ally Financial Inc. 6.75% 2014	2,500	2,622
Rouse Co. 7.20% 2012	1,495	1,573
Rouse Co. 5.375% 2013	1,250	1,261
Rouse Co. 6.75% 20131	1,575	1,640
Capital One Capital IV 6.745% 20372	4,030	4,020
Nationwide Mutual Insurance Co. 9.375% 20391	3,000	3,489
Royal Bank of Scotland Group PLC 5.05% 2015	540	520
Royal Bank of Scotland Group PLC 4.70% 2018	1,555	1,319
Royal Bank of Scotland Group PLC 6.99% (undated)1,2	1,350	1,046
Synovus Financial Corp. 4.875% 2013	605	549
Synovus Financial Corp. 5.125% 2017	2,536	2,111
UnumProvident Finance Co. PLC 6.85% 20151	800	888
Unum Group 7.125% 2016	1,225	1,378
Unum Group 5.625% 2020	330	332
Hospitality Properties Trust 7.875% 2014	320	354
Hospitality Properties Trust 5.125% 2015	155	157
Hospitality Properties Trust 6.30% 2016	295	311
Hospitality Properties Trust 5.625% 2017	905	900
Hospitality Properties Trust 6.70% 2018	325	341
Citigroup Inc. 6.125% 2018	875	960
Citigroup Capital XXI 8.30% 20772	1,000	1,045
NASDAQ OMX Group, Inc. 5.25% 2018	1,400	1,414
Brandywine Operating Partnership, LP 7.50% 2015	1,200	1,313
HVB Funding Trust I 8.741% 20311	1,100	1,100
Genworth Financial, Inc. 6.15% 20662	1,000	795
Allstate Corp., Series B, 6.125% 20672	405	406
AXA SA 6.463% (undated)1,2	400	361
		255,588

INDUSTRIALS — 11.38%
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	4,225	4,912
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 20166	18,585	19,607
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	7,780	9,025
Nielsen Finance LLC and Nielsen Finance Co. 7.75% 20181	3,000	3,120
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.203% 20142,4,5	750	659
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.303% 20142,4,5	12,542	11,031
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.50% 20142,4,5	1,555	1,560
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	1,385	1,035
Hawker Beechcraft Acquisition Co., LLC 8.875% 20152,3	8,998	6,861
Nortek, Inc. 11.00% 2013	10,381	11,107
Nortek Inc. 10.00% 20181	6,440	6,681
US Investigations Services, Inc., Term Loan B, 3.054% 20152,4,5	1,452	1,385
US Investigations Services, Inc., Term Loan B, 7.75% 20152,4,5	7,418	7,510
US Investigations Services, Inc. 10.50% 20151	4,420	4,558
US Investigations Services, Inc. 11.75% 20161	2,831	2,905
Continental Airlines, Inc. 8.75% 2011	1,250	1,291
United Air Lines, Inc., Term Loan B, 2.313% 20142,4,5	3,944	3,820
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 20174	609	610
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 20184	236	236
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20184	78	78
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20194	603	643
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20194	885	901
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20204	451	480
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 20204	2,111	2,111
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20211,4	863	829
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20224	2,122	2,260
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20224	863	966
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20224	1,228	1,249
Northwest Airlines, Inc., Term Loan B, 3.81% 20132,4,5	1,362	1,301
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 20134	1,000	1,039
Delta Air Lines, Inc., Second Lien Term Loan B, 3.539% 20142,4,5	2,895	2,818
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 20144	480	499
Northwest Airlines, Inc., Term Loan A, 2.06% 20182,4,5	2,988	2,659
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20244	3,092	3,170
TransDigm Inc. 7.75% 20181	10,530	10,951
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 4.04% 20142,4,5	863	851
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 4.04% 20142,4,5	834	822
DAE Aviation Holdings, Inc. 11.25% 20151	8,871	9,226
ARAMARK Corp., Letter of Credit, 2.136% 20142,4,5	15	14
ARAMARK Corp., Term Loan B, 2.178% 20142,4,5	181	180
ARAMARK Corp. 3.787% 20152	950	933
ARAMARK Corp. 8.50% 2015	8,600	9,030
ARAMARK Corp., Letter of Credit, 3.361% 20162,4,5	26	26
ARAMARK Corp., Term Loan B, 3.553% 20162,4,5	400	401
CEVA Group PLC, Bridge Loan, 9.75% 20152,4,5,7	2,355	2,084
CEVA Group PLC 11.625% 20161	3,990	4,399
CEVA Group PLC 8.375% 20171	1,200	1,218
CEVA Group PLC 11.50% 20181	2,625	2,848
Associated Materials, LLC 9.125% 20171	8,495	8,899
Ashtead Group PLC 8.625% 20151	3,550	3,696
Ashtead Capital, Inc. 9.00% 20161	4,900	5,133
RBS Global, Inc. and Rexnord LLC 11.75% 2016	425	458
RBS Global, Inc. and Rexnord LLC 8.50% 2018	6,800	7,259
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 20124	1,000	1,014
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20134	1,440	1,489
AMR Corp. 9.00% 2016	633	617
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20194	2,712	2,617
AMR Corp. 10.00% 2021	1,000	935
Ply Gem Industries, Inc. 11.75% 2013	5,290	5,687
RailAmerica, Inc. 9.25% 2017	4,511	4,979
Navios Maritime Acquisition Corp. 8.625% 20171	4,045	4,156
Kansas City Southern Railway Co. 13.00% 2013	1,267	1,514
Kansas City Southern Railway Co. 8.00% 2015	1,825	1,971
Esterline Technologies Corp. 6.625% 2017	1,130	1,147
Esterline Technologies Corp. 7.00% 20201	2,000	2,070
Manitowoc Company, Inc. 8.50% 2020	1,925	2,055
H&E Equipment Services, Inc. 8.375% 2016	1,400	1,435
Allied Waste North America, Inc. 6.875% 2017	700	771
Roofing Supply Group 8.625% 20171	230	238
		220,039

TELECOMMUNICATION SERVICES — 9.96%
Sprint Capital Corp. 8.375% 2012	4,625	4,914
Nextel Communications, Inc., Series E, 6.875% 2013	3,565	3,592
Nextel Communications, Inc., Series F, 5.95% 2014	13,345	13,178
Nextel Communications, Inc., Series D, 7.375% 2015	20,955	21,086
Cricket Communications, Inc. 10.00% 2015	3,500	3,767
Cricket Communications, Inc. 7.75% 2016	12,030	12,541
Cricket Communications, Inc. 7.75% 20201	4,250	4,059
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20151	12,340	13,358
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20151	3,130	3,388
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20171	3,390	3,517
Wind Acquisition SA 11.75% 20171	13,030	14,756
Wind Acquisition SA 7.25% 20181	950	969
Wind Acquisition SA 7.375% 2018	€3,075	4,140
Frontier Communications Corp. 7.875% 2015	$1,325	1,454
Frontier Communications Corp. 8.25% 2017	7,500	8,269
Frontier Communications Corp. 8.50% 2020	4,025	4,417
Frontier Communications Corp. 8.75% 2022	875	958
Digicel Group Ltd. 12.00% 20141	4,650	5,440
Digicel Group Ltd. 8.875% 20151	7,850	7,968
Digicel Group Ltd. 10.50% 20181	1,000	1,105
LightSquared, Term Loan B, 12.00% 20143,4,5	12,910	11,915
Windstream Corp. 8.125% 2013	1,000	1,105
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	1,775	1,831
Windstream Corp. 8.625% 2016	4,375	4,627
Windstream Corp. 7.00% 2019	2,650	2,623
Vodafone Group PLC, Term Loan, 6.875% 20153,4,5,7	9,530	9,768
Intelsat Jackson Holding Co., Series B, 8.875% 20151	800	826
Intelsat, Ltd. 8.875% 2015	325	336
Intelsat, Ltd. 9.50% 2015	1,000	1,035
Intelsat, Ltd. 9.25% 2016	2,000	2,170
Intelsat Jackson Holding Co. 9.50% 2016	875	928
Intelsat Jackson Holding Co. 8.50% 20191	1,500	1,639
Trilogy International Partners, LLC, 10.25% 20161	5,100	5,075
Crown Castle International Corp. 9.00% 2015	2,175	2,414
Crown Castle International Corp. 7.75% 20171	1,250	1,372
American Tower Corp. 7.00% 2017	1,500	1,694
American Tower Corp. 7.25% 2019	1,825	2,071
Qwest Communications International Inc. 8.00% 2015	2,250	2,430
SBA Telecommunications, Inc. 8.00% 2016	1,650	1,794
Sorenson Communications 10.50% 20151	2,375	1,461
Orascom Telecom 7.875% 20141	1,500	1,418
Hawaiian Telcom, Inc. 9.00% 20152,3,4,5	1,140	1,150
		192,558

INFORMATION TECHNOLOGY — 9.73%
First Data Corp., Term Loan B2, 3.011% 20142,4,5	7,846	7,269
First Data Corp. 9.875% 2015	2,790	2,657
First Data Corp. 9.875% 2015	156	149
First Data Corp. 10.55% 20153	1,079	999
First Data Corp. 11.25% 2016	3,490	3,071
First Data Corp. 8.875% 20201	4,585	4,860
First Data Corp. 8.25% 20211	11,290	10,895
First Data Corp. 12.625% 20211	22,610	21,706
First Data Corp. 8.75% 20221,2,3	11,317	11,006
Freescale Semiconductor, Inc. 8.875% 2014	5,225	5,486
Freescale Semiconductor, Inc. 9.125% 20142,3	10,001	10,501
Freescale Semiconductor, Inc., Term Loan, 4.508% 20162,4,5	406	393
Freescale Semiconductor, Inc. 10.125% 2016	10,733	11,350
Freescale Semiconductor, Inc. 9.25% 20181	7,750	8,564
Freescale Semiconductor, Inc. 10.125% 20181	5,500	6,215
NXP BV and NXP Funding LLC 3.039% 20132	1,000	989
NXP BV and NXP Funding LLC 3.735% 20132	€2,497	3,237
NXP BV and NXP Funding LLC 10.00% 20138	$1,312	1,499
NXP BV and NXP Funding LLC 7.875% 2014	180	188
NXP BV and NXP Funding LLC 8.625% 2015	€3,250	4,495
NXP BV and NXP Funding LLC 9.50% 2015	$13,395	14,366
NXP BV and NXP Funding LLC 9.75% 20181	15,520	17,538
Sanmina-SCI Corp. 6.75% 2013	1,725	1,729
Sanmina-SCI Corp. 3.052% 20141,2	4,575	4,346
Sanmina-SCI Corp. 8.125% 2016	6,500	6,597
Ceridian Corp. 11.25% 2015	6,400	6,368
Serena Software, Inc. 10.375% 2016	5,975	6,139
SunGard Data Systems Inc. 10.625% 2015	1,100	1,218
SunGard Data Systems Inc. 7.375% 20181	3,200	3,232
SunGard Data Systems Inc. 7.625% 20201	1,600	1,628
Advanced Micro Devices, Inc. 8.125% 2017	5,475	5,831
Jabil Circuit, Inc. 8.25% 2018	2,270	2,582
Jabil Circuit, Inc. 5.625% 2020	1,000	988
		188,091

HEALTH CARE — 7.70%
HCA Inc., Term Loan B1, 2.553% 20132,4,5	605	600
HCA Inc. 9.125% 2014	2,645	2,781
HCA Inc. 6.375% 2015	3,205	3,165
HCA Inc. 9.625% 20162,3	1,379	1,480
HCA Inc., Term Loan B2, 3.553% 20172,4,5	1,451	1,453
HCA Inc. 7.75% 20211	15,360	15,398
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	6,905	7,043
Elan Finance PLC and Elan Finance Corp. 8.75% 2016	9,910	10,009
Elan Finance PLC and Elan Finance Corp. 8.75% 20161	2,375	2,393
VWR Funding, Inc., Series B, 10.25% 20152,3	15,402	16,250
PTS Acquisition Corp. 9.50% 20152,3	14,540	14,758
PTS Acquisition Corp. 9.75% 2017	€775	1,036
Bausch & Lomb Inc. 9.875% 2015	$11,855	12,744
Tenet Healthcare Corp. 7.375% 2013	10,335	10,645
Tenet Healthcare Corp. 9.25% 2015	1,355	1,450
Boston Scientific Corp. 5.125% 2017	1,555	1,554
Boston Scientific Corp. 6.00% 2020	2,350	2,454
Boston Scientific Corp. 7.00% 2035	2,370	2,382
Boston Scientific Corp. 7.375% 2040	776	851
Quintiles Transnational 9.50% 20141,2,3	6,420	6,596
ConvaTec Healthcare 10.50% 20181	6,220	6,337
HealthSouth Corp. 10.75% 2016	5,280	5,716
Surgical Care Affiliates, Inc. 8.875% 20151,2,3	3,703	3,777
Surgical Care Affiliates, Inc. 10.00% 20171	1,825	1,861
Patheon Inc. 8.625% 20171	3,215	3,223
Multiplan Inc. 9.875% 20181	2,450	2,609
Coventry Health Care, Inc. 6.125% 2015	1,000	1,042
Coventry Health Care, Inc. 5.95% 2017	1,310	1,334
Merge Healthcare Inc 11.75% 2015	2,115	2,263
Accellent Inc. 8.375% 2017	2,000	2,060
CHS/Community Health Systems, Inc. 8.875% 2015	1,900	2,000
Symbion Inc. 11.75% 20152,3	2,103	1,740
		149,004

MATERIALS — 4.39%
Georgia Gulf Corp. 10.75% 2016	1,500	1,598
Georgia Gulf Corp. 9.00% 20171	13,205	14,393
Reynolds Group 7.75% 20161	4,530	4,813
Reynolds Group 8.50% 20181	3,115	3,146
Reynolds Group 7.125% 20191	740	757
Reynolds Group 9.00% 20191	2,760	2,874
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 9.00% 2014	1,900	1,948
Nalco Co. 8.25% 2017	3,690	4,017
Nalco Co. 6.625% 20191	1,950	2,004
Graphic Packaging International, Inc. 9.50% 2017	5,125	5,618
Graphic Packaging International, Inc. 7.875% 2018	800	842
Ardagh Packaging Finance 7.375% 2017	€500	675
Ardagh Packaging Finance 7.375% 20171	$250	259
Ardagh Packaging Finance 9.125% 20201	1,500	1,568
Ardagh Packaging Finance 9.25% 2020	€1,900	2,615
Smurfit Kappa Acquisition 7.75% 2019	2,890	4,094
Smurfit Capital Funding PLC 7.50% 2025	$665	617
LBI Escrow Corp 8.00% 20171	3,937	4,365
Owens-Brockway Glass Container Inc. 7.375% 2016	3,900	4,163
CEMEX Finance LLC 9.50% 20161	3,800	3,938
Rockwood Specialties Group, Inc. 7.50% 2014	2,500	2,575
Rockwood Specialties Group, Inc. 7.625% 2014	€750	1,027
Plastipak Holdings, Inc. 8.50% 20151	$2,610	2,701
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	2,240	2,481
Ball Corp. 7.125% 2016	1,350	1,461
Ball Corp. 5.75% 2021	835	810
International Paper Co. 9.375% 2019	1,690	2,177
Steel Dynamics Inc. 7.625% 20201	1,750	1,881
MacDermid 9.50% 20171	1,675	1,776
FMG Resources 7.00% 20151	1,600	1,648
Newpage Corp. 11.375% 2014	1,595	1,507
Mercer International Inc. 9.50% 20171	580	599
		84,947

UTILITIES — 3.85%
Edison Mission Energy 7.50% 2013	3,150	3,103
Edison Mission Energy 7.75% 2016	2,200	1,903
Midwest Generation, LLC, Series B, 8.56% 20164	6,612	6,695
Edison Mission Energy 7.00% 2017	8,025	6,400
Edison Mission Energy 7.20% 2019	5,725	4,451
Edison Mission Energy 7.625% 2027	5,925	4,310
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 3.764% 20142,4,5	6,297	4,884
Texas Competitive Electric Holdings Co. LLC, Term Loan B1, 3.764% 20142,4,5	1,488	1,154
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	5,900	3,334
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	4,820	2,747
AES Gener SA 7.50% 2014	500	542
AES Corp. 7.75% 2015	500	536
AES Corp. 8.00% 2017	5,500	5,844
AES Corp. 8.00% 2020	3,000	3,195
Intergen Power 9.00% 20171	8,775	9,345
NRG Energy, Inc. 7.25% 2014	1,900	1,943
NRG Energy, Inc. 7.375% 2016	4,250	4,367
NRG Energy, Inc. 7.375% 2017	1,975	2,039
Sierra Pacific Resources 6.75% 2017	1,000	1,037
NV Energy, Inc 6.25% 2020	3,200	3,232
CMC Energy Corp. 6.55% 2017	1,700	1,816
CMS Energy Corp. 5.05% 2018	1,500	1,491
CMS Energy Corp. 8.75% 2019	150	177
		74,545

CONSUMER STAPLES — 3.10%
Smithfield Foods, Inc. 10.00% 20141	5,425	6,279
Smithfield Foods, Inc. 7.75% 2017	3,525	3,684
Rite Aid Corp. 8.625% 2015	3,250	2,860
Rite Aid Corp. 9.75% 2016	2,950	3,263
Rite Aid Corp. 10.25% 2019	1,470	1,534
Rite Aid Corp. 8.00% 2020	1,420	1,486
SUPERVALU INC. 7.50% 2012	340	346
Albertson’s, Inc. 7.25% 2013	460	463
SUPERVALU INC. 8.00% 2016	6,900	6,641
Albertson’s, Inc. 7.45% 2029	1,000	755
Albertson’s, Inc. 8.00% 2031	1,100	831
Stater Bros. Holdings Inc. 7.75% 2015	5,800	5,989
Stater Bros. Holdings Inc. 7.375% 20181	1,975	2,034
Tops Holding Corp. and Tops Markets, LLC. 10.125% 2015	5,300	5,472
Spectrum Brands Inc. 9.50% 20181	2,825	3,108
Cott Beverages Inc. 8.125% 2018	2,675	2,896
Constellation Brands, Inc. 7.25% 2017	2,500	2,659
Tyson Foods, Inc. 10.50% 2014	2,075	2,464
BFF International Ltd. 7.25% 20201	2,000	2,090
C&S Group Enterprises LLC 8.375% 20171	1,905	1,829
CEDC Finance Corp. 9.125% 20161	1,500	1,601
Ingles Markets, Inc. 8.875% 2017	1,475	1,586
		59,870

ENERGY — 2.67%
Petroplus Finance Ltd. 6.75% 20141	10,380	9,602
Petroplus Finance Ltd. 7.00% 20171	7,243	6,446
Petroplus Finance Ltd. 9.375% 20191	2,000	1,860
Energy Transfer Partners, LP 7.50% 2020	4,575	4,735
Teekay Corp. 8.50% 2020	4,025	4,402
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	1,475	1,518
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	1,000	1,164
Transcontinental Gas Pipe Line Corp. 7.25% 2026	975	1,186
Concho Resources Inc. 7.00% 2021	3,700	3,802
Enterprise Products Operating LLC 7.00% 20672	3,525	3,489
TransCanada PipeLines Ltd. 6.35% 20672	2,715	2,684
Denbury Resources Inc. 9.75% 2016	900	1,008
Denbury Resources Inc. 8.25% 2020	1,096	1,195
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20211,4	1,800	1,881
Continental Resources Inc. 7.375% 2020	275	293
Continental Resources Inc. 7.125% 20211	1,500	1,583
Forest Oil Corp. 8.50% 2014	500	549
Forest Oil Corp. 7.25% 2019	1,000	1,020
Overseas Shipholding Group, Inc. 8.125% 2018	1,500	1,511
General Maritime Corp. 12.00% 2017	1,125	1,091
Williams Companies, Inc. 7.875% 2021	185	219
Williams Companies, Inc. 8.75% 2032	370	454
		51,692

MORTGAGE-BACKED OBLIGATIONS4 — 0.14%
American Tower Trust I, Series 2007-1A, Class F, 6.639% 20371	2,500	2,636

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.13%
Brazil (Federal Republic of) 6.00% 20459	BRL3,902	2,550

BONDS & NOTES OF U.S. GOVERNMENT — 0.13%
U.S. Treasury 6.00% 2026	$2,000	2,474

MUNICIPALS — 0.06%
State of Illinois, General Obligation Bonds, Taxable Build America Bonds, Series 2010-5, 7.35% 2035	$1,250	$1,230

Total bonds, notes & other debt instruments (cost: $1,592,385,000)		1,709,652

	Shares or
Convertible securities — 0.83%	principal amount

INFORMATION TECHNOLOGY — 0.42%
Suntech Power Holdings Co., Ltd. 3.00% convertible notes 2013	$4,000,000	3,525
Linear Technology Corp., Series A, 3.00% convertible notes 2027	$2,000,000	2,130
Liberty Media Corp. 3.50% convertible notes 2031	$3,000,000	1,634
Advanced Micro Devices, Inc. 6.00% convertible notes 2015	$756,000	765
		8,054

CONSUMER DISCRETIONARY — 0.27%
Ford Motor Co. 6.50% convertible preferred 2032	63,400	3,288
Cooper-Standard Holdings Inc. 7.00% convertible preferred1,7	4,984	1,035
Saks Inc. 2.00% convertible notes 2024	$833,000	867
		5,190

FINANCIALS — 0.06%
Alexandria Real Estate Equities, Inc. 3.70% convertible notes 20271	$1,250,000	1,269

INDUSTRIALS — 0.06%
United Continental Holdings, Inc. 4.50% convertible notes 2021	$1,197,000	1,218

TELECOMMUNICATION SERVICES — 0.02%
Clearwire Corp. 8.25% convertible notes 20401	$379,000	387

Total convertible securities (cost: $14,006,000)		16,118

Preferred stocks — 2.21%	Shares

FINANCIALS — 2.00%
Barclays Bank PLC 7.434%1,2	8,500,000	8,394
Barclays Bank PLC 8.55%1,2	675,000	675
JPMorgan Chase & Co., Series I, 7.90%2	4,985,000	5,317
Catlin Insurance Ltd. 7.249%1,2	5,225,000	4,624
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual capital securities1	160,000	4,135
Wells Fargo & Co., Series K, 7.98%2	2,930,000	3,106
Ally Financial Inc., Series G, 7.00%1	2,650	2,505
Lloyds Banking Group PLC 6.657% preference shares1,2,10	3,470,000	2,429
XL Capital Ltd., Series E, 6.50%2	2,750,000	2,392
RBS Capital Trust II 6.425% noncumulative trust2,10	3,265,000	2,163
Fleet Capital Trust II 7.92% 2026	1,300,000	1,316
Citigroup Inc. 6.95% convertible preferred 2031	48,000	1,162
SMFG Preferred Capital USD 3 Ltd. 9.50%1,2	395,000	461
Fannie Mae, Series O, 0%1,2,10	20,000	20
		38,699

CONSUMER DISCRETIONARY — 0.21%
Las Vegas Sands Corp., Series A, 10.00%	19,400	2,209
Gray Television, Inc., Series D, 17.00%7,8,10	1,790,876	1,724
		3,933

Total preferred stocks (cost: $35,931,000)		42,632

Common stocks — 1.21%

FINANCIALS — 0.47%
Citigroup Inc.10	1,207,723	5,712
CIT Group Inc.10	37,755	1,778
Bank of America Corp.	118,946	1,587
		9,077

CONSUMER DISCRETIONARY — 0.38%
Ford Motor Co.10	171,877	2,886
Cooper-Standard Holdings Inc.1,10	47,595	2,142
Cooper-Standard Holdings Inc.1,10	14,544	654
American Media, Inc.7,8,10	87,469	1,465
Time Warner Cable Inc.	2,666	176
Charter Communications, Inc., Class A10	1,331	52
Adelphia Recovery Trust, Series Arahova10	388,601	39
Adelphia Recovery Trust, Series ACC-110	449,306	4
Adelphia Recovery Trust, Series ACC-6B7,10	1,000,000	—
Forbes Travel Guide, Inc.7,8,10	7,285	2
		7,420

MATERIALS — 0.24%
Georgia Gulf Corp.10	192,797	4,639

TELECOMMUNICATION SERVICES — 0.10%
Hawaiian Telcom Holdco, Inc.10	37,968	1,063
Sprint Nextel Corp., Series 110	127,382	539
CenturyLink, Inc.	8,725	403
XO Holdings, Inc.10	651	—
		2,005

INDUSTRIALS — 0.02%
Nortek, Inc.10	3,850	139
Quad/Graphics, Inc., Class A10	1,517	63
Delta Air Lines, Inc.10	3,664	46
Atrium Corp.7,8,10	361	33
		281

INFORMATION TECHNOLOGY — 0.00%
HSW International, Inc.7,8,10	2,236	7

Total common stocks (cost: $17,639,000)		23,429

		Value
Rights & warrants — 0.02%	Shares	(000)

CONSUMER DISCRETIONARY — 0.02%
Cooper-Standard Holdings Inc., warrants, expire 20171,10	11,422	$297

TELECOMMUNICATION SERVICES — 0.00%
Hawaiian Telcom Holdco, Inc., warrants, expire 20157,10	20,572	82

Total rights & warrants (cost: $4,982,000)		379

	Principal amount
Short-term securities — 5.71%	(000)

Freddie Mac 0.14%–0.265% due 1/19–2/22/2011	$50,616	50,607
General Electric Capital Corp. 0.15% due 1/3/2011	29,300	29,300
Federal Home Loan Bank 0.16% due 4/1/2011	10,500	10,496
Jupiter Securitization Co., LLC 0.23% due 1/27/20111	10,000	9,998
PepsiCo Inc. 0.17% due 2/24/20111	10,000	9,997

Total short-term securities (cost: $110,397,000)		110,398

Total investment securities (cost: $1,775,340,000)		1,902,608
Other assets less liabilities		31,128

Net assets		$1,933,736

1Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $600,333,000, which represented 31.05% of the net assets of the fund.

2Coupon rate may change periodically.
3Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
4Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

5Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $142,470,000, which represented 7.37% of the net assets of the fund.

6Step bond; coupon rate will increase at a later date.
7Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, was $16,475,000, which represented .85% of the net assets of the fund.
8Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets
Gray Television, Inc., Series D, 17.00%	6/26/2008	$1,701	$1,724	.09%
NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	1,107	1,499	.08
American Media, Inc.	11/17/2010	1,465	1,465	.07
Atrium Corp.	4/30/2010	33	33	.00
HSW International, Inc.	12/17/2007	69	7	.00
Forbes Travel Guide, Inc.	12/17/2007	2	2	.00
Total restricted securities		$4,377	$4,730	.24%
9Index-linked bond whose principal amount moves with a government retail price index.
10Security did not produce income during the last 12 months.

Key to abbreviation and symbol

BRL = Brazilian reais
€ = Euros

U.S. Government/AAA-Rated Securities Fund
Investment portfolio

December 31, 2010

Bonds, notes & other debt instruments — 88.69%	Principal amount (000)	Value (000)

MORTGAGE-BACKED OBLIGATIONS — 39.72%
Federal agency mortgage-backed obligations1 — 39.43%
Fannie Mae 6.00% 2021	$2,013	$2,191
Fannie Mae 6.00% 2021	136	148
Fannie Mae 6.00% 2021	51	56
Fannie Mae 5.00% 2023	5,550	5,889
Fannie Mae 4.00% 2024	8,896	9,178
Fannie Mae 4.00% 2024	4,355	4,488
Fannie Mae 3.00% 2025	7,000	6,870
Fannie Mae 3.00% 2025	4,000	3,926
Fannie Mae 3.00% 2025	4,000	3,926
Fannie Mae 3.00% 2025	3,452	3,385
Fannie Mae 3.00% 2025	2,000	1,963
Fannie Mae 3.00% 2025	1,000	981
Fannie Mae 3.50% 2025	56,750	57,291
Fannie Mae 3.50% 2025	21,750	21,957
Fannie Mae 3.50% 2025	17,500	17,667
Fannie Mae 3.50% 2025	5,000	5,048
Fannie Mae 3.50% 2025	5,000	5,048
Fannie Mae 3.50% 2025	3,000	3,029
Fannie Mae 4.00% 2025	28,135	29,093
Fannie Mae 4.00% 2025	4,994	5,164
Fannie Mae 3.00% 2026	57,081	55,895
Fannie Mae 3.00% 2026	27,000	26,477
Fannie Mae 3.00% 2026	15,655	15,352
Fannie Mae 3.00% 2026	117	115
Fannie Mae 3.50% 2026	54,500	54,892
Fannie Mae 6.00% 2027	3,138	3,425
Fannie Mae 6.50% 2028	2,805	3,134
Fannie Mae 4.00% 2029	16,637	16,863
Fannie Mae 5.50% 2033	8,688	9,346
Fannie Mae 6.50% 2035	618	698
Fannie Mae 5.52% 20362	1,463	1,551
Fannie Mae 6.00% 2036	3,012	3,284
Fannie Mae 5.34% 20372	1,725	1,810
Fannie Mae 5.532% 20372	504	528
Fannie Mae 6.00% 2037	4,513	4,911
Fannie Mae 6.00% 2037	2,738	2,980
Fannie Mae 6.00% 2037	2,721	2,961
Fannie Mae 6.00% 2037	1,303	1,418
Fannie Mae 6.00% 2037	1,197	1,300
Fannie Mae 6.00% 2037	609	664
Fannie Mae 6.00% 2037	455	496
Fannie Mae 6.00% 2037	391	425
Fannie Mae 6.00% 2037	337	368
Fannie Mae 6.50% 2037	3,413	3,797
Fannie Mae 6.50% 2037	832	913
Fannie Mae 6.50% 2037	342	376
Fannie Mae 7.00% 2037	1,893	2,083
Fannie Mae 7.00% 2037	1,647	1,812
Fannie Mae 7.00% 2037	369	406
Fannie Mae 5.457% 20382	2,288	2,408
Fannie Mae 5.50% 2038	3,057	3,273
Fannie Mae 6.00% 2038	52,448	57,081
Fannie Mae 6.00% 2038	2,765	3,009
Fannie Mae 6.00% 2038	2,640	2,873
Fannie Mae 6.00% 2038	2,630	2,862
Fannie Mae 6.00% 2038	1,112	1,210
Fannie Mae 6.00% 2038	1,127	1,209
Fannie Mae 6.00% 2038	937	1,022
Fannie Mae 6.00% 2038	789	859
Fannie Mae 6.00% 2038	521	565
Fannie Mae 6.50% 2038	6,481	7,215
Fannie Mae 3.577% 20392	2,705	2,807
Fannie Mae 3.593% 20392	6,979	7,234
Fannie Mae 3.779% 20392	556	579
Fannie Mae 6.00% 2039	11,616	12,604
Fannie Mae 6.00% 2039	7,330	7,958
Fannie Mae 6.00% 2039	6,063	6,583
Fannie Mae 6.00% 2039	1,556	1,693
Fannie Mae 2.605% 20402	30,250	30,632
Fannie Mae 3.146% 20402	3,596	3,683
Fannie Mae 3.50% 2040	18,700	17,883
Fannie Mae 3.50% 2040	17,800	17,022
Fannie Mae 3.50% 2040	12,250	11,715
Fannie Mae 3.50% 2040	8,750	8,368
Fannie Mae 3.50% 2040	5,000	4,782
Fannie Mae 4.00% 2040	36,225	36,084
Fannie Mae 4.00% 2040	15,850	15,798
Fannie Mae 4.00% 2040	10,750	10,708
Fannie Mae 4.50% 2040	66,039	67,869
Fannie Mae 4.50% 2040	39,451	40,544
Fannie Mae 6.50% 2040	6,437	7,158
Fannie Mae 3.50% 2041	22,300	21,303
Fannie Mae 3.50% 2041	17,600	16,831
Fannie Mae 6.463% 20472	595	638
Fannie Mae, Series 2001-4, Class GB, 10.085% 20182	223	257
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	625	648
Fannie Mae, Series 2001-4, Class GA, 9.893% 20252	63	73
Fannie Mae, Series 2001-4, Class NA, 11.71% 20252	124	140
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	1,080	1,143
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	1,183	988
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	3,121	3,338
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	1,384	1,517
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	1,285	1,382
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 20392	316	362
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	317	366
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	90	100
Government National Mortgage Assn. 4.00% 2024	6,907	7,183
Government National Mortgage Assn. 4.00% 2024	832	865
Government National Mortgage Assn. 3.50% 2025	4,756	4,808
Government National Mortgage Assn. 3.50% 2025	2,230	2,263
Government National Mortgage Assn. 3.50% 2025	1,967	1,997
Government National Mortgage Assn. 4.00% 2025	15,461	16,077
Government National Mortgage Assn. 5.00% 2038	21,968	23,357
Government National Mortgage Assn. 5.50% 2038	4,789	5,175
Government National Mortgage Assn. 5.50% 2038	3,721	4,021
Government National Mortgage Assn. 5.50% 2038	3,234	3,482
Government National Mortgage Assn. 5.50% 2038	2,482	2,672
Government National Mortgage Assn. 5.50% 2038	1,510	1,631
Government National Mortgage Assn. 6.00% 2038	4,554	4,970
Government National Mortgage Assn. 6.00% 2038	2,794	3,076
Government National Mortgage Assn. 6.00% 2038	1,952	2,143
Government National Mortgage Assn. 6.50% 2038	7,632	8,470
Government National Mortgage Assn. 6.50% 2038	1,065	1,182
Government National Mortgage Assn. 3.50% 20392	1,734	1,811
Government National Mortgage Assn. 4.00% 2039	1,247	1,259
Government National Mortgage Assn. 4.50% 2039	10,967	11,406
Government National Mortgage Assn. 4.50% 2039	7,560	7,863
Government National Mortgage Assn. 5.00% 2039	6,834	7,272
Government National Mortgage Assn. 4.00% 2040	48,739	49,196
Government National Mortgage Assn. 4.00% 2040	6,708	6,771
Government National Mortgage Assn. 4.00% 2040	3,578	3,612
Government National Mortgage Assn. 4.00% 2040	3,561	3,594
Government National Mortgage Assn. 4.50% 2040	13,613	14,156
Government National Mortgage Assn. 4.50% 2040	8,742	9,090
Government National Mortgage Assn. 4.50% 2040	1,543	1,605
Government National Mortgage Assn. 4.50% 2040	1,473	1,532
Government National Mortgage Assn. 5.00% 2040	8,181	8,704
Government National Mortgage Assn. 5.00% 2040	4,756	5,061
Government National Mortgage Assn. 5.00% 2040	4,462	4,748
Government National Mortgage Assn. 5.00% 2040	2,658	2,828
Government National Mortgage Assn. 5.00% 2040	1,811	1,927
Government National Mortgage Assn. 5.00% 2040	274	292
Government National Mortgage Assn. 4.00% 2041	23,235	23,377
Government National Mortgage Assn. 4.00% 2041	19,900	20,040
Government National Mortgage Assn. 4.50% 2041	23,375	24,273
Government National Mortgage Assn. 6.172% 2058	260	284
Government National Mortgage Assn. 6.22% 2058	3,461	3,800
Government National Mortgage Assn., Series 2003, 6.116% 2058	1,724	1,908
Freddie Mac 4.50% 2019	2,908	3,064
Freddie Mac 4.50% 2023	5,567	5,826
Freddie Mac 5.00% 2023	358	379
Freddie Mac 5.00% 2024	4,820	5,092
Freddie Mac 5.50% 2024	13,601	14,596
Freddie Mac 3.50% 2025	26,000	26,203
Freddie Mac 4.00% 2025	23,469	24,184
Freddie Mac 4.00% 2025	11,728	12,085
Freddie Mac 4.00% 2025	11,101	11,420
Freddie Mac 4.00% 2025	9,854	10,154
Freddie Mac 4.00% 2025	5,914	6,094
Freddie Mac 4.00% 2025	5,642	5,814
Freddie Mac 4.00% 2025	3,122	3,217
Freddie Mac 6.00% 2026	2,633	2,864
Freddie Mac 6.00% 2027	5,515	5,998
Freddie Mac 2.711% 20352	703	738
Freddie Mac 5.847% 20362	6,757	7,241
Freddie Mac 5.929% 20372	294	310
Freddie Mac 4.808% 20382	3,107	3,287
Freddie Mac 5.433% 20382	1,082	1,146
Freddie Mac 6.00% 2038	7,449	8,111
Freddie Mac 3.152% 20402	4,214	4,309
Freddie Mac 5.00% 2040	11,790	12,374
Freddie Mac, Series K003, Class A2, 3.607% 2014	3,500	3,657
Freddie Mac, Series 2356, Class GD, 6.00% 2016	827	890
Freddie Mac, Series K009, Class A1, 2.757% 2020	1,446	1,432
Freddie Mac, Series 1567, Class A, 0.713% 20232	241	241
Freddie Mac, Series 3061, Class PN, 5.50% 2035	404	444
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	1,255	1,097
Freddie Mac, Series 3257, Class PA, 5.50% 2036	1,373	1,475
Freddie Mac, Series 3233, Class PA, 6.00% 2036	1,227	1,331
Freddie Mac, Series 3312, Class PA, 5.50% 2037	5,651	6,010
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035	15,612	16,438
FDIC Structured Sale Guaranteed Notes, Series 2010-L1A, Class A-1, 0% 20113	950	945
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Class A, 3.00% 20193	1,068	1,082
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 0.811% 20482,3	781	783
NGN, Series 2010-R2, Class 1A, 0.635% 20172,4	776	776
		1,370,842

COMMERCIAL MORTGAGE-BACKED SECURITIES1 — 0.29%
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	6,750	7,161
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	1,082	1,085
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	844	868
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	599	602
Ally Financial Inc., Series 2001-C1, Class A-2, 6.465% 2034	318	319
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025	55	56
		10,091

Total mortgage-backed obligations		1,380,933

U.S. TREASURY BONDS & NOTES — 36.27%
U.S. Treasury 0.875% 2011	49,000	49,114
U.S. Treasury 0.875% 2011	22,250	22,288
U.S. Treasury 1.125% 2011	15,050	15,165
U.S. Treasury 4.875% 2011	48,250	48,983
U.S. Treasury 0.625% 2012	62,250	62,442
U.S. Treasury 0.875% 2012	38,200	38,416
U.S. Treasury 1.00% 2012	44,250	44,613
U.S. Treasury 2.00% 20125	18,214	18,887
U.S. Treasury 1.125% 2013	26,483	26,703
U.S. Treasury 1.375% 2013	18,330	18,609
U.S. Treasury 3.125% 2013	83,175	88,253
U.S. Treasury 1.75% 2014	38,500	39,312
U.S. Treasury 1.75% 2014	7,800	7,954
U.S. Treasury 2.00% 20145	8,285	8,903
U.S. Treasury 2.375% 2014	17,000	17,612
U.S. Treasury 2.625% 2014	57,250	59,918
U.S. Treasury 1.625% 20155	29,751	31,747
U.S. Treasury 2.125% 2015	17,500	17,594
U.S. Treasury 2.00% 20165	8,264	9,009
U.S. Treasury 5.125% 2016	1,500	1,729
U.S. Treasury 2.50% 2017	17,750	17,685
U.S. Treasury 8.875% 2017	16,190	22,496
U.S. Treasury 3.50% 2018	25,500	26,832
U.S. Treasury 3.125% 2019	20,750	20,973
U.S. Treasury 3.375% 2019	53,000	54,116
U.S. Treasury 8.125% 2019	39,470	55,008
U.S. Treasury 3.50% 2020	40,100	41,084
U.S. Treasury 3.625% 2020	87,000	90,307
U.S. Treasury 7.125% 2023	13,000	17,473
U.S. Treasury 5.25% 2028	5,000	5,733
U.S. Treasury 6.25% 2030	5,000	6,430
U.S. Treasury 4.50% 2036	7,000	7,251
U.S. Treasury 4.25% 2039	22,450	22,123
U.S. Treasury 3.875% 2040	71,250	65,637
U.S. Treasury 4.375% 2040	44,000	44,219
U.S. Treasury 4.625% 2040	126,410	132,467
U.S. Treasury Principal Strip 0% 2019	5,000	3,899
		1,260,984

FEDERAL AGENCY BONDS & NOTES — 12.37%
Federal Home Loan Bank 0.875% 2012	51,200	51,544
Federal Home Loan Bank 1.125% 2012	10,250	10,335
Federal Home Loan Bank 1.75% 2012	29,300	29,849
Federal Home Loan Bank 2.25% 2012	4,500	4,604
Federal Home Loan Bank 1.875% 2013	24,250	24,804
Federal Home Loan Bank 3.625% 2013	58,750	62,824
Federal Home Loan Bank 2.375% 2014	4,250	4,388
Federal Home Loan Bank 5.50% 2014	31,410	35,852
Freddie Mac 2.125% 2012	54,000	55,314
Freddie Mac 2.50% 2014	4,000	4,146
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 3.125% 2011	2,750	2,818
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.125% 2012	20,800	21,344
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.20% 2012	6,000	6,140
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.25% 2011	3,000	3,024
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.125% 2012	3,400	3,473
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.125% 2012	3,000	3,069
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.25% 2012	3,250	3,343
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.10% 2012	2,500	2,551
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.375% 2012	6,750	6,920
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	2,750	2,849
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 3.00% 2011	2,750	2,818
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	5,000	5,097
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.25% 2012	3,750	3,831
Fannie Mae 6.125% 2012	10,000	10,679
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 3.25% 2012	7,750	8,027
United States Government Agency-Guaranteed (FDIC insured), Ally Financial Inc. 1.75% 2012	2,500	2,546
United States Government Agency-Guaranteed (FDIC insured), Ally Financial Inc. 2.20% 2012	5,000	5,137
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 1.95% 2012	3,300	3,363
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 2.25% 2012	3,000	3,062
Small Business Administration, Series SBIC-PS 2006-10A, Participating Securities, 5.408% 2016	2,139	2,306
Small Business Administration, Series 2001-20K, 5.34% 20211	487	522
Small Business Administration, Series 2001-20J, 5.76% 20211	373	403
Small Business Administration, Series 2001-20F, 6.44% 20211	1,029	1,123
Small Business Administration, Series 2003-20B, 4.84% 20231	1,853	1,968
United States Government Agency-Guaranteed (FDIC insured), John Deere Capital Corp. 2.875% 2012	6,000	6,200
United States Government Agency-Guaranteed (FDIC insured), KeyBank NA 3.20% 2012	5,750	5,969
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	5,500	5,636
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 2.625% 2014	5,000	5,201
Tennessee Valley Authority 5.25% 2039	4,750	5,019
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	4,100	4,194
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 2.15% 2012	3,300	3,367
United States Agency for International Development, Republic of Egypt 4.45% 2015	1,000	1,091
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	2,000	2,272
Federal Agricultural Mortgage Corp. 4.875% 20113	1,000	1,001
		430,023

ASSET-BACKED OBLIGATIONS1 — 0.28%
CarMax Auto Owner Trust, Series 2007-2, Class A-4, 5.27% 2012	3,829	3,902
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	2,353	2,426
Ford Credit Auto Owner Trust, Series 2008-A, Class A-4, 4.37% 2012	1,500	1,537
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A-4, 4.28% 2014	1,197	1,224
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	754	776
FPL Recovery Funding LLC, Series 2007-A, Class A-1, 5.053% 2013	59	59
		9,924

BONDS & NOTES OF GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.05%
France Government Agency-Guaranteed, Société Finance 2.875% 20143	1,810	1,869

Total bonds, notes & other debt instruments (cost: $3,051,509,000)		3,083,733

Short-term securities — 15.94%

Private Export Funding Corp. 0.21%–0.25% due 2/14–3/7/20113	82,500	82,470
Coca-Cola Co. 0.21% due 2/11/20113	66,300	66,284
Google, Inc. 0.18%–0.26% due 1/10–3/21/20113	56,900	56,876
Federal Home Loan Bank 0.17%–0.22% due 2/14–3/23/2011	54,000	53,988
Abbott Laboratories 0.16%–0.18% due 1/19–1/20/20113	42,800	42,797
Straight-A Funding LLC 0.22%–0.25% due 2/1–2/16/20113	40,700	40,689
Johnson & Johnson 0.15% due 1/3/20113	38,100	38,100
Federal Farm Credit Banks 0.20%–0.23% due 4/5–8/11/2011	35,000	34,963
Medtronic Inc. 0.20% due 2/18/20113	30,000	29,989
Variable Funding Capital Company LLC 0.25% due 1/18/20113	27,500	27,496
Procter & Gamble International Funding S.C.A. 0.15% due 1/6/20113	24,100	24,099
JPMorgan Chase & Co. 0.20% due 2/14/2011	20,000	19,995
Paccar Financial Corp. 0.19% due 1/18/2011	14,400	14,399
General Electric Capital Corp. 0.15% due 1/3/2011	12,100	12,100
PepsiCo Inc. 0.17% due 2/24/20113	10,000	9,997

Total short-term securities (cost: $554,243,000)		554,242

Total investment securities (cost: $3,605,752,000)		3,637,975
Other assets less liabilities		(161,056)

Net assets		$3,476,919

1Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2Coupon rate may change periodically.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $424,477,000, which represented 12.21% of the net assets of the fund.

4Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $776,000, which represented .02% of the net assets of the fund.
5Index-linked bond whose principal amount moves with a government retail price index.

Cash Management Fund
Investment portfolio

December 31, 2010

Short-term securities — 99.76%	Principal amount (000)	Value (000)

COMMERCIAL PAPER — 35.70%
KfW 0.21% due 1/13/20111	$20,700	$20,698
Network Rail Infrastructure Finance PLC 0.22% due 1/24/2011	20,100	20,097
Svenska Handelsbanken Inc. 0.26% due 1/7/2011	19,400	19,399
American Honda Finance Corp. 0.22% due 2/3/2011	17,100	17,096
Variable Funding Capital Company LLC 0.25% due 1/18/20111	16,300	16,298
Jupiter Securitization Co., LLC 0.25% due 1/3/20111	15,600	15,600
Barton Capital LLC 0.25% due 1/7/20111	15,600	15,599
Procter & Gamble Co. 0.19% due 1/26/20111	15,300	15,298
Nordea North America, Inc. 0.23% due 1/7/2011	15,100	15,099
European Investment Bank 0.23% due 2/23/2011	14,700	14,694
Straight-A Funding LLC 0.20% due 1/19/20111	13,600	13,599
Coca-Cola Co. 0.21% due 2/11/20111	11,900	11,897
Bank of Nova Scotia 0.20% due 1/12/2011	10,100	10,099
John Deere Credit Ltd. 0.24% due 1/21/20111	9,500	9,499
General Electric Capital Corp. 0.15% due 1/3/2011	5,800	5,800
		220,772

U.S. TREASURIES — 34.76%
U.S. Treasury Bills 0.12%-0.211% due 1/6-8/25/2011	215,000	214,944

FEDERAL AGENCY DISCOUNT NOTES — 26.07%
Freddie Mac 0.145%–0.19% due 1/4–2/25/2011	134,900	134,884
Federal Home Loan Bank 0.16% due 1/26–2/23/2011	16,310	16,308
Fannie Mae 0.14% due 1/18/2011	10,000	9,999
		161,191

CERTIFICATES OF DEPOSIT — 3.23%
Bank of Montreal 0.23% due 1/5/2011	20,000	20,000

Total investment securities (cost: $616,894,000)		616,907
Other assets less liabilities		1,507

Net assets		$618,414

1Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $118,488,000, which represented 19.16% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of American Funds Insurance Series. This and other important information is contained in the series’ prospectus and summary prospectuses, which can be obtained from a financial professional and should be read carefully before investing.

American Funds Insurance Series serves as an underlying investment option for multiple insurance products, including variable annuity contracts and variable life insurance policies. The funds can be purchased only through insurance products. This material is not an offer of the funds.

MFGEFP-995-0211O-S25560

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
American Funds Insurance Series:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of the Global Discovery Fund, the Global Growth Fund, the Global Small Capitalization Fund, the Growth Fund, the International Fund, the New World Fund, the Blue Chip Income and Growth Fund, the Global Growth and Income Fund, the Growth-Income Fund, the International Growth and Income Fund, the Asset Allocation Fund, the Bond Fund, the Global Bond Fund, the High-Income Bond Fund, the U.S. Government/AAA-Rated Securities Fund and the Cash Management Fund (each a series of the American Funds Insurance Series, hereafter referred to as the "Series") as of December 31, 2010, and for the year then ended and have issued our unqualified report thereon dated February 8, 2011 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the Series' investment portfolios (the “Portfolios”) as of December 31, 2010 appearing in Item 6 of this Form N-CSR. The Portfolios are the responsibility of the Series' management. Our responsibility is to express an opinion on the Portfolios based on our audits.

In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Series referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INSURANCE SERIES

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: February 28, 2011

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: February 28, 2011